As filed with the Securities and Exchange Commission on April 26, 2024
File No. 033-59541; 811-03072-01
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 41 ☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Post-Effective Amendment No. 898 ☒
(Check appropriate box or boxes)
TALCOTT RESOLUTION LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWO
(Exact Name of Registrant)
TALCOTT RESOLUTION LIFE INSURANCE COMPANY
(Name of Depositor)
1 American Row
Hartford, CT 06103
(Address of Depositor’s Principal Offices)
(860) 791-0286
(Depositor’s Telephone Number, Including Area Code)
Edmund F. Murphy III
President & Chief Executive Officer
Empower Annuity Insurance Company of America
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and Address of Agent for Service)
Copy To:
Stephen E. Roth, Esq.
Eversheds Sutherland (US) LLP
700 Sixth Street, NW., Suite 700
Washington, D.C. 20001
Approximate date of proposed public offering:
As soon as practicable after the effective date of the registration statement.
It is proposed that this filing will become effective:
immediately upon filing pursuant to paragraph (b) of Rule 485
x	on May 1, 2024 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on pursuant to paragraph (a)(1) of Rule 485
this post-effective amendment designates a new effective date for a previously filed post- effective amendment.

Talcott Resolution Life Insurance Company
Group Variable Annuity Contracts
For Section 403(b) or 408 Plans
Separate Account Two
Sub-Administered by Empower Annuity Insurance Company of America
Overview
This Prospectus sets forth information you should know before you purchase or become a Participant under the group variable annuity contract (the “Contract” or “Contracts”). Please read it carefully before you purchase or become a Participant under the Contract. We no longer sell the Contract. However, we continue to administer existing Contracts. The Contract provides for accumulation of Participant Account value and Annuity payments on a fixed and/or variable basis.
Talcott Resolution Life Insurance Company issues the Contracts for use in (a) annuity purchase plans adopted according to section 403(b) of the Internal Revenue Code by public school systems and certain tax-exempt organizations described in section 501(c)(3) of the Code, (b) employee pension plans established for employees of a state, or an agency or instrumentality of either a state or a political subdivision of a state, and (c) Individual Retirement Annuity plans adopted according to section 408 of the Code.
We hold Contributions in a Separate Account that is known as Talcott Resolution Life Insurance Company Separate Account Two during the period before Annuity payouts start and during the period after Annuity payouts start.
The Contracts may contain a General Account option. The General Account option may contain restrictions. The General Account option and these restrictions are not described in this Prospectus. The General Account option is not required to be registered with the Securities and Exchange Commission (“SEC”).
We allocate the Contributions to the “Sub-Accounts” as directed by the Contract Owner or Participant, as applicable. Sub-Accounts are divisions of a Separate Account. The Sub-Accounts purchase shares of underlying mutual funds (“Funds”) that have investment strategies ranging from conservative to aggressive. Because your Contributions purchase Sub-Accounts, you do not invest directly in any of the underlying Funds.
For additional information on the underlying Funds see Appendix A : Underlying Funds
If you decide to become a Contract Owner or a Participant, you should keep this Prospectus for your records. You can also call us at 1-800-528-9009 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about the Contract, and, like this Prospectus, is filed with the SEC. We have included a Table of Contents for the Statement of Additional Information at the end of this Prospectus.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The SEC doesn’t approve or disapprove these securities or determine if the information in this Prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense.
This Prospectus and the Statement of Additional Information can also be obtained from the SEC’s website (http://www.sec.gov).
This group variable annuity contract IS NOT:
♦A bank or credit union deposit or obligation
♦FDIC or NCUA insured
♦Insured by any federal government agency
♦Guaranteed by any bank or credit union
♦May go down in value
Prospectus Dated: May 1, 2024:

Glossary Of Special Terms
The defined terms set out in this prospectus also appear in and apply to the related Statement of Additional Information (“SAI”).
Accumulation Period: The period before the start of Annuity payouts.
Accumulation Units: If you allocate your Contributions to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of Participant Accounts invested in the Sub-Accounts prior to Annuitization.
Annual Maintenance Fee: An annual charge for establishing and maintaining a Participant’s Account under a Contract.
Annuitant: The person on whose life Annuity payouts are based.
Annuitant’s Account: An account established at the beginning of the Annuity Period for making Annuity payouts under the Contracts.
Annuity: A series of payments for life or another designated period.
Annuity Commencement Date: The date we start to make Annuity payouts to you.
Annuity Period: The period during which we make Annuity payouts to you.
Annuity Unit: A unit of measure we use to calculate the value of Annuity payments under a Variable Annuity payout option.
Beneficiary: The person or persons designated to receive Contract values in the event of the Participant’s or Annuitant’s death.
Code: The Internal Revenue Code of 1986, as amended.
Contract Owner: The Employer or entity owning the Contract.
Contract Year: A period of 12 months beginning with the effective date of the Contract or with any anniversary of the effective date.
Contribution(s): The amount(s) paid or transferred to Us by the Contract Owner on behalf of Participants pursuant to the terms of the Contracts.
Date of Coverage: The date on which we receive the application on behalf of a Participant.
Due Proof of Death: A certified copy of the death certificate, an order of a court of competent jurisdiction, a statement from a physician who attended the deceased or any other proof acceptable to us.
Employer: An employer maintaining a Tax Sheltered Annuity plan or an Individual Retirement Annuity plan for its employees.
Fixed Annuity: An Annuity providing for guaranteed payments which remain fixed in amount throughout the payment period and which do not vary with the investment experience of a separate account.
General Account: Our General Account that consists of all of our company assets, including any money you have invested in the General Account option. The assets in the General Account are available to the creditors of Talcott Resolution.
Empower: Empower Annuity Insurance Company of America, which serves as sub-administrator of the Contracts and the Separate Account. You may contact Empower at 1-844-804-8989, Participantservices@empower.com, or at 8515 E. Orchard Road, Greenwood Village, CO 80111.
Empower Administrative Office: Overnight and Standard mailing address: Empower, 8515 E. Orchard Road, Greenwood Village, CO 80111.

Individual Retirement Annuity: An Annuity Contract purchased or sponsored by an Employer on behalf of its employees that provides for special tax treatment under section 408 of the Code.
Minimum Death Benefit: The minimum amount payable upon the death of a Participant prior to age 65 and before Annuity payments have started.
Participant (also, “you”): Any employee or former employee of an Employer or other individual with a Participant Account under a Contract.
Participant Account: An account under a Contract to which the General Account values and the Separate Account Accumulation Units are allocated on behalf of a Participant under a Contract.
Participant’s Contract Year: A period of twelve (12) months beginning with the Date of Coverage of a Participant and each successive 12-month period.
Premium Tax: A tax or amount of tax, if any, charged by a state, federal, or other governmental entity on Contributions or Contract values.
Separate Account: Separate Account Two of Talcott Resolution Life Insurance Company.
Sub-Account Value: The value on or before the Annuity Commencement Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit value for that Sub-Account.
Surrender: Any withdrawal of Contract values.
Talcott Resolution, We, Us or Our: Talcott Resolution Life Insurance Company
Tax-Sheltered Annuity (also “Tax Deferred Annuity”): An Annuity Contract purchased by an Employer on behalf of its employees that qualifies for special tax treatment under section 403(b) of the Code.
Valuation Day: Every day the New York Stock Exchange is open for trading. The value of a Separate Account is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
Variable Annuity: An Annuity providing for payments varying in amount in accordance with the investment experience of the assets held in the underlying Funds of the Separate Account.

Important Information You Should Consider About the Contract
FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawals
You do not pay a sales charge at the time you make a Contribution to your
Participant Account. But, you may pay a Sales Charge if you fully or partially surrender your Participant Account value during the first nine Contract Years.
Maximum Surrender Charge is 5% of Participant account value surrendered.

No CDSC applies in the tenth Contract Year or later.
For example, if you made a withdrawal of $100,000.00 (a partial surrender)
from your Participant Account Value during your first Contract Year, you would pay a maximum CDSC of $5,000.00.
Fee Table; Contract Charges; Sales Charge
Transaction Charges	In addition to the Sales Charge, you may be charged for other transactions. These may include charges for Transfers, Loans, and Premium Taxes that are imposed by a State or other government entity.	Fee Table: Transfer Fee; Loan Set-up Fee; Annual Loan Administration Fee; Contract Charges; Premium Taxes;
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year.
Please refer to your Contract specifications page for information about the specific fees you will pay each year.

The fees and expenses don’t reflect advisory fees that are paid to investment advisors from the Participant Account. If such charges were reflected, such fees and expenses would be higher.
				Fee Table: Participant Transaction Expenses; Annual Contract Expenses; Annual Underlying Funds Operating Expenses
	Annual Fee	Minimum	Maximum
	Base Contract[1]	0%	1.32%
	Investment options (Fund fees and expenses)[2]	0.14%	0.85%
	1 As a percentage of Total Value of Participant Accounts under the Contract. [2] As a percentage of Underlying Fund assets.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.

Lowest Annual Cost: $1,277	Highest Annual Cost: $1,892
Assumes: Investment of $100,000 •5% annual appreciation •Least expensive Contract and Underlying Fund fees and expenses •No CDSC charge •No additional Purchase Payments,	Assumes: Investment of $100,000 •5% annual appreciation •Most expensive Contract and Underlying Fund fees and expenses •No CDSC charge

transfers, or withdrawals	•No additional Purchase Payments, transfers, or withdrawals
Other Plan or Participant Charges	Any plan-specific fees.	Fee Table: Participant Transaction Expenses
RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Contract, including loss of principal and prior credited earnings.	Principal Risks
Not a Short Term Investment
The Contract is designed as a long-term accumulation Investment for retirement savings. It is not designed for short term investment and is not appropriate for an investor who needs ready access to cash.
Principal Risks
Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance of the Underlying Funds available under the Contract.
•Each Underlying Fund has its own unique risks.
•You should review the prospectus for each Underlying Fund before making an investment decision.
Principal Risks
Insurance Company Risks
Any obligations, guarantees, and benefits of the Contract are subject to the claims- paying ability of the Talcott Resolution. If Talcott Resolution experiences financial distress, it may not be able to meet its obligations to you.
More information about Talcott Resolution, including its financial strength ratings, is available upon request. You may make such request by calling 844-
804-8989 or visiting https://www.talcottresolution.com
Principal Risks
RESTRICTIONS		LOCATION IN PROSPECTUS
Investments	Talcott may add or remove an Underlying Fund as an investment option under the Contract or to limit its availability to new Contributions or Transfers of Participant Account Value.	Changes of the Funds and The Separate Account
Optional Benefits
Loans will have a permanent effect on the Participant’s Account because the investment results of each Sub-account will apply only to amounts remaining in the Sub-accounts. A loan that is not repaid will also reduce the death benefit.

If the Participant elects to pay third-party advisory fees out of the Contract, they may be subject to federal and state taxes, and a 10% federal tax penalty may apply if the Participant is under age 59 1∕2.
Description of the Contracts – Transfers between Sub- Accounts; Restrictions on Sub-Account Transfers
TAXES		LOCATION IN PROSPECTUS
Tax Implications
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the
Contract.
•Because you purchase the Contract through a qualified retirement plan, it does not provide any additional tax benefit.
•Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1∕2.
Federal Tax Considerations
CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional Compensation
Your registered representative may receive compensation in the form of commissions for selling this Contract to you. Such compensation may influence your registered representative to recommend this Contract over another investment.
Distribution
Exchanges	Because this Contract is no longer available for sale, it should not be offered to	N/A

you in exchange for another annuity contract that you own. But you should be aware, in general, that some investment professionals have a financial incentive to offer you a new contract in place of the one that you own. You should exchange an annuity contract only if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new annuity contract rather than continue to own the existing annuity contract.

Overview of the Contract
Purpose
The Contract is designed for purchase by sponsors of retirement plans established under Sections 403(b) and 408 of the Code as an investment option for their participants. The Contract offers a number of Underlying Funds in which participants may invest through the Sub-Accounts. A General Account Option that guarantees payment of a minimum interest rate may also be available.
Phases of the Contract
The Contract has two periods: 1) the Accumulation Period and (2) the Annuity Period:
During the Accumulation Period, the Employer makes Contributions to the Contract on behalf of Plan Participants that Participants may allocate among the Sub-Accounts and, if available through the Plan, to the General Account Option. For additional information about the Underlying Funds available for investment through the Sub-Accounts, see Appendix A: Underlying Funds, at the back of this prospectus.
During the Accumulation Period, participants may request full or partial surrenders of their Participant Account value. In addition, participants may be able to request a loan from their Participant Account value.
The Accumulation Period ends on the Annuity Commencement Date when annuity payments begin. A Participant selects an Annuity Commencement Date and an Annuity Payout Option. The Contract provides five annuity options, which may be selected on either a Fixed or Variable Annuity basis or a combination thereof.
During the Annuity Period, neither partial nor full surrenders are permitted except from annuities under Annuity Payout Option No. 5 - Payments for a Designated Period – that are selected on a variable basis. Nor may Participants request a loan during the Annuity Period.
Contract Features
Death Benefit: In the event that a participant dies during the Accumulation Period, then the type of death benefit paid depends on whether the participant died (a) before age 65, or (b) on or after age 65. If the participant died before age 65, a Minimum Death Benefit is payable to the Beneficiary. As further described in this Prospectus, the Minimum Death Benefit is generally the greater of (a) the value of the Participant Account and (b) 100% of the Contributions to the Participant Account less prior Surrenders and outstanding Participant loans. If the participant died on or after age 65, then the Contract pays a death benefit equal to the Participant Account Value, less any outstanding charges and loans. The form of the death benefit payable is subject to any limitation imposed by the Plan and the terms of the Contract.
Withdrawal Options: Full and Partial Surrenders are permitted during the Accumulation Period. They are allowed during the Annuity Period only from an annuity under Option No. 5 – Payments for a Designated Period – that is selected on a variable basis.
Loans: Participants may request loans under certain Plans. To obtain a loan, the participant must enter into an agreement with the Contract administrator that describes the terms, conditions and fees or charges of the loan. The Plan may restrict the amount of Participant Account value available for a loan.
Systemic Withdrawal Option: If permitted by Internal Revenue Service Regulations and the Plan, Participants who have terminated their employment with the Employer may elect systemic withdrawals based on a specific payment of amount, the frequency of payments and the duration of payments, while remaining in the Accumulation Period.

Fee Table
The following tables describe the fees and expenses that you, as a Participant, will pay when opening, holding and surrendering amounts from your Participant Account. Please contact your Plan Administrator for information about the specific fees you will pay each year under the Contract.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Fee Tables, such as custodial or advisory fees that are plan and/or Participant specific, and if such costs were reflected, the cost would be higher. Depending on the type of charge, these may reduce your Participant Account Value and/or could have tax consequences. See the Section “Plan Related Expenses” under “Contract Charges” later in this Prospectus.
The Contract may be available to third-party intermediaries who may charge you a fee for their services in addition to Contract fees and expenses. If you wish to pay these fees from your Covered Account Value, then the deduction will reduce the death benefit and may be subject to state and federal income taxes and a 10% federal penalty tax may apply if you are under age 59 1∕2.
The first table describes the fees and expenses you will pay at the time you make contributions to, withdrawals from, request a Loan from, surrender you Participant Account value, or transfer Participant Account value between Sub-Accounts. State Premium Tax may also be deducted.
Participant Transaction Expenses
Sales Load on Premium Payments	None
Maximum Surrender Charge (as a % of each premium payment withdrawn) (1)	5%
Transfer Fee (2)	$5
Loan Set-up Fee (3)	$25
The next table describes the fees that you will pay each year during the time that hold Participant Account value under the Contract (not including Underlying Fund fees and expenses).
Annual Contract Expenses
	Maximum Fee	Minimum Fee
Annual Loan Administration Fee (4)	$25	$0
Annual Maintenance Fee (5)	$30	$0
Base Contract Fee (as a percentage of average daily Sub-Account value) (6)	1.25%	0.00%
The next item shows the minimum and maximum total operating expenses charged by the Underlying Funds as of December 31, 2023 that you may pay periodically during the time that you participate in the Contract. A complete list of the Underlying Funds available under the Contract, including their annual expenses, may be found at the back of this Prospectus in Appendix A – Underlying Funds.
Annual Underlying Funds Operating Expenses	Minimum	Maximum
Expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses	0.14%	0.85%
(1)
 We do not deduct a sales charge from premiums at the time they are paid. However, We may deduct a Sales Charge when Participant Account value is withdrawn upon a surrender or partial surrender or a certain annuity payment option is elected. The amount of the Sales Charge decreases over time, measured from the number of Participant’s Contract Years completed with respect to the Participant’s Account before the Surrender. We waive the Sales Charge on certain types of Surrenders. The Sales Charge schedule is as follows:
Participant’s Contract Years	Sales Charge as a percentage of Participant Account value Surrendered
During the First through the Fifth Year	5%
During the Sixth Year	4%
During the Seventh Year	3%
During the Eighth Year	2%
During the Ninth Year	1%
During the Tenth Year and thereafter	0%
Each Participant Account has its own Contingent Deferred Sales Charge schedule. The percentage of the Contingent Deferred Sales Charge depends on the number of Participant’s Contract Years completed with respect to the Participant’s Account before the Surrender. We waive the Contingent Deferred Sales Charge on certain types of Surrenders. See the Contingent Deferred Sales Charge in the Charges and Fees Section of this Prospectus.
(2)
 The Transfer Fee applies to each transfer in excess of 12 made in a Participant Contract Year. We currently waive the Transfer Fee.
(3)
 This is the maximum fee we would charge.
(4)
 We deduct this $25 annual loan administration fee on a quarterly basis from a Participant Account. We currently waive the annual loan administration fee. This does not include an interest charge under the terms of the loan.
(5)
 We deduct this $30 annual maintenance fee from each Participant Account on a quarterly basis. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter, or from the proceeds of a full surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account.
(6)
 The Base Contract Fee consists of the Mortality and Expense Risk and Administrative Charge, which is deducted daily at an annual rate of 1.25% against all Contract values in the Sub-Accounts.
We may eliminate or change the Transfer Fee, Sales Charge, Annual Maintenance Fee, and Mortality and Expense Risk and Administrative Charge. (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”). We may also deduct a charge for Premium Taxes at the time of Surrender.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Participant administrative expenses, Base Contract Expenses and Underlying Fund fees and expenses.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Example, such as custodian or advisory fees that are plan and/or participant specific. Depending on the type of charge, these may reduce only your Participant Account Value, and/or could have tax consequences. See the section “Plan Related Expenses” later in this Prospectus.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the highest Total Annual Fund Operating Expenses. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the underlying funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	If you Surrender your Contract at the end of the applicable time period
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25%	$6,822	$11,664	$16,535	$24,772

	If you annuitize at the end of the applicable time period
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25%	$2,183	$6,731	$11,536	$24,772

	If you do not Surrender your Contract
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25%	$2,183	$6,731	$11,536	$24,772
Principal Risks of Investing in the Contract
Not a Short Term Investment Vehicle. The Contract is designed for retirement savings or other long-term purposes. It is not appropriate for investors who need ready access to cash.
Risks Associated with Underlying Funds. The value of your investment and any returns will depend on the performance of the Underlying Fund(s) you select. You bear the risk of any decline in your Participant Account value resulting from the Underlying Fund(s)’ performance.
Company’s Claims Paying Ability. Guarantees and benefits provided by the Talcott Resolution are subject to the financial strength and claims paying ability of the company. If the Talcott experiences financial difficulty, it may not be able to make guaranteed payments that exceed the assets in the Separate Account.
Deduction of Third-Party Advisory Fees. Risks relating to the deduction of advisory fees will reduce your Participant Account Value and subject to state and federal income tax, as well as a 10% federal penalty tax if the Participant is under age 59 1/2.
Limitations on Surrenders and Withdrawals. During the first nine Participant Contract Years, we will deduct a contingent deferred Sales Charge if you surrender or take a withdrawal from the Contract.
Contract Suspension. The Contract may be suspended where new Contributions and new Participant Accounts may be prohibited.
Tax Consequences. Withdrawals are generally taxable as ordinary income. Withdrawals before age 59 1∕2 may be subject to a tax penalty.
Cyber Security and Business Continuity Risk. Our business is highly dependent upon the effective operation of our computer systems and those of our business partners and service providers. Our business is therefore vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from system failures and cybersecurity incidents. These risks include, among other things, the theft, misuse, corruption and destruction of electronic data, interference with or denial of service, attacks on systems or websites and other operational disruptions that could severely impede our ability to conduct our business and administer the Contract. Financial services companies and their third-party service providers are increasingly the targets of cyber-attacks involving the encryption of data (e.g., ransomware), disruptions in communications (e.g., denial of service), or unauthorized access to or release of personal or confidential information. In 2023, we were notified of a data security incident involving the MOVEit file transfer system used by numerous financial services companies. A third-party vendor uses that software on our behalf to, among other things, identify the deaths of insured persons and annuitants under life insurance policies and annuity contracts. We notified affected customers as required by law, and we continue to assess and investigate the overall impact of the incident. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources. The use of remote or flexible work arrangements, remote access tools, and mobile technology has expanded potential targets for cyber-attack.
System failures and cybersecurity incidents may adversely affect you and/or your Contract. For instance, a cyber-attack may interfere with our ability to process Contract transactions or calculate Contract values, including Accumulation Unit values, or could result in the release of confidential customer information. Such events could also adversely affect us, as they may result in regulatory fines, financial losses and reputational damage. Cybersecurity incidents may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. Although we take efforts to protect our systems from cybersecurity incidents, there can be no assurance that we or our service providers or the underlying funds will be able to avoid cybersecurity incidents affecting Contract owners in the future. It is possible that a cybersecurity incident could persist for an extended period of time without detection.
We are also exposed to risks related to natural and man-made disasters, and other severe events, such as storms, public health crises, terrorist acts, and military actions, any of which could adversely affect our business operations. While we have a business continuity plan and have taken precautions, we cannot assure you that severe events will not result in interruptions to our business operations, particularly if such events affect our computer systems or result in a significant number of our employees becoming unavailable. Interruptions to our business operations may impair our ability to effectively administer the Contract, including our ability to process orders and calculate Contract values. Additionally, our third-party service providers and other third-parties related to our business (such as financial intermediaries or underlying funds) are subject to similar risks. Successful implementation and execution of their business continuity policies and procedures are largely beyond our control. Disruptions to their business operations may impair our own business operations.
Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company is a stock life insurance company originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently re-domiciled to Connecticut. Talcott Resolution Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. In June 2018, the Company changed its name from Hartford Life and Annuity Insurance Company to Talcott Resolution Life and Annuity Insurance Company. Our corporate offices are located at 1 American Row, Hartford, CT 06103.
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement and administrative services agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts.
On December 20, 2020, MassMutual entered into a reinsurance agreement and subcontractor administrative services agreement with Great-West Life & Annuity Insurance (“Great-West”) to further re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts. On September 2, 2022, Great-West Life & Annuity Insurance Company was re-named Empower Annuity Insurance Company of America (“Empower”).
Empower has primary responsibility for administration of the Contract and the Separate Account. Empower or its affiliates may also provide recordkeeping and other service to the Plan for which they receive compensation from Plan assets.
Talcott Resolution Life Insurance Company is a direct, wholly owned subsidiary of TR Re, Ltd. an approved Class E insurer under the Bermuda Monetary Authority. Our indirect parents are Talcott Resolution Life, Inc., a Delaware corporation and Talcott Holdings, L.P., a Delaware limited partnership. Our ultimate parent is Talcott Financial Group Investments, LLC. (“TFGI”), a Bermuda exempted limited liability company. We are ultimately controlled by A. Michael Muscolino and Alan Waxman.
Financial Condition of Talcott Resolution
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com or visiting the

SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
The Separate Account
The Separate Account is where we set aside and invest assets of some of our annuity contracts, including this Contract. The assets of Separate Account Two were transferred from Hartford Variable Annuity Life Insurance Company Separate Account DC-II on December 31, 1987.
The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account or Talcott Resolution. The Separate Account meets the definition of “separate account” under federal securities law. The Separate Account holds only assets for variable annuity contracts. The Separate Account:
•Holds assets for the benefit of Participants and Contract Owners, and the persons entitled to the payments described in the Contract.
•Is not subject to the liabilities arising out of any other business Talcott Resolution may conduct. The General Account is subject to the Company’s claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Our ability to honor all guarantees under the Contract is subject to our claims-paying capabilities and/or financial strength.
•Is not affected by the rate of return of Talcott Resolution’s General Account or by the investment performance of any of Talcott Resolution’s other separate accounts.
•May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other contracts offered by the Separate Account which are not described in this Prospectus.
•Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.
We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Participant Account will equal the total of the Contributions made to your Participant Account.
Underlying Funds
Each Underlying Fund is registered with the SEC as a diversified open–end management investment company under the 1940 Act. But the SEC does not supervise their management, investment practices or policies. The (i) name of each Underlying Fund, (ii) its investment objective, (iii) investment adviser and any sub-adviser, (iv) current expenses and (v) performance information is provided in Appendix A: Underlying Funds. Not all Underlying Funds may be available in all states.
The Underlying Fund each issues a prospectus, which contains additional important information about the Fund. You may obtain copies of the prospectuses for the Underlying Funds by contacting Empower at 1-844-804-8989.
For Contracts issued in connection with Employer-sponsored retirement plans, the Contract owner decides which Sub-Accounts described in this prospectus are available to Participants. As a result, if you are a Participant in an Employer-sponsored Plan, you may not be able to allocate Contributions to all the Sub-Accounts described in the Prospectus. For additional information about the Sub-Accounts available to you, please refer to materials describing your employer’s Plan.
The Contract may contain a General Account option. The General Account option has certain restrictions. Neither the General Account option nor these restrictions are described in this prospectus. The General Account option is not required to be registered with the SEC
Fees and Payments Received by Talcott Resolution from the Fund Families
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to reinsure the obligations of Talcott Resolution under the Contracts and to provide all of the administrative services necessary to support the Contracts. In this role, MassMutual receives all charges, fees, payments and compensation described in this Prospectus as payable to Talcott Resolution. On December 31, 2020, MassMutual entered into a reinsurance agreement with Empower Annuity Insurance Company of America (“Empower”) to further reinsure the obligations of Talcott Resolution under the Contracts. MassMutual also entered into an administrative services agreement and subcontract services agreement for Empower to provide all of the administrative services necessary to support the Contracts. Under these arrangements, Empower now receives (through MassMutual) all charges, fees, payments and compensation described in this Prospectus as payable to Talcott Resolution.
The Contracts are no longer available for sale. The MassMutual affiliate formerly responsible for marketing and selling the Contracts continues to pay sales commissions and other compensation to financial intermediaries for sales and marketing activities related to the Contracts.
Talcott Resolution receives substantial fees and payments with respect to the Underlying Funds that are offered as Sub-Accounts to your Plan through the Contract. These types of fees and payments, which are sometimes called “revenue sharing” payments, are among a number of factors considered when deciding to include a fund in the menu of Underlying Funds offered through the Contract. All of the Underlying Funds on the overall menu make payments to Talcott Resolution or an affiliate. These fees and payments under agreements between Talcott Resolution and the principal underwriters, transfer agents, investment advisers and/or other entities related to the Funds may be in amounts up to 0.80% of assets invested in a Underlying Fund. The fees and payments may include asset based sales compensation and service fees under distribution and/or servicing plans adopted by funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. They may also include administrative service fees and additional payments, expense reimbursements and other compensation. The fees may result in a profit to the extent they exceed expenses, including the expenses of paying compensation to broker-dealers, financial institutions and other persons for selling the Contracts.
Not all fund families pay the same amount of fees and compensation to Us and not all Funds pay according to the same formula. Because of this, the amount of the fees and payments received by Talcott Resolution varies by Fund and Talcott Resolution may receive greater or less fees and payments depending on which variable investment options your Plan selects.
For information on which Underlying Funds pay Talcott Resolution such fees and at what level, please visit https://plan.empower-retirement.com/plancloudws/fundprospectus or call 1-844-804-8989. Written information will be provided upon request.
Endorsement/Sponsorship Fees Paid By Talcott Resolution
Empower, as sub-administrator for the Talcott Resolution Contracts, has entered into endorsement/sponsorship arrangements with the National Association of Police Organizations (NAPO), Fraternal Order of Police (FOP), and National Association of Government Defined Contribution Administrators (NAGDCA). Under the arrangements, Great West pays endorsement/sponsorship fees to NAPO, FOP and NAGDCA, which allows Great West to advertise its retirement products and services to their member organizations and individuals.
For additional information on the amount of fees and payments made by Empower, as sub-administrator for the Talcott Resolution Contracts, please call 1-844-804-8989. Written information will be provided upon request.
Voting Rights
Talcott Resolution is the legal owner of all Underlying Fund shares held in the Separate Account and has the right to vote at the Fund’s shareholder meetings.
As Sub-administrator of the Separate Account, Empower has assumed responsibility of voting the shares of the Underlying Funds on behalf of Talcott Resolution. To the extent required by federal securities laws or regulations, we will:
• Notify the Contract Owner or Participant of any Fund shareholders’ meeting if the shares held for the Contract may be voted;
•Send proxy materials and a form of instructions to the Contract Owner or Participant that may be used to provide instructions on how to vote the Fund shares held for the Contract;
•Arrange for the handling and tallying of proxies received from Contract Owners or Participants;
•Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner or Participant; and
•Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

All Fund shares for which no voting instructions are received will be voted in the same proportion as shares for which voting instructions have been received may result in a small number of Contract Owners or Participants determining the outcome of a proposal subject to a shareholder vote.
If any federal securities laws or regulations, or their present interpretation, change to permit voting shares without obtaining Contract Owner or Participant instructions, , Empower may decide to do so. Contract Owners or Participants may attend any shareholder meeting at which shares held for their Contract may be voted.
During the Annuity Period under a Contract, the number of votes will decrease as the number of shares in the Underlying Funds held to fund the Annuity benefits decrease.
Changes to the Funds and Separate Account
Where permitted by applicable law, Talcott may add new Funds to the Separate Account as new Sub-Accounts, make Sub-Accounts (including new Sub-Accounts) available to such classes of Contracts as we may determine, cease to offer any Sub-Account (including closing a Sub-Account to new Contributions and transfers of Contract value), substitute the shares of any other registered investment company for the shares of any Fund held by the Separate Account as necessary to respond to changes in applicable law, or any Fund-initiated changes, events or activity, including, but not limited to, Fund mergers, Fund liquidations, Fund closures or other Fund-initiated activity, combine separate accounts, including the Separate Account, and deregister the Separate Account under the Investment Company Act of 1940, if such registration is no longer required.
If additional Sub-Accounts are made available to Participants, Talcott may or may not make them available to you based on Our assessment of marketing needs and investment conditions. We will send Contract Owners any required notice of an applicable change to the Separate Account or a Fund’s availability.
General Account Option
Important information you should know: The portion of the Contract relating to the General Account option is not registered under the Securities Act of 1933 (“1933 Act”) and the General Account option is not registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Neither the General Account option nor any interest in the General Account option is subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosure regarding the General Account option.
The General Account option is part of our General Account that includes our company assets. Contributions and Contract values allocated to the General Account option are available to our general creditors.
Declared Rate of Interest: We credit interest on Contributions made to the General Account at a rate we declare for any period of time that we determine. We may change the declared interest rate from time to time at our discretion.
Guaranteed Rate of Interest: Talcott Resolution guarantees a minimum rate of interest. The declared interest rate will not be less than the minimum guaranteed rate of interest.
Distributions and Transfers: We generally process distributions and transfers from the General Account within a reasonable period of time after we receive a Participant request at our Administrative Office. However, under certain conditions, transfers from the General Account may be limited or deferred. Distributions may be subject to a contingent deferred Sales Charge and may be deferred.
The General Account is subject to the Company’s claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Our ability to honor all guarantees under the Contract is subject to our claims-paying capabilities and/or financial strength.

Contract Charges
Sales Charge
The Sales Charge covers some of the expenses relating to the sale and distribution of the Contracts, including:
•the cost of preparing sales literature,
•commissions and other compensation paid to broker dealers and their registered representatives, and
•other promotional and distribution related activities.
If the Sales Charge is not sufficient to cover sales and distribution expenses, we pay those expenses from our general assets, including surplus. Surplus might include profits resulting from unused mortality and expense risk charges.
We do not deduct a sales charge at the time Contributions are made to the Contract. We may assess a Sales Charge when you partially or fully Surrender amounts held in your Participant Account under the Contract. The Sales Charge is based on the amount you choose to Surrender from your Participant Account and the number of Participant Contract Years completed with respect to your Participant Account before the Surrender.
The percentage used to calculate the contingent deferred Sales Charge is equal to:
Participant’s Contract Years	Sales Charge as a percentage of Participant Account value Surrendered
During the First through the Fifth Year	5%
During the Sixth Year	4%
During the Seventh Year	3%
During the Eighth Year	2%
During the Ninth Year	1%
During the Tenth Year and thereafter	0%
We may reduce the amount or term of the Sales Charge (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”).
When you request a full Surrender, the Sales Charge is deducted from the amount Surrendered and the balance is paid to you.
➢Example: You request a full Surrender when the value of your Participant Account is $1,000 and the applicable Sales Charge is 5%: Your Sub-Account(s) will be surrendered by $1,000 and you will receive $950 (i.e., the $1,000 Surrender less the 5% Sales Charge).
If you request a partial Surrender and ask for a specific dollar amount, the Sales Charge will be calculated on the total amount that must be withdrawn from your Sub-Account(s) to provide you with the amount requested.
➢Example: You ask for $1,000 when the applicable Sales Charge is 5%: Your Sub-Account(s) will be reduced by $1,052.63 (i.e., a total withdrawal of $1,052.63 made up of $52.63 in Sales Charge plus the $1,000 you requested). The net amount of $1,000 is paid to you.
Annual Maintenance Fee
The Annual Maintenance Fee is an annual $30 fee that we deduct from each Participant Account on a quarterly basis. The fee compensates us for our administrative services related to maintaining the Contract and the Participant Accounts. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter, or from the proceeds of a full surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account.
Is there ever a time when the Sales Charge or Annual Maintenance Fee do not apply?
We do not deduct the Sales Charge and Annual Maintenance Fee from a Surrender from Participant’s Account under a Contract in the event of the Participant’s:
•death,

•disability, within the meaning of Code section 72(m)(7) (provided that any such disability would entitle the Participant to receive social security disability benefits),
•confinement in a nursing home, provided the Participant is confined immediately following at least 90 days of continuous confinement in a hospital or long term care facility,
•separation from service with the Employer on or after the Participant Contract Year 5 for Participants age 59 1∕2 or older,
•financial hardship (e.g., an immediate and heavy financial need of the Participant other than purchase of a principal residence or payment for post-secondary education), or
•in the event that a Participant Account is paid out under one of the available Annuity payout options under the Contracts or under the Systematic Withdrawal Option (except that a Surrender out of Annuity payout option 5 is subject to Sales Charges, if applicable).
Some of the foregoing events may not apply to Participants under an Individual Retirement Annuity.
If you are otherwise eligible to make a withdrawal from your Participant Account under the terms of your Employer’s plan, you can withdraw, on a non-cumulative basis, up to 10% of the value of your Participant Account, without application of a Sales Charge for each Participant Contract Year after the first Participant Contract Year. The minimum amount you can withdraw under this provision is $250.
No deduction for the Sales Charge will apply to a transfer to a Related Participant Directed Account Option. A “Related Participant Directed Account Option” is a separate Participant directed investment account under a Code 17 section 403(b)(7) custodial account that you identify and we accept for the purpose of participant-directed transfers of amounts from the Contract for investment outside of the Contract. The Related Participant Directed Account Option may not be available in all states or in all Contracts.
Mortality and Expense Risk and Administrative Charge
For providing administrative services, and for assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate of 1.25% against all Contract values in the Sub-Accounts.
The mortality and expense risk and administrative charge compensates us for providing administrative services and for assuming mortality and expense risks under the Contracts. We assume two types of mortality risk and an expense risk:
Mortality Risk During The Annuity Period
Once Annuity payouts have begun, we may be required to make Annuity payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.
Mortality Risk During The Annuity Period
Once Annuity payouts have begun, we may be required to make Annuity payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.
Expense Risk
We also bear an expense risk that the Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.
Although variable Annuity payouts will fluctuate with the performance of the underlying Fund selected, your Annuity payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. This charge enables us to keep our commitments and to pay you as planned.
We also provide various administrative support services for plans. These services include recordkeeping, statements of account, internet and automated voice response account access, and participant educational materials.
If the mortality and expense risk and administrative charge under a Contract is insufficient to cover actual costs incurred by us, we will bear the loss. If the mortality and expense risk and administrative charge exceeds these costs, we will keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk and administrative charge.
We may reduce the mortality and expense risk and administrative charge under the Contracts (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”).
Loan Fees
Loans may be subject to a one-time set-up fee of $25. In addition, loans may also be subject to an annual loan administration fee of $25. We do not currently charge the $25 annual loan administration fee.
Premium Taxes
We reserve the right to deduct a charge for Premium Tax imposed on Us by a state or other governmental entity. Certain states and municipalities impose a Premium Tax. In some cases, Premium Taxes are deducted at the time purchase payments are made; in other cases Premium Tax is assessed on the Annuity Commencement Date. We will pay Premium Taxes at the time imposed under applicable law. At Our sole discretion, We may deduct Premium Taxes at the time We pay such taxes to the applicable taxing authorities, at the time the Contract is surrendered, at the time a death benefit is paid, or at the time a Participant annuitizes.
Transfer Fee
You can transfer your Participant Account values between or among the Sub-Accounts up to 12 times per Participant Contract Year. A Transfer Fee of $5 may apply to each transfer in excess of 12 made in a Participant Contract Year. We do not currently charge the $5 Transfer Fee.
Experience Rating under the Contracts
We may apply experience credits under a Contract based on investment, administrative, mortality or other factors, including, but not limited to: (1) the total number of Participants, (2) the sum of all Participants’ Account values, (3) the allocation of Contract values between the General Account and the Separate Account under the Contract, (4) present or anticipated levels of Contributions, distributions, transfers, administrative expenses or commissions, and (5) whether we are the exclusive annuity contract provider. Experience credits can take the form of a reduction in the deduction for Mortality and Expense Risk and Administrative Charges, a reduction in the term or amount of any applicable Sales Charges, an increase in the rate of interest credited under the Contract, a reduction in the amount of the Annual Maintenance Fee, a reduction in the amount of the Transfer Fee, or any combination of the foregoing. We may apply experience credits either prospectively or retrospectively. We may apply and allocate experience credits in such manner as we deem appropriate. Any such credit will not be unfairly discriminatory against any person, including the affected Contract Owners or Participants. Experience credits have been given in certain cases. Owners of Contracts receiving experience credits will receive notification regarding such credits. Experience credits may be discontinued at our sole discretion in the event of a change in applicable factors.
Negotiated Charges and Fees
The charges and fees described in this section vary from Contract to Contract, depending on plan characteristics. The Contract Owner can negotiate charges and fees. This flexibility allows Us and the Contract Owner to custom design a charge and fee structure that meets the financial goals of both the Contract Owner and Talcott Resolution.
Charges of the Funds
The Separate Account purchases shares of the Funds at net asset value. The net asset value of the fund reflects investment advisory fees, distribution fees and operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Underlying Fund’s prospectuses.
Plan Related Expenses: We can agree with the Contract Owner may direct us to deduct amounts from the assets under a Contract to pay certain administrative expenses or other Plan Related Expenses including, but not limited to, fees to consultants, auditors, counsel, Talcott Resolution and other Plan service providers. We will deduct and pay such amounts to the Contract Owner or as directed by the Contract Owner. We may agree to include these amounts as an adjustment to the charge for administrative undertakings for the Separate Account.

You should consult a tax advisor regarding the tax treatment of adviser fee payments. Please consult with your investment adviser before requesting us to pay financial adviser fees from this Contract compared to other assets you may have.
Any financial adviser fee you pay is in addition to this Contract’s fees and expenses.
You should ask your financial adviser about compensation they receive for this Contract. We are not an investment adviser, and we do not provide investment advice in connection with sales of the Contract. We are not a fiduciary to you, and do not make recommendations or assess suitability.
Description of the Contracts
The Contracts Offered: The Contracts are group variable annuity contracts. We can offer the Contracts for use in connection with Tax Sheltered Annuity plans adopted under section 403(b) of the Code by public school systems, certain tax-exempt organizations described in section 501(c)(3) of the Code and including employee pension plans established for employees by a state, political subdivision of a state, or an agency or instrumentality of either a state or political subdivision of a state. We can also offer the Contracts in connection with Individual Retirement Annuity plans. We issue a Contract to an Employer or to a trustee or custodian of the Employer’s plan to provide a Tax Sheltered Annuity or Individual Retirement Annuity plan for its employees.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the U.S. Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your Participant Account being considered abandoned property under state law (unless preempted by ERISA), and remitted to the applicable state.
Assignments
The Contract and a Participant’s interest in a Contract cannot be assigned, transferred or pledged.
Pricing and Crediting of Contributions
We credit initial Contributions to your Participant Account within two Valuation Days of our receipt of a properly completed application and the initial Contribution at our Administrative Office.
If the application or other information accompanying the initial Contribution is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Contribution and explain why it could not be processed or keep the Contribution if the Participant authorizes us to keep it until the necessary information is provided.
Subsequent Contributions properly designated for your Participant Account that are received prior to the close of the New York Stock Exchange will be invested on the same Valuation Day. Subsequent Contributions properly designated for your Participant Account that are received on a Non-Valuation Day or after the close of the New York Stock Exchange will be invested on the next Valuation Day.
Canceling your Certificate
For certificates issued in Florida, Minnesota, North Carolina, Texas and Utah in connection with 403(b) Contracts, you have a limited right to return your certificate for cancellation. We urge you to closely examine its provisions. If for any reason you are not satisfied with your certificate, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. We will not deduct any Sales Charges during this time. We may require additional information before we can cancel your certificate.
You bear the investment risk from the time the certificate is issued until we receive your complete cancellation request.
The amount we pay you upon cancellation depends on the requirements of the state where you purchased your certificate.

Contribution Amounts
If the Plan adopted by the Contract Owner so provides, the Contract permits the allocation of Contributions, in multiples of 1% among the several Sub-Accounts of the Separate Account. The minimum amount that may be allocated to any Sub-Account in a Separate Account shall not be less than $10. Such changes must be requested in the form and manner prescribed by Us.
Transfers between Sub-Accounts
During phases of your Contract when transfers are permissible, you may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Participant Account value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when We process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to Us and your Registered Representative. Any oral communication should be re-confirmed in writing.
You may request a transfer into (purchases) a particular Sub-Account or transfers out of (redemptions) a particular Sub-Account. In addition, you may allocate Contributions to or request Surrenders from Sub-Accounts. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund We would need to sell to satisfy all Participants’ “transfer-out” requests. At the same time, We also combine all the daily requests to transfer into a particular Sub-Account or Contributions allocated to that Sub-Account and determine how many shares of that Underlying Fund We would need to buy to satisfy all Participants’ “transfer-in” requests.
In addition, many of the Underlying Funds that are available as investment options in Our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by Us or Our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of Our size and available technology to combine sales of a particular Underlying Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by Us or Our affiliates. We also combine many of the purchases of that particular Underlying Fund for many of the products We offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that We sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if We combine all transfer-out (redemption) requests and Surrenders of a Sub-Account with all other sales of that Underlying Fund from all Our other products, We may have to sell $1 million dollars of that Fund on any particular day. However, if other Participants and the owners of other products offered by Us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then We would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
Restrictions on Sub-Account Transfers
First, you may make only one Sub-Account transfer request each day. We limit each Participants to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer,” however, you cannot transfer the same Participant Account value more than once a Valuation Day.
For Example:
•If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.
•If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day’s transfer activity would count as one Sub-Account transfer.

•Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Conversely, if you have $10,000 in Participant Account value distribution among 10 different Sub-Accounts and you request to transfer the Participant Account value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.
•However, you cannot transfer the same Participant Account value more than once in one day. That means if you have $10,000 in a money market fund Sub-Account and you transfer all $10,000 into a stock fund Sub-Account, on that same day you could not then transfer the $10,000 out of the stock fund Sub-Account into another Sub-Account.
Second, you are allowed to submit a total of 20 Sub-Account transfers each Calendar Year (the “Transfer Rule”) by U.S. Mail, Voice Response Unit, internet, or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, We will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, Our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We may aggregate a Contract Owner’s Contracts or a Participant’s Participant Accounts for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation program. Reallocations made based on a Fund merger or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
The Contracts provide for a Transfer Fee of $5 that applies to each transfer in excess of 12 made in a Participant Contract Year. We do not currently charge the $5 Transfer Fee.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase or become a Participant under this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase or become a Participant under this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:
Fund Trading Policies
Generally, you are subject to an Underlying Fund’s trading policies, if any. We are obligated to provide, at the Underlying Fund’s request, tax identification numbers and other shareholder identifying information contained in Our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, We have agreed to serve as a Fund’s agent to help monitor compliance with that Underlying Fund’s trading policy.
We are obligated to follow each Underlying Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning Sub-Account transfers into an Underlying Fund or other funds within that fund complex. We are not authorized to grant exceptions to an Fund’s trading policy. Please refer to each Underlying Fund’s prospectus for more information. Transactions that cannot be processed because of the Underlying Fund’s trading policies will be considered not in good order.
In certain circumstances, the Underlying Fund’s trading policies do not apply or may be limited. For instance:
•Certain types of financial intermediaries may not be required to provide Us with shareholder information.
•“Excepted funds” such as money market funds and any Underlying Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that an Underlying Fund treats as a single investor.

•An Underlying Fund can decide to exempt categories of Contract Owners whose contracts are subject to inconsistent trading restrictions or none at all.
•Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of asset allocation programs, automatic rebalancing programs, Annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals, surrenders, or retirement plan contributions.
Possibility of Undetected Abusive Trading or Market Timing. We may not be able to detect or prevent all abusive trading activities. For instance,
•Since We net all the purchases and redemptions for a particular Underlying Fund for this and many of Our other products, transfers by any specific market timer could be inadvertently overlooked.
•Certain forms of variable annuities and types of Underlying Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.
•These policies apply only to individuals and entities that own or are Participants under this Contract. However, the Underlying Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different or less restrictive transfer rules or no transfer restrictions at all.
•In some cases, We are unable to count the number of Sub-Account transfers requested by Participants or enforce the Transfer Rule because We do not keep Participant Account records for a Contract. In those cases, the Participant Account records and Participant Sub-Account transfer information are kept by the Contract Owner or its third party service provider. These Contract Owners and third party service providers may provide Us with limited information or no information at all regarding Participant Sub-Account transfers.
Impact of Frequent Transfers
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Participant Account. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity payouts for your payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if We reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all Our variable product investors if the Fund and We cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, We do not have the tax identification number or other identifying information requested by a Fund in Our records. In those cases, We rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, We may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all Participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
General Account Option Transfers
You may make transfers out of the General Account Option to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). For Contracts issued or amended on or after May 1, 1992:
• Transfers of assets presently held in the General Account option, or which were held in the General Account option at any time during the preceding three months, to any account that we determine is a competing account, are prohibited.

• Similarly, transfers of assets presently held in any account during the preceding three months, that we determine is a competing account, to the General Account option, are prohibited.
In addition, we may limit the maximum amount transferred or Surrendered from the General Account option under a Participant Account to 1/6th of such portion of the Participant Account held in the General Account option in any one Participant Contract Year.
These restrictions apply to all transfers from the General Account Option, including all systematic transfers. As a result of these limitations, it may take a longer period of time (i.e., several years) to move Participant Account values in the General Account Option to Sub-Accounts and therefore this may not provide an effective short-term defensive strategy.
Telephone and Internet Transfers
Transfer instructions received by telephone on any Valuation Day before the end of any Valuation Day will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by Us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should contact Us as soon as possible.
We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.
Telephone or internet transfer requests may be cancelled via the internet or by calling Us before the end of the Valuation Day you made the transfer request.
We, Our agents or Our affiliates are not responsible for losses resulting from telephone or electronic requests that We believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through Our website are genuine, including a requirement that Contract Owners and Participants provide certain identifying information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Contract Value
Your Participant Account value reflects the sum of the amounts under your Participant Account allocated to the General Account option and the Sub-Accounts.
There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit value. Therefore, on any Valuation Day the portion of your Participant Account allocated to the Sub-Accounts will reflect the investment performance of the Sub-Accounts and will fluctuate with the performance of the Underlying Funds.
Contributions made or Contract values allocated to a Sub-Account are converted into Accumulation Units by dividing the amount of the Contribution or allocation, minus any Premium Taxes, by the Accumulation Unit value for that Valuation Day. The more Contributions or Contract values allocated to the Sub-Accounts under your Participant Account, the more Accumulation Units will be reflected under your Participant Account. You decrease the number of Accumulation Units in a Sub-Account under your Participant Account by requesting Surrenders, transferring money out of a Sub-Account, submitting a Death Benefit claim or by electing an Annuity payout from your Participant Account.
To determine the current Accumulation Unit value, We take the prior Valuation Day’s Accumulation Unit value and multiply it by the Net Investment Factor for the current Valuation Day. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time).
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account is calculated by dividing (a) by (b) and multiplying (c) where:

(a) is the net asset value per share plus applicable distributions per share of each Fund held in the Sub-Account at the end of the current Valuation Day.
(b) is the net asset value per share of each Fund held in the Sub-Account at the end of the prior Valuation Day.
(c) is the daily factor representing the mortality and expense risk charge and any applicable administration charge deducted from the Sub-Account, adjusted for the number of days in the Valuation Period, and any other applicable charge.
We will send you a statement for each calendar quarter, that tells you how many Accumulation Units you have, their value and your total Participant Account value. You can also call 1-844-804-8989 to obtain your Participant Account value or, where available, you may access your account information through our website at www.massmutual.com/govnp.
Shares of the Underlying Funds are valued at net asset value on a daily basis. A complete description of the valuation method used in valuing Fund shares may be found in the Underlying Funds’ prospectus.
Surrenders and Withdrawals
IMPORTANT TAX INFORMATION: There are certain restrictions on section 403(b) tax-sheltered annuities. As of December 31, 1988, all section 403(b) annuities have limits on full and partial surrenders. Contributions to the Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless the Contract Owner/employee has a) attained age 59 1∕2, b) a severance from employment, c) died, d) become disabled or e) experienced financial hardship (cash value increases may not be distributed for hardships prior to age 59 1∕2). Distributions prior to age 59 1∕2 due to financial hardship or separation from service may still be subject to a penalty tax of 10%. We will not assume any responsibility for determining whether a withdrawal is permissible, with or without tax penalty, in any particular situation; or in monitoring withdrawal requests regarding pre or post January 1, 1989 Contract Values. Any full or partial Surrender described above may affect the continuing tax-qualified status of some Contracts or plans and may result in adverse tax consequences to the Contract Owner. The Contract Owner, therefore, should consult with a tax adviser before undertaking any such Surrender (See “Appendix Tax  —  Federal Tax Considerations”).
After termination of Contributions on your behalf and prior to your Annuity Commencement Date, you will have the following options:

1.
Continue your Participant’s Account under the Contract. Under this option, when the selected Annuity Commencement Date arrives, payments will begin under the selected Annuity payout option (See “Annuity Payout Options”). At any time before the Annuity Commencement Date, you may your Participant Account for a lump sum cash settlement in accordance with 3. below.
2.
To provide Annuity payouts immediately. The values in your Participant’s Account may be applied, subject to contractual provisions, to provide for Fixed or Variable Annuity payouts, or a combination thereof, commencing immediately, under the selected Annuity payout option under the Contract (See “Annuity Payout Options”).
3.
To Surrender your Account in a single sum. The amount received will be the value next computed after receipt of a written Surrender request for complete Surrender at the Great West Administrative Office, less any applicable charges, Annual Maintenance Fee and Premium Taxes. Payment will normally be made within seven days after We receive the written request.
4.
To request a partial Surrender of your Participant’s Account. Partial Surrenders are taken from the Sub-Account(s) that you specify. If you do not specify the Sub-Account(s), We will take the amount out of all applicable Sub-Account(s) on a pro rata basis. We will deduct any applicable charges from the partial Surrender (See “Contract Charges”).
5.
To begin making monthly, quarterly, semi-annual or annual withdrawals while allowing your Participant Account to remain in the Accumulation Period. Your Participant Account remains subject to the Annual Maintenance Fee and any fluctuations in the investment results of the Sub-Accounts or any of the underlying investments. You may transfer the values of your Participant Account from one or more Sub-Accounts or the General Account option to any other Sub-Account, the General Account option or to any combination thereof, subject to Contract restrictions (See “Systematic Withdrawal Option”).
Systematic Withdrawal Option
If permitted by IRS regulations and the terms of the Plan, a Participant can make withdrawals while allowing his or her Participant Account to remain in the Accumulation Period under the Contract. Eligibility under this provision is limited to Participants who have terminated their employment with the Employer at the time they elect the Systematic Withdrawal Option (“SWO”). Payments are limited to 18.0% of the Participant’s Account annually. The minimum payment amount is $100. SWO payments generally are taxable as ordinary income and, if made prior to age 59 1∕2 , an IRS tax penalty may apply. Any Sales Charge otherwise applicable is waived on SWO payments.
Participants elect the specific dollar amount to be withdrawn, the frequency of payments (monthly, quarterly, semi-annually or annually) and the duration of payments (either a fixed number of payments or until the Participant’s Account is depleted). The duration of payments may not extend beyond the Participant’s life expectancy as of the beginning date of SWO payments or the joint and last survivor life expectancy of the Participant and the Participant’s Beneficiary. Participants may not elect the SWO if there is an outstanding loan amount.
A Participant can change the terms of a SWO at any time, can terminate the SWO at any time, and can elect one of the five available Annuity options or a partial or full lump sum withdrawal. Unless you direct otherwise, SWO payments will be deducted on a pro rata basis from the General Account option and each Sub-Account to which the Participant’s Account is allocated.
The SWO may only be elected pursuant to an election on a form provided by Us. Election of the SWO does not affect Participants’ other rights under the Contracts.
Payment of Surrender Value
Payments from the Sub-Accounts may be delayed beyond seven days only for periods (1) during which the New York Stock Exchange is closed other than customary weekend or holidays closings, or during which trading on the New York Stock Exchange is restricted; (2) during which an emergency exists that makes the valuation and disposal of the securities not reasonably practical; and (3) such other periods that the SEC may by order permit for the protection of investors.
Annuity Options
You are not required to annuitize this Contract. A Participant selects an Annuity Commencement Date (usually between the Participant’s 50th birthday and the date on which the Participant attains age 70 1∕2) and an Annuity payout option. The Annuity Commencement Date may be any day of any month before or including the month of a Participant’s 75th birthday, or an earlier date if prescribed by applicable law.
The Annuity Commencement Date and/or the Annuity payment option may be changed from time to time, but any such change must be made at least 30 days prior to the date on which Annuity payouts are scheduled to begin. Annuity payouts will normally be made on the first business day of each month, or another mutually agreed upon business day.
The Contract contains five Annuity payout options that may be selected on either a Fixed or Variable Annuity basis, or a combination thereof. If a Participant does not elect otherwise, We reserve the right to begin Annuity payouts at age 65 under Option 2 with 120 monthly payments certain. However, unless required by applicable law, We will not assume responsibility in determining or monitoring any required minimum distributions (See “Federal Tax Considerations”). Generally, depending on the terms of your retirement plan, you may select from the following payment frequencies: monthly, quarterly, semi-annually, and annually.
Annuity Payout Options
Option 1: Life Annuity where We make monthly Annuity payouts for as long as the Annuitant lives.

❖❖ Payments under this option stop with the last monthly payment preceding the death of the Annuitant, even if the Annuitant dies after one payment. This option offers the maximum level of monthly payments of any of the other life annuity options (Options 2-4) since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.
Option 2: Life Annuity with 120, 180 or 240 Monthly Payments Certain where We make monthly payments for the life of the Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then any remaining guaranteed monthly payments will be paid to the Beneficiary unless other provisions have been made and approved by Us.
Option 3: Unit Refund Life Annuity where We make monthly payments during the life of the Annuitant terminating with the last payment due prior to the death of the Annuitant, except that an additional payment will be made to the Beneficiary if (a) below exceeds (b) below:
(a)	=	total amount applied under the option at the Annuity Commencement Date
Annuity Unit value at the Annuity Commencement Date
(b)	=	number of Annuity Units represented by each monthly Annuity payout made	×	number of monthly Annuity payouts made
The amount of the additional payments is determined by multiplying the excess, if any, by the Annuity Unit value as of the date We receive Due Proof of Death.
Option 4: Joint and Last Survivor Annuity where We make monthly payments during the joint lifetime of the Annuitant and a designated individual (called the joint Annuitant) and then throughout the remaining lifetime of the survivor, ending with the last payment prior to the death of the survivor.
❖When the Annuity is purchased, the Annuitant elects what percentage (50%, 662/3%, 75% or 100%) of the monthly Annuity payout will continue to be paid to the survivor.
❖Under this Option 4, it would be possible for an Annuitant and joint Annuitant to receive only one payment in the event of the common or simultaneous death of the Annuitant and joint Annuitant prior to the due date for the second payment.
Option 5: Payments for a Designated Period where We agree to make monthly payments for the number of years selected. Under the Contracts, the minimum number of years is five. In the event of the Annuitant’s death prior to the end of the designated period, the present value of any then remaining payments will be paid in one lump sum to the Beneficiary unless other provisions have been made and approved by Us.
❖Option 5 does not involve life contingencies and does not provide any mortality guarantee.
❖Surrenders are subject to the limitations set forth in the Contract and any applicable charges. (See “Contract Charges”).
Once Annuity payouts have started, no Surrenders are permitted except from an annuity under Annuity Payout Option 5 - Payments for a Designated Period – that are paid on a variable basis.
Options 2 and 5 are available only if the guaranteed Annuity payout period is less than the life expectancy of the Annuitant or the joint life expectancy of the Annuitant and their Joint Annuitant at the time the option becomes effective. Such life expectancy shall be computed on the basis of the mortality table prescribed by the IRS or, if none is prescribed, the mortality table then in use by Us.
We may offer other Annuity payout options from time to time. Not all Annuity payout options will be available in all states or in all Contracts.
Calculation of Annuity Payment
During the Annuity Period, your Participant Account Value will be applied to the Annuity Payout Option on either a fixed or variable basis, as you select. The minimum Annuity payout is $20. No election may be made which results in a first payment of less than $20. If at any time Annuity payouts are or become less than $20 We have the right to change the frequency of payment to intervals that will result in payments of at least $20.
Variable Annuity Payments
The value of the Annuity Unit for each Sub-Account in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of (1) the Net Investment Factor (see “Contract Value”) for the day for which the Annuity Unit value is being calculated, and (2) a factor to neutralize the assumed net investment rate discussed below.
The value of the Contract is determined as the product of the value of the Accumulation Unit credited to each Sub-Account no earlier than the close of business on the fifth business day preceding the date the first Annuity payout is due and the number of Accumulation Units credited to each Sub-Account as of the date the Annuity is to commence.
The first monthly payment varies according to the Annuity payout option selected. The Contract cites Annuity tables derived from the 1983a Individual Annuitant Mortality Table with an assumed interest rate (“A.I.R.”) of 4.00% per annum. The total first monthly Annuity payout is determined by multiplying the value (expressed in thousands of dollars) of a Sub-Account (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Contracts. With respect to Fixed Annuities only, the current rate will be applied if it is higher than the rate under the tables in the Contract.
Level Annuity payouts would be provided if the net investment rate remained constant and equal to the A.I.R. In fact, payments will vary up or down in the proportion that the net investment rate varies up or down from the A.I.R. A higher A.I.R. may produce a higher initial payment but more slowly rising and more rapidly falling subsequent payments than would a lower interest rate assumption.
The amount of the first monthly Annuity payout, determined as described above, is divided by the value of an Annuity Unit for the appropriate Sub-Account not later than the fifth business day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of
Annuity Units remains fixed during the Annuity Period, and in each subsequent month the dollar amount of the Annuity payout is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.
The Annuity payouts will be made on the date selected. The Annuity Unit value used in calculating the amount of the Annuity payouts will be based on an Annuity Unit value determined as of the close of business on a day not more than the fifth business day preceding the date of the Annuity payout.
Here is an example of how a Variable Annuity is determined:
ILLUSTRATION OF ANNUITY PAYOUTS: (UNISEX) AGE 65, LIFE ANNUITY WITH 120 PAYMENTS CERTAIN
A.	Net amount applied	$139,782.50
B.	Initial monthly income per $1,000 of payment applied	6.13
C.	Initial monthly payment (A × B ÷ 1,000)	$856.87
D.	Annuity Unit Value	3.125
E.	Number of monthly annuity units (C ÷ D)	274.198
F.	Assume annuity unit value for second month equal to	2.897
G.	Second monthly payment (F × E)	$794.35
H.	Assume annuity unit value for third month equal to	3.415
I.	Third month payment (H × E)	$936.39
The above figures are simply to illustrate the calculation of a Variable Annuity and have no bearing on the actual historical record of any Separate Account.

Benefits Available Under the Contract
The following table summarizes information about the benefits under the Contract.
Benefit	Purpose	Whether Benefit Is Standard or Optional	Maximum Fee	Restrictions/ Limitations
Death Benefit
If the participant dies during
the Accumulation Period,
then the type of death benefit
paid depends on whether the
participant died (a) before
age 65, or (b) on or after
age 65. If the participant died
before age 65, a Minimum
Death Benefit is payable to
the Beneficiary, which is
generally the greater of the
greater of (a) the value of the
Participant Account and
(b) 100% of the
Contributions to the
Participant Account less prior
Surrenders and outstanding
Participant loans. If the
participant dies on or after
age 65, then the Contract
pays a death benefit equal to
the Participant Account
Value, less any outstanding
charges and loan balances.
		Standard	None	• For Minimum Death Benefit, value of Participant account measured on date that all completed paperwork received. • The deduction of advisory fees will reduce your death benefit.

Benefit	Purpose	Whether Benefit Is Standard or Optional	Maximum Fee	Restrictions/ Limitations
Systemic Withdrawal Option	The Participant may be able request a loan from his or her Participant Account Value during the Accumulation Phase if permitted by the Code and the terms of the Plan.	Standard	None
• Limited to
Participants
who have
terminated
their
employment
with the
Employer;
• Duration of
payments
may not
extend
beyond the
Participant’s
life
expectancy;
• A
Participant
may not
elect the
Systemic
Withdrawal
Option if
there is an
outstanding
Loan.

Participant Loan	The Participant may be able request a loan from his or her Participant Account value during the Accumulation Phase if permitted by the Code and the terms of the Plan.	Standard	Loan set-up fee of $25 and annual loan administration fee of $25.	• Must be permitted by the Code and the terms of the Plan.
Death Benefits
Determination of the Beneficiary: The Beneficiary is the person or persons designated to receive payment of the death benefit upon the death of the Participant. If no designated Beneficiary remains living at the death of the Participant, the Participant’s estate is the Beneficiary.
Death before the Annuity Commencement Date:
Death Prior to age 65: If the Participant dies before the Annuity Commencement Date or the Participant’s attainment of age 65 (whichever comes first) the Minimum Death Benefit is payable to the Beneficiary. The Minimum Death Benefit is the greater of (a) the value of your Participant Account determined as of the day we receive Due Proof of Death or (b) 100% of the total Contributions made to your Participant Account, reduced by any prior partial Surrenders or outstanding Participant loan indebtedness. The value of a Participant’s Account on any Valuation Day before the Annuity Commencement Date will be reduced by any applicable Premium Taxes not already deducted.
Death on or after age 65: If the Participant dies before the Annuity Commencement Date but on or after the Participant’s 65th birthday, the Beneficiary(ies) will receive the value of your Participant Account (less any applicable Premium Taxes not already deducted) as of the date we receive Due Proof of Death at our Administrative Offices.

Calculation of the death benefit If the Participant dies before the Annuity Commencement Date, the death benefit will be calculated as of the date we receive Due Proof of Death. The death benefit remains invested in the Separate Account and/or General Account option according to your last instructions until the proceeds are paid or we receive new settlement instructions from the Beneficiary(ies). During the time period between our receipt of Due Proof of Death and our receipt of the completed settlement instructions, the calculated death benefit will be subject to market fluctuations.
If the proceeds are taken in a single sum, payment will normally be made within seven days of our receipt of completed settlement instructions.
You may apply the death benefit payment to any one of the Annuity payout options under Separate Account Two (See “Annuity Payout Options”) instead of receiving the death benefit payment in a single sum. An election to receive payment of death benefits under an Annuity payout option must be made before a lump sum settlement and within one year after the death by written notice to us at our Administrative Offices. Proceeds due on death may be applied to provide variable payments, fixed payments, or a combination of variable and fixed payments. No election to provide Annuity payouts will become operative unless the initial Annuity payout is at least $20 on either a variable or fixed basis, or $20 on each basis when a combination benefit is elected. The manner in which the Annuity payouts are determined and in which they may vary from month to month are the same as applicable to a Participant’s Account after retirement.
Death on or after the Annuity Commencement Date: If the Annuitant dies on or after the Annuity Commencement Date, there may be no payout at death unless the Annuitant has elected an Annuity payout option that permits the Beneficiary to elect to continue Annuity payouts or to receive the computed value.
Participant Loans
During the Accumulation Period, a Participant under a Tax Sheltered Annuity plan may request a loan from his or her Participant Account. Loans from a Participant’s Account may not be available in all states or may be subject to restrictions. When you initiate a loan from your Participant Account, we deduct a loan set-up fee of $25. In addition, while your loan is outstanding, we deduct a $25 annual loan administration fee from your Participant Account on a quarterly basis. We currently waive the annual loan administration fee.
When you take a loan from your Participant Account, for record-keeping purposes, an amount equal to your loan, plus interest, is placed into a loan account. When you make loan repayments, the amount of the loan account decreases until your loan account is re-paid in full. You must pay back your loan according to the payment schedule set by the terms of your loan agreement. The loan agreement describes the terms, conditions, and any fees or charges of your loan.
Loans will have a permanent effect on the Participant’s Account because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Account. The longer a loan is outstanding, the greater the impact on the Participant’s Account is likely to be. Also, if not repaid, the outstanding loan balance will reduce the death benefit otherwise payable to the Beneficiary.
Federal Tax Considerations
General
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on Our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income.
This summary has been prepared by Us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
Civil Unions & Domestic Partnerships
Upon your death, a surviving spouse may have certain continuation rights under the Contract that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Parties to a civil union or domestic partnership are not treated as spouses under federal law. Consequently, certain transactions, such as change of ownership or continuation of the contract after death, may be taxable to those individuals. You should consult a tax and/or legal advisor for more information on this subject if it applies to you.
Tax Reporting
The federal, as well as state and local, tax laws and regulations require Us to report certain transactions with respect to the Contract (such as an exchange of or a distribution from the Contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. You should review whatever is reported to the taxing authorities by Us against your own records, and in consultation with your own tax advisor, and should notify Us if you find any discrepancies in case corrections have to be made.
Taxation of Talcott Resolution and the Separate Account
The Separate Account is taxed as part of Talcott Resolution which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. (See “Contract Value”). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. Talcott Resolution is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since Talcott Resolution is the owner of the assets from which the tax benefits are derived.
Diversification of the Separate Account
For certain types of Contracts, the Internal Revenue Code (“Code”) requires that investments supporting these Contracts be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Underlying Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:
•no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,
•no more than 70% is represented by any two investments,

•no more than 80% is represented by any three investments and
•no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.
Tax Ownership of the Assets in the Separate Account
In order for certain variable annuity contracts to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The U.S. Tax Court followed the IRS position and held that a variable contract owner would be treated for federal tax purposes as the owner of the separate account assets (Webber v. Commissioner, 14 Tax Court No. 17, June 30, 2015). The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular sub-accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and variable life insurance contracts. The distinction between when a variable contract owner will be determined to own the separate account under the analysis of the IRS and the Tax Court can best be illustrated by the following IRS rulings.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in Our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Underlying Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, We believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, We reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:
•A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

•A contract acquired by the estate of a decedent by reason of such decedent’s death,
•Certain contracts acquired with respect to tax-qualified retirement arrangements,
•Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or
•A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.
A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
Annuity Purchases by Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to Talcott Resolution. If withholding applies, We are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
Generation Skipping Transfer Tax
Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require Talcott Resolution to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not Us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on Our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into Our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
Individual Retirement Annuities (“IRAs”)
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
a.Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions (“RMDs”) when the Owner reaches their Required Beginning Date or dies (or the distribution qualifies for one of the other exceptions to the penalty on early distributions), as described below, may result in imposition of a 25% penalty tax on any excess of the RMD amount over the amount actually distributed. This excise tax is reduced to 10% if a distribution of the shortfall is made within two years and to the date the excise tax is assessed or imposed by the IRS. In addition, any amount received before the Owner reaches age 59 1∕2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. Effective January 1, 2020, non-spouse “designated beneficiaries” of a deceased Owner must generally receive distributions within 10 years of the death of the Owner. However, the life expectancy payout option (a/k/a “IRA stretch”) is still available for non-spouse beneficiaries who are “Eligible Designated Beneficiaries” enabling them to make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). “Eligible Designated Beneficiaries” include beneficiaries who are not more than 10 years younger, disabled, chronically ill, and minors until age of majority, at which time the 10-year rule applies. In addition, such a Plan is not required to permit such a rollover.
b.SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
c.SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 25% penalty tax for failure to make a full RMD (or reduced amount), and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If We do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of Our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with Us.
d.Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed by the end of the tenth year after such death for non-spouse designated beneficiaries or distributed over the life or life expectancy of an Eligible Designated Beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA or other qualified plan assets to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. Distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.

Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of “incidental” death benefits, and the time when RMDs must commence. There are annual limits on contributions to 401(a) defined contribution plans generally, and to 401(k) plans specifically. Salary reduction contributions to a 401(k) option cannot exceed the lesser of a dollar limit ($23,000 in 2024) or 100% of the employee’s “includible compensation.” For participants over age 50, a special additional catch-up provision may be available ($7,500 in 2024). In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. In addition, elective deferrals made by participants under a 401(k) arrangement are subject to specific distribution limitations similar to those outlined below for 403(b) plans. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
Tax-Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit ($23,000 in 2024) or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments. There are also legal limits on the annual elective deferrals a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased ($7,500 in 2024). A TSA participant should contact the Plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:
a.after the employee reaches age 59 1∕2;
b.upon the employee’s separation from service;
c.upon the employee’s death or disability;
d.in the case of hardship as defined in applicable regulations (and in the case of hardship, any income attributable to such contributions may not be distributed);
e.as a qualified reservist distribution upon certain calls to active duty; or
f.with respect to amounts invested in a lifetime income investment, the date that is 90 days prior to the day that such lifetime income investment may no longer be held as an investment option under the plan.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its Plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA.
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information.
Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount, ($23,000 in 2024). The Plan may provide for additional “catch-up” contributions. One catch-up contribution allows participants over age 50 to make additional contributions each year ($7,500 in 2024); while another permits 457(b) pre-retirement contributions in the three prior years to, but not including, the year the participant reaches normal retirement age. A participant cannot use both catch-up provisions concurrently. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 59 1∕2, (2) the participant has a severance from employment (including death), (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations), or (4) with respect to amounts invested in a lifetime income investment, the date that is 90 days prior to the date that such lifetime income investment may no longer be held as an investment option under the Plan.
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts, certain other insurance contracts, and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (nongovernmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. Where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in a Qualified Plan, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, Code

Section 72 provides the tax rules for determining what portion of each amount received represents a tax-free recovery of “investment in the contract”.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the “investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
Penalty Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions (“RMDs”). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform and are described in more detail below.
a.Penalty Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1∕2. However, this 10% penalty tax does not apply to a distribution that is either:
(i)made to a beneficiary (or to the employee’s estate) on or after the employee’s death;
(ii)attributable to the employee’s becoming disabled under Code Section 72(m)(7);
(iii) part of a series of substantially equal periodic payments (not less frequently than annually  —  “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;
(iv) (except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);
(v)(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);
(vi) not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year which are not reimbursed by health insurance (without regard to whether the taxpayer deducts the unreimbursed medical expenses);
(vii) certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;
(viii) distributions of up to $5,000 from a retirement plan in the case of a birth or adoption of a child under Code Section 72(t)(2)(H); or
(ix) certain designated qualified disaster distributions.
In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:
(i)made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;
(ii)not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7);
(iii) for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8); or
(iv) certain other exceptions to the 10% penalty tax.

If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1∕2 and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.
b.RMDs and 25% Penalty Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (“RMD”) for the year, the participant is subject to a 25% penalty tax on the amount that has not been timely distributed. This excise tax is reduced to 10% if a distribution of the shortfall is made within two years and to the date the excise tax is assessed or imposed by the IRS.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of  —
(i)the calendar year in which the individual attains their applicable age, or
(ii)(except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.
If the individual attains (1) age 70 1∕2 before 2020, the applicable age is 70 1∕2; (2) age 72 during or after 2020 but before 2023, the applicable age is 72; (3) age 72 during or after 2023 and age 73 before 2033, the applicable age is 73; or (4) age 74 after 2032, the applicable age is 75.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over  —
(a)the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or
(b)over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.
Effective January 1, 2020, non-spouse “designated beneficiaries” of a deceased plan participant Owner must generally receive distributions within 10 years of the death of the participant. However, the life expectancy payout option (a/k/a “stretch payout”) is still available for non-spouse beneficiaries who are “Eligible Designated Beneficiaries” enabling them to make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). “Eligible Designated Beneficiaries” include beneficiaries who are not more than 10 years younger, disabled, chronically ill, and minors until age of majority, at which time the 10-year rule applies.
If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount. RMDs also can be made in the form of Annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 25% penalty tax for RMDs (or reduced amount) if such additional RMD amount is not timely distributed. There is a recent exception to the RMD rules for certain lifetime income annuity benefits (Qualified Longevity Annuity Contracts, or “QLAC”), provided by Revenue Ruling 2012-3 and proposed Treasury regulations.

Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. The federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies are different for periodic and non-periodic distributions. Special rules apply when the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plans (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, We advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan and if other applicable conditions are met. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of “distribution” out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan by a “direct rollover,” then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a “60-day rollover”, the amount that is not rolled over remains subject to normal income tax plus any applicable penalty.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of “Eligible Retirement Plan”: (1) a Qualified Plan under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either  —
a.an RMD amount;
b.one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or
c.any distribution made upon hardship of the employee.
Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a “predecessor” Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free “direct rollover” or “60-day rollover” can be made between a “Non-Roth IRA” (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from Non-Roth IRA to a Roth IRA, or a “conversion” of a Non-Roth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free “direct rollover” or “60-day rollover” can be made between an “inherited IRA” (Non-Roth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a “direct rollover” or a “60-day rollover” to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a “direct rollover” or a “60-day rollover” to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no l-year limit applies to any such “direct rollover.” Similar rules apply to a “direct rollover” or a “60-day rollover” of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a “direct rollover” or a “60-day rollover” to an Eligible Retirement Plan that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS and to qualified Coronavirus Related Distributions.
Distribution
The Contracts are no longer offered for sale. MML Distributors, LLC (“MMLD”), a subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), is the principal underwriter of the Contracts, which are sold by affiliated and unaffiliated broker-dealer, and financial institutions.
MMLD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The principal business address of MMLD is 1295 State Street, Springfield, MA 01111.
Financial Intermediaries receive commissions (described below under “Commissions”). Certain selected Financial Intermediaries also receive additional compensation (described below under “Additional Payments”). All or a portion of the payments made to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries’ internal compensation practices.
Affiliated broker-dealers also employ individuals called “wholesalers” in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract value.
Commissions

Upfront commissions paid to Financial Intermediaries generally range from 0% to up to 7% of each Contribution you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract value. MMLD pays different commissions based on the Contract variation that you buy.
Commission arrangements vary from one Financial Intermediary to another. We and MMLD are not involved in determining your Registered Representative’s compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.
Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from Ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and MMLD and its affiliates based on what you buy. Therefore, profits, and your Registered Representative’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.
Additional Payments
Subject to FINRA and Financial Intermediary rules, MMLD and its affiliates also make additional payments to Financial Intermediaries (who may or may not be affiliated with Us) to encourage the sale of this Contract and other contracts that We issue to retirement programs that We or Our affiliates offer (“Additional Payments”). Additional Payments are generally based on average net assets (or aged assets) of the contracts or programs attributable to a particular Financial Intermediary, on sales of the contracts or programs attributable to a particular Financial Intermediary, and/or sales expenses. Additional Payments may be used for various purposes, and may take various forms, such as:
•Payments for access to Registered Representatives and/or Financial Intermediaries, such as through one-on-one wholesaler visits or attendance at national sales meetings or similar events.
•Payments for inclusion of Our products on a Financial Intermediary’s “preferred list”; participation in, or visibility at, national and regional conferences; and/or articles in Financial Intermediary publications highlighting Our products and services.
•Payments for various marketing expenses such as joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including Registered Representatives) receive prizes such as travel awards, merchandise and recognition; and expenses of generating clients.
•Payment and support to Underlying Fund companies including Fund related wholesaler support, training and marketing activities for certain Funds, and providing sales activity reports.
•Sales support through such things as providing hardware and software, operational and systems integration, links to Our website from a Financial Intermediary’s websites; shareholder services (including sub-accounting) sponsorship of Financial Intermediary due diligence meetings; and/or expense allowances and reimbursements.
•“Due diligence” payments for a Financial Intermediary’s examination of a product; payments for educational training, sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.
•Occasional meals and entertainment, tickets to sporting events and other gifts.
More Information
Modification of the Contracts
Subject to any federal and state regulatory restrictions, we may modify the Contracts at any time by written agreement between the Contract Owner and us. No modification will affect the amount or term of any Annuities begun prior to the effective date of the modification, unless it is required to conform the Contract to, or give the Contract Owner the benefit of, any federal or state statutes or any rule or regulation of the U.S. Treasury Department or the Internal Revenue Service.

On or after the fifth anniversary of any contract we may change, from time to time, any or all of the terms of the Contracts by giving 90 days advance written notice to the Contract Owner, except that the Annuity tables, guaranteed interest rates and the contingent deferred Sales Charges which are applicable at the time a Participant’s Account is established under a contract, will continue to be applicable.
We may modify the Contract at any time if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which we are subject; or (ii) is necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Account(s); or (iv) provides additional Separate Account options; or (v) withdraws Separate Account options. In the event of any such modification we will provide notice to the Contract Owner or to the payee(s) during the Annuity period. Talcott Resolution may also make appropriate endorsement in the Contract to reflect such modification.
A contract may be suspended by the Contract Owner by giving us written notice at least 90 days before the effective date of the suspension at our Administrative Office. A contract will be suspended automatically on its anniversary if the Contract Owner fails to assent to any modification of a contract (See “Can a Contract be modified?”). In this context, such modifications would have become effective on or before that anniversary.
Upon suspension, we will continue to accept Contributions, subject to the terms of the Contract, as such terms are applicable to Participant’s Accounts under the Contracts prior to such suspension. However, no Contributions will be accepted on behalf of any new Participant Accounts. Annuitants at the time of any suspension will continue to receive their Annuity payouts. The suspension of a contract will not preclude a Contract Owner from applying existing Participant’s Accounts to the purchase of Fixed or Variable Annuity benefits.
Reservation of Rights Under the Contract
We may, at Our sole discretion, elect not to exercise a right or reservation specified in this Contract. If we elect not to exercise a right or reservation, We are not waiving it. We may decide to exercise a right or a reservation that We previously did not exercise.
Legal Proceeding
Like other insurance companies, We are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, We do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.

Appendix A – Underlying Funds
The following is a list of the Underlying Funds currently available under the Contract. In the event more than one Underlying Funds were offered under the Contract, the Underlying Funds available to you may vary by Employer. In such an event, you should refer to your retirement plan documents for a list of Underlying Funds available to you. More information about the Underlying Fund is available in the prospectuses for the Fund, which may be amended from time to time and can be found online at https://plan.empower-retirement.com/plancloudws/fundprospectus. You can also request this information at no cost by calling (844) 804-8989 or sending an email request to participantservices@empower.com.
The current expenses and performance information below reflect fees and expenses of the Underlying Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. The past performance of a Fund is not necessarily an indication of future performance.
UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2023)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Insurance Large Blend	BlackRock S&P 500 Index V.I. Fund - Class I Adviser: BlackRock Advisors LLC Subadviser: N/A	0.14%	26.22%	15.55%	11.80%
US Insurance Moderate Allocation	Calvert VP SRI Balanced Portfolio - Class I Adviser: Calvert Research and Management Subadviser: N/A	0.64%	16.82%	10.27%	7.46%
US Insurance Moderate Allocation	Fidelity® VIP Asset Manager Portfolio - Initial Class Adviser: Fidelity Management & Research Company LLC Subadviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.53%	12.94%	7.48%	5.40%
US Insurance Large Growth	Fidelity® VIP Contrafund® Portfolio - Initial Class Adviser: Fidelity Management & Research Company LLC Subadviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.56%	33.45%	16.65%	11.61%
APP A-1

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2023)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Insurance Large Growth	Fidelity® VIP Growth Portfolio - Initial Class Adviser: Fidelity Management & Research Company LLC Subadviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.58%	36.24%	19.64%	14.80%
US Insurance Foreign Large Growth	Fidelity® VIP Overseas Portfolio - Initial Class Adviser: Fidelity Management & Research Company LLC Subadviser: FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; FIL Investments (Japan) Limited; Fil Investment Advisors; Fidelity Management & Research (Hong Kong) Ltd; FIL Investment Advisors (UK) Ltd	0.73%	20.55%	9.99%	4.91%
US Fund Moderate Allocation	Hartford Balanced HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts) Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.66%	14.78%	10.26%	7.61%
APP A-2

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2023)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Blend	Hartford Capital Appreciation HLS Fund - Class IA (Closed to Contracts issued on or about 1/3/2005) Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.67%	20.00%	13.30%	9.27%
US Fund Large Value	Hartford Dividend and Growth HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub- Account for existing Contracts) Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.65%	14.18%	13.72%	10.58%
US Fund Foreign Large Blend	Hartford International Opportunities HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts) Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.76%	11.72%	8.47%	4.24%
US Fund Large Blend	Hartford Stock HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts) Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.51%	7.72%	13.44%	10.69%
APP A-3

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2023)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Intermediate Core-Plus Bond	Hartford Total Return Bond HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub- Account for existing Contracts) Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.50%	6.97%	1.86%	2.32%
US Fund Ultrashort Bond	Hartford Ultrashort Bond HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub- Account for existing Contracts) Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.43%	5.18%	1.80%	1.27%
US Insurance Mid-Cap Growth	LVIP American Century Capital Appreciation Fund - Standard Class II* (Formerly American Century VP Capital Appreciation Fund - Class I) Adviser: American Century Investment Management Inc Subadviser: N/A	0.79%	20.69%	13.24%	9.36%
*
 Denotes Underlying Funds and their investment advisers that have entered into temporary expense reimbursements and /or fee waivers. See the prospectus for the Underlying Fund for further information.
HV-2025
APP A-4

The Statement of Additional Information (“SAI”), which is incorporated by reference into this Prospectus, includes additional information about the Separate Account and the Contract. The SAI is available without charge, upon request. To request copies of the SAI and make other inquiries about your Contracts, call us at 1-844-804-8989. Copies of the SAI and other information are also available on the following website https://plan.empower.com/plancloudws/fundprospectus and by e-mail request to participantservices@empower.com. Reports and other information about the Separate Account and the Contract are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
C000031481

Statement of Additional Information
Separate Account Two (DC-II)
Tax Sheltered Annuity/Individual Retirement Annuity
HV-2025
Issued by
Talcott Resolution Life Insurance Company
1 American Row, Hartford, CT 06103
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus. The SAI is available without charge, upon request. To request copies of the SAI and make other inquiries about your Contracts, call us at 1-844-804-8989. Copies of the SAI and other information are also available on the following website https://plan.empower-retirement.com/plancloudws/fundprospectus and by e-mail request to participantservices@empower.com. Reports and other information about the Separate Account and the Contract are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Date of Prospectus: May 1, 2024
Date of Statement of Additional Information: May 1, 2024

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General Information
In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the “Glossary of Special Terms.”

Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company is a stock life insurance company originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently re-domiciled to Connecticut. Talcott Resolution Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. In June 2018, the Company changed its name from Hartford Life and Annuity Insurance Company to Talcott Resolution Life and Annuity Insurance Company. Our corporate offices are located at 1 American Row, Hartford, CT 06103.
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement and administrative services agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts.
On December 20, 2020, MassMutual entered into a reinsurance agreement and subcontractor administrative services agreement with Great-West Life & Annuity Insurance (“Great-West”) to further re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts. On September 2, 2022, Great-West Life & Annuity Insurance Company was re-named Empower Annuity and Insurance Company of America (“Empower”).
Empower has primary responsibility for administration of the Contract and the Separate Account. Empower or its affiliates may also provide recordkeeping and other service to the Plan for which they receive compensation from Plan assets.
Talcott Resolution Life Insurance Company is a direct, wholly owned subsidiary of TR Re, Ltd. an approved Class E insurer under the Bermuda Monetary Authority. Our indirect parents are Talcott Resolution Life, Inc., a Delaware corporation and Talcott Holdings, L.P., a Delaware limited partnership. Our ultimate parent is Talcott Financial Group Investments, LLC. (“TFGI”), a Bermuda exempted limited liability company. We are ultimately controlled by A. Michael Muscolino and Alan Waxman.
Financial Condition of Talcott Resolution
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com [talcottresolution.com] or visiting the SEC’s website at www.sec.gov [sec.gov]. You may also obtain reports and other financial information about us by contacting your state insurance department.
Non-Principal Risks of Investing in the Contract
Material weaknesses in the Company’s internal controls over financial reporting may increase the risk of financial statement errors.
As previously disclosed, management determined that there was a material weakness in the Company’s controls over the financial accounting and reporting for intercompany reinsurance, which was identified in connection with the restatement of the Company’s audited financial statements for the fiscal year ended December 31, 2022.The restatement corrected an error related to the accounting associated with affiliated reinsurance agreements entered into between the Company and its parent TR Re, Ltd., in which certain of the Company’s liabilities were reinsured to TR Re. During 2023, in the course of management’s continued assessment of internal controls, management has also determined there to be a material weakness in the implementation of control activities designed to reduce risks associated with changes to the Company’s control environment, stemming from significant changes in our business, regulatory requirements, or operations. The Company has taken steps to remediate these matters, including to enhance its processes and procedures related to the appropriate accounting for intercompany reinsurance, and to improve its
3

overall control activities aimed at reducing risks associated with changes to its control environment. The Company believes these changes will remediate the material weaknesses but if the Company's enhancements in internal controls fail to remediate the material weaknesses, or if the Company experiences additional internal control weaknesses, there could be a greater risk that current or future financial statements may not be accurate.

Legal Matters
All matters of applicable state law pertaining to the Contracts, including the Company’s right to issue the Contracts, have been passed upon by the Company’s Chief Compliance Officer. Eversheds Sutherland (USA) LLP of Washington, DC has provided advice on certain matters relating to the federal securities laws.

Services
A. Safekeeping of Separate Account Assets
Talcott Resolution holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Talcott Resolution’s general corporate assets. Records are maintained of all purchases and redemptions of the underlying Fund shares held in each of the Sub-Accounts.

B. Independent Registered Public Accounting Firm
The consolidated financial statements and the related financial statement schedules of Talcott Resolution Life Insurance Company as of December 31, 2023 and 2022 (Successor Company), and for the years ended December 31, 2023 and December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports. The financial statements of each of the individual Sub-Accounts which comprise Talcott Resolution Life Insurance Company Separate Account Two as of December 31, 2023, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements and financial statement schedules are included in reliance upon the reports of such firm given their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
C. Principal Underwriter
Effective January 31, 2013, we have entered into a distribution agreement with MML Distributors, LLC (“MMLD”) under which MMLD serves as Principal Underwriter for the Contracts, which are offered on a continuous basis. MMLD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). MMLD is an affiliate of Massachusetts Mutual Life Insurance Company (“MassMutual”), the administrator of the Contracts. The principal business address of MMLD is 1295 State Street, Springfield, MA 01111.
MMLD may, by written notice to us, require that we pay MMLD, underwriting commissions for its services. Currently, we do not pay MMLD underwriting commissions for the Contracts offered through the Separate Account. For 2023, 2022, and 2021, the aggregate dollar amount of underwriting commissions paid to MMLD in its role as principal underwriter was $0.

Withholding
Annuity payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.
4

Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States. Moreover, special “backup withholding” rules may require the Company to disregard the recipient's election if the recipient fails to supply the Company with a “TIN” or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies the Company that the TIN provided by the recipient is incorrect.
We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.

5

Financial Statements
The financial statements for Talcott Resolution Life Insurance Company Separate Account Two and the statutory financial statements and supplemental information of Talcott Resolution Life Insurance Company as of December 31, 2023 and for the period then ended, are included herein.
6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Talcott Resolution Life Insurance Company Separate Account Two and the
Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities for each of the Sub-Accounts listed below comprising Talcott Resolution Life Insurance Company Separate Account Two (the “Account”), as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes.

American Century VP Capital Appreciation Fund	Hartford Small Company HLS Fund
AB VPS International Value Portfolio	Hartford SmallCap Growth HLS Fund
Invesco V.I. Core Equity Fund	Hartford Stock HLS Fund
Invesco V.I. High Yield Fund	BlackRock S&P 500 Index V.I. Fund
Invesco V.I. Government Money Market Fund	BlackRock Large Cap Focus Growth V.I. Fund
AB VPS Relative Value Portfolio (Formerly AB VPS Growth and Income Portfolio)	Morgan Stanley VIF U.S. Real Estate Portfolio
American Funds Insurance Series® Growth Fund	Invesco V.I. Equity and Income Fund
Calvert VP SRI Balanced Portfolio	Morgan Stanley VIF Discovery Portfolio
Columbia Variable Portfolio - Small Company Growth fund	Columbia Variable Portfolio - Dividend Opportunity Fund
Allspring VT Discovery All Cap Growth Fund (Formerly Allspring VT Omega Growth Fund)	Columbia Variable Portfolio - Income Opportunities Fund
Fidelity® VIP Asset Manager Portfolio	Columbia Variable Portfolio – Select Mid Cap Growth Fund
Fidelity® VIP Growth Portfolio	Invesco V.I. Global Fund
Fidelity® VIP Contrafund® Portfolio	Putnam VT Small Cap Value Fund
Fidelity® VIP Overseas Portfolio	PIMCO VIT Real Return Portfolio
Fidelity® VIP Freedom 2020 Portfolio	Pioneer Fund VCT Portfolio
Fidelity® VIP Freedom 2030 Portfolio	Pioneer Mid Cap Value VCT Portfolio
Fidelity® VIP Freedom 2015 Portfolio	PSF PGIM Jennison Growth Portfolio
Fidelity® VIP Freedom 2025 Portfolio	PSF PGIM Jennison Value Portfolio
Fidelity® VIP Freedom Income Portfolio	Royce Capital Fund–Small-Cap Portfolio
Fidelity® VIP Funds Manager 70% Portfolio	Invesco V.I. Comstock Fund
Franklin Income VIP Fund	Invesco V.I. American Franchise Fund
Hartford Balanced HLS Fund	Allspring VT Index Asset Allocation Fund
Hartford Total Return Bond HLS Fund	Allspring VT International Equity Fund
Hartford Capital Appreciation HLS Fund	Allspring VT Small Cap Growth Fund
Hartford Dividend and Growth HLS Fund	Allspring VT Opportunity Fund
Hartford Healthcare HLS Fund	Columbia Variable Portfolio - Large Cap Growth Fund
Hartford Disciplined Equity HLS Fund	Columbia Variable Portfolio - Overseas Core Fund
Hartford International Opportunities HLS Fund	CTIVP® - Principal Blue Chip Growth Fund
Hartford MidCap HLS Fund
Hartford Ultrashort Bond HLS Fund

We have also audited the accompanying statements of assets and liabilities of Fidelity ® VIP Funds Manager 50% Portfolio,
Invesco V.I. Government Securities, AST International Equity Portfolio and PSF PGIM Jennison Blend Portfolio and the related statements of operations, statements of changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes.

We have also audited the accompanying statements of operations, statements of changes in net assets, and the financial highlights of PSF PGIM Jennison Focused Blend Portfolio and PSF International Growth Portfolio for the periods indicated in the table below, and the related notes.

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
Fidelity® VIP Funds Manager 50% Portfolio	December 31, 2023	Year ended December 31, 2023	Two years in the period ended December 31, 2023	Four years in the period ended December 31, 2023 and the period from September 11, 2019 to December 31, 2019
Invesco V.I. Government Securities Fund	December 31, 2023	Year ended December 31, 2023	Year ended December 31, 2023 and for the period from May 9, 2022 to December 31, 2022	Year ended December 31, 2023 and for the period from May 9, 2022 to December 31, 2022
AST International Equity Portfolio	December 31, 2023	Period from March 10, 2023 to December 31, 2023	Period from March 10, 2023 to December 31, 2023	Period from March 10, 2023 to December 31, 2023
PSF PGIM Jennison Blend Portfolio	December 31, 2023	Period from December 8, 2023 to December 31, 2023	Period from December 8, 2023 to December 31, 2023	Period from December 8, 2023 to December 31, 2023
PSF PGIM Jennison Focused Blend Portfolio	Not Applicable	Period from January 1, 2023 to December 8, 2023	Period from January 1, 2023 to December 8, 2023 and the year ended December 31, 2022	Period from January 1, 2023 to December 8, 2023 and the four years in the period ended December 31, 2022
PSF International Growth Portfolio	Not Applicable	Period from January 1, 2023 to March 10, 2023	Period from January 1, 2023, to March 10, 2023 and the year ended December 31, 2022	Period from January 1, 2023 to March 10, 2023 and the four years in the period ended December 31, 2022

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed above comprising Talcott Resolution Life Insurance Company Separate Account Two as of December 31, 2023, and the results of their operations for the year then ended , the changes in their net assets for each of the two years in the period then ended , and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table above), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
Hartford, Connecticut

April 19, 2024

We have served as the auditor of the Talcott Resolution Life Insurance Company Separate Account Two since 2002.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2023

	American Century VP Capital Appreciation Fund	AB VPS International Value Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. Government Money Market Fund	AB VPS Relative Value Portfolio	American Funds Insurance Series® Growth Fund	Calvert VP SRI Balanced Portfolio	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,180,341
class 2	—	—	—	—	—	—	—	457,478	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	57,544	—	—	—	—	1,130,479	—	—	—
class I	2,237,653	—	—	—	—	—	—	—	923,850	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	2,117,714	801,980	1,318,293	47,785,723	—	—	—	—
class S2	—	—	—	50,734	22,094	6,366,539	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
Total investments	2,237,653	57,544	2,117,714	852,714	1,340,387	54,152,262	1,130,479	457,478	923,850	3,180,341
Due from Sponsor Company	—	—	—	16,183	5,133	47,505	—	—	—	—
Receivable for fund shares sold	1,276	—	229	—	—	—	131	—	26,309	674
Other assets	—	—	—	1	—	117	—	—	—	—
Total assets	2,238,929	57,544	2,117,943	868,898	1,345,520	54,199,884	1,130,610	457,478	950,159	3,181,015

Liabilities:
Due to Sponsor Company	—	—	229	—	—	—	131	—	—	674
Payable for fund shares purchased	1,276	—	—	16,183	5,133	47,505	—	—	26,309	—
Other liabilities	—	—	3	—	2	—	2	—	—	—
Total liabilities	1,276	—	232	16,183	5,135	47,505	133	—	26,309	674

Net assets:
For contract liabilities	$2,237,653	$57,544	$2,117,711	$852,715	$1,340,385	$54,152,379	$1,130,477	$457,478	$923,850	$3,180,341

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,180,341
class 2	—	—	—	—	—	—	—	457,478	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	57,544	—	—	—	—	1,130,477	—	—	—
class I	2,237,653	—	—	—	—	—	—	—	923,850	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	2,117,711	801,981	1,318,291	47,785,824	—	—	—	—
class S2	—	—	—	50,734	22,094	6,366,555	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$2,237,653	$57,544	$2,117,711	$852,715	$1,340,385	$54,152,379	$1,130,477	$457,478	$923,850	$3,180,341

Shares:
class 1	—	—	—	—	—	—	—	—	—	272,991
class 2	—	—	—	—	—	—	—	9,231	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	6,461	—	—	—	—	39,280	—	—	—
class I	308,303	—	—	—	—	—	—	—	118,247	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	72,302	77,712	281,086	47,785,723	—	—	—	—
class S2	—	—	—	4,959	4,772	6,366,539	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
Total shares	308,303	6,461	72,302	82,671	285,858	54,152,262	39,280	9,231	118,247	272,991

Cost	$2,163,710	$69,492	$2,018,410	$832,012	$1,490,801	$54,152,262	$1,134,831	$431,991	$744,744	$4,016,103

Deferred contracts in the accumulation period:
Units owned by participants #	308,303	6,461	778,609	91,336	676,357	5,533,096	307,346	9,231	118,247	752,306
Minimum unit fair value #*	$6.381790	$8.907148	$2.276982	$9.247815	$1.595392	$8.420312	$3.075309	$49.560739	$7.379194	$3.493228
Maximum unit fair value #*	$65.499788	$8.907148	$2.754294	$9.393478	$22.388959	$10.829879	$3.955087	$49.560739	$22.452082	$47.841219
Contract liability	$2,237,592	$57,544	$2,110,757	$850,517	$1,322,873	$53,096,332	$1,119,655	$457,478	$897,590	$3,132,688

Contracts in payout (annuitization) period:
Units owned by participants #	10	—	2,525	234	8,985	108,311	2,793	—	3,559	10,938
Minimum unit fair value #*	$6.381790	$—	$2.754294	$9.376231	$1.949163	$9.410616	$3.874188	$—	$7.379194	$4.312979
Maximum unit fair value #*	$6.381790	$—	$2.754294	$9.376231	$1.949163	$9.845476	$3.874188	$—	$7.379194	$4.475695
Contract liability	$61	$—	$6,954.00	$2,198.00	$17,512.00	$1,056,047.00	$10,822.00	$—	$26,260.00	$47,653.00

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2023

	Allspring VT Discovery All Cap Growth Fund	Fidelity® VIP Asset Manager Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Overseas Portfolio	Fidelity® VIP Freedom 2020 Portfolio	Fidelity® VIP Freedom 2030 Portfolio	Fidelity® VIP Freedom 2015 Portfolio	Fidelity® VIP Freedom 2025 Portfolio	Fidelity® VIP Freedom Income Portfolio
	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$2,248,949	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	747,442	7,788,015	8,503,306	780,390	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	163,472	250,482	307,872	308,737	7,388
Total investments	2,248,949	747,442	7,788,015	8,503,306	780,390	163,472	250,482	307,872	308,737	7,388
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	286	431	1,588	2,563	961	—	—	—	—	—
Other assets	1	—	—	—	—	—	—	—	—	—
Total assets	2,249,236	747,873	7,789,603	8,505,869	781,351	163,472	250,482	307,872	308,737	7,388

Liabilities:
Due to Sponsor Company	286	—	—	—	—	—	—	—	—	—
Payable for fund shares purchased	—	431	1,588	2,563	961	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—
Total liabilities	286	431	1,588	2,563	961	—	—	—	—	—

Net assets:
For contract liabilities	$2,248,950	$747,442	$7,788,015	$8,503,306	$780,390	$163,472	$250,482	$307,872	$308,737	$7,388

Contract Liabilities:
class 1	$2,248,950	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	747,442	7,788,015	8,503,306	780,390	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	163,472	250,482	307,872	308,737	7,388
Total contract liabilities	$2,248,950	$747,442	$7,788,015	$8,503,306	$780,390	$163,472	$250,482	$307,872	$308,737	$7,388

Shares:
class 1	88,891	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	162,214	685,014	614,489	188,367	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	5,258	6,490	11,319	8,904	445
Total shares	88,891	162,214	685,014	614,489	188,367	5,258	6,490	11,319	8,904	445

Cost	$2,409,315	$732,004	$5,663,294	$5,424,150	$669,488	$178,284	$256,488	$359,169	$291,648	$7,505

Deferred contracts in the accumulation period:
Units owned by participants #	656,564	162,214	685,014	614,489	188,367	5,258	6,490	11,319	8,904	445
Minimum unit fair value #*	$2.686496	$4.122595	$10.869500	$13.024817	$3.412584	$31.092793	$38.597996	$27.198816	$34.675765	$16.616792
Maximum unit fair value #*	$55.748907	$25.969218	$67.751244	$61.203001	$26.343538	$31.092793	$38.597996	$27.198816	$34.675765	$16.616792
Contract liability	$2,227,971	$747,442	$7,783,519	$8,502,808	$780,390	$163,472	$250,482	$307,872	$308,737	$7,388

Contracts in payout (annuitization) period:
Units owned by participants #	6,370	—	414	38	—	—	—	—	—	—
Minimum unit fair value #*	$3.205359	$—	$10.869500	$13.024817	$—	$—	$—	$—	$—	$—
Maximum unit fair value #*	$4.286347	$—	$10.869500	$13.024817	$—	$—	$—	$—	$—	$—
Contract liability	$20,979	$—	$4,496	$498	$—	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2023

	Fidelity® VIP FundsManager 50% Portfolio	Fidelity® VIP FundsManager 70% Portfolio	Franklin Income VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	576,059	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	479,119,957	138,714,166	889,571,680	426,774,806	23,078,464	227,209,277	92,129,925
class IB	—	—	—	45,544,045	33,266,596	79,453,103	73,649,062	2,949,525	47,892,634	14,163,301
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	128,848	23,248	—	—	—	—	—	—	—	—
Total investments	128,848	23,248	576,059	524,664,002	171,980,762	969,024,783	500,423,868	26,027,989	275,101,911	106,293,226
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	—	—	—	486,700	14,580	745,802	528,334	4,569	97,135	28,498
Other assets	—	—	—	17	—	—	10	2	—	—
Total assets	128,848	23,248	576,059	525,150,719	171,995,342	969,770,585	500,952,212	26,032,560	275,199,046	106,321,724

Liabilities:
Due to Sponsor Company	—	—	—	485,610	14,180	742,929	524,990	4,569	97,135	27,119
Payable for fund shares purchased	—	—	—	1,090	400	2,873	3,344	—	—	1,379
Other liabilities	—	—	—	—	2	16	—	—	4	4
Total liabilities	—	—	—	486,700	14,582	745,818	528,334	4,569	97,139	28,502

Net assets:
For contract liabilities	$128,848	$23,248	$576,059	$524,664,019	$171,980,760	$969,024,767	$500,423,878	$26,027,991	$275,101,907	$106,293,222

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	576,059	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	479,119,974	138,714,161	889,571,670	426,774,817	23,078,467	227,209,275	92,129,928
class IB	—	—	—	45,544,045	33,266,599	79,453,097	73,649,061	2,949,524	47,892,632	14,163,294
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	128,848	23,248	—	—	—	—	—	—	—	—
Total contract liabilities	$128,848	$23,248	$576,059	$524,664,019	$171,980,760	$969,024,767	$500,423,878	$26,027,991	$275,101,907	$106,293,222

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	26,412	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	16,721,373	14,445,753	18,963,412	19,055,118	1,406,366	12,065,819	6,406,698
class IB	—	—	—	1,545,962	3,494,390	1,770,740	3,284,972	204,544	2,585,995	916,718
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	4,959	668	—	—	—	—	—	—	—	—
Total shares	4,959	668	26,412	18,267,335	17,940,143	20,734,152	22,340,090	1,610,910	14,651,814	7,323,416

Cost	$143,719	$23,575	$612,711	$420,697,537	$197,751,664	$879,522,377	$457,019,125	$30,127,609	$228,543,394	$92,742,619

Deferred contracts in the accumulation period:
Units owned by participants #	4,959	668	26,412	63,934,069	54,938,114	51,109,609	56,990,824	2,777,951	51,051,046	32,096,739
Minimum unit fair value #*	$25.983879	$34.815650	$21.810871	$2.093453	$1.350635	$3.525806	$3.606571	$7.078646	$3.025041	$1.465865
Maximum unit fair value #*	$25.983879	$34.815650	$21.810871	$30.162877	$16.617143	$103.451469	$43.137561	$52.328725	$52.762087	$22.210347
Contract liability	$128,848	$23,248	$576,059	$509,200,163	$169,138,919	$948,960,676	$489,471,499	$25,614,297	$272,070,626	$104,227,518

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	1,519,740	874,088	758,797	1,060,292	43,560	625,906	557,610
Minimum unit fair value #*	$—	$—	$—	$2.508163	$1.826878	$4.210954	$5.110059	$8.528479	$3.645409	$1.714189
Maximum unit fair value #*	$—	$—	$—	$29.332074	$10.832233	$73.809172	$14.595200	$9.719575	$13.211004	$4.848083
Contract liability	$—	$—	$—	$15,463,856	$2,841,841	$20,064,091	$10,952,379	$413,694	$3,031,281	$2,065,704

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2023

	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	Morgan Stanley VIF U.S. Real Estate Portfolio	Invesco V.I. Equity and Income Fund	Morgan Stanley VIF Discovery Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	172,886,907	1,699	—	—	—
class IA	157,323,911	66,715,573	55,810,618	32,974,447	387,184,634	—	—	—	—	—
class IB	13,404,844	12,146,612	8,359,047	7,790,265	26,078,391	—	—	—	—	—
class II	—	—	—	—	—	—	—	180,907	—	140,819
class III	—	—	—	—	—	9,316,448	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	146,588	—
class SRV2	—	—	—	—	—	—	—	—	—	—
Total investments	170,728,755	78,862,185	64,169,665	40,764,712	413,263,025	182,203,355	1,699	180,907	146,588	140,819
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	112,351	11,988	20,895	7,564	249,597	45,155	—	—	—	—
Other assets	—	6	—	—	—	1	—	—	—	—
Total assets	170,841,106	78,874,179	64,190,560	40,772,276	413,512,622	182,248,511	1,699	180,907	146,588	140,819

Liabilities:
Due to Sponsor Company	112,351	11,739	20,895	7,564	249,317	43,532	—	—	—	—
Payable for fund shares purchased	—	249	—	—	280	1,623	—	—	—	—
Other liabilities	2	—	2	—	4	—	—	—	—	—
Total liabilities	112,353	11,988	20,897	7,564	249,601	45,155	—	—	—	—

Net assets:
For contract liabilities	$170,728,753	$78,862,191	$64,169,663	$40,764,712	$413,263,021	$182,203,356	$1,699	$180,907	$146,588	$140,819

Contract Liabilities:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	172,886,910	1,699	—	—	—
class IA	157,323,909	66,715,576	55,810,615	32,974,448	387,184,635	—	—	—	—	—
class IB	13,404,844	12,146,615	8,359,048	7,790,264	26,078,386	—	—	—	—	—
class II	—	—	—	—	—	—	—	180,907	—	140,819
class III	—	—	—	—	—	9,316,446	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	146,588	—
class SRV2	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$170,728,753	$78,862,191	$64,169,663	$40,764,712	$413,263,021	$182,203,356	$1,699	$180,907	$146,588	$140,819

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	6,123,696	89	—	—	—
class IA	5,752,245	6,622,799	3,525,623	1,280,317	4,169,455	—	—	—	—	—
class IB	523,014	1,175,858	638,583	324,189	269,963	—	—	—	—	—
class II	—	—	—	—	—	—	—	10,995	—	4,170
class III	—	—	—	—	—	318,729	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	5,644	—
class SRV2	—	—	—	—	—	—	—	—	—	—
Total shares	6,275,259	7,798,657	4,164,206	1,604,506	4,439,418	6,442,425	89	10,995	5,644	4,170

Cost	$189,666,875	$76,834,588	$75,907,460	$42,379,255	$243,169,998	$152,459,000	$1,291	$225,948	$147,017	$197,150

Deferred contracts in the accumulation period:
Units owned by participants #	13,754,751	51,825,341	10,116,973	8,575,880	32,103,650	10,241,247	387	10,995	5,644	4,170
Minimum unit fair value #*	$4.258222	$0.503264	$2.219395	$3.435616	$2.486817	$16.188221	$4.387493	$16.452815	$25.971793	$33.772146
Maximum unit fair value #*	$48.072095	$10.052988	$39.720952	$45.948510	$78.631350	$19.139196	$4.387493	$16.452815	$25.971793	$33.772146
Contract liability	$168,395,379	$77,071,260	$63,448,202	$40,302,091	$401,386,859	$177,243,056	$1,699	$180,907	$146,588	$140,819

Contracts in payout (annuitization) period:
Units owned by participants #	176,257	1,041,321	103,938	106,805	708,260	285,299	—	—	—	—
Minimum unit fair value #*	$5.131712	$0.562822	$2.595753	$4.116725	$2.908367	$17.276047	$—	$—	$—	$—
Maximum unit fair value #*	$14.199147	$3.371433	$7.743475	$4.616348	$75.754506	$17.961280	$—	$—	$—	$—
Contract liability	$2,333,374	$1,790,931	$721,461	$462,621	$11,876,162	$4,960,300	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2023

	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio – Select Mid Cap Growth Fund	Invesco V.I. Global Fund	Putnam VT Small Cap Value Fund	PIMCO VIT Real Return Portfolio	Pioneer Fund VCT Portfolio	Pioneer Mid Cap Value VCT Portfolio	PSF PGIM Jennison Growth Portfolio	PSF PGIM Jennison Value Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$5,332,855	$2,547,178	$4,798,376	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	282,104	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	43,860	—	—	—	—	—
class II	—	—	—	—	—	—	9,375,660	103,724	611,891	267,043
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	374,286	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
Total investments	5,332,855	2,547,178	4,798,376	374,286	43,860	282,104	9,375,660	103,724	611,891	267,043
Due from Sponsor Company	—	10,417	5,375	—	—	—	—	—	—	—
Receivable for fund shares sold	1,614	—	—	—	—	—	5,100	—	78	41
Other assets	—	1	—	—	—	—	—	—	1	—
Total assets	5,334,469	2,557,596	4,803,751	374,286	43,860	282,104	9,380,760	103,724	611,970	267,084

Liabilities:
Due to Sponsor Company	1,614	—	—	—	—	—	5,100	—	78	41
Payable for fund shares purchased	—	10,417	5,375	—	—	—	—	—	—	—
Other liabilities	—	—	3	—	—	—	5	—	—	1
Total liabilities	1,614	10,417	5,378	—	—	—	5,105	—	78	42

Net assets:
For contract liabilities	$5,332,855	$2,547,179	$4,798,373	$374,286	$43,860	$282,104	$9,375,655	$103,724	$611,892	$267,042

Contract Liabilities:
class 1	$5,332,855	$2,547,179	$4,798,373	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	282,104	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	43,860	—	—	—	—	—
class II	—	—	—	—	—	—	9,375,655	103,724	611,892	267,042
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	374,286	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$5,332,855	$2,547,179	$4,798,373	$374,286	$43,860	$282,104	$9,375,655	$103,724	$611,892	$267,042

Shares:
class 1	135,904	401,130	105,691	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	18,736	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	1,764	—	—	—	—	—
class II	—	—	—	—	—	—	579,102	4,153	4,596	5,481
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	13,553	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
Total shares	135,904	401,130	105,691	13,553	1,764	18,736	579,102	4,153	4,596	5,481

Cost	$2,519,048	$3,131,316	$2,276,907	$382,994	$40,526	$317,999	$9,442,942	$124,174	$107,881	$112,586

Deferred contracts in the accumulation period:
Units owned by participants #	230,867	190,025	184,506	13,553	1,764	18,736	2,400,338	4,153	176,815	51,759
Minimum unit fair value #*	$20.507517	$12.266346	$23.842087	$27.617293	$24.870007	$15.057137	$3.416770	$24.974855	$3.195112	$2.743145
Maximum unit fair value #*	$23.276533	$13.662625	$26.844350	$27.617293	$24.870007	$15.057137	$4.138627	$24.974855	$4.511290	$34.078309
Contract liability	$5,160,404	$2,505,774	$4,712,404	$374,286	$43,860	$282,104	$9,350,011	$103,724	$611,892	$267,042

Contracts in payout (annuitization) period:
Units owned by participants #	7,470	3,068	3,245	—	—	—	6,495	—	—	—
Minimum unit fair value #*	$22.838543	$13.443500	$26.413700	$—	$—	$—	$3.917978	$—	$—	$—
Maximum unit fair value #*	$23.276533	$13.662625	$26.844350	$—	$—	$—	$4.063743	$—	$—	$—
Contract liability	$172,451	$41,405	$85,969	$—	$—	$—	$25,644	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2023

	Royce Capital Fund–Small-Cap Portfolio	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Opportunity Fund	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® - Principal Blue Chip Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$1,719,715	$1,170,974	$2,548,981	$25,971,385	$—	$9,711,180
class 2	—	—	—	22,497	—	2,928	—	—	3,692,195	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	117,787	—	—	—	—	—	—	—	—	—
class S1	—	—	1,134,713	—	—	—	—	—	—	—
class S2	—	113,685	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
Total investments	117,787	113,685	1,134,713	22,497	1,719,715	1,173,902	2,548,981	25,971,385	3,692,195	9,711,180
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	—	—	127	4	206	143	942	18,217	6,778	21,185
Other assets	—	—	—	—	—	—	1	—	1	1
Total assets	117,787	113,685	1,134,840	22,501	1,719,921	1,174,045	2,549,924	25,989,602	3,698,974	9,732,366

Liabilities:
Due to Sponsor Company	—	—	127	4	206	143	942	18,217	6,778	21,185
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	2	—	1	—	—	—	—	—
Total liabilities	—	—	129	4	207	143	942	18,217	6,778	21,185

Net assets:
For contract liabilities	$117,787	$113,685	$1,134,711	$22,497	$1,719,714	$1,173,902	$2,548,982	$25,971,385	$3,692,196	$9,711,181

Contract Liabilities:
class 1	$—	$—	$—	$—	$1,719,714	$1,170,974	$2,548,982	$25,971,385	$—	$9,711,181
class 2	—	—	—	22,497	—	2,928	—	—	3,692,196	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	117,787	—	—	—	—	—	—	—	—	—
class S1	—	—	1,134,711	—	—	—	—	—	—	—
class S2	—	113,685	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$117,787	$113,685	$1,134,711	$22,497	$1,719,714	$1,173,902	$2,548,982	$25,971,385	$3,692,196	$9,711,181

Shares:
class 1	—	—	—	—	909,902	139,568	98,189	696,657	—	164,568
class 2	—	—	—	1,204	—	372	—	—	279,289	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	4,788	—	—	—	—	—	—	—	—	—
class S1	—	—	19,245	—	—	—	—	—	—	—
class S2	—	3,710	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
Total shares	4,788	3,710	19,245	1,204	909,902	139,940	98,189	696,657	279,289	164,568

Cost	$109,269	$110,970	$1,017,125	$19,076	$2,453,729	$1,372,302	$2,349,198	$9,632,996	$3,577,211	$4,048,057

Deferred contracts in the accumulation period:
Units owned by participants #	4,788	3,710	31,433	7,616	896,079	37,247	68,816	937,360	265,436	368,926
Minimum unit fair value #*	$24.603032	$30.640376	$32.592683	$2.953968	$1.213640	$3.959302	$32.137070	$25.431881	$12.874724	$24.141613
Maximum unit fair value #*	$24.603032	$30.640376	$36.470205	$2.953968	$2.487019	$33.327879	$37.961169	$27.703673	$14.025099	$26.298126
Contract liability	$117,787	$113,685	$1,131,072	$22,497	$1,664,700	$1,168,357	$2,526,443	$25,740,848	$3,633,718	$9,555,067

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	100	—	22,566	173	596	8,342	4,201	5,956
Minimum unit fair value #*	$—	$—	$36.470205	$—	$2.347689	$32.009967	$36.808255	$27.382332	$13.862361	$25.993115
Maximum unit fair value #*	$—	$—	$36.470205	$—	$2.487019	$32.882721	$37.961169	$27.703673	$14.025099	$26.298126
Contract liability	$—	$—	$3,639	$—	$55,014	$5,545	$22,539	$230,537	$58,478	$156,114

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2023

	AST International Equity Portfolio	PSF PGIM Jennison Blend Portfolio
	Sub-Account (3)(4)	Sub-Account (5)(6)

Assets:
Investments, at fair value
class 1	$36,812	$—
class 2	—	—
class ADM	—	—
class B	—	—
class I	—	—
class IA	—	—
class IB	—	—
class II	—	60,554
class III	—	—
class INIT	—	—
class INV	—	—
class S1	—	—
class S2	—	—
class SRV2	—	—
Total investments	36,812	60,554
Due from Sponsor Company	—	—
Receivable for fund shares sold	4	8
Other assets	—	—
Total assets	36,816	60,562

Liabilities:
Due to Sponsor Company	4	8
Payable for fund shares purchased	—	—
Other liabilities	—	—
Total liabilities	4	8

Net assets:
For contract liabilities	$36,812	$60,554

Contract Liabilities:
class 1	$36,812	$—
class 2	—	—
class ADM	—	—
class B	—	—
class I	—	—
class IA	—	—
class IB	—	—
class II	—	60,554
class III	—	—
class INIT	—	—
class INV	—	—
class S1	—	—
class S2	—	—
class SRV2	—	—
Total contract liabilities	$36,812	$60,554

Shares:
class 1	1,445	—
class 2	—	—
class ADM	—	—
class B	—	—
class I	—	—
class IA	—	—
class IB	—	—
class II	—	643
class III	—	—
class INIT	—	—
class INV	—	—
class S1	—	—
class S2	—	—
class SRV2	—	—
Total shares	1,445	643

Cost	$32,606	$58,304

Deferred contracts in the accumulation period:
Units owned by participants #	3,449	4,563
Minimum unit fair value #*	$10.658144	$11.384517
Maximum unit fair value #*	$10.672780	$11.394947
Contract liability	$36,812	$51,951

Contracts in payout (annuitization) period:
Units owned by participants #	—	755
Minimum unit fair value #*	$—	$11.391157
Maximum unit fair value #*	$—	$11.391157
Contract liability	$—	$8,603

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Formerly AB VPS Growth and Income Portfolio. Change effective May 1, 2023.
(2) Formerly Allspring VT Omega Growth Fund. Change effective May 1, 2023.
(3) Funded as of March 10, 2023.
(4) Merged assets from PSF International Growth Portfolio. Change effective March 10, 2023.
(5) Funded as of December 8, 2023.
(6) Merged assets from PSF PGIM Jennison Focused Blend Portfolio. Change effective December 8, 2023.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Operations
For the Periods Ended December 31, 2023

	American Century VP Capital Appreciation Fund	AB VPS International Value Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. Government Money Market Fund	AB VPS Relative Value Portfolio	American Funds Insurance Series® Growth Fund	Calvert VP SRI Balanced Portfolio	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$402	$14,532	$9,107	$61,486	$2,561,432	$14,356	$1,416	$14,492	$—

Expenses:
Administrative charges	—	—	—	—	(223)	—	—	—	—	—
Mortality and expense risk charges	(27,139)	(726)	(29,151)	(15,618)	(19,041)	(750,110)	(16,090)	(5,005)	(10,843)	(46,248)
Total expenses	(27,139)	(726)	(29,151)	(15,618)	(19,264)	(750,110)	(16,090)	(5,005)	(10,843)	(46,248)
Net investment income (loss)	(27,139)	(324)	(14,619)	(6,511)	42,222	1,811,322	(1,734)	(3,589)	3,649	(46,248)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(49,750)	(1,473)	19,391	(14,160)	(50,341)	—	419	(6,987)	10,189	(109,410)
Net realized gain distributions	3,517	—	46,895	—	—	—	90,680	21,157	3,472	—
Change in unrealized appreciation (depreciation) during the period	464,262	8,794	363,355	37,971	91,425	—	19,112	112,837	113,189	808,495
Net gain (loss) on investments	418,029	7,321	429,641	23,811	41,084	—	110,211	127,007	126,850	699,085
Net increase (decrease) in net assets resulting from operations	$390,890	$6,997	$415,022	$17,300	$83,306	$1,811,322	$108,477	$123,418	$130,499	$652,837

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2023

	Allspring VT Discovery All Cap Growth Fund	Fidelity® VIP Asset Manager Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Overseas Portfolio	Fidelity® VIP Freedom 2020 Portfolio	Fidelity® VIP Freedom 2030 Portfolio	Fidelity® VIP Freedom 2015 Portfolio	Fidelity® VIP Freedom 2025 Portfolio	Fidelity® VIP Freedom Income Portfolio
	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$16,853	$9,150	$37,895	$7,629	$4,661	$5,240	$10,068	$8,502	$289

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(30,088)	(8,139)	(85,017)	(97,346)	(8,403)	(1,941)	(2,836)	(3,666)	(4,416)	(89)
Total expenses	(30,088)	(8,139)	(85,017)	(97,346)	(8,403)	(1,941)	(2,836)	(3,666)	(4,416)	(89)
Net investment income (loss)	(30,088)	8,714	(75,867)	(59,451)	(774)	2,720	2,404	6,402	4,086	200

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(57,690)	(3,954)	227,310	353,045	51,366	(609)	(781)	(1,253)	4,141	(3)
Net realized gain distributions	195,209	7,745	329,595	278,180	1,929	1,082	—	5,705	—	—
Change in unrealized appreciation (depreciation) during the period	429,558	67,772	1,618,480	1,625,118	76,044	12,903	26,008	15,364	32,540	243
Net gain (loss) on investments	567,077	71,563	2,175,385	2,256,343	129,339	13,376	25,227	19,816	36,681	240
Net increase (decrease) in net assets resulting from operations	$536,989	$80,277	$2,099,518	$2,196,892	$128,565	$16,096	$27,631	$26,218	$40,767	$440

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2023

	Fidelity® VIP FundsManager 50% Portfolio	Fidelity® VIP FundsManager 70% Portfolio	Franklin Income VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$3,004	$414	$31,008	$9,339,148	$5,807,844	$7,772,909	$7,345,725	$119,972	$2,050,955	$1,201,475

Expenses:
Administrative charges	—	—	—	(4,628)	(6,932)	(15,608)	(12,501)	—	—	(2,977)
Mortality and expense risk charges	(1,513)	(270)	(7,456)	(6,906,351)	(2,518,271)	(12,399,982)	(6,992,079)	(376,328)	(3,927,978)	(1,487,083)
Total expenses	(1,513)	(270)	(7,456)	(6,910,979)	(2,525,203)	(12,415,590)	(7,004,580)	(376,328)	(3,927,978)	(1,490,060)
Net investment income (loss)	1,491	144	23,552	2,428,169	3,282,641	(4,642,681)	341,145	(256,356)	(1,877,023)	(288,585)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(259)	(22)	(7,181)	11,441,939	(4,631,992)	1,115,491	5,076,840	(744,287)	3,443,637	1,285,070
Net realized gain distributions	—	—	37,592	14,664,111	—	15,898,874	42,599,929	348,717	1,718,363	—
Change in unrealized appreciation (depreciation) during the period	11,804	2,756	(12,445)	35,909,053	10,334,671	146,070,843	9,888,332	1,242,504	43,648,141	9,345,708
Net gain (loss) on investments	11,545	2,734	17,966	62,015,103	5,702,679	163,085,208	57,565,101	846,934	48,810,141	10,630,778
Net increase (decrease) in net assets resulting from operations	$13,036	$2,878	$41,518	$64,443,272	$8,985,320	$158,442,527	$57,906,246	$590,578	$46,933,118	$10,342,193

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2023

	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	Morgan Stanley VIF U.S. Real Estate Portfolio	Invesco V.I. Equity and Income Fund	Morgan Stanley VIF Discovery Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$66,475	$1,048,512	$—	$—	$5,242,081	$2,279,752	$—	$3,086	$2,449	$—

Expenses:
Administrative charges	—	(1,902)	(1,310)	—	(3,872)	—	—	—	—	—
Mortality and expense risk charges	(2,247,067)	(1,205,523)	(824,305)	(606,369)	(5,271,022)	(2,141,212)	(22)	(2,073)	(1,762)	(2,655)
Total expenses	(2,247,067)	(1,207,425)	(825,615)	(606,369)	(5,274,894)	(2,141,212)	(22)	(2,073)	(1,762)	(2,655)
Net investment income (loss)	(2,180,592)	(158,913)	(825,615)	(606,369)	(32,813)	138,540	(22)	1,013	687	(2,655)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(3,421,610)	129,405	(2,297,394)	(1,029,681)	23,342,277	2,004,513	100	(10,463)	(342)	(556,117)
Net realized gain distributions	12,033,376	—	—	—	20,072,519	6,747,685	29	—	7,434	—
Change in unrealized appreciation (depreciation) during the period	14,357,633	3,006,441	11,713,708	7,622,294	(18,546,250)	27,779,188	601	31,086	4,299	608,559
Net gain (loss) on investments	22,969,399	3,135,846	9,416,314	6,592,613	24,868,546	36,531,386	730	20,623	11,391	52,442
Net increase (decrease) in net assets resulting from operations	$20,788,807	$2,976,933	$8,590,699	$5,986,244	$24,835,733	$36,669,926	$708	$21,636	$12,078	$49,787

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2023

	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio – Select Mid Cap Growth Fund	Invesco V.I. Global Fund	Putnam VT Small Cap Value Fund	PIMCO VIT Real Return Portfolio	Pioneer Fund VCT Portfolio	Pioneer Mid Cap Value VCT Portfolio	PSF PGIM Jennison Focused Blend Portfolio	PSF PGIM Jennison Growth Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)	Sub-Account

Investment income:
Dividends	$—	$128,277	$—	$—	$161	$11,350	$49,692	$1,161	$—	$—

Expenses:
Administrative charges	—	(569)	(1,125)	—	—	—	—	—	—	—
Mortality and expense risk charges	(81,748)	(38,397)	(69,996)	(4,285)	(1,191)	(4,678)	(123,831)	(930)	(878)	(8,552)
Total expenses	(81,748)	(38,966)	(71,121)	(4,285)	(1,191)	(4,678)	(123,831)	(930)	(878)	(8,552)
Net investment income (loss)	(81,748)	89,311	(71,121)	(4,285)	(1,030)	6,672	(74,139)	231	(878)	(8,552)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	294,623	(77,832)	271,030	(7,788)	(36,782)	(18,051)	(179,817)	(310)	49,729	53,959
Net realized gain distributions	—	—	—	39,788	12,428	—	343,627	7,814	—	—
Change in unrealized appreciation (depreciation) during the period	(35,836)	219,182	713,648	68,618	19,422	20,660	1,922,230	2,414	(36,331)	178,548
Net gain (loss) on investments	258,787	141,350	984,678	100,618	(4,932)	2,609	2,086,040	9,918	13,398	232,507
Net increase (decrease) in net assets resulting from operations	$177,039	$230,661	$913,557	$96,333	$(5,962)	$9,281	$2,011,901	$10,149	$12,520	$223,955

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2023

	PSF PGIM Jennison Value Portfolio	PSF International Growth Portfolio	Royce Capital Fund–Small-Cap Portfolio	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Opportunity Fund	Columbia Variable Portfolio - Large Cap Growth Fund
	Sub-Account	Sub-Account (4)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$—	$924	$1,753	$—	$201	$33,388	$—	$—	$—

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(4,710)	(106)	(1,418)	(1,739)	(13,655)	(397)	(26,968)	(17,636)	(33,381)	(309,386)
Total expenses	(4,710)	(106)	(1,418)	(1,739)	(13,655)	(397)	(26,968)	(17,636)	(33,381)	(309,386)
Net investment income (loss)	(4,710)	(106)	(494)	14	(13,655)	(196)	6,420	(17,636)	(33,381)	(309,386)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	7,266	17,138	(1,153)	4,595	(2,122)	39	(199,944)	(19,687)	(23,112)	1,247,359
Net realized gain distributions	—	—	9,601	12,624	22,539	649	—	—	196,296	—
Change in unrealized appreciation (depreciation) during the period	27,566	(15,573)	16,284	(5,832)	319,393	2,357	420,610	71,329	380,758	6,844,470
Net gain (loss) on investments	34,832	1,565	24,732	11,387	339,810	3,045	220,666	51,642	553,942	8,091,829
Net increase (decrease) in net assets resulting from operations	$30,122	$1,459	$24,238	$11,401	$326,155	$2,849	$227,086	$34,006	$520,561	$7,782,443

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2023

	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® - Principal Blue Chip Growth Fund	AST International Equity Portfolio	PSF PGIM Jennison Blend Portfolio
	Sub-Account	Sub-Account	Sub-Account (5)(6)	Sub-Account (7)(8)

Investment income:
Dividends	$57,370	$—	$—	$—

Expenses:
Administrative charges	—	—	—	—
Mortality and expense risk charges	(51,213)	(122,483)	(419)	(58)
Total expenses	(51,213)	(122,483)	(419)	(58)
Net investment income (loss)	6,157	(122,483)	(419)	(58)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(15,352)	854,924	223	2
Net realized gain distributions	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	443,255	2,023,850	4,206	2,251
Net gain (loss) on investments	427,903	2,878,774	4,429	2,253
Net increase (decrease) in net assets resulting from operations	$434,060	$2,756,291	$4,010	$2,195

The accompanying notes are an integral part of these financial statements.

(1) Formerly AB VPS Growth and Income Portfolio. Change effective May 1, 2023.
(2) Formerly Allspring VT Omega Growth Fund. Change effective May 1, 2023.
(3) Merged into PSF PGIM Jennison Blend Portfolio. Change effective December 8, 2023.
(4) Merged into AST International Equity Portfolio. Change effective March 10, 2023.
(5) Funded as of March 10, 2023.
(6) Merged assets from PSF International Growth Portfolio. Change effective March 10, 2023.
(7) Funded as of December 8, 2023.
(8) Merged assets from PSF PGIM Jennison Focused Blend Portfolio. Change effective December 8, 2023.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2023

	American Century VP Capital Appreciation Fund	AB VPS International Value Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. Government Money Market Fund	AB VPS Relative Value Portfolio	American Funds Insurance Series® Growth Fund	Calvert VP SRI Balanced Portfolio	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(27,139)	$(324)	$(14,619)	$(6,511)	$42,222	$1,811,322	$(1,734)	$(3,589)	$3,649	$(46,248)
Net realized gain (loss) on security transactions	(49,750)	(1,473)	19,391	(14,160)	(50,341)	—	419	(6,987)	10,189	(109,410)
Net realized gain distributions	3,517	—	46,895	—	—	—	90,680	21,157	3,472	—
Change in unrealized appreciation (depreciation) during the period	464,262	8,794	363,355	37,971	91,425	—	19,112	112,837	113,189	808,495
Net increase (decrease) in net assets resulting from operations	390,890	6,997	415,022	17,300	83,306	1,811,322	108,477	123,418	130,499	652,837

Unit transactions:
Purchases	31,461	—	4,560	7,493	60	328,594	—	—	9,024	7,747
Net transfers	(145,056)	2,145	48,003	570,940	457,316	13,674,307	(21,353)	43,317	(4,233)	(8,716)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(298,497)	(4,957)	(86,461)	(149,862)	(107,110)	(14,365,320)	(79,598)	(65,774)	(66,703)	(161,429)
Other transactions	—	—	124	1	111	5,924	1,977	—	—	251
Death benefits	—	—	(20,379)	(8,679)	(3,875)	(1,789,394)	(19,071)	—	—	(33,348)
Net annuity transactions	—	—	(13,564)	2,098	(2,894)	505,648	(7,334)	—	(10,078)	(8,759)
Net increase (decrease) in net assets resulting from unit transactions	(412,092)	(2,812)	(67,717)	421,991	343,608	(1,640,241)	(125,379)	(22,457)	(71,990)	(204,254)
Net increase (decrease) in net assets	(21,202)	4,185	347,305	439,291	426,914	171,081	(16,902)	100,961	58,509	448,583

Net assets:
Beginning of period	2,258,855	53,359	1,770,406	413,424	913,471	53,981,298	1,147,379	356,517	865,341	2,731,758
End of period	$2,237,653	$57,544	$2,117,711	$852,715	$1,340,385	$54,152,379	$1,130,477	$457,478	$923,850	$3,180,341

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2023

	Allspring VT Discovery All Cap Growth Fund	Fidelity® VIP Asset Manager Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Overseas Portfolio	Fidelity® VIP Freedom 2020 Portfolio	Fidelity® VIP Freedom 2030 Portfolio	Fidelity® VIP Freedom 2015 Portfolio	Fidelity® VIP Freedom 2025 Portfolio	Fidelity® VIP Freedom Income Portfolio
	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(30,088)	$8,714	$(75,867)	$(59,451)	$(774)	$2,720	$2,404	$6,402	$4,086	$200
Net realized gain (loss) on security transactions	(57,690)	(3,954)	227,310	353,045	51,366	(609)	(781)	(1,253)	4,141	(3)
Net realized gain distributions	195,209	7,745	329,595	278,180	1,929	1,082	—	5,705	—	—
Change in unrealized appreciation (depreciation) during the period	429,558	67,772	1,618,480	1,625,118	76,044	12,903	26,008	15,364	32,540	243
Net increase (decrease) in net assets resulting from operations	536,989	80,277	2,099,518	2,196,892	128,565	16,096	27,631	26,218	40,767	440

Unit transactions:
Purchases	—	4,343	33,318	61,404	15,443	—	—	—	—	—
Net transfers	59,389	49,170	208,300	(8,695)	90,098	—	17,065	—	—	—
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(73,643)	(109,691)	(756,782)	(934,043)	(48,583)	(2,460)	(5,938)	(2,370)	(94,671)	(5)
Other transactions	—	—	—	—	—	—	—	—	—	—
Death benefits	(26,723)	—	—	—	—	—	—	—	—	—
Net annuity transactions	(3,207)	—	(1,069)	—	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(44,184)	(56,178)	(516,233)	(881,334)	56,958	(2,460)	11,127	(2,370)	(94,671)	(5)
Net increase (decrease) in net assets	492,805	24,099	1,583,285	1,315,558	185,523	13,636	38,758	23,848	(53,904)	435

Net assets:
Beginning of period	1,756,145	723,343	6,204,730	7,187,748	594,867	149,836	211,724	284,024	362,641	6,953
End of period	$2,248,950	$747,442	$7,788,015	$8,503,306	$780,390	$163,472	$250,482	$307,872	$308,737	$7,388

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2023

	Fidelity® VIP FundsManager 50% Portfolio	Fidelity® VIP FundsManager 70% Portfolio	Franklin Income VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,491	$144	$23,552	$2,428,169	$3,282,641	$(4,642,681)	$341,145	$(256,356)	$(1,877,023)	$(288,585)
Net realized gain (loss) on security transactions	(259)	(22)	(7,181)	11,441,939	(4,631,992)	1,115,491	5,076,840	(744,287)	3,443,637	1,285,070
Net realized gain distributions	—	—	37,592	14,664,111	—	15,898,874	42,599,929	348,717	1,718,363	—
Change in unrealized appreciation (depreciation) during the period	11,804	2,756	(12,445)	35,909,053	10,334,671	146,070,843	9,888,332	1,242,504	43,648,141	9,345,708
Net increase (decrease) in net assets resulting from operations	13,036	2,878	41,518	64,443,272	8,985,320	158,442,527	57,906,246	590,578	46,933,118	10,342,193

Unit transactions:
Purchases	—	—	94	2,436,815	536,438	3,831,823	2,670,057	83,862	596,343	462,847
Net transfers	—	—	(33,851)	(2,002,126)	4,716,870	(7,710,926)	(4,940,928)	(101,564)	(3,413,192)	(2,057,107)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(19)	—	(59,150)	(41,501,790)	(13,775,050)	(76,676,666)	(39,968,382)	(1,965,896)	(18,709,242)	(8,295,873)
Other transactions	—	4	—	2,818	2,886	31,255	6,990	(3)	7,667	3,981
Death benefits	—	—	—	(19,392,759)	(6,222,529)	(22,768,370)	(15,968,245)	(719,061)	(5,418,835)	(2,650,639)
Net annuity transactions	—	—	—	(3,500,306)	(975,255)	(2,979,027)	(1,855,135)	(83,344)	(914,338)	(120,802)
Net increase (decrease) in net assets resulting from unit transactions	(19)	4	(92,907)	(63,957,348)	(15,716,640)	(106,271,911)	(60,055,643)	(2,786,006)	(27,851,597)	(12,657,593)
Net increase (decrease) in net assets	13,017	2,882	(51,389)	485,924	(6,731,320)	52,170,616	(2,149,397)	(2,195,428)	19,081,521	(2,315,400)

Net assets:
Beginning of period	115,831	20,366	627,448	524,178,095	178,712,080	916,854,151	502,573,275	28,223,419	256,020,386	108,608,622
End of period	$128,848	$23,248	$576,059	$524,664,019	$171,980,760	$969,024,767	$500,423,878	$26,027,991	$275,101,907	$106,293,222

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2023

	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	Morgan Stanley VIF U.S. Real Estate Portfolio	Invesco V.I. Equity and Income Fund	Morgan Stanley VIF Discovery Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(2,180,592)	$(158,913)	$(825,615)	$(606,369)	$(32,813)	$138,540	$(22)	$1,013	$687	$(2,655)
Net realized gain (loss) on security transactions	(3,421,610)	129,405	(2,297,394)	(1,029,681)	23,342,277	2,004,513	100	(10,463)	(342)	(556,117)
Net realized gain distributions	12,033,376	—	—	—	20,072,519	6,747,685	29	—	7,434	—
Change in unrealized appreciation (depreciation) during the period	14,357,633	3,006,441	11,713,708	7,622,294	(18,546,250)	27,779,188	601	31,086	4,299	608,559
Net increase (decrease) in net assets resulting from operations	20,788,807	2,976,933	8,590,699	5,986,244	24,835,733	36,669,926	708	21,636	12,078	49,787

Unit transactions:
Purchases	516,821	362,571	235,291	93,239	1,833,329	700,337	—	2,517	—	1,088
Net transfers	(598,083)	(660,357)	33,479	(39,706)	(4,782,604)	6,328,344	(428)	14,614	(1,635)	(11,811)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(11,121,081)	(8,521,348)	(3,992,100)	(2,608,047)	(33,300,615)	(11,209,153)	(3)	(25,944)	(8,622)	(109,843)
Other transactions	6,236	218	357	3,808	5,916	(89)	1	—	—	—
Death benefits	(3,924,940)	(2,288,095)	(1,065,264)	(754,402)	(11,303,704)	(3,815,644)	—	—	—	—
Net annuity transactions	(925,743)	(309,427)	(106,543)	(87,985)	(1,760,602)	(995,126)	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(16,046,790)	(11,416,438)	(4,894,780)	(3,393,093)	(49,308,280)	(8,991,331)	(430)	(8,813)	(10,257)	(120,566)
Net increase (decrease) in net assets	4,742,017	(8,439,505)	3,695,919	2,593,151	(24,472,547)	27,678,595	278	12,823	1,821	(70,779)

Net assets:
Beginning of period	165,986,736	87,301,696	60,473,744	38,171,561	437,735,568	154,524,761	1,421	168,084	144,767	211,598
End of period	$170,728,753	$78,862,191	$64,169,663	$40,764,712	$413,263,021	$182,203,356	$1,699	$180,907	$146,588	$140,819

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2023

	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio – Select Mid Cap Growth Fund	Invesco V.I. Global Fund	Putnam VT Small Cap Value Fund	PIMCO VIT Real Return Portfolio	Pioneer Fund VCT Portfolio	Pioneer Mid Cap Value VCT Portfolio	PSF PGIM Jennison Focused Blend Portfolio	PSF PGIM Jennison Growth Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)	Sub-Account

Operations:
Net investment income (loss)	$(81,748)	$89,311	$(71,121)	$(4,285)	$(1,030)	$6,672	$(74,139)	$231	$(878)	$(8,552)
Net realized gain (loss) on security transactions	294,623	(77,832)	271,030	(7,788)	(36,782)	(18,051)	(179,817)	(310)	49,729	53,959
Net realized gain distributions	—	—	—	39,788	12,428	—	343,627	7,814	—	—
Change in unrealized appreciation (depreciation) during the period	(35,836)	219,182	713,648	68,618	19,422	20,660	1,922,230	2,414	(36,331)	178,548
Net increase (decrease) in net assets resulting from operations	177,039	230,661	913,557	96,333	(5,962)	9,281	2,011,901	10,149	12,520	223,955

Unit transactions:
Purchases	10,270	3,406	210	4,008	1,083	5,939	176,906	881	—	—
Net transfers	72,689	61,785	386,302	8,729	(32,092)	(50,107)	154,055	28,326	8,289	(934)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	(58,359)	—
Surrenders for benefit payments and fees	(335,496)	(144,834)	(258,913)	(47,233)	(571)	(67,676)	(447,617)	(82)	(2,256)	(62,418)
Other transactions	518	389	245	—	—	—	(140)	—	4	6
Death benefits	(41,891)	(28,251)	(155)	—	—	—	(364,621)	—	(12,684)	—
Net annuity transactions	11,695	(8,768)	(15,959)	—	—	—	(36,536)	—	(10,378)	—
Net increase (decrease) in net assets resulting from unit transactions	(282,215)	(116,273)	111,730	(34,496)	(31,580)	(111,844)	(517,953)	29,125	(75,384)	(63,346)
Net increase (decrease) in net assets	(105,176)	114,388	1,025,287	61,837	(37,542)	(102,563)	1,493,948	39,274	(62,864)	160,609

Net assets:
Beginning of period	5,438,031	2,432,791	3,773,086	312,449	81,402	384,667	7,881,707	64,450	62,864	451,283
End of period	$5,332,855	$2,547,179	$4,798,373	$374,286	$43,860	$282,104	$9,375,655	$103,724	$—	$611,892

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2023

	PSF PGIM Jennison Value Portfolio	PSF International Growth Portfolio	Royce Capital Fund–Small-Cap Portfolio	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Opportunity Fund	Columbia Variable Portfolio - Large Cap Growth Fund
	Sub-Account	Sub-Account (4)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(4,710)	$(106)	$(494)	$14	$(13,655)	$(196)	$6,420	$(17,636)	$(33,381)	$(309,386)
Net realized gain (loss) on security transactions	7,266	17,138	(1,153)	4,595	(2,122)	39	(199,944)	(19,687)	(23,112)	1,247,359
Net realized gain distributions	—	—	9,601	12,624	22,539	649	—	—	196,296	—
Change in unrealized appreciation (depreciation) during the period	27,566	(15,573)	16,284	(5,832)	319,393	2,357	420,610	71,329	380,758	6,844,470
Net increase (decrease) in net assets resulting from operations	30,122	1,459	24,238	11,401	326,155	2,849	227,086	34,006	520,561	7,782,443

Unit transactions:
Purchases	—	—	700	700	—	—	—	—	1,083	92,301
Net transfers	—	—	25,114	(15,192)	(1,812)	—	(18,057)	(2,162)	(45,046)	378,974
Net interfund transfers due to corporate actions	—	(35,814)	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(10,563)	(1,199)	(31,338)	(38,448)	(24,805)	—	(159,183)	(62,139)	(83,332)	(1,095,082)
Other transactions	(1)	—	—	—	(10)	1	(16)	(1)	—	399
Death benefits	—	—	—	—	(15,954)	—	(50,591)	(18,719)	(76,863)	(414,096)
Net annuity transactions	—	—	—	—	(710)	—	(10,337)	(5,820)	(16,059)	(23,076)
Net increase (decrease) in net assets resulting from unit transactions	(10,564)	(37,013)	(5,524)	(52,940)	(43,291)	1	(238,184)	(88,841)	(220,217)	(1,060,580)
Net increase (decrease) in net assets	19,558	(35,554)	18,714	(41,539)	282,864	2,850	(11,098)	(54,835)	300,344	6,721,863

Net assets:
Beginning of period	247,484	35,554	99,073	155,224	851,847	19,647	1,730,812	1,228,737	2,248,638	19,249,522
End of period	$267,042	$—	$117,787	$113,685	$1,134,711	$22,497	$1,719,714	$1,173,902	$2,548,982	$25,971,385

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2023

	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® - Principal Blue Chip Growth Fund	AST International Equity Portfolio	PSF PGIM Jennison Blend Portfolio
	Sub-Account	Sub-Account	Sub-Account (5)(6)	Sub-Account (7)(8)

Operations:
Net investment income (loss)	$6,157	$(122,483)	$(419)	$(58)
Net realized gain (loss) on security transactions	(15,352)	854,924	223	2
Net realized gain distributions	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	443,255	2,023,850	4,206	2,251
Net increase (decrease) in net assets resulting from operations	434,060	2,756,291	4,010	2,195

Unit transactions:
Purchases	17,028	46,732	—	—
Net transfers	174,105	286,611	(1,639)	(8,289)
Surrenders for benefit payments and fees	(195,444)	(626,750)	—	—
Other transactions	130	545	(3)	(1)
Death benefits	(36,028)	(361,409)	(1,370)	—
Net annuity transactions	(13,134)	(66,912)	—	8,290
Net increase (decrease) in net assets resulting from unit transactions	(53,343)	(721,183)	32,802	58,359
Net increase (decrease) in net assets	380,717	2,035,108	36,812	60,554

Net assets:
Beginning of period	3,311,479	7,676,073	—	—
End of period	$3,692,196	$9,711,181	$36,812	$60,554

The accompanying notes are an integral part of these financial statements.

(1) Formerly AB VPS Growth and Income Portfolio. Change effective May 1, 2023.
(2) Formerly Allspring VT Omega Growth Fund. Change effective May 1, 2023.
(3) Merged into PSF PGIM Jennison Blend Portfolio. Change effective December 8, 2023.
(4) Merged into AST International Equity Portfolio. Change effective March 10, 2023.
(5) Funded as of March 10, 2023.
(6) Merged assets from PSF International Growth Portfolio. Change effective March 10, 2023.
(7) Funded as of December 8, 2023.
(8) Merged assets from PSF PGIM Jennison Focused Blend Portfolio. Change effective December 8, 2023.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2022

	American Century VP Capital Appreciation Fund	AB VPS International Value Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. Government Money Market Fund	AB VPS Growth and Income Portfolio	American Funds Insurance Series® Growth Fund	Calvert VP SRI Balanced Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(30,833)	$1,570	$(9,275)	$8,583	$27,740	$10,694	$(3,486)	$(5,836)	$(204)
Net realized gain (loss) on security transactions	(44,004)	(1,980)	(1,912)	(16,244)	(129,207)	—	105,059	(21,962)	32,277
Net realized gain distributions	382,701	—	298,573	—	—	—	198,943	89,618	89,261
Change in unrealized appreciation (depreciation) during the period	(1,367,841)	(9,568)	(808,720)	(17,269)	(34,930)	—	(360,781)	(312,354)	(305,635)
Net increase (decrease) in net assets resulting from operations	(1,059,977)	(9,978)	(521,334)	(24,930)	(136,397)	10,694	(60,265)	(250,534)	(184,301)

Unit transactions:
Purchases	28,620	—	149,352	—	40,005	284,447	113,599	3,898	2,868
Net transfers	(30,214)	(5,206)	(9,247)	477,188	(193,009)	19,187,270	(434,072)	(8,350)	31,917
Surrenders for benefit payments and fees	(387,981)	(795)	(111,703)	(38,857)	(37,174)	(9,671,502)	(40,971)	(299,123)	(128,038)
Other transactions	—	—	(1)	23	1	921	(354)	—	—
Death benefits	—	—	(165,097)	—	(31,595)	(3,493,216)	(124,767)	—	—
Net annuity transactions	—	—	(4,371)	—	12,454	176,559	(7,930)	—	(8,431)
Net increase (decrease) in net assets resulting from unit transactions	(389,575)	(6,001)	(141,067)	438,354	(209,318)	6,484,479	(494,495)	(303,575)	(101,684)
Net increase (decrease) in net assets	(1,449,552)	(15,979)	(662,401)	413,424	(345,715)	6,495,173	(554,760)	(554,109)	(285,985)

Net assets:
Beginning of period	3,708,407	69,338	2,432,807	—	1,259,186	47,486,125	1,702,139	910,626	1,151,326
End of period	$2,258,855	$53,359	$1,770,406	$413,424	$913,471	$53,981,298	$1,147,379	$356,517	$865,341

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	Columbia Variable Portfolio - Small Company Growth Fund	Allspring VT Omega Growth Fund	Fidelity® VIP Asset Manager Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Overseas Portfolio	Fidelity® VIP Freedom 2020 Portfolio	Fidelity® VIP Freedom 2030 Portfolio	Fidelity® VIP Freedom 2015 Portfolio	Fidelity® VIP Freedom 2025 Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(49,769)	$(32,619)	$6,724	$(43,847)	$(61,367)	$(1,187)	$910	$1,038	$2,023	$1,604
Net realized gain (loss) on security transactions	(35,551)	(10,940)	175	320,411	566,321	19,768	12,591	5,458	(1,196)	(3,646)
Net realized gain distributions	1,247,441	478,155	56,443	579,539	391,606	6,233	16,294	16,040	30,027	37,275
Change in unrealized appreciation (depreciation) during the period	(2,876,302)	(1,563,169)	(211,729)	(3,263,046)	(3,888,944)	(245,154)	(63,755)	(72,782)	(82,306)	(149,895)
Net increase (decrease) in net assets resulting from operations	(1,714,181)	(1,128,573)	(148,387)	(2,406,943)	(2,992,384)	(220,340)	(33,960)	(50,246)	(51,452)	(114,662)

Unit transactions:
Purchases	1,406	—	5,735	39,262	62,127	15,369	—	—	—	—
Net transfers	(103,290)	(21,875)	(50,929)	(117,490)	(502,540)	49,198	(143,277)	3,865	143,277	2,362
Surrenders for benefit payments and fees	(201,888)	(84,522)	(68,927)	(1,378,585)	(976,514)	(140,877)	(2,959)	(79,161)	(2,837)	(177,958)
Other transactions	10	(1)	—	—	—	—	—	—	—	—
Death benefits	(11,641)	(13,037)	—	—	—	—	—	—	—	—
Net annuity transactions	(33,799)	(332)	—	(311)	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(349,202)	(119,767)	(114,121)	(1,457,124)	(1,416,927)	(76,310)	(146,236)	(75,296)	140,440	(175,596)
Net increase (decrease) in net assets	(2,063,383)	(1,248,340)	(262,508)	(3,864,067)	(4,409,311)	(296,650)	(180,196)	(125,542)	88,988	(290,258)

Net assets:
Beginning of period	4,795,141	3,004,485	985,851	10,068,797	11,597,059	891,517	330,032	337,266	195,036	652,899
End of period	$2,731,758	$1,756,145	$723,343	$6,204,730	$7,187,748	$594,867	$149,836	$211,724	$284,024	$362,641

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	Fidelity® VIP Freedom Income Portfolio	Fidelity® VIP FundsManager 50% Portfolio	Fidelity® VIP FundsManager 70% Portfolio	Franklin Income VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$375	$772	$33	$23,818	$2,311,483	$2,905,786	$(4,287,273)	$1,003,128
Net realized gain (loss) on security transactions	(2,401)	(232)	(612)	(614)	18,129,733	(4,631,368)	6,361,527	12,559,790
Net realized gain distributions	2,854	20,352	4,723	13,040	71,649,592	2,390,114	130,696,326	56,185,982
Change in unrealized appreciation (depreciation) during the period	(11,814)	(41,496)	(9,099)	(83,549)	(188,987,770)	(36,753,081)	(327,622,884)	(131,694,084)
Net increase (decrease) in net assets resulting from operations	(10,986)	(20,604)	(4,955)	(47,305)	(96,896,962)	(36,088,549)	(194,852,304)	(61,945,184)

Unit transactions:
Purchases	—	—	—	327	6,316,894	1,478,510	4,042,937	3,405,259
Net transfers	—	—	—	1,235	(548,952)	(973,345)	(10,724,163)	(5,106,280)
Surrenders for benefit payments and fees	(72,269)	(14)	(4,240)	(37,143)	(41,610,947)	(16,813,837)	(65,664,164)	(37,853,285)
Other transactions	—	—	—	—	18,881	881	79,452	19,594
Death benefits	—	—	—	—	(21,197,919)	(8,106,728)	(21,174,089)	(15,506,373)
Net annuity transactions	—	—	—	—	(3,352,561)	(493,021)	(2,566,782)	(1,416,097)
Net increase (decrease) in net assets resulting from unit transactions	(72,269)	(14)	(4,240)	(35,581)	(60,374,604)	(24,907,540)	(96,006,809)	(56,457,182)
Net increase (decrease) in net assets	(83,255)	(20,618)	(9,195)	(82,886)	(157,271,566)	(60,996,089)	(290,859,113)	(118,402,366)

Net assets:
Beginning of period	90,208	136,449	29,561	710,334	681,449,661	239,708,169	1,207,713,264	620,975,641
End of period	$6,953	$115,831	$20,366	$627,448	$524,178,095	$178,712,080	$916,854,151	$502,573,275

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	Hartford Healthcare HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(420,269)	$(1,634,654)	$215,163	$(914,506)	$(1,160,128)	$(954,786)	$(676,332)	$1,409,821	$246,976	$(542)
Net realized gain (loss) on security transactions	(242,477)	5,312,756	2,496,069	(538,514)	(320,152)	(996,321)	(289,853)	29,091,012	2,599,664	(15,536)
Net realized gain distributions	6,604,629	15,780,263	20,008,180	27,135,635	—	13,749,276	7,408,817	44,360,439	7,585,613	73
Change in unrealized appreciation (depreciation) during the period	(10,432,444)	(90,257,965)	(50,496,270)	(86,302,683)	(135,672)	(41,967,274)	(23,553,302)	(108,181,133)	(49,120,070)	(6,844)
Net increase (decrease) in net assets resulting from operations	(4,490,561)	(70,799,600)	(27,776,858)	(60,620,068)	(1,615,952)	(30,169,105)	(17,110,670)	(33,319,861)	(38,687,817)	(22,849)

Unit transactions:
Purchases	183,030	2,235,046	707,808	1,275,021	587,517	563,219	195,608	2,479,889	1,154,393	—
Net transfers	(160,628)	(6,640,513)	1,682,271	(2,569,439)	6,522	(519,266)	479,793	(3,941,454)	2,280,474	(60,235)
Surrenders for benefit payments and fees	(2,156,302)	(19,960,490)	(7,583,376)	(12,026,716)	(8,319,185)	(4,476,117)	(2,518,411)	(32,244,744)	(10,996,883)	(2)
Other transactions	76	32,803	5,451	20,298	2,737	4,234	1,493	(10,024)	7,614	—
Death benefits	(666,595)	(9,752,620)	(2,857,504)	(4,508,501)	(3,628,005)	(1,469,956)	(833,389)	(11,312,649)	(3,599,770)	—
Net annuity transactions	(90,422)	(1,278,374)	(376,919)	(365,548)	(148,784)	(183,107)	(118,322)	(1,812,805)	(197,276)	—
Net increase (decrease) in net assets resulting from unit transactions	(2,890,841)	(35,364,148)	(8,422,269)	(18,174,885)	(11,499,198)	(6,080,993)	(2,793,228)	(46,841,787)	(11,351,448)	(60,237)
Net increase (decrease) in net assets	(7,381,402)	(106,163,748)	(36,199,127)	(78,794,953)	(13,115,150)	(36,250,098)	(19,903,898)	(80,161,648)	(50,039,265)	(83,086)

Net assets:
Beginning of period	35,604,821	362,184,134	144,807,749	244,781,689	100,416,846	96,723,842	58,075,459	517,897,216	204,564,026	84,507
End of period	$28,223,419	$256,020,386	$108,608,622	$165,986,736	$87,301,696	$60,473,744	$38,171,561	$437,735,568	$154,524,761	$1,421

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	Morgan Stanley VIF U.S. Real Estate Portfolio	Invesco V.I. Equity and Income Fund	Morgan Stanley VIF Discovery Portfolio	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio – Select Mid Cap Growth Fund	Invesco V.I. Global Fund	Putnam VT Small Cap Value Fund	PIMCO VIT Real Return Portfolio	Pioneer Fund VCT Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(607)	$293	$(5,772)	$(87,916)	$96,931	$(70,078)	$(4,725)	$(1,548)	$23,806	$(99,692)
Net realized gain (loss) on security transactions	(6,524)	780	(383,200)	330,775	(101,031)	389,767	(679)	(10,017)	(1,802)	(88,885)
Net realized gain distributions	45,460	20,063	225,282	—	92,372	—	61,782	21,395	—	1,428,265
Change in unrealized appreciation (depreciation) during the period	(109,487)	(35,563)	(387,646)	(399,285)	(421,248)	(2,207,517)	(230,460)	(33,392)	(82,087)	(3,463,020)
Net increase (decrease) in net assets resulting from operations	(71,158)	(14,427)	(551,336)	(156,426)	(332,976)	(1,887,828)	(174,082)	(23,562)	(60,083)	(2,223,332)

Unit transactions:
Purchases	2,380	2	1,037	58,871	73,428	51,705	4,172	1,629	7,707	70,574
Net transfers	113	(319)	(81,380)	(128,231)	(52,159)	5,670	(37,037)	(38,769)	19,212	(63,350)
Surrenders for benefit payments and fees	(17,708)	(4,543)	(116,016)	(229,871)	(136,594)	(352,290)	(19,902)	(77,317)	(32,022)	(573,411)
Other transactions	—	—	—	3	3	4	—	—	—	3
Death benefits	—	—	—	(116,271)	(86,066)	(77,764)	—	—	—	(305,767)
Net annuity transactions	—	—	—	(13,402)	(27,445)	(43,298)	—	—	—	(24,140)
Net increase (decrease) in net assets resulting from unit transactions	(15,215)	(4,860)	(196,359)	(428,901)	(228,833)	(415,973)	(52,767)	(114,457)	(5,103)	(896,091)
Net increase (decrease) in net assets	(86,373)	(19,287)	(747,695)	(585,327)	(561,809)	(2,303,801)	(226,849)	(138,019)	(65,186)	(3,119,423)

Net assets:
Beginning of period	254,457	164,054	959,293	6,023,358	2,994,600	6,076,887	539,298	219,421	449,853	11,001,130
End of period	$168,084	$144,767	$211,598	$5,438,031	$2,432,791	$3,773,086	$312,449	$81,402	$384,667	$7,881,707

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	Pioneer Mid Cap Value VCT Portfolio	PSF PGIM Jennison Focused Blend Portfolio	PSF PGIM Jennison Growth Portfolio	PSF PGIM Jennison Value Portfolio	PSF International Growth Portfolio	Royce Capital Fund–Small-Cap Portfolio	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$220	$(1,288)	$(10,743)	$(4,863)	$(621)	$(919)	$328	$(14,475)	$(267)	$47,345
Net realized gain (loss) on security transactions	(22,954)	8,637	422,628	7,035	(3,495)	(2,121)	1,344	(24,554)	69	(165,940)
Net realized gain distributions	54,964	—	—	—	—	1,770	4,807	263,864	2,423	—
Change in unrealized appreciation (depreciation) during the period	(47,116)	(38,355)	(852,134)	(30,294)	(17,874)	(13,676)	(8,971)	(686,008)	(6,711)	(156,395)
Net increase (decrease) in net assets resulting from operations	(14,886)	(31,006)	(440,249)	(28,122)	(21,990)	(14,946)	(2,492)	(461,173)	(4,486)	(274,990)

Unit transactions:
Purchases	581	—	—	—	—	119	1,297	38,131	—	14,868
Net transfers	(7,620)	(23,811)	(132,001)	—	(22,089)	(28,034)	45,782	(274,025)	—	(7,068)
Surrenders for benefit payments and fees	(113,260)	(7,083)	(65,490)	(10,228)	(2)	(3,682)	(4,104)	(36,090)	—	(168,442)
Other transactions	—	(4)	3	(1)	1	—	—	(4)	—	9
Death benefits	—	—	(364,825)	—	—	—	—	(101,490)	—	(34,645)
Net annuity transactions	—	(2,023)	—	—	—	—	—	(745)	—	52,049
Net increase (decrease) in net assets resulting from unit transactions	(120,299)	(32,921)	(562,313)	(10,229)	(22,090)	(31,597)	42,975	(374,223)	—	(143,229)
Net increase (decrease) in net assets	(135,185)	(63,927)	(1,002,562)	(38,351)	(44,080)	(46,543)	40,483	(835,396)	(4,486)	(418,219)

Net assets:
Beginning of period	199,635	126,791	1,453,845	285,835	79,634	145,616	114,741	1,687,243	24,133	2,149,031
End of period	$64,450	$62,864	$451,283	$247,484	$35,554	$99,073	$155,224	$851,847	$19,647	$1,730,812

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2022

	Allspring VT Small Cap Growth Fund	Allspring VT Opportunity Fund	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® - Principal Blue Chip Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(21,214)	$(36,277)	$(314,804)	$(26,719)	$(126,844)
Net realized gain (loss) on security transactions	(6,377)	13,028	1,397,227	(11,325)	642,062
Net realized gain distributions	229,685	483,894	—	258,290	—
Change in unrealized appreciation (depreciation) during the period	(923,228)	(1,137,043)	(10,888,378)	(888,633)	(3,867,882)
Net increase (decrease) in net assets resulting from operations	(721,134)	(676,398)	(9,805,955)	(668,387)	(3,352,664)

Unit transactions:
Purchases	—	48	300,022	77,420	1,460
Net transfers	(87,364)	(87,878)	(982,219)	(1,222)	(4,099)
Surrenders for benefit payments and fees	(33,373)	(81,884)	(955,884)	(193,157)	(538,050)
Other transactions	—	12	45	4	8
Death benefits	(19,812)	(52,431)	(466,282)	(73,195)	(310,141)
Net annuity transactions	(2,294)	10,758	(33,262)	(21,326)	(27,775)
Net increase (decrease) in net assets resulting from unit transactions	(142,843)	(211,375)	(2,137,580)	(211,476)	(878,597)
Net increase (decrease) in net assets	(863,977)	(887,773)	(11,943,535)	(879,863)	(4,231,261)

Net assets:
Beginning of period	2,092,714	3,136,411	31,193,057	4,191,342	11,907,334
End of period	$1,228,737	$2,248,638	$19,249,522	$3,311,479	$7,676,073

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Notes to Financial Statements
December 31, 2023

1. Organization:

Separate Account Two (the “Account”) is a separate investment account established by Talcott Resolution Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.
The Sponsor Company is indirectly owned by Talcott Resolution Life, Inc.

On June 30, 2021, the Account's previous indirect owner, Hopmeadow Holdings GP LLC, completed the sale of the Sponsor Company through the merger of an affiliate of Sixth Street, a global investment firm. Sixth Street obtained 100% control of Talcott Holdings, L.P. and its life and annuity operating subsidiaries including the Account. This transaction does not impact the contracts of the Account or the accounting of the Account.
The Account is comprised of the following Sub-Accounts:

American Century VP Capital Appreciation Fund, AB VPS International Value Portfolio, Invesco V.I. Core Equity Fund, Invesco V.I. Government Securities Fund, Invesco V.I. High Yield Fund, Invesco V.I. Government Money Market Fund, AB VPS Relative Value Portfolio (Formerly AB VPS Growth and Income Portfolio), American Funds Insurance Series® Growth Fund, Calvert VP SRI Balanced Portfolio, Columbia Variable Portfolio - Small Company Growth Fund, Allspring VT Discovery All Cap Growth Fund (Formerly Allspring VT Omega Growth Fund), Fidelity® VIP Asset Manager Portfolio, Fidelity® VIP Growth Portfolio, Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Overseas Portfolio, Fidelity® VIP Freedom 2020 Portfolio, Fidelity® VIP Freedom 2030 Portfolio, Fidelity® VIP Freedom 2015 Portfolio, Fidelity® VIP Freedom 2025 Portfolio, Fidelity® VIP Freedom Income Portfolio, Fidelity® VIP FundsManager 50% Portfolio, Fidelity® VIP FundsManager 70% Portfolio, Franklin Income VIP Fund, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Healthcare HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Large Cap Focus Growth V.I. Fund, Morgan Stanley VIF U.S. Real Estate Portfolio, Invesco V.I. Equity and Income Fund, Morgan Stanley VIF Discovery Portfolio, Columbia Variable Portfolio - Dividend Opportunity Fund, Columbia Variable Portfolio - Income Opportunities Fund, Columbia Variable Portfolio – Select Mid Cap Growth Fund, Invesco V.I. Global Fund, Putnam VT Small Cap Value Fund, PIMCO VIT Real Return Portfolio, Pioneer Fund VCT Portfolio, Pioneer Mid Cap Value VCT Portfolio, PSF PGIM Jennison Focused Blend Portfolio (Merged into PSF PGIM Jennison Blend Portfolio), PSF PGIM Jennison Growth Portfolio, PSF PGIM Jennison Value Portfolio, PSF International Growth Portfolio (Merged into AST International Equity Portfolio), Royce Capital Fund–Small-Cap Portfolio, Invesco V.I. Comstock Fund, Invesco V.I. American Franchise Fund, Allspring VT Index Asset Allocation Fund, Allspring VT International Equity Fund, Allspring VT Small Cap Growth Fund, Allspring VT Opportunity Fund, Columbia Variable Portfolio - Large Cap Growth Fund, Columbia Variable Portfolio - Overseas Core Fund, CTIVP® - Principal Blue Chip Growth Fund, AST International Equity Portfolio (Merged assets from PSF International Growth Portfolio), PSF PGIM Jennison Blend Portfolio (Merged assets from PSF PGIM Jennison Focused Blend Portfolio).

Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the Statements of Changes in Net Assets.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2023 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2023, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account recognizes transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2023 and 2022.

g) Accounting for Uncertain Tax Positions - The statute of limitations is closed through the 2019 tax year and the Sponsor Company is not currently under examination for any open years.  Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2023.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.50% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.15% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee up to a maximum of $30 may be charged. In addition, an annual contract fee up to a maximum of $100 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e) Rider Charges - The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

Optional Death Benefit Charge maximum of 0.15%
Earnings Protection Benefit Charge maximum of 0.20%
Principal First Charge maximum of 0.75%
Principal First Preferred Charge maximum of 0.20%
MAV/EPB Death Benefit Charge maximum of 0.30%
MAV 70 Death Benefit Charge maximum of 0.20%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

f) Transactions with Related Parties - The Sponsor and its affiliates may receive fees from funds for services provided.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2023 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
American Century VP Capital Appreciation Fund	$108,145	$543,859
AB VPS International Value Portfolio	$2,553	$5,686
Invesco V.I. Core Equity Fund	$692,555	$727,994
Invesco V.I. Government Securities Fund	$2,362,413	$1,946,934
Invesco V.I. High Yield Fund	$1,401,434	$1,015,601
Invesco V.I. Government Money Market Fund	$26,176,329	$26,005,307
AB VPS Relative Value Portfolio+	$140,844	$177,273
American Funds Insurance Series® Growth Fund	$64,884	$69,769
Calvert VP SRI Balanced Portfolio	$32,399	$97,274
Columbia Variable Portfolio - Small Company Growth Fund	$19,132	$269,635
Allspring VT Discovery All Cap Growth Fund+	$391,477	$270,542
Fidelity® VIP Asset Manager Portfolio	$78,310	$118,024
Fidelity® VIP Growth Portfolio	$827,594	$1,090,104
Fidelity® VIP Contrafund® Portfolio	$451,926	$1,114,530
Fidelity® VIP Overseas Portfolio	$498,785	$440,674
Fidelity® VIP Freedom 2020 Portfolio	$5,744	$4,402
Fidelity® VIP Freedom 2030 Portfolio	$22,281	$8,748
Fidelity® VIP Freedom 2015 Portfolio	$15,773	$6,038
Fidelity® VIP Freedom 2025 Portfolio	$8,503	$99,090
Fidelity® VIP Freedom Income Portfolio	$289	$91
Fidelity® VIP FundsManager 50% Portfolio	$3,003	$1,530
Fidelity® VIP FundsManager 70% Portfolio	$415	$270
Franklin Income VIP Fund	$68,988	$100,749
Hartford Balanced HLS Fund	$26,379,556	$73,244,708
Hartford Total Return Bond HLS Fund	$11,850,165	$24,284,148
Hartford Capital Appreciation HLS Fund	$28,352,438	$123,367,726
Hartford Dividend and Growth HLS Fund	$53,996,376	$71,110,942
Hartford Healthcare HLS Fund	$709,900	$3,403,547
Hartford Disciplined Equity HLS Fund	$9,188,347	$37,198,601
Hartford International Opportunities HLS Fund	$3,871,807	$16,817,977
Hartford MidCap HLS Fund	$14,072,919	$20,266,918
Hartford Ultrashort Bond HLS Fund	$6,483,937	$18,059,290
Hartford Small Company HLS Fund	$1,402,072	$7,122,468
Hartford SmallCap Growth HLS Fund	$2,247,770	$6,247,230
Hartford Stock HLS Fund	$27,499,968	$56,768,243
BlackRock S&P 500 Index V.I. Fund	$16,317,464	$18,422,261
BlackRock Large Cap Focus Growth V.I. Fund	$29	$451
Morgan Stanley VIF U.S. Real Estate Portfolio	$19,942	$27,733
Invesco V.I. Equity and Income Fund	$11,593	$13,731
Morgan Stanley VIF Discovery Portfolio	$353,194	$476,414
Columbia Variable Portfolio - Dividend Opportunity Fund	$213,944	$577,905
Columbia Variable Portfolio - Income Opportunities Fund	$233,823	$260,784
Columbia Variable Portfolio – Select Mid Cap Growth Fund	$1,071,446	$1,030,836
Invesco V.I. Global Fund	$74,410	$73,400
Putnam VT Small Cap Value Fund	$373,937	$394,120
PIMCO VIT Real Return Portfolio	$36,466	$141,654
Pioneer Fund VCT Portfolio	$866,595	$1,115,057
Pioneer Mid Cap Value VCT Portfolio	$38,086	$914
PSF PGIM Jennison Focused Blend Portfolio+	$6	$76,269
PSF PGIM Jennison Growth Portfolio	$2	$71,901
PSF PGIM Jennison Value Portfolio	$—	$15,272
PSF International Growth Portfolio+	$1,374	$38,493
Royce Capital Fund–Small-Cap Portfolio	$55,423	$51,838
Invesco V.I. Comstock Fund	$41,824	$82,126
Invesco V.I. American Franchise Fund	$23,368	$57,774
Allspring VT Index Asset Allocation Fund	$851	$397
Allspring VT International Equity Fund	$228,843	$460,610
Allspring VT Small Cap Growth Fund	$1,544	$108,019
Allspring VT Opportunity Fund	$357,741	$415,044
Columbia Variable Portfolio - Large Cap Growth Fund	$1,356,624	$2,726,588
Columbia Variable Portfolio - Overseas Core Fund	$411,850	$459,037
CTIVP® - Principal Blue Chip Growth Fund	$1,279,181	$2,122,845
AST International Equity Portfolio+	$35,815	$3,432
PSF PGIM Jennison Blend Portfolio+	$58,360	$58

+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:
The changes in units outstanding for the period ended December 31, 2023 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
American Century VP Capital Appreciation Fund	1,796	53,983	(52,187)
AB VPS International Value Portfolio	246	579	(333)
Invesco V.I. Core Equity Fund	101,357	118,946	(17,589)
Invesco V.I. Government Securities Fund	258,970	212,985	45,985
Invesco V.I. High Yield Fund	324,122	168,564	155,558
Invesco V.I. Government Money Market Fund	2,628,608	2,838,748	(210,140)
AB VPS Relative Value Portfolio+	9,358	47,874	(38,516)
American Funds Insurance Series® Growth Fund	975	1,582	(607)
Calvert VP SRI Balanced Portfolio	1,833	12,166	(10,333)
Columbia Variable Portfolio - Small Company Growth Fund	4,624	57,635	(53,011)
Allspring VT Discovery All Cap Growth Fund+	70,309	83,869	(13,560)
Fidelity® VIP Asset Manager Portfolio	4,054	27,728	(23,674)
Fidelity® VIP Growth Portfolio	33,344	75,192	(41,848)
Fidelity® VIP Contrafund® Portfolio	4,051	74,715	(70,664)
Fidelity® VIP Overseas Portfolio	24,237	13,433	10,804
Fidelity® VIP Freedom 2020 Portfolio	—	83	(83)
Fidelity® VIP Freedom 2030 Portfolio	454	165	289
Fidelity® VIP Freedom 2015 Portfolio	—	92	(92)
Fidelity® VIP Freedom 2025 Portfolio	—	2,801	(2,801)
Fidelity® VIP Freedom Income Portfolio	—	—	—
Fidelity® VIP FundsManager 50% Portfolio	—	1	(1)
Fidelity® VIP FundsManager 70% Portfolio	—	—	—
Franklin Income VIP Fund	5	4,454	(4,449)
Hartford Balanced HLS Fund	999,344	10,306,483	(9,307,139)
Hartford Total Return Bond HLS Fund	2,708,852	8,209,116	(5,500,264)
Hartford Capital Appreciation HLS Fund	886,544	7,725,232	(6,838,688)
Hartford Dividend and Growth HLS Fund	817,362	8,597,093	(7,779,731)
Hartford Healthcare HLS Fund	26,997	353,961	(326,964)
Hartford Disciplined Equity HLS Fund	1,286,232	7,107,842	(5,821,610)
Hartford International Opportunities HLS Fund	1,090,520	5,393,982	(4,303,462)
Hartford MidCap HLS Fund	258,513	1,685,407	(1,426,894)
Hartford Ultrashort Bond HLS Fund	4,060,750	12,553,915	(8,493,165)
Hartford Small Company HLS Fund	263,373	1,146,817	(883,444)
Hartford SmallCap Growth HLS Fund	589,724	1,365,804	(776,080)
Hartford Stock HLS Fund	800,081	4,905,017	(4,104,936)
BlackRock S&P 500 Index V.I. Fund	493,939	1,089,619	(595,680)
BlackRock Large Cap Focus Growth V.I. Fund	—	102	(102)
Morgan Stanley VIF U.S. Real Estate Portfolio	1,171	1,700	(529)
Invesco V.I. Equity and Income Fund	—	425	(425)
Morgan Stanley VIF Discovery Portfolio	39	4,788	(4,749)
Columbia Variable Portfolio - Dividend Opportunity Fund	11,484	25,176	(13,692)
Columbia Variable Portfolio - Income Opportunities Fund	8,336	18,011	(9,675)
Columbia Variable Portfolio – Select Mid Cap Growth Fund	49,482	42,290	7,192
Invesco V.I. Global Fund	572	2,041	(1,469)
Putnam VT Small Cap Value Fund	51	2,287	(2,236)
PIMCO VIT Real Return Portfolio	401	7,823	(7,422)
Pioneer Fund VCT Portfolio	141,435	303,180	(161,745)
Pioneer Mid Cap Value VCT Portfolio	1,297	4	1,293
PSF PGIM Jennison Focused Blend Portfolio+	2	18,723	(18,721)
PSF PGIM Jennison Growth Portfolio	—	19,439	(19,439)
PSF PGIM Jennison Value Portfolio	—	852	(852)
PSF International Growth Portfolio+	790	23,159	(22,369)
Royce Capital Fund–Small-Cap Portfolio	1,242	1,462	(220)
Invesco V.I. Comstock Fund	25	1,923	(1,898)
Invesco V.I. American Franchise Fund	36	1,415	(1,379)
Allspring VT Index Asset Allocation Fund	—	—	—
Allspring VT International Equity Fund	148,943	309,933	(160,990)
Allspring VT Small Cap Growth Fund	64	2,870	(2,806)
Allspring VT Opportunity Fund	4,832	12,145	(7,313)
Columbia Variable Portfolio - Large Cap Growth Fund	67,999	111,628	(43,629)
Columbia Variable Portfolio - Overseas Core Fund	27,778	32,150	(4,372)
CTIVP® - Principal Blue Chip Growth Fund	64,791	96,428	(31,637)
AST International Equity Portfolio+	3,744	295	3,449
PSF PGIM Jennison Blend Portfolio+	5,318	—	5,318

+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2022 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
American Century VP Capital Appreciation Fund	248,969	323,348	(74,379)
AB VPS International Value Portfolio	4,311	5,033	(722)
Invesco V.I. Core Equity Fund	63,627	129,126	(65,499)
Invesco V.I. Government Securities Fund	150,186	104,601	45,585
Invesco V.I. High Yield Fund	276,810	412,241	(135,431)
Invesco V.I. Government Money Market Fund	3,070,055	2,346,696	723,359
AB VPS Growth and Income Portfolio	83,295	233,294	(149,999)
American Funds Insurance Series® Growth Fund	10,489	18,039	(7,550)
Calvert VP SRI Balanced Portfolio	64,248	79,318	(15,070)
Columbia Variable Portfolio - Small Company Growth Fund	40,818	123,073	(82,255)
Allspring VT Omega Growth Fund	11,411	51,790	(40,379)
Fidelity® VIP Asset Manager Portfolio	126,130	147,328	(21,198)
Fidelity® VIP Growth Portfolio	533,896	683,874	(149,978)
Fidelity® VIP Contrafund® Portfolio	409,445	537,861	(128,416)
Fidelity® VIP Overseas Portfolio	113,792	138,841	(25,049)
Fidelity® VIP Freedom 2020 Portfolio	—	4,422	(4,422)
Fidelity® VIP Freedom 2030 Portfolio	4,983	6,870	(1,887)
Fidelity® VIP Freedom 2015 Portfolio	5,135	318	4,817
Fidelity® VIP Freedom 2025 Portfolio	13,047	18,691	(5,644)
Fidelity® VIP Freedom Income Portfolio	5,001	9,557	(4,556)
Fidelity® VIP FundsManager 50% Portfolio	—	—	—
Fidelity® VIP FundsManager 70% Portfolio	138	276	(138)
Franklin Income VIP Fund	11,118	12,872	(1,754)
Hartford Balanced HLS Fund	1,856,219	10,398,316	(8,542,097)
Hartford Total Return Bond HLS Fund	2,881,613	10,883,803	(8,002,190)
Hartford Capital Appreciation HLS Fund	1,986,444	7,992,265	(6,005,821)
Hartford Dividend and Growth HLS Fund	2,318,404	9,873,064	(7,554,660)
Hartford Healthcare HLS Fund	52,357	381,422	(329,065)
Hartford Disciplined Equity HLS Fund	1,650,878	9,187,827	(7,536,949)
Hartford International Opportunities HLS Fund	2,670,954	5,238,299	(2,567,345)
Hartford MidCap HLS Fund	476,572	1,956,590	(1,480,018)
Hartford Ultrashort Bond HLS Fund	6,096,989	14,890,214	(8,793,225)
Hartford Small Company HLS Fund	513,940	1,492,497	(978,557)
Hartford SmallCap Growth HLS Fund	739,795	1,433,243	(693,448)
Hartford Stock HLS Fund	1,890,415	6,035,451	(4,145,036)
BlackRock S&P 500 Index V.I. Fund	1,227,881	1,991,518	(763,637)
BlackRock Large Cap Focus Growth V.I. Fund	118	16,500	(16,382)
Morgan Stanley VIF U.S. Real Estate Portfolio	9,190	10,207	(1,017)
Invesco V.I. Equity and Income Fund	2,336	2,535	(199)
Morgan Stanley VIF Discovery Portfolio	12,325	18,193	(5,868)
Columbia Variable Portfolio - Dividend Opportunity Fund	13,175	33,180	(20,005)
Columbia Variable Portfolio - Income Opportunities Fund	11,113	29,579	(18,466)
Columbia Variable Portfolio – Select Mid Cap Growth Fund	16,116	33,347	(17,231)
Invesco V.I. Global Fund	13,615	16,022	(2,407)
Putnam VT Small Cap Value Fund	6,471	11,738	(5,267)
PIMCO VIT Real Return Portfolio	22,336	22,792	(456)
Pioneer Fund VCT Portfolio	71,536	341,128	(269,592)
Pioneer Mid Cap Value VCT Portfolio	5,985	11,358	(5,373)
PSF PGIM Jennison Focused Blend Portfolio	1	8,224	(8,223)
PSF PGIM Jennison Growth Portfolio	—	196,453	(196,453)
PSF PGIM Jennison Value Portfolio	—	713	(713)
PSF International Growth Portfolio	—	12,056	(12,056)
Royce Capital Fund–Small-Cap Portfolio	2,889	4,482	(1,593)
Invesco V.I. Comstock Fund	3,596	2,117	1,479
Invesco V.I. American Franchise Fund	2,432	14,705	(12,273)
Allspring VT Index Asset Allocation Fund	—	—	—
Allspring VT International Equity Fund	86,238	194,092	(107,854)
Allspring VT Small Cap Growth Fund	514	4,700	(4,186)
Allspring VT Opportunity Fund	1,044	8,185	(7,141)
Columbia Variable Portfolio - Large Cap Growth Fund	26,477	123,966	(97,489)
Columbia Variable Portfolio - Overseas Core Fund	11,034	27,778	(16,744)
CTIVP® - Principal Blue Chip Growth Fund	10,428	51,589	(41,161)

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2023. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios that had assets during the period reported. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios that had assets during the period reported. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger. Corporate actions are identified for only the current year, prior years’ corporate actions are disclosed in the respective year’s report.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Century VP Capital Appreciation Fund
2023	308,313	$6.381790	to	$7.344924	$2,237,653	0.70%	to	1.25%	—%	to	—%	15.58%	to	19.85%
2022	360,500	$5.521427	to	$6.128433	$2,258,855	0.70%	to	1.25%	—%	to	—%	(29.00)%	to	(28.61)%
2021	434,879	$7.776960	to	$8.584606	$3,708,407	0.70%	to	1.25%	—%	to	—%	9.77%	to	10.38%
2020	499,464	$7.084488	to	$7.777304	$3,844,130	0.70%	to	1.25%	—%	to	—%	40.69%	to	41.46%
2019	570,803	$5.035628	to	$5.497771	$3,119,191	0.70%	to	1.25%	—%	to	—%	33.88%	to	34.62%
AB VPS International Value Portfolio
2023	6,461	$8.907148	to	$8.907148	$57,544	1.25%	to	1.25%	0.69%	to	0.69%	13.41%	to	13.41%
2022	6,794	$7.854008	to	$7.854008	$53,359	1.25%	to	1.25%	4.07%	to	4.07%	(14.86)%	to	(14.86)%
2021	7,517	$9.225312	to	$9.225312	$69,338	1.25%	to	1.25%	1.74%	to	1.74%	9.48%	to	9.48%
2020	7,259	$8.426670	to	$8.426670	$61,167	1.25%	to	1.25%	1.43%	to	1.43%	0.94%	to	0.94%
2019	16,287	$8.348089	to	$8.348089	$135,969	1.25%	to	1.25%	0.78%	to	0.78%	15.34%	to	15.34%
Invesco V.I. Core Equity Fund
2023	781,134	$2.754294	to	$31.330716	$2,117,711	1.25%	to	2.35%	—%	to	0.76%	20.50%	to	21.83%
2022	798,723	$1.884883	to	$2.260725	$1,770,406	1.25%	to	2.10%	0.87%	to	0.89%	(22.20)%	to	(21.54)%
2021	864,222	$2.881196	to	$33.503331	$2,432,807	1.25%	to	2.35%	—%	to	0.61%	24.77%	to	26.15%
2020	1,162,850	$2.283879	to	$27.342346	$2,632,633	1.25%	to	2.20%	1.38%	to	1.40%	11.37%	to	12.44%
2019	1,319,790	$2.031248	to	$24.550001	$2,657,607	1.25%	to	2.20%	0.95%	to	0.97%	26.16%	to	27.36%
Invesco V.I. Government Securities Fund
2023	91,570	$9.147223	to	$9.393478	$852,715	1.15%	to	2.35%	—%	to	2.10%	2.03%	to	3.42%
2022♦	45,585	$9.017886	to	$9.082416	$413,424	1.15%	to	2.00%	2.07%	to	2.18%	(9.82)%	to	(9.18)%
Invesco V.I. High Yield Fund
2023	685,342	$10.064253	to	$22.388959	$1,340,385	1.15%	to	2.35%	—%	to	2.99%	7.62%	to	8.92%
2022	529,784	$1.479508	to	$1.791401	$913,471	1.25%	to	2.15%	4.59%	to	5.10%	(11.48)%	to	(10.68)%
2021	665,215	$1.671360	to	$2.005572	$1,259,186	1.25%	to	2.15%	4.65%	to	4.69%	2.16%	to	3.09%
2020	627,366	$1.945541	to	$23.097104	$1,157,349	1.25%	to	2.35%	—%	to	6.00%	0.92%	to	2.04%
2019	634,238	$1.906735	to	$22.886653	$1,161,123	1.25%	to	2.35%	—%	to	5.80%	10.87%	to	12.10%
Invesco V.I. Government Money Market Fund
2023	5,641,407	$8.420312	to	$10.829879	$54,152,379	0.25%	to	2.50%	1.44%	to	4.50%	2.03%	to	4.61%
2022	5,851,547	$8.253098	to	$10.352797	$53,981,298	0.25%	to	2.50%	0.58%	to	1.22%	(1.25)%	to	1.20%
2021	5,128,188	$8.357192	to	$10.229794	$47,486,125	0.25%	to	2.50%	0.01%	to	0.01%	(2.46)%	to	(0.24)%
2020	5,221,048	$8.568172	to	$10.254705	$49,061,716	0.25%	to	2.50%	0.22%	to	0.31%	(2.26)%	to	0.04%
2019	3,741,660	$8.766410	to	$10.250184	$35,611,655	0.25%	to	2.50%	1.74%	to	1.87%	(0.87)%	to	1.64%
AB VPS Relative Value Portfolio+
2023	310,139	$3.116109	to	$3.955087	$1,130,477	1.15%	to	2.20%	0.74%	to	1.29%	9.29%	to	10.45%
2022	348,655	$2.851169	to	$3.581039	$1,147,379	1.15%	to	2.20%	1.07%	to	1.11%	(6.50)%	to	(5.51)%
2021	498,654	$3.049360	to	$3.789953	$1,702,139	1.15%	to	2.20%	0.61%	to	0.64%	25.06%	to	26.38%
2020	507,148	$2.438366	to	$2.998938	$1,371,732	1.15%	to	2.20%	1.33%	to	1.36%	0.24%	to	1.30%
2019	571,574	$2.432447	to	$2.960406	$1,511,378	1.15%	to	2.20%	0.99%	to	1.03%	20.92%	to	22.20%
American Funds Insurance Series® Growth Fund
2023	9,231	$49.560739	to	$49.560739	$457,478	1.25%	to	1.25%	0.35%	to	0.35%	36.77%	to	36.77%
2022	9,838	$36.237092	to	$36.237092	$356,517	1.25%	to	1.25%	0.26%	to	0.26%	(30.81)%	to	(30.81)%
2021	17,388	$52.370713	to	$52.370713	$910,626	1.25%	to	1.25%	0.22%	to	0.22%	20.47%	to	20.47%
2020	13,040	$43.470381	to	$43.470381	$566,860	1.25%	to	1.25%	0.31%	to	0.31%	50.19%	to	50.19%
2019	11,123	$28.943038	to	$28.943038	$321,937	1.25%	to	1.25%	0.71%	to	0.71%	29.15%	to	29.15%
Calvert VP SRI Balanced Portfolio
2023	121,806	$7.379194	to	$8.492077	$923,850	0.70%	to	1.25%	1.60%	to	1.60%	15.37%	to	16.01%
2022	132,139	$6.395982	to	$7.320321	$865,341	0.70%	to	1.25%	1.19%	to	1.19%	(16.50)%	to	(16.00)%
2021	147,210	$7.656437	to	$29.900767	$1,151,326	0.50%	to	1.25%	—%	to	1.18%	13.69%	to	14.54%
2020	159,802	$6.734610	to	$26.104312	$1,100,820	0.50%	to	1.25%	—%	to	1.54%	13.83%	to	291.91%
2019	163,769	$5.916500	to	$6.660830	$989,419	0.70%	to	1.25%	1.43%	to	1.57%	22.86%	to	23.54%
Columbia Variable Portfolio - Small Company Growth Fund
2023	763,244	$4.475695	to	$47.481664	$3,180,341	1.25%	to	2.40%	—%	to	—%	23.63%	to	25.06%
2022	816,255	$3.578845	to	$37.868425	$2,731,758	1.25%	to	2.50%	—%	to	—%	(37.36)%	to	(36.57)%
2021	898,510	$5.641790	to	$60.449547	$4,795,141	1.25%	to	2.50%	—%	to	—%	(5.30)%	to	(4.11)%
2020	1,061,570	$5.883402	to	$63.830696	$6,648,935	1.25%	to	2.50%	—%	to	—%	66.91%	to	69.00%
2019	1,282,522	$3.481257	to	$38.243556	$4,798,052	1.25%	to	2.50%	—%	to	—%	37.23%	to	38.95%
Allspring VT Discovery All Cap Growth Fund+
2023	662,934	$4.375735	to	$55.748907	$2,248,950	1.15%	to	2.50%	—%	to	—%	30.20%	to	31.97%
2022	676,494	$3.315676	to	$42.816554	$1,756,145	1.15%	to	2.50%	—%	to	—%	(38.60)%	to	(37.77)%
2021	716,873	$5.327777	to	$69.737046	$3,004,485	1.15%	to	2.50%	—%	to	—%	12.43%	to	13.95%
2020	998,487	$4.675376	to	$62.028484	$3,730,856	1.15%	to	2.50%	—%	to	—%	39.87%	to	41.77%
2019	1,019,602	$3.297851	to	$44.346970	$2,712,957	1.15%	to	2.50%	—%	to	—%	34.01%	to	35.83%
Fidelity® VIP Asset Manager Portfolio
2023	162,214	$4.122595	to	$4.744350	$747,442	0.70%	to	1.25%	2.36%	to	2.36%	11.55%	to	12.16%
2022	185,888	$3.695901	to	$4.230051	$723,343	0.70%	to	1.25%	1.98%	to	1.98%	(15.99)%	to	(15.53)%
2021	207,086	$4.399403	to	$5.007650	$985,851	0.70%	to	1.25%	1.54%	to	1.59%	8.55%	to	9.15%
2020	229,684	$4.052719	to	$4.587746	$980,427	0.70%	to	1.25%	1.41%	to	1.45%	13.44%	to	14.07%
2019	261,623	$3.572443	to	$4.021894	$996,234	0.70%	to	1.25%	1.78%	to	1.82%	16.78%	to	17.42%
Fidelity® VIP Growth Portfolio
2023	685,428	$10.869500	to	$12.507380	$7,788,015	0.70%	to	1.25%	0.13%	to	0.13%	34.55%	to	35.29%
2022	727,276	$8.078376	to	$9.244893	$6,204,730	0.70%	to	1.25%	0.63%	to	0.63%	(25.39)%	to	(24.98)%
2021	877,254	$10.828016	to	$12.323662	$10,068,797	0.70%	to	1.25%	—%	to	—%	21.68%	to	22.36%
2020	1,012,853	$8.898417	to	$10.072010	$9,458,841	0.70%	to	1.25%	0.07%	to	0.08%	42.11%	to	42.89%
2019	1,100,229	$6.261781	to	$7.048797	$7,239,719	0.70%	to	1.25%	0.26%	to	0.26%	32.65%	to	33.38%
Fidelity® VIP Contrafund® Portfolio
2023	614,527	$13.024817	to	$14.987913	$8,503,306	0.70%	to	1.25%	0.47%	to	0.47%	31.80%	to	32.52%
2022	685,191	$9.882287	to	$11.309614	$7,187,748	0.70%	to	1.25%	0.49%	to	0.49%	(27.23)%	to	(26.83)%
2021	813,607	$13.579629	to	$15.455820	$11,597,059	0.70%	to	1.25%	0.06%	to	0.06%	26.25%	to	26.94%
2020	908,669	$10.756339	to	$12.175354	$10,336,550	0.70%	to	1.25%	0.24%	to	0.25%	28.95%	to	29.66%
2019	1,047,818	$8.341777	to	$9.390500	$9,323,809	0.70%	to	1.25%	0.46%	to	0.47%	29.94%	to	30.66%
Fidelity® VIP Overseas Portfolio
2023	188,367	$3.412584	to	$3.927530	$780,390	0.70%	to	1.25%	1.03%	to	1.03%	19.01%	to	19.67%
2022	177,563	$2.867384	to	$3.282021	$594,867	0.70%	to	1.25%	1.02%	to	1.02%	(25.42)%	to	(25.01)%
2021	202,612	$3.844780	to	$4.376645	$891,517	0.70%	to	1.25%	0.53%	to	0.54%	18.21%	to	18.86%
2020	241,589	$3.252429	to	$3.682058	$887,280	0.70%	to	1.25%	0.43%	to	0.44%	14.18%	to	14.81%
2019	282,437	$2.848563	to	$3.207144	$910,301	0.70%	to	1.25%	1.67%	to	1.74%	26.18%	to	26.87%
Fidelity® VIP Freedom 2020 Portfolio
2023	5,258	$31.092793	to	$31.092793	$163,472	1.25%	to	1.25%	2.99%	to	2.99%	10.83%	to	10.83%
2022	5,341	$28.053983	to	$28.053983	$149,836	1.25%	to	1.25%	1.81%	to	1.81%	(17.01)%	to	(17.01)%
2021	9,763	$33.804293	to	$33.804293	$330,032	1.25%	to	1.25%	1.12%	to	1.12%	7.91%	to	7.91%
2020	6,734	$31.327415	to	$31.327415	$210,948	1.25%	to	1.25%	0.61%	to	0.61%	13.30%	to	13.30%
2019	19,871	$27.650888	to	$27.650888	$549,454	1.25%	to	1.25%	1.69%	to	1.69%	18.39%	to	18.39%
Fidelity® VIP Freedom 2030 Portfolio
2023	6,490	$38.597996	to	$38.597996	$250,482	1.25%	to	1.25%	2.30%	to	2.30%	13.04%	to	13.04%
2022	6,201	$34.145559	to	$34.145559	$211,724	1.25%	to	1.25%	1.71%	to	1.71%	(18.11)%	to	(18.11)%
2021	8,088	$41.699217	to	$41.699217	$337,266	1.25%	to	1.25%	1.06%	to	1.06%	10.68%	to	10.68%
2020	3,288	$37.676011	to	$37.676011	$123,866	1.25%	to	1.25%	1.00%	to	1.00%	15.19%	to	15.19%
2019	3,223	$32.706439	to	$32.706439	$105,415	1.25%	to	1.25%	1.69%	to	1.69%	22.57%	to	22.57%
Fidelity® VIP Freedom 2015 Portfolio
2023	11,319	$27.198816	to	$27.198816	$307,872	1.25%	to	1.25%	3.42%	to	3.42%	9.27%	to	9.27%
2022	11,411	$24.891168	to	$24.891168	$284,024	1.25%	to	1.25%	1.94%	to	1.94%	(15.85)%	to	(15.85)%
2021	6,594	$29.577914	to	$29.577914	$195,036	1.25%	to	1.25%	1.21%	to	1.21%	6.06%	to	6.06%
2020	2,820	$27.888192	to	$27.888192	$78,655	1.25%	to	1.25%	0.96%	to	0.96%	12.15%	to	12.15%
2019	5,840	$24.865841	to	$24.865841	$145,224	1.25%	to	1.25%	1.80%	to	1.80%	16.51%	to	16.51%
Fidelity® VIP Freedom 2025 Portfolio
2023	8,904	$34.675765	to	$34.675765	$308,737	1.25%	to	1.25%	2.40%	to	2.40%	11.92%	to	11.92%
2022	11,705	$30.982548	to	$30.982548	$362,641	1.25%	to	1.25%	1.56%	to	1.56%	(17.67)%	to	(17.67)%
2021	17,349	$37.633270	to	$37.633270	$652,899	1.25%	to	1.25%	0.72%	to	0.72%	9.18%	to	9.18%
2020	21,810	$34.470217	to	$34.470217	$751,797	1.25%	to	1.25%	1.14%	to	1.14%	14.24%	to	14.24%
2019	17,675	$30.173393	to	$30.173393	$533,305	1.25%	to	1.25%	1.70%	to	1.70%	20.00%	to	20.00%
Fidelity® VIP Freedom Income Portfolio
2023	445	$16.616792	to	$16.616792	$7,388	1.25%	to	1.25%	4.06%	to	4.06%	6.32%	to	6.32%
2022	445	$15.629729	to	$15.629729	$6,953	1.25%	to	1.25%	2.23%	to	2.23%	(13.35)%	to	(13.35)%
2021	5,001	$18.037397	to	$18.037397	$90,208	1.25%	to	1.25%	0.46%	to	0.46%	1.75%	to	1.75%
2020	11,685	$17.727614	to	$17.727614	$207,152	1.25%	to	1.25%	1.35%	to	1.35%	8.92%	to	8.92%
2019	822	$16.276430	to	$16.276430	$13,377	1.25%	to	1.25%	1.88%	to	1.88%	10.25%	to	10.25%
Fidelity® VIP FundsManager 50% Portfolio
2023	4,959	$25.983879	to	$25.983879	$128,848	1.25%	to	1.25%	2.47%	to	2.47%	11.26%	to	11.26%
2022	4,960	$23.355073	to	$23.355073	$115,831	1.25%	to	1.25%	1.90%	to	1.90%	(15.10)%	to	(15.10)%
2021	4,960	$27.509751	to	$27.509751	$136,449	1.25%	to	1.25%	0.87%	to	0.87%	8.51%	to	8.51%
2020	11,943	$25.352072	to	$25.352072	$302,786	1.25%	to	1.25%	1.86%	to	1.86%	12.47%	to	12.47%
2019♦	5,640	$22.540507	to	$22.540507	$127,121	1.25%	to	1.25%	1.30%	to	1.30%	4.42%	to	4.42%
Fidelity® VIP FundsManager 70% Portfolio
2023	668	$34.815650	to	$34.815650	$23,248	1.25%	to	1.25%	1.91%	to	1.91%	14.14%	to	14.14%
2022	668	$30.503598	to	$30.503598	$20,366	1.25%	to	1.25%	1.40%	to	1.40%	(16.84)%	to	(16.84)%
2021	806	$36.680084	to	$36.680084	$29,561	1.25%	to	1.25%	0.77%	to	0.77%	13.02%	to	13.02%
2020	905	$32.455662	to	$32.455662	$29,367	1.25%	to	1.25%	0.80%	to	0.80%	14.50%	to	14.50%
2019	1,772	$28.345062	to	$28.345062	$50,219	1.25%	to	1.25%	1.22%	to	1.22%	20.97%	to	20.97%
Franklin Income VIP Fund
2023	26,412	$21.810871	to	$21.810871	$576,059	1.25%	to	1.25%	5.19%	to	5.19%	7.28%	to	7.28%
2022	30,861	$20.331297	to	$20.331297	$627,448	1.25%	to	1.25%	4.85%	to	4.85%	(6.65)%	to	(6.65)%
2021	32,615	$21.778648	to	$21.778648	$710,334	1.25%	to	1.25%	4.77%	to	4.77%	15.30%	to	15.30%
2020	35,015	$18.887870	to	$18.887870	$661,368	1.25%	to	1.25%	5.87%	to	5.87%	(0.56)%	to	(0.56)%
2019	43,783	$18.993690	to	$18.993690	$831,608	1.25%	to	1.25%	5.20%	to	5.20%	14.62%	to	14.62%
Hartford Balanced HLS Fund
2023	65,453,809	$29.332074	to	$29.710066	$524,664,019	0.15%	to	2.55%	1.81%	to	1.94%	11.89%	to	14.61%
2022	74,760,948	$25.593781	to	$26.553152	$524,178,095	0.15%	to	2.55%	1.80%	to	1.84%	(15.61)%	to	(13.55)%
2021	83,303,045	$29.606797	to	$31.463773	$681,449,661	0.15%	to	2.55%	1.01%	to	1.03%	16.63%	to	19.46%
2020	91,762,064	$24.782960	to	$26.976803	$634,789,244	0.15%	to	2.55%	1.65%	to	1.77%	8.81%	to	11.45%
2019	102,870,312	$22.237105	to	$24.793523	$648,929,045	0.15%	to	2.55%	1.82%	to	1.90%	19.71%	to	22.61%
Hartford Total Return Bond HLS Fund
2023	55,812,202	$11.892252	to	$12.522353	$171,980,760	0.15%	to	2.55%	3.12%	to	3.51%	4.00%	to	6.81%
2022	61,312,466	$11.435001	to	$11.724029	$178,712,080	0.15%	to	2.55%	1.87%	to	3.04%	(16.57)%	to	(14.34)%
2021	69,314,656	$13.686833	to	$13.705925	$239,708,169	0.15%	to	2.55%	2.20%	to	2.42%	(3.67)%	to	(1.09)%
2020	75,382,386	$13.838237	to	$14.228234	$268,751,953	0.15%	to	2.55%	3.14%	to	3.83%	5.97%	to	8.86%
2019	67,990,758	$12.711543	to	$13.426648	$225,368,061	0.15%	to	2.55%	3.68%	to	3.93%	7.54%	to	10.49%
Hartford Capital Appreciation HLS Fund
2023	51,868,406	$42.765706	to	$103.451469	$969,024,767	0.15%	to	2.55%	0.83%	to	0.87%	16.98%	to	19.82%
2022	58,707,094	$36.558029	to	$86.338894	$916,854,151	0.15%	to	2.55%	0.90%	to	0.95%	(17.43)%	to	(15.43)%
2021	64,712,915	$44.277231	to	$102.085663	$1,207,713,264	0.15%	to	2.55%	0.42%	to	0.49%	11.87%	to	14.59%
2020	72,975,505	$39.578343	to	$89.088282	$1,185,428,242	0.15%	to	2.55%	0.95%	to	0.99%	18.85%	to	21.73%
2019	82,713,393	$33.302162	to	$73.183856	$1,105,575,254	0.15%	to	2.55%	1.14%	to	1.14%	27.98%	to	31.08%
Hartford Dividend and Growth HLS Fund
2023	58,051,116	$18.251379	to	$41.326372	$500,423,878	0.25%	to	2.55%	1.57%	to	1.62%	11.30%	to	13.89%
2022	65,830,847	$16.025328	to	$37.129860	$502,573,275	0.25%	to	2.55%	1.69%	to	1.76%	(11.23)%	to	(9.16)%
2021	73,385,507	$17.641599	to	$41.826671	$620,975,641	0.25%	to	2.55%	1.29%	to	1.30%	28.68%	to	31.67%
2020	82,108,595	$13.398675	to	$32.505565	$532,428,147	0.25%	to	2.55%	2.30%	to	3.35%	5.06%	to	7.50%
2019	82,424,398	$12.463895	to	$30.941438	$508,097,172	0.25%	to	2.55%	1.82%	to	1.87%	25.37%	to	28.28%
Hartford Healthcare HLS Fund
2023	2,821,511	$12.008823	to	$49.635851	$26,027,991	0.25%	to	2.55%	0.27%	to	0.49%	1.19%	to	3.85%
2022	3,148,475	$11.564059	to	$49.050503	$28,223,419	0.25%	to	2.55%	—%	to	—%	(13.70)%	to	(11.46)%
2021	3,477,540	$13.060600	to	$56.839193	$35,604,821	0.25%	to	2.55%	—%	to	0.22%	6.99%	to	9.74%
2020	3,830,993	$11.901594	to	$53.123447	$36,104,500	0.25%	to	2.55%	0.30%	to	0.51%	19.70%	to	22.79%
2019	4,324,664	$9.692509	to	$44.382154	$33,562,772	0.25%	to	2.55%	—%	to	—%	30.32%	to	33.62%
Hartford Disciplined Equity HLS Fund
2023	51,676,952	$7.176699	to	$48.547308	$275,101,907	0.25%	to	2.55%	0.86%	to	0.95%	17.90%	to	20.94%
2022	57,498,562	$5.933987	to	$41.175100	$256,020,386	0.25%	to	2.55%	0.78%	to	1.05%	(21.24)%	to	(19.16)%
2021	65,035,511	$7.340448	to	$52.276870	$362,184,134	0.25%	to	2.55%	0.32%	to	0.57%	22.06%	to	25.20%
2020	74,094,397	$5.862820	to	$42.830212	$334,313,994	0.25%	to	2.55%	0.57%	to	0.64%	14.82%	to	17.75%
2019	19,921,043	$4.979188	to	$37.303401	$76,548,019	0.25%	to	2.55%	0.61%	to	0.93%	30.39%	to	33.79%
Hartford International Opportunities HLS Fund
2023	32,654,349	$6.444847	to	$20.448102	$106,293,222	0.25%	to	2.55%	0.88%	to	1.16%	8.64%	to	11.55%
2022	36,957,811	$5.777612	to	$18.821726	$108,608,622	0.15%	to	2.55%	1.37%	to	1.59%	(20.38)%	to	(18.27)%
2021	39,525,156	$7.068910	to	$23.639932	$144,807,749	0.15%	to	2.55%	0.73%	to	1.17%	4.87%	to	7.66%
2020	43,361,801	$6.566190	to	$22.543185	$150,089,434	0.15%	to	2.55%	1.65%	to	1.96%	17.06%	to	20.27%
2019	49,063,585	$5.459618	to	$19.257297	$143,068,695	0.15%	to	2.55%	1.56%	to	1.89%	22.97%	to	26.24%
Hartford MidCap HLS Fund
2023	13,931,008	$10.563409	to	$18.492982	$170,728,753	0.25%	to	2.55%	0.04%	to	0.04%	11.98%	to	14.59%
2022	15,357,902	$9.433070	to	$16.138764	$165,986,736	0.25%	to	2.55%	0.90%	to	0.92%	(26.21)%	to	(24.49)%
2021	16,837,920	$12.783927	to	$21.373323	$244,781,689	0.25%	to	2.55%	—%	to	—%	7.14%	to	9.63%
2020	18,609,729	$11.931942	to	$19.495311	$248,111,081	0.25%	to	2.55%	0.05%	to	0.11%	19.32%	to	24.79%
2019	12,236,283	$7.537461	to	$15.622200	$146,104,792	0.25%	to	2.35%	0.11%	to	0.18%	29.78%	to	32.53%
Hartford Ultrashort Bond HLS Fund
2023	52,866,662	$4.461341	to	$7.731130	$78,862,191	0.15%	to	2.55%	1.30%	to	1.30%	2.54%	to	5.03%
2022	61,359,827	$4.247851	to	$7.539933	$87,301,696	0.15%	to	2.55%	0.23%	to	0.23%	(2.69)%	to	(0.32)%
2021	70,153,052	$4.261505	to	$7.748045	$100,416,846	0.15%	to	2.55%	0.70%	to	0.70%	(2.70)%	to	(0.34)%
2020	75,944,542	$4.275973	to	$7.963025	$111,121,609	0.15%	to	2.55%	1.86%	to	2.39%	(1.12)%	to	1.29%
2019	30,707,562	$4.221706	to	$8.052882	$47,152,472	0.15%	to	2.55%	1.89%	to	1.90%	0.22%	to	2.66%
Hartford Small Company HLS Fund
2023	10,220,911	$10.183540	to	$37.676567	$64,169,663	0.25%	to	2.55%	—%	to	—%	13.53%	to	16.45%
2022	11,104,355	$8.745054	to	$33.186932	$60,473,744	0.25%	to	2.55%	—%	to	—%	(32.81)%	to	(31.11)%
2021	12,082,912	$12.693997	to	$49.395077	$96,723,842	0.25%	to	2.55%	—%	to	—%	(1.25)%	to	1.31%
2020	13,786,365	$12.530186	to	$50.019901	$109,637,276	0.25%	to	2.55%	—%	to	—%	51.13%	to	55.13%
2019	15,160,176	$8.077288	to	$33.096769	$78,991,886	0.25%	to	2.55%	—%	to	—%	33.33%	to	36.66%
Hartford SmallCap Growth HLS Fund
2023	8,682,685	$5.610427	to	$44.581863	$40,764,712	0.25%	to	2.55%	—%	to	—%	15.17%	to	18.13%
2022	9,458,765	$4.749399	to	$38.710059	$38,171,561	0.25%	to	2.55%	—%	to	—%	(30.44)%	to	(28.64)%
2021	10,152,214	$6.655218	to	$55.651157	$58,075,459	0.25%	to	2.55%	—%	to	—%	1.14%	to	3.76%
2020	11,231,822	$6.414153	to	$55.021654	$62,478,862	0.25%	to	2.55%	—%	to	—%	29.55%	to	32.86%
2019	13,021,186	$4.827611	to	$42.470714	$55,357,023	0.25%	to	2.55%	—%	to	—%	32.04%	to	35.48%
Hartford Stock HLS Fund
2023	32,811,910	$45.549171	to	$72.165345	$413,263,021	0.15%	to	2.55%	1.25%	to	2.17%	4.75%	to	7.56%
2022	36,916,846	$43.485346	to	$67.095639	$437,735,568	0.15%	to	2.55%	1.34%	to	1.62%	(7.75)%	to	(5.28)%
2021	41,061,882	$47.140671	to	$70.835071	$517,897,216	0.15%	to	2.55%	0.95%	to	1.21%	21.53%	to	24.79%
2020	46,276,435	$38.789748	to	$56.762117	$469,283,432	0.15%	to	2.55%	1.40%	to	1.68%	8.98%	to	11.91%
2019	51,475,865	$35.594539	to	$50.721581	$474,826,616	0.15%	to	2.55%	1.37%	to	1.67%	27.59%	to	31.02%
BlackRock S&P 500 Index V.I. Fund
2023	10,526,546	$16.287817	to	$19.139196	$182,203,356	0.15%	to	2.55%	1.10%	to	1.35%	22.73%	to	26.03%
2022	11,122,227	$13.270899	to	$15.186040	$154,524,761	0.15%	to	2.55%	1.24%	to	1.50%	(20.48)%	to	(18.35)%
2021	11,885,863	$16.688246	to	$18.599412	$204,564,026	0.15%	to	2.55%	1.03%	to	1.33%	25.01%	to	28.34%
2020	12,738,303	$13.349933	to	$14.492048	$172,819,103	0.15%	to	2.55%	1.60%	to	1.81%	14.96%	to	20.40%
2019	13,632,410	$11.613078	to	$11.801894	$158,499,136	0.25%	to	2.55%	1.76%	to	2.19%	27.67%	to	31.02%
BlackRock Large Cap Focus Growth V.I. Fund
2023	387	$4.387493	to	$4.387493	$1,699	1.25%	to	1.25%	—%	to	—%	50.96%	to	50.96%
2022	489	$2.906390	to	$3.042178	$1,421	1.25%	to	2.00%	—%	to	—%	(39.34)%	to	(38.88)%
2021	16,871	$4.755026	to	$5.014776	$84,507	1.25%	to	2.00%	—%	to	—%	15.75%	to	16.62%
2020	19,908	$4.077333	to	$4.332432	$86,143	1.25%	to	2.00%	—%	to	—%	40.90%	to	41.96%
2019	532	$2.872208	to	$3.074858	$1,529	1.25%	to	2.00%	—%	to	—%	30.07%	to	31.05%
Morgan Stanley VIF U.S. Real Estate Portfolio
2023	10,995	$16.452815	to	$16.452815	$180,907	1.25%	to	1.25%	1.86%	to	1.86%	12.80%	to	12.80%
2022	11,524	$14.585385	to	$14.585385	$168,084	1.25%	to	1.25%	0.97%	to	0.97%	(28.12)%	to	(28.12)%
2021	12,541	$20.291179	to	$20.291179	$254,457	1.25%	to	1.25%	1.86%	to	1.86%	37.71%	to	37.71%
2020	13,010	$14.735181	to	$14.735181	$191,704	1.25%	to	1.25%	2.50%	to	2.50%	(18.13)%	to	(18.13)%
2019	13,857	$17.998228	to	$17.998228	$249,410	1.25%	to	1.25%	1.59%	to	1.59%	17.20%	to	17.20%
Invesco V.I. Equity and Income Fund
2023	5,644	$25.971793	to	$25.971793	$146,588	1.25%	to	1.25%	1.73%	to	1.73%	8.87%	to	8.87%
2022	6,069	$23.855211	to	$23.855211	$144,767	1.25%	to	1.25%	1.48%	to	1.48%	(8.86)%	to	(8.86)%
2021	6,268	$26.173735	to	$26.173735	$164,054	1.25%	to	1.25%	1.65%	to	1.65%	16.88%	to	16.88%
2020	7,598	$22.393466	to	$22.393466	$170,147	1.25%	to	1.25%	2.13%	to	2.13%	8.29%	to	8.29%
2019	8,764	$20.679532	to	$20.679532	$181,239	1.25%	to	1.25%	2.25%	to	2.25%	18.52%	to	18.52%
Morgan Stanley VIF Discovery Portfolio
2023	4,170	$33.772146	to	$33.772146	$140,819	1.25%	to	1.25%	—%	to	—%	42.35%	to	42.35%
2022	8,919	$23.725388	to	$23.725388	$211,598	1.25%	to	1.25%	—%	to	—%	(63.43)%	to	(63.43)%
2021	14,787	$64.874039	to	$64.874039	$959,293	1.25%	to	1.25%	—%	to	—%	(12.30)%	to	(12.30)%
2020	23,013	$73.972240	to	$73.972240	$1,702,311	1.25%	to	1.25%	—%	to	—%	148.92%	to	148.92%
2019	18,904	$29.717305	to	$29.717305	$561,771	1.25%	to	1.25%	—%	to	—%	38.23%	to	38.23%
Columbia Variable Portfolio - Dividend Opportunity Fund
2023	238,337	$20.507517	to	$23.276533	$5,332,855	1.25%	to	2.25%	—%	to	—%	2.75%	to	3.78%
2022	252,029	$19.384722	to	$22.427906	$5,438,031	1.25%	to	2.50%	—%	to	—%	(3.55)%	to	(2.34)%
2021	272,034	$20.099028	to	$22.965463	$6,023,358	1.25%	to	2.50%	—%	to	—%	23.05%	to	24.60%
2020	307,352	$16.334249	to	$18.432083	$5,476,797	1.25%	to	2.50%	—%	to	—%	(1.35)%	to	(0.11)%
2019	332,045	$16.557396	to	$18.451853	$5,949,822	1.25%	to	2.50%	—%	to	—%	21.01%	to	22.53%
Columbia Variable Portfolio - Income Opportunities Fund
2023	193,093	$12.069599	to	$13.662625	$2,547,179	1.25%	to	2.40%	0.65%	to	5.18%	8.92%	to	10.18%
2022	202,768	$11.081599	to	$12.400810	$2,432,791	1.25%	to	2.40%	5.07%	to	5.31%	(12.15)%	to	(11.13)%
2021	221,234	$12.613899	to	$13.953983	$2,994,600	1.25%	to	2.40%	9.25%	to	9.35%	2.02%	to	3.20%
2020	252,218	$12.364228	to	$13.521422	$3,323,024	1.25%	to	2.40%	4.77%	to	4.98%	3.39%	to	4.58%
2019	274,044	$11.959297	to	$12.929064	$3,459,988	1.25%	to	2.40%	5.03%	to	5.11%	13.71%	to	15.02%
Columbia Variable Portfolio – Select Mid Cap Growth Fund
2023	187,751	$23.713888	to	$26.844350	$4,798,373	1.25%	to	2.40%	—%	to	—%	22.27%	to	23.69%
2022	180,559	$19.205112	to	$21.703393	$3,773,086	1.25%	to	2.50%	—%	to	—%	(32.55)%	to	(31.70)%
2021	197,790	$28.471480	to	$31.774387	$6,076,887	1.25%	to	2.50%	—%	to	—%	13.69%	to	15.12%
2020	220,734	$25.042747	to	$27.600635	$5,911,717	1.25%	to	2.50%	—%	to	—%	32.08%	to	33.74%
2019	281,423	$18.960232	to	$20.637430	$5,620,918	1.25%	to	2.50%	—%	to	—%	31.84%	to	33.50%
Invesco V.I. Global Fund
2023	13,553	$27.617293	to	$27.617293	$374,286	1.25%	to	1.25%	—%	to	—%	32.78%	to	32.78%
2022	15,022	$20.798978	to	$20.798978	$312,449	1.25%	to	1.25%	—%	to	—%	(32.78)%	to	(32.78)%
2021	17,429	$30.942419	to	$30.942419	$539,298	1.25%	to	1.25%	—%	to	—%	13.74%	to	13.74%
2020	19,718	$27.204456	to	$27.204456	$536,413	1.25%	to	1.25%	0.37%	to	0.37%	25.76%	to	25.76%
2019	26,539	$21.632816	to	$21.632816	$574,126	1.25%	to	1.25%	0.63%	to	0.63%	29.82%	to	29.82%
Putnam VT Small Cap Value Fund
2023	1,764	$24.870007	to	$24.870007	$43,860	1.25%	to	1.25%	0.17%	to	0.17%	22.22%	to	22.22%
2022	4,000	$20.348584	to	$20.348584	$81,402	1.25%	to	1.25%	0.18%	to	0.18%	(14.06)%	to	(14.06)%
2021	9,267	$23.677722	to	$23.677722	$219,421	1.25%	to	1.25%	1.20%	to	1.20%	38.17%	to	38.17%
2020	8,146	$17.137155	to	$17.137155	$139,603	1.25%	to	1.25%	0.91%	to	0.91%	2.67%	to	2.67%
2019	8,175	$16.691256	to	$16.691256	$136,448	1.25%	to	1.25%	0.63%	to	0.63%	22.70%	to	22.70%
PIMCO VIT Real Return Portfolio
2023	18,736	$15.057137	to	$15.057137	$282,104	1.25%	to	1.25%	3.03%	to	3.03%	2.39%	to	2.39%
2022	26,158	$14.706304	to	$14.706304	$384,667	1.25%	to	1.25%	7.03%	to	7.03%	(13.00)%	to	(13.00)%
2021	26,614	$16.904037	to	$16.904037	$449,853	1.25%	to	1.25%	4.95%	to	4.95%	4.30%	to	4.30%
2020	32,060	$16.207616	to	$16.207616	$519,604	1.25%	to	1.25%	1.42%	to	1.42%	10.33%	to	10.33%
2019	29,400	$14.690072	to	$14.690072	$431,867	1.25%	to	1.25%	1.64%	to	1.64%	7.10%	to	7.10%
Pioneer Fund VCT Portfolio
2023	2,406,833	$3.416770	to	$4.138627	$9,375,655	1.15%	to	2.20%	0.60%	to	0.60%	25.79%	to	27.11%
2022	2,568,578	$2.692944	to	$3.255864	$7,881,707	1.15%	to	2.25%	—%	to	0.40%	(21.47)%	to	(20.60)%
2021	2,838,170	$4.100453	to	$44.544633	$11,001,130	1.15%	to	2.45%	—%	to	0.09%	24.56%	to	26.19%
2020	3,182,839	$2.747471	to	$3.249455	$9,802,705	1.15%	to	2.25%	0.50%	to	0.50%	21.20%	to	22.54%
2019	3,412,127	$2.266865	to	$2.651725	$8,580,074	1.15%	to	2.25%	0.70%	to	0.75%	28.12%	to	29.53%
Pioneer Mid Cap Value VCT Portfolio
2023	4,153	$24.974855	to	$24.974855	$103,724	1.25%	to	1.25%	1.55%	to	1.55%	10.81%	to	10.81%
2022	2,860	$22.537655	to	$22.537655	$64,450	1.25%	to	1.25%	1.45%	to	1.45%	(7.05)%	to	(7.05)%
2021	8,233	$24.247878	to	$24.247878	$199,635	1.25%	to	1.25%	0.72%	to	0.72%	27.77%	to	27.77%
2020	8,619	$18.978198	to	$18.978198	$163,569	1.25%	to	1.25%	1.03%	to	1.03%	0.61%	to	0.61%
2019	10,093	$18.863926	to	$18.863926	$190,402	1.25%	to	1.25%	1.05%	to	1.05%	26.49%	to	26.49%
PSF PGIM Jennison Focused Blend Portfolio+
2023♦	—	$4.238600	to	$4.709521	$—	1.25%	to	1.80%	—%	to	—%	29.26%	to	29.96%
2022	18,721	$3.279233	to	$3.623884	$62,864	1.25%	to	1.80%	—%	to	—%	(27.36)%	to	(26.96)%
2021	26,944	$4.514370	to	$4.961425	$126,791	1.25%	to	1.80%	—%	to	—%	14.27%	to	14.90%
2020	38,075	$3.950572	to	$4.318004	$153,822	1.25%	to	1.80%	—%	to	—%	28.09%	to	28.79%
2019	37,559	$3.084293	to	$3.352679	$118,301	1.25%	to	1.80%	—%	to	—%	26.11%	to	26.81%
PSF PGIM Jennison Growth Portfolio
2023	176,815	$3.465102	to	$4.359534	$611,892	1.25%	to	1.80%	—%	to	—%	50.17%	to	51.00%
2022	196,254	$2.294804	to	$2.903041	$451,283	1.25%	to	1.80%	—%	to	—%	(38.96)%	to	(38.62)%
2021	392,707	$3.738839	to	$4.755977	$1,453,845	1.25%	to	1.80%	—%	to	—%	13.50%	to	14.12%
2020	416,889	$3.276225	to	$4.190467	$1,356,000	1.25%	to	1.80%	—%	to	—%	52.80%	to	53.64%
2019	402,687	$2.132436	to	$2.742528	$855,562	1.25%	to	1.80%	—%	to	—%	30.46%	to	31.17%
PSF PGIM Jennison Value Portfolio
2023	51,759	$3.107231	to	$34.078309	$267,042	1.25%	to	2.20%	—%	to	—%	12.25%	to	13.32%
2022	52,611	$2.742021	to	$30.359666	$247,484	1.25%	to	2.20%	—%	to	—%	(10.25)%	to	(9.39)%
2021	53,324	$3.026328	to	$33.827461	$285,835	1.25%	to	2.20%	—%	to	—%	24.52%	to	25.70%
2020	53,836	$2.407523	to	$27.167299	$236,876	1.25%	to	2.20%	—%	to	—%	0.90%	to	1.87%
2019	55,505	$2.363377	to	$26.923665	$246,438	1.25%	to	2.20%	—%	to	—%	22.85%	to	24.02%
PSF International Growth Portfolio+
2023♦	—	$1.594075	to	$1.800028	$—	1.25%	to	1.80%	—%	to	—%	7.80%	to	8.06%
2022	22,369	$1.478716	to	$1.665844	$35,554	1.25%	to	1.80%	—%	to	—%	(30.42)%	to	(30.04)%
2021	34,425	$2.125295	to	$2.381081	$79,634	1.25%	to	1.80%	—%	to	—%	10.09%	to	10.69%
2020	35,360	$1.930563	to	$2.068105	$72,069	1.45%	to	1.80%	—%	to	—%	29.23%	to	29.69%
2019	35,362	$1.458932	to	$1.594698	$55,616	1.45%	to	1.95%	—%	to	—%	29.36%	to	30.01%
Royce Capital Fund–Small-Cap Portfolio
2023	4,788	$24.603032	to	$24.603032	$117,787	1.25%	to	1.25%	0.81%	to	0.81%	24.37%	to	24.37%
2022	5,008	$19.782738	to	$19.782738	$99,073	1.25%	to	1.25%	0.38%	to	0.38%	(10.32)%	to	(10.32)%
2021	6,601	$22.059513	to	$22.059513	$145,616	1.25%	to	1.25%	1.22%	to	1.22%	27.22%	to	27.22%
2020	8,229	$17.339904	to	$17.339904	$142,699	1.25%	to	1.25%	0.90%	to	0.90%	(8.31)%	to	(8.31)%
2019	12,042	$18.910480	to	$18.910480	$227,718	1.25%	to	1.25%	0.66%	to	0.66%	17.19%	to	17.19%
Invesco V.I. Comstock Fund
2023	3,710	$30.640376	to	$30.640376	$113,685	1.25%	to	1.25%	1.26%	to	1.26%	10.71%	to	10.71%
2022	5,608	$27.677152	to	$27.677152	$155,224	1.25%	to	1.25%	1.48%	to	1.48%	(0.40)%	to	(0.40)%
2021	4,129	$27.789457	to	$27.789457	$114,741	1.25%	to	1.25%	1.66%	to	1.66%	31.39%	to	31.39%
2020	4,498	$21.150145	to	$21.150145	$95,123	1.25%	to	1.25%	2.12%	to	2.12%	(2.32)%	to	(2.32)%
2019	5,366	$21.651881	to	$21.651881	$116,182	1.25%	to	1.25%	1.67%	to	1.67%	23.39%	to	23.39%
Invesco V.I. American Franchise Fund
2023	31,533	$32.592683	to	$36.470205	$1,134,711	1.25%	to	2.20%	—%	to	—%	37.86%	to	39.18%
2022	32,912	$23.260297	to	$26.204140	$851,847	1.25%	to	2.35%	—%	to	—%	(32.72)%	to	(31.97)%
2021	45,185	$34.570320	to	$38.518657	$1,687,243	1.25%	to	2.35%	—%	to	—%	9.33%	to	10.54%
2020	50,422	$31.620519	to	$34.846806	$1,705,306	1.25%	to	2.35%	0.02%	to	0.08%	39.05%	to	40.59%
2019	68,572	$22.740487	to	$24.786764	$1,633,714	1.25%	to	2.35%	—%	to	—%	33.58%	to	35.06%
Allspring VT Index Asset Allocation Fund
2023	7,616	$2.953968	to	$2.953968	$22,497	1.90%	to	1.90%	0.96%	to	0.96%	14.51%	to	14.51%
2022	7,616	$2.579759	to	$2.579759	$19,647	1.90%	to	1.90%	0.63%	to	0.63%	(18.59)%	to	(18.59)%
2021	7,616	$3.168721	to	$3.168721	$24,133	1.90%	to	1.90%	0.58%	to	0.58%	13.81%	to	13.81%
2020	7,616	$2.784114	to	$2.784114	$21,203	1.90%	to	1.90%	0.82%	to	0.82%	14.40%	to	14.40%
2019	7,616	$2.433765	to	$2.433765	$18,536	1.90%	to	1.90%	1.10%	to	1.10%	17.90%	to	17.90%
Allspring VT International Equity Fund
2023	918,645	$1.213640	to	$2.487019	$1,719,714	1.15%	to	2.25%	1.74%	to	1.81%	13.23%	to	14.48%
2022	1,079,635	$1.071849	to	$2.172448	$1,730,812	1.15%	to	2.25%	4.09%	to	4.46%	(13.45)%	to	(12.50)%
2021	1,187,489	$2.482663	to	$17.060139	$2,149,031	1.15%	to	2.45%	1.34%	to	1.36%	4.79%	to	6.16%
2020	1,469,969	$2.338598	to	$16.280526	$2,630,313	1.15%	to	2.45%	3.03%	to	3.08%	2.35%	to	3.69%
2019	1,817,353	$2.255411	to	$15.906813	$3,237,847	1.15%	to	2.45%	4.08%	to	4.08%	12.71%	to	14.18%
Allspring VT Small Cap Growth Fund
2023	37,420	$27.794163	to	$33.327879	$1,173,902	1.15%	to	2.50%	—%	to	—%	1.78%	to	3.16%
2022	40,226	$27.308751	to	$32.306841	$1,228,737	1.15%	to	2.50%	—%	to	—%	(35.92)%	to	(35.05)%
2021	44,412	$42.619771	to	$49.742362	$2,092,714	1.15%	to	2.50%	—%	to	—%	5.27%	to	6.70%
2020	54,615	$40.486664	to	$46.619653	$2,425,531	1.15%	to	2.50%	—%	to	—%	54.20%	to	56.29%
2019	57,590	$26.256695	to	$29.829102	$1,645,621	1.15%	to	2.50%	—%	to	—%	22.22%	to	23.88%
Allspring VT Opportunity Fund
2023	69,412	$32.137070	to	$37.961169	$2,548,982	1.15%	to	2.50%	—%	to	—%	23.70%	to	25.38%
2022	76,725	$25.979024	to	$30.276112	$2,248,638	1.15%	to	2.50%	—%	to	—%	(22.57)%	to	(21.52)%
2021	83,866	$33.552354	to	$38.577114	$3,136,411	1.15%	to	2.50%	0.24%	to	0.25%	21.98%	to	23.64%
2020	85,289	$27.506512	to	$31.202215	$2,592,865	1.15%	to	2.50%	0.64%	to	0.67%	18.33%	to	19.94%
2019	91,552	$23.245449	to	$26.015277	$2,326,266	1.15%	to	2.50%	0.49%	to	0.55%	28.56%	to	30.30%
Columbia Variable Portfolio - Large Cap Growth Fund
2023	945,702	$25.431881	to	$27.703673	$25,971,385	1.25%	to	2.35%	—%	to	—%	39.84%	to	41.39%
2022	989,331	$18.001790	to	$19.593962	$19,249,522	1.25%	to	2.50%	—%	to	—%	(33.08)%	to	(32.24)%
2021	1,086,820	$26.900792	to	$28.915593	$31,193,057	1.25%	to	2.50%	—%	to	—%	25.56%	to	27.13%
2020	1,176,060	$21.425127	to	$22.744106	$26,594,099	1.25%	to	2.50%	—%	to	—%	31.41%	to	33.06%
2019	1,304,464	$16.304011	to	$17.092841	$22,195,667	1.25%	to	2.50%	—%	to	—%	32.55%	to	34.21%
Columbia Variable Portfolio - Overseas Core Fund
2023	269,637	$12.824712	to	$14.025099	$3,692,196	1.25%	to	2.40%	1.63%	to	2.93%	12.59%	to	13.89%
2022	274,009	$11.313684	to	$12.314470	$3,311,479	1.25%	to	2.50%	0.75%	to	0.76%	(17.00)%	to	(15.96)%
2021	290,753	$13.631604	to	$14.653008	$4,191,342	1.25%	to	2.50%	1.08%	to	1.10%	7.03%	to	8.38%
2020	380,306	$12.735735	to	$13.519989	$5,058,947	1.25%	to	2.50%	1.44%	to	1.44%	6.14%	to	7.47%
2019	388,193	$11.999023	to	$12.579731	$4,833,871	1.25%	to	2.50%	1.73%	to	1.81%	22.06%	to	23.60%
CTIVP® - Principal Blue Chip Growth Fund
2023	374,882	$24.047876	to	$26.298126	$9,711,181	1.25%	to	2.40%	—%	to	—%	36.23%	to	37.81%
2022	406,519	$17.532815	to	$19.083456	$7,676,073	1.25%	to	2.50%	—%	to	—%	(29.79)%	to	(28.90)%
2021	447,680	$24.970289	to	$26.840519	$11,907,334	1.25%	to	2.50%	—%	to	—%	15.65%	to	17.10%
2020	513,355	$21.592082	to	$22.921194	$11,679,896	1.25%	to	2.50%	—%	to	—%	28.68%	to	30.29%
2019	586,438	$16.780315	to	$17.592062	$10,253,805	1.25%	to	2.50%	—%	to	—%	28.51%	to	30.12%
AST International Equity Portfolio+
2023♦	3,449	$10.658144	to	$10.692318	$36,812	1.25%	to	1.60%	—%	to	—%	6.58%	to	6.92%
PSF PGIM Jennison Blend Portfolio+
2023♦	5,318	$11.384517	to	$11.394947	$60,554	1.25%	to	1.80%	—%	to	—%	13.85%	to	13.95%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

+ See Note 1 for additional information related to this Sub-Account.

♦ Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2023 and through April 19, 2024, the date the financial statements were available to be issued, noting there are no other subsequent events requiring adjustment or disclosure in the financial statements.

Talcott Resolution Life Insurance Company
Audited Consolidated Financial Statements
As of December 31, 2023 and 2022 (Successor Company)
For years ended December 31, 2023 and 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

Description	Page
Report of Independent Registered Public Accounting Firm	F-3
Consolidated Balance Sheets — As of December 31, 2023 and 2022 (Successor Company)	F-6
Consolidated Statements of Operations — For years ended December 31, 2023 and 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company)
F-7
Consolidated Statements of Comprehensive Income (Loss) — For years ended December 31, 2023 and 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company)
F-8
Consolidated Statements of Changes in Stockholder's Equity — For years ended December 31, 2023 and 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company)
F-9
Consolidated Statements of Cash Flows — For years ended December 31, 2023 and 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company)
F-10
Notes to Consolidated Financial Statements	F-12
Report of Independent Registered Public Accounting Firm	S-1
Schedule I — Summary of Investments — Other Than Investments in Related Parties	S-2
Schedule IV — Reinsurance	S-3
Schedule V — Valuation and Qualifying Accounts	S-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Stockholder and the Board of Directors of Talcott Resolution Life Insurance Company:
Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2023 and 2022 (Successor Company), the related consolidated statements of operations, comprehensive income (loss), changes in stockholder’s equity, and cash flows, for the years ended December 31, 2023 and 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company) and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022 (Successor Company), and the results of its operations and its cash flows for the years ended December 31, 2023 and 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company), in conformity with accounting principles generally accepted in the United States of America.
Change in Accounting Principle
As discussed in Notes 1 and 2 to the financial statements, the Company has changed its method of accounting for long-duration contracts due to the adoption of ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts ("ASU 2018-12"), effective January 1, 2023, with a transition date of July 1, 2021.
Basis for Opinion
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.
Certain Assumptions Used in the Valuation of Market Risk Benefits – Refer to Notes 1, 2, 5 and 12 to the financial statements
Critical Audit Matter Description
The Company has historically issued and assumes via reinsurance certain guarantees and product features on Variable Annuity (VA) and Fixed Indexed Annuity (FIA) products which protect the contract holder from, and expose the Company to, other-than-nominal- capital market risk. The Company recognizes these features as Market Risk Benefits (MRBs). MRBs are measured at the individual contract level and multiple MRBs within a single contract are measured and recognized as a single, compound MRB. MRBs are carried at fair value and may be recognized as a liability or an asset and are reported separately as MRB liabilities or assets on the consolidated balance sheet as there is not legal right of offset between contracts.
The fair value of MRBs is measured as the present value of expected future benefits payments to contract holders, less the present value of expected fees attributable to the MRB, if applicable. The Company estimates these cash flows using significant judgment including discount rate assumptions, nonperformance risk, and actuarially determined assumptions about policyholder behavior, such as: withdrawal utilization, withdrawal rates, and lapses.
Given the sensitivity of certain market risk benefits to changes in these assumptions and the significant uncertainty inherent in estimating the market risk benefits, we identified management’s evaluation of these assumptions in the valuation of certain market risk benefits as a critical audit matter. This required a high degree of auditor judgment and an increased extent of effort, including the involvement of our actuarial and fair value specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing assumptions used by management to estimate the valuation of MRBs, specifically discount rates, nonperformance risk, and actuarially determined assumptions about policyholder behavior, included the following, among others:
•With the involvement of our valuation and actuarial specialists, we:
◦Evaluated the results of the underlying experience studies, capital market inputs, and judgments applied by management in setting the principal assumptions.
◦Developed an independent estimate, on a sample basis, of the market risk benefits and evaluated differences.
•We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis to test that the inputs to the actuarial estimate were reasonable.
•Evaluated the methods and assumptions used by management to identify potential bias in the determination of the MRBs.
Certain Assumptions Used in the Valuation of Embedded Derivatives for Fixed Indexed Annuities – Refer to Notes 1, 3, 4, and 5 to the financial statements
Critical Audit Matter Description
The Company assumes via reinsurance fixed indexed annuity contracts (FIA) contracts. FIA contract balances appreciate based on a minimum guaranteed credited rate or on the performance of market indices. For FIA contracts where an equity market index is elected, the account value attributable to the equity performance, which is not clearly and closely related to the insurance contract, is recognized as an embedded derivative liability. The liability reported on the consolidated balance sheets is equal to the sum of the fair value of the embedded derivative and the host contract and is reported in other policyholder funds. The fair value of the embedded derivative is measured as the present value of cash flows attributable to the indexed strategies and is derived using assumptions to estimate future account values.
Given the sensitivity of these embedded derivatives to changes in these assumptions, specifically around policyholder lapse and partial withdrawals, as well as discount rates, and the significant uncertainty inherent in estimating them, we identified management’s evaluation of these assumptions as a critical audit matter. This required a high degree of auditor judgment and an increased extent of effort, including the involvement of our actuarial and fair value specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing assumptions used by management to estimate the embedded derivatives recorded within other policyholder funds, specifically lapses, partial withdrawals, and discount rates, included the following, among others:
•With the involvement of our valuation and actuarial specialists, we:

◦Evaluated the results of the underlying experience studies, capital market inputs, and judgments applied by management in setting the principal assumptions.
◦Developed an independent estimate, on a sample basis, of the embedded derivative and evaluated differences.
•We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis to test that the inputs to the actuarial estimate were reasonable.
•Tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis to test that the inputs of the actuarial estimate were reasonable.
•Evaluated the methods and assumptions used by management to identify potential bias in the determination of the embedded derivatives.

/s/ DELOITTE & TOUCHE LLP

Hartford, CT
April 24, 2024
We have served as the Company’s auditor since 2002.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Consolidated Balance Sheets

	Successor Company
	As of December 31,
(In millions, except share data)	2023	2022
Assets
Investments
Fixed maturities, available-for-sale, at fair value (related party: $9 and $4) (net of allowance for credit losses: $16 and $—; amortized cost: $17,335 and $18,689)	$14,854	$15,383
Fixed maturities, at fair value using the fair value option (related party: $27 and $—)	252	331
Equity securities, at fair value	182	179
Mortgage loans (net of allowance for credit losses: $26 and $15)	2,019	2,520
Policy loans (related party: $(6) and $—)	1,528	1,495
Investment funds (related party: $51 and $8) (portion at fair value: $238 and $58)	1,428	1,300
Other investments (portion at fair value: $35 and $83)	35	95
Short-term investments, at fair value (related party: $440 and $100)	1,181	1,489
Total investments	21,479	22,792
Cash	421	173
Reinsurance recoverables (related party: $9,468 and $9,613) (net of allowance for credit losses: $18 and $21) (portion at fair value: $1,242 and $1,286)	37,706	39,223
Market risk benefits	578	325
Value of business acquired and deferred acquisition costs (related party: $114 and $176)	457	496
Deferred income taxes	828	879
Goodwill and other intangible assets, net	149	155
Other assets	420	441
Separate account assets	89,514	87,255
Total assets	$151,552	$151,739

Liabilities and Stockholder's Equity
Liabilities
Reserve for future policy benefits	$19,379	$18,738
Other policyholder funds and benefits payable (related party: $526 and $582) (portion at fair value: $536 and $295)	29,502	31,827
Market risk benefits	1,074	1,204
Funds withheld liability (related party: $9,148 and $9,248 (portion at fair value: $(157) and $(560))	10,210	10,474
Other liabilities (related party: $33 and $(1)) (portion at fair value: $57 and $105)	811	981
Separate account liabilities	89,514	87,255
Total liabilities	150,490	150,479
Commitments and Contingencies (Note 15)
Stockholder’s Equity
Common stock (1,000 shares authorized, issued, and outstanding; par value: $5,690 per share)	6	6
Additional paid-in capital	1,877	1,877
Accumulated other comprehensive loss (related party: $(580) and $(762))	(1,325)	(1,659)
Retained earnings	504	1,036
Total stockholder’s equity	1,062	1,260

Total liabilities and stockholder’s equity	$151,552	$151,739
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Consolidated Statements of Operations

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
(In millions)	2023	2022
Revenues
Premiums (related party: $(56), $(27), $— , and $—)	$88	$99	$26	$24
Policy charges and fee income (related party: $(304), $(320), $— , and $—)	646	509	434	438
Net investment income (related party: $(380), $(136), $—, and $—)	590	778	498	534
Investment and derivative related losses, net (related party: $361, $696, $— , and $—)	(929)	(76)	(50)	(242)
Total revenues	395	1,310	908	754

Benefits, Losses and Expenses
Benefits and losses (remeasurement loss (gain): $(17), $10, $14, and $—) (related party: $(276), $(117), $— , and $— )	307	521	161	349
Change in market risk benefits (related party: $77, $4,$—, and $—)	(305)	(295)	2	—
Amortization of value of business acquired and deferred acquisition costs (related party: $14, $19, $—, and $—)	55	61	24	(43)
Insurance operating costs and other expenses (related party: $(136), $(119), $—, and $—)	334	301	212	232
Total benefits, losses and expenses	391	588	399	538

Income before income taxes	4	722	509	216

Income tax expense (benefit)	(39)	107	88	30
Net income	$43	$615	$421	$186

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Consolidated Statements of Comprehensive Income (Loss)

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
(In millions)	2023	2022
Net income	$43	$615	$421	$186

Other comprehensive income (loss)
Unrealized gain (loss) on available-for-sale securities	675	(2,606)	(16)	(275)
Unrealized gain (loss) on cash flow hedging instruments	4	(27)	—	1
Gain (loss) related to discount rate for reserve for future policy benefits (related party: $182, $(762), $—, and $— )	(212)	873	(14)	—
Gain (loss) related to credit risk for market benefits	(133)	96	35	—
Other comprehensive income (loss)	334	(1,664)	5	(274)

Comprehensive income (loss)	$377	$(1,049)	$426	$(88)

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Consolidated Statements of Changes in Stockholder's Equity

(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Stockholder's Equity
Predecessor Company
Balance at January 1, 2021	$6	$1,761	$1,281	$137	$3,185
Net income	—	—	—	186	186
Total other comprehensive loss	—	—	(274)	—	(274)
Capital contributions to parent	—	(235)	—	—	(235)
Dividends paid	—	—	—	(265)	(265)
Balance at June 30, 2021	$6	$1,526	$1,007	$58	$2,597

Successor Company
Balance at July 1, 2021	$6	$1,877	$—	$—	$1,883
Net income	—	—	—	421	421
Other comprehensive loss	—	—	5	—	5
Capital contribution to parent	—	—	—	—	—
Dividends paid	—	—	—	—	—
Balance at December 31, 2021	6	1,877	5	421	2,309

Balance at January 1, 2022	6	1,877	5	421	2,309
Net income	—	—	—	615	615
Other comprehensive loss	—	—	(1,664)	—	(1,664)
Capital contribution to parent	—	—	—	—	—
Dividends paid	—	—	—	—	—
Balance at December 31, 2022	6	1,877	(1,659)	1,036	1,260

Balance at January 1, 2023	6	1,877	(1,659)	1,036	1,260
Net income	—	—	—	43	43
Other comprehensive income	—	—	334	—	334
Capital contribution to parent	—	—	—	—	—
Dividends paid	—	—	—	(575)	(575)
Balance at December 31, 2023	$6	$1,877	$(1,325)	$504	$1,062

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Consolidated Statements of Cash Flows

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
(In millions)	2023	2022
Operating Activities
Net income	$43	$615	$421	$186
Adjustments to reconcile net income to net cash provided by (used for) operating activities:
Investment and derivative related losses, net (related party: $(361), $(696), $—, and $—)	929	76	50	242
Amortization of unearned revenue reserve (related party: $(56), $(5) , $—, and $—)	(118)	(68)	—	(26)
Amortization of value of business acquired and deferred acquisition costs (related party: $14, $19, $—, and $—)	55	61	24	(43)
Depreciation and amortization	167	227	102	38
Deferred income taxes	(37)	124	174	29
Interest credited on investment and universal life-type contracts	370	481	314	152
Change in market risk benefits (related party: $77, $4, $—, and $—)	(305)	(295)	2	—
Other operating activities, net (related party: $382, $136, $—, and $—)	(571)	(40)	(273)	(114)
Changes in operating assets and liabilities:
Reinsurance recoverables (related party: $(510), $198, $—, and $—)	178	(741)	(29)	(134)
Reserve for future policy benefits	92	228	(153)	63
Other assets and liabilities (related party: $447, $—, $—, $—)	328	91	(131)	51
Net proceeds from (payments for) reinsurance transactions	—	121	(877)	—
Net cash provided by (used for) operating activities	1,131	880	(376)	444

Investing Activities
Proceeds from sales, maturities, and payments of:
Fixed maturities	2,182	6,185	2,976	1,622
Equity securities	6	26	47	3
Mortgage loans	588	258	294	158
Investment funds (related party: $1, $—, $—, and $—)	295	64	102	71
Other investments	6	—	—	—
Payments for purchases of:
Fixed maturities (related party: $(32), $—, $—, and $—)	(1,200)	(4,607)	(1,974)	(1,197)
Equity securities	(2)	(22)	(121)	(45)
Mortgage loans	(132)	(667)	(207)	(177)
Investment funds (related party: $(44), $—, $—, and $—)	(126)	(158)	(100)	(74)
Net proceeds from (payments for):
Repurchase agreements program	—	25	(11)	8
Policy loans	(33)	(11)	9	(32)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Consolidated Statements of Cash Flows

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
(In millions)	2023	2022
Derivatives	(913)	(559)	(161)	(539)
Short-term investments (related party: $(340), $(100), $—, and $—)	287	(255)	(314)	200
Net cash provided by (used for) investing activities	958	279	540	(2)
Financing Activities
Investment and universal life-type contracts:
Deposits and other additions	2,693	2,033	872	1,001
Withdrawals and other deductions	(10,635)	(8,109)	(4,766)	(4,862)
Net transfers from separate accounts	6,799	5,140	3,598	3,659
Net change in securities loaned or sold under agreements to repurchase	(123)	(99)	131	270
Dividends to parent	(575)	—	—	(265)
Distributions to parent	—	—	—	(235)
Net cash used for financing activities	(1,841)	(1,035)	(165)	(432)

Net increase (decrease) in cash	248	124	(1)	10
Cash at beginning of year	173	49	50	40
Cash at end of year	$421	$173	$49	$50

Supplemental Disclosure of Cash Flow Information:
Income taxes received (paid)	$(74)	$142	$(13)	$2

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in millions, unless otherwise stated)
1. Basis of Presentation and Significant Accounting Policies
Basis of Presentation
Talcott Resolution Life Insurance Company, together with its subsidiaries, (collectively, "TL," the "Company," "we" or "our") is a life insurance and annuity company and comprehensive risk solutions-provider in the United States ("U.S.") and is a wholly-owned subsidiary of TR Re, Ltd. ("TR Re"), a Bermuda based entity. Talcott Resolution Life, Inc. ("TLI"), a Delaware corporation and Talcott Holdings, L.P. ("THLP") are indirect parents of the Company and the Company has an ultimate parent of Talcott Financial Group, Ltd. ("TFG" or "Talcott Financial Group").
The financial statements have been prepared in accordance with accounting principles generally accepted in the U.S. (“U.S. GAAP”), which differ materially from the accounting practices prescribed by various insurance regulatory authorities. Certain reclassifications were made to prior year balances for the presentation of unearned premiums and deferred gains on reinsurance to be consistent with current year presentation.
Description of Business
As of December 31, 2023, the Company managed approximately 446 thousand annuity contracts with an account value of approximately $38 billion, gross of reinsurance, and private placement life insurance with an account value of approximately $41.7 billion. Upon the Company's acquisition by Sixth Street, the Company's strategy changed to be one of a life insurance aggregator through reinsurance. Since the Sixth Street acquisition, the Company has participated in multiple assumed reinsurance transactions that have positioned the Company, as part of the Talcott Financial Group, as a leading participant in this area of the life insurance marketplace. As part of the Company's growth strategy, the Company assumes life insurance blocks of business, providing external insurers with solutions to create capital flexibility and risk management efficiencies. Since the Sixth Street Acquisition and as of December 31, 2023, the Company has assumed fixed indexed annuities ("FIA") of $7.3 billion and variable annuities ("VA") of $6.4 billion.
On June 30, 2021, the Company’s previous indirect owner, Hopmeadow Holdings GP LLC, completed the sale of the Company (the "Sixth Street Acquisition") through the merger of an affiliate of Sixth Street, a global investment firm, with and into THLP pursuant to an Agreement and Plan of Merger (the “Agreement"). Through the Agreement, TFG indirectly obtained 100% control of THLP and its life and annuity operating subsidiaries for a total purchase price of approximately $2.2 billion, comprised of a $500 pre-closing dividend and cash of $1.7 billion. The merger was accounted for using business combination accounting, together with an election to apply pushdown accounting. Under this method, the purchase price paid was assigned to the identifiable assets acquired and liabilities assumed as of the acquisition date based on their fair value. Determining the fair value of certain assets acquired and liabilities assumed is judgmental in nature and often involves the use of significant estimates and assumptions. The Company’s consolidated financial statements and footnote disclosures are presented into two distinct periods. The periods prior to the consummation of the agreement are labeled ("Predecessor Company") and the periods subsequent to that date are labeled ("Successor Company") to distinguish between the different basis of accounting between the periods presented. As a result of the application of purchase accounting, the consolidated financial statements for the years ended December 31, 2023 and 2022 and period of July 1, 2021 to December 31, 2021 (Successor Company), are not comparable to the prior periods presented. In addition, as a result of the acquisition the Company conformed to TFG’s accounting policies and modified its presentation for certain transactions.
Consolidation
The financial statements include the accounts of the Company and entities the Company directly or indirectly has a controlling financial interest in which the Company is required to consolidate. All intercompany transactions and balances between the Company and its subsidiaries have been eliminated. Entities in which the Company has significant influence over the operating and financing decisions but is not required to consolidate are reported using the equity method.
Use of Estimates
The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions affecting the reported amount of assets and liabilities as of the date of the financial statements and reported amounts of revenues and expenses for the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that are uncertain and subject to change. Many of these policies, estimates, and related judgments are common in the insurance and financial services industries; others are specific to the Company’s business and operations. Actual results could differ from these estimates.
Our principal estimates and assumptions impact the following reported amounts and disclosures:
•Fair value of investments;
•Impairment of investments and allowance for credit losses (“ACL”);
•Derivatives valuation, including embedded derivatives;

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
•Market risk benefits (“MRB”);
•Reserve for future policy benefits;
•Valuation allowances on deferred tax assets (“DTA”);
•Evaluation of goodwill for impairment.
Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the annual financial statements. Additional details regarding these estimates and assumptions are discussed in the following significant accounting policies and the related footnote disclosures.
Significant Accounting Policies
The Company’s significant accounting policies are as follows:
Segment Information
The Company has one reportable segment and its principal products and services are comprised of variable, fixed and payout annuities, FIAs, and private-placement life insurance. The Company's determination that it has one reportable segment is based on the fact that the Company's chief operating decision maker reviews the Company's financial performance at an aggregate level.
Investments
Fixed Maturities
Fixed maturities consist of debt securities including bonds, structured securities, redeemable preferred stock and commercial paper. Structured securities include asset-backed securities (“ABS”), collateralized loan obligations (“CLO”), commercial mortgage-backed securities (“CMBS”), and residential mortgage-backed securities (“RMBS”). Most of these investments are classified as available-for-sale (“AFS”) and are carried at fair value, net of ACL. Unrealized gains and losses (i.e., after-tax difference between fair value and cost or amortized cost) not attributable to ACL are reflected in equity as a component of accumulated other comprehensive loss ("AOCI").
Equity Securities
Equity securities are carried at fair value with any changes in fair value recorded in investment and derivative related losses, net in the statement of operations.
Mortgage Loans
Mortgage loans are carried at the outstanding principal balance adjusted for amortization of premiums and accretion of discounts, net of ACL. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.
Policy Loans
Policy loans are carried at outstanding principal balance, which approximates fair value. Interest income is recognized as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy’s anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.
Investment Funds
Investment funds principally represent LPs and other similar legal entity structures accounted for under the equity method. Under the equity method, investments are generally carried based on the Company’s pro rata ownership percentage in the net assets of the investee, and the Company’s share of earnings is included in net investment income.
Recognition of income related to investment funds is often delayed due to the availability of the related financial information, which may be reported on a lag of up to three months. Accordingly, income for the years ended December 31, 2023 and 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company) and the period of January 1, 2021 to June 30, 2021 (Predecessor Company) may not include the full impact of current year changes in valuations of the underlying assets and liabilities of the funds for that same calendar year, which are generally obtained from the entity’s managers, general partners, or managing members.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Other Investments
Other investments consist of derivative instruments carried at fair value and real estate held directly, which is recorded at amortized cost.
Cash and Cash Equivalents
Cash is carried at cost and includes cash on hand, demand deposits with banks or other financial institutions, money market funds, and all highly liquid debt instruments purchased with an original maturity of three months or less.
Short-Term Investments
Short-term investments include financial instruments with remaining maturities less than twelve months when purchased. Short-term investments include financial instruments that would otherwise qualify as cash equivalents but are acquired with the primary objective of earning investment income, and make up $714 and $1,272 of the carrying amount as of December 31, 2023 and 2022, respectively. Short-term loans and short-term investments that would otherwise qualify as cash equivalents are carried at fair value, where amortized cost approximates fair value. Short-term debt securities are generally classified as AFS and accounted for consistent with our policies for fixed maturities described above.
Funds Withheld Liability
The Company records a funds withheld liability under ceded coinsurance with funds withheld or modified coinsurance arrangements, which represents the fair value of segregated invested assets. The funds withheld liability is comprised of a host contract and an embedded derivative. The funds withheld liability is measured as the total of the host contract, which the Company has assessed as the book value of assets, and the embedded derivative, which the Company has assessed as the net unrealized gains (losses) on the underlying assets as the Company is obligated to pay the total return on the underlying investments. The Company records the total return of the funds withheld within net income (inclusive of the return on both the host contract and the embedded derivative). The Company allocates the total return between net investment income, measured as a risk-free rate on the host contract, and net investment and derivative related losses, net, measured as the difference between the total return and host accretion.
Fair Value Option ("FVO")
The Company has elected the fair value option (“FVO”) for certain corporate bonds included in fixed maturities, and investment funds. Where elected, changes in fair value of investments are recorded as investment and derivative related losses, net.
Impairment of Investments and the Allowance for Credit Losses
We review our fixed maturities for declines in fair value that could be impairment related, or attributable to credit risk factors that may require an ACL. If we intend to sell a debt security where amortized cost exceeds fair value, or we determine it is more likely than not that we will be required to sell a debt security before recovery of amortized cost, we determine an impairment has occurred and amortized cost is written down to fair value with a corresponding charge recorded as a component of investment and derivative related losses, net.
If amortized cost exceeds fair value, but we do not intend to sell a security and we determine it is not more likely than not that we will be required to sell before recovery of amortized cost, we evaluate the security for indicators of a credit loss that may require an ACL. We evaluate a number of factors to determine whether a decline in fair value is attributable to a credit loss, including but not limited to: market interest rates and issuer credit ratings and outlooks. The significance of the decline in fair value is a factor in our analysis, but is generally not determinative in whether we record a credit loss, as other factors are often more relevant in our evaluation of a security. If we determine a credit loss has occurred, we record as an ACL with a corresponding charge recorded as component of investment and derivative related losses, net. The remaining change in fair value is recorded in equity as a component of AOCI.
We also evaluate other financial instruments for credit losses, such as mortgage loans, reinsurance recoverables, and off-balance sheet credit exposures that the Company cannot unconditionally cancel. The measurement of the expected credit loss is based on historical loss data, current conditions, and reasonable and supportable forecasts and recorded as an ACL, consistent with treatment for fixed maturity debt securities.
Subsequent recoveries of credit losses are recognized as reversals of the ACL with a corresponding reversal recorded as a component of investment and derivative related losses, net. Additionally, for any purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance, we establish an ACL at acquisition, which is recorded with the purchase price to establish the initial amortized cost of the investment.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Net Investment Income
The components of net investment income include:
•Interest income from AFS debt securities and mortgage loans, which is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future prepayments;
•Prepayment fees and make-whole payments on AFS debt securities and mortgage loans, which are recognized when earned;
•Dividends for equity securities, which are recognized on the ex-dividend date;
•Share of earnings for the Company's interests in investment funds, which is recognized when reported in the investee’s financial statements;
•A portion of the change in funds withheld, measured as the risk-free return on the host contract;
•A reduction for investment expenses.
Investment and Derivative Related Losses, Net
The components of investment and derivative related losses, net include:
•Realized gains and losses on the sale of investments, determined on a specific identification basis;
•Fair value changes in equity securities;
•Fair value changes in derivative contracts (both freestanding and embedded, including the embedded derivative within the funds withheld) that do not qualify, or are not designated, as a hedge for accounting purposes;
•Fair value changes for investments where the FVO has been elected;
•Impairments and changes in the ACL on AFS debt securities; mortgage loans; and reinsurance recoverables;
•Foreign currency transaction remeasurements.
Accrued Interest Receivable
Accrued interest receivable on AFS debt securities and mortgage loans are recorded in other assets on the balance sheets and are not included in the carrying value of the investment. The Company does not include the current accrued interest receivable balance when estimating the ACL. The Company has a policy to write-off accrued interest receivable balances that are more than 90 days past due. Write-offs of accrued interest receivable are recorded as a credit loss component of investment and derivative related losses, net.
Interest income on AFS debt securities and mortgage loans is accrued unless it is past due over 90 days or management deems the interest uncollectible.
Variable Interest Entities
The Company is engaged with various special purpose entities and other entities that are deemed to be variable interest entities ("VIE") primarily as an investor through normal investment activities.
A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest, such as simple majority kick-out rights, or lacks sufficient funds to finance its own activities without financial support provided by other entities. The Company performs ongoing qualitative assessments of its VIE exposures to determine whether the Company has a controlling financial interest in the VIE and therefore is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE. Based on the Company’s assessment, if it determines it is the primary beneficiary, the Company consolidates the VIE on the Company’s Financial Statements.
Non-Consolidated Variable Interest Entities
The Company, through normal investment activities, makes passive investments in LP and similar legal entity structures which are reported in investment funds on the Company’s balance sheets. For these non-consolidated VIEs, the Company has determined it is not the primary beneficiary as it has no ability to direct activities that could significantly affect the economic performance of the investments.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
In addition, the Company makes passive investments in structured securities issued by VIEs for which the Company is not the manager. These investments are reported in fixed maturities, on the Company’s balance sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIE, the Company’s inability to direct the activities that most significantly impact the economic performance of the VIE, and, where applicable, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment.
Derivative Instruments
Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or other underlying notional amounts. We regularly invest in derivatives to hedge the risks inherent in our business, such as interest rate, equity market, issuer credit, currency exchange, or market volatility. We may also invest in derivatives to manage liquidity or engage in synthetic replication transactions. Derivatives are carried on the balance sheets at fair value and are reported in other investments and other liabilities. We have master netting agreements with certain of our counterparties that provide the legal right of offset and allow for the netting of our derivative asset and liability positions by counterparty. Where applicable, the Company has elected to offset the fair value amounts, income accruals, and related cash collateral receivables and payables of derivatives executed in a legal entity and with the same counterparty or under a master netting agreement.
On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability (“cash flow hedge”) or (2) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks and do not qualify for hedge accounting.
We formally document all relationships between hedging instruments and hedged items, as well as the risk-management objective and strategy for undertaking each hedge transaction. The documentation identifies how the hedging instrument (i.e., the derivative) is expected to hedge the designated risk (i.e., the specific forecasted transactions) and the method that will be used to assess the hedging instrument’s effectiveness.
To qualify for hedge accounting, the hedging instrument must be assessed as highly effective in offsetting the designated risk. We formally assess hedge effectiveness at both at the hedge’s inception and on a quarterly basis. This assessment is primarily performed using quantitative methods as well as using qualitative methods. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Qualitative methods may include comparison of critical terms of the derivative to the hedged item.
For derivatives that are designated and qualify as cash flow hedges, including foreign-currency cash flow hedges, the gain or loss on the derivatives are recorded in OCI and are reclassified into net income in the same period during which the hedged transaction impacts net income. Gains and losses on derivatives that are reclassified from AOCI to net income, as well as periodic net coupon settlements, are included in the line item within the statements of operations in which the cash flows of the hedged transaction are reported. Cash flows from cash flow hedge are presented in the same category as the cash flows from the hedged transaction on the statements of cash flows.
Investments in derivatives for the Company’s other investment or risk management activities do not receive hedge accounting treatment, and primarily relate to strategies used to reduce economic risk or replicate permitted investments. Gains and losses on such derivatives, including periodic net coupon settlements, are reported as a component of investment and derivative related losses, net in the statements of operations.
We discontinue hedge accounting prospectively if: (1) it is determined that the qualifying criteria are no longer met; (2) the derivative is no longer designated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised. When cash flow hedge accounting is discontinued because we become aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried at fair value on the balance sheets, and gains and losses previously recorded in OCI and reported in AOCI are immediately reclassified in net income. In other situations where hedge accounting is discontinued, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the hedged transaction.
Embedded Derivatives
The Company purchases and historically issued and assumed financial instruments and products that contain embedded derivative instruments that we record with the associated host contract. For measurement purposes, we bifurcate the embedded derivative from the host contract when we determine that (1) the embedded derivative possesses economic

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
characteristics that are not clearly and closely related to the economic characteristics of the host contract and (2) a separate instrument with the same terms would qualify as a derivative instrument. The embedded derivative is presented on the same financial statement line item as the host contract, and is carried at fair value with changes in fair value recorded as a component of investment and derivative related losses.
Credit Risk
Credit risk is defined as the risk of financial loss due to uncertainty of an obligors’ or counterparty’s ability or willingness to meet its obligations in accordance with agreed upon terms. The Company minimizes the credit risk of derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. The Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties.
The Company generally requires that over-the-counter (“OTC”) derivative contracts, other than certain forward contracts, be governed by International Swaps and Derivatives Association agreements which are structured by legal entity and by counterparty, and permit right of offset. OTC-cleared derivatives are governed by clearing house rules. Transactions cleared through a central clearing house reduce risk due to their ability to require daily variation margin and act as an independent valuation source. Some agreements require daily collateral settlement based upon agreed upon thresholds. For purposes of daily derivative collateral maintenance, credit exposures are generally quantified based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of the derivatives exceed the contractual thresholds. For the Company’s domestic derivative programs, the maximum uncollateralized threshold for a derivative counterparty for a single legal entity is $7.
Reinsurance
The Company enters into reinsurance transactions with unaffiliated and affiliate insurer counterparties for a variety of reasons, including strategic business growth opportunities (for assumed transactions) and capital and risk management (for ceded transactions). Reinsurance is placed with reinsurers that meet strict financial criteria established by the Company, and the Company regularly evaluates the financial condition of its reinsurers and concentrations of credit risk. Failure of counterparties to honor their obligations could result in losses to the Company. Ceded reinsurance arrangements do not discharge the Company’s liability as the primary insurer.
We assume insurance from and cede insurance to our counterparties using a variety of structures, including: coinsurance, coinsurance with funds withheld, modified coinsurance, and yearly renewable term. For an agreement to qualify for reinsurance accounting, it must include insurance risk (inclusive of underwriting, investment, and timing risk) and satisfy risk transfer conditions that include a reasonable possibility of a significant loss for the assuming entity. If an arrangement does not meet risk transfer requirements, the Company accounts for the arrangement using deposit accounting (i.e., as a financing transaction).
Reinsurance recoverables are generally recognized and measured consistent with the liabilities of the underlying contracts. Reinsurance recoverables include balances due from counterparties for paid and unpaid losses and are presented net of an ACL, which is based on the expectation of potential lifetime credit loss from the counterparty. Premiums and benefits and losses reflect the net effects of assumed and ceded reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance agreements. For assumed reinsurance of existing in-force blocks, a net loss on reinsurance is recorded as deferred acquisition costs (“DAC”) and a net gain on reinsurance is recorded as unearned revenue reserves (“URR”). Certain MRBs have also been reinsured, and these are reflected within reinsurance recoverables on the balance sheets.
Under coinsurance arrangements, reserves and invested assets are transferred from the ceding insurer to the reinsurer. In certain arrangements, the reinsurer holds the assets supporting the reserves in a trust for the benefit of the ceding insurer. Refer to Note 6 - Reinsurance for additional information related to the various trusts the Company maintains.
Under coinsurance with funds withheld arrangements, ceded reserves are transferred to the reinsurer; however, invested assets that support the reserves are retained by the ceding insurer, and the counterparties periodically settle profit and loss with respect to the investment returns. Under modified coinsurance arrangements, both the ceded reserves and the invested assets that support the reserves are retained by the ceding insurer, and the counterparties periodically net settle profit and loss with respect to both the investment returns and the underlying insurance obligations.
Both modified coinsurance and coinsurance with funds withheld arrangements require the ceding insurer to establish a mechanism which legally segregates the invested assets. The Company maintains the right of offset on general account assets and liabilities reinsured on both a coinsurance with funds withheld and modified coinsurance basis, but we have elected to present balances due from and due to reinsurance counterparties on a gross basis, as reinsurance recoverables

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
and funds withheld liability for ceded reinsurance or funds withheld at interest for assumed reinsurance on the balance sheets. Separate account assets and liabilities assumed on a modified coinsurance basis are reported on a net basis on the balance sheets. Revenue, however, is recorded from the reinsurance of separate accounts as premiums or policy charges and fee income on the statements of operations.
Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances
Value of Business Acquired
Value of business acquired (“VOBA”) is an intangible asset that represents the portion of a purchase price allocated to the estimated value assigned to the right to receive future gross profits from cash flows and earnings of acquired insurance and investment contracts as of the date of the acquisition. It is based on the actuarially estimated present value of future cash flows of the acquired contracts in-force as of the date of the acquisition. The principal assumptions used in estimating VOBA include equity market returns, mortality, persistency, expenses, and discount rates, in addition to other factors that the Company expects to experience in future years. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business.
For certain transactions, the fair value of obligations related to acquired insurance and investment contracts exceed the book value of policy liabilities, resulting in additional reserves (“negative VOBA”). Negative VOBA is presented separately from VOBA as an additional reserve included either in the reserve for future policy benefits or other policyholder funds and benefits payable on the balance sheets, depending on the presentation for the underlying contracts generating the amount.
The Company tests the aggregate recoverability of positive VOBA by comparing the existing balance to the present value of future profitability.
Deferred Acquisition Costs
As noted in the Reinsurance section above, specific to assumed block reinsurance, the excess of reserves and ceding commission over assets received is recorded as DAC. In addition, costs such as commissions are capitalized when incurred if directly related to the successful acquisition of new or existing insurance contracts.
Unearned Revenue Reserve
As noted in the Reinsurance section above, a net gain on assumed reinsurance is recorded as URR within other policyholder funds and benefits payable on the balance sheets.
Amortization of Deferred Acquisition Costs and Other Balances
The Company amortizes VOBA, DAC, URR and other balances (e.g., adjustments associated with FIA MRBs) through net income on a constant-level basis over the expected term for a group of contracts (i.e., cohorts), using the same cohorts used to estimate the associated liabilities for those contracts. Inputs and assumptions are required for determining the expected term of contracts and are consistent with those used to estimate the related liabilities. The determination of such assumptions uses accepted actuarial methods to estimate decrement rates related to policyholder behavior for lapses, withdrawals (surrenders) and mortality.
The constant-level basis uses a method specific to the underlying product, generally policy counts or gross premiums, and approximates a pattern of straight-line amortization at an individual contract level. The amortization rate is calculated at the end of each reporting period, and is inclusive of actual experience for the reporting period and any assumption updates. The revised amortization rate is applied prospectively from the beginning of the current reporting period. Amortization can never result in an increase of the VOBA, DAC or URR balance initially established.
Refer to Note 7 - Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances for further information.
Refer to Note 10 - Reserve for Future Policy Benefits for additional information regarding the assumptions for the LFPB and additional liabilities for other insurance benefits.
Income Taxes
We measure income taxes using the asset and liability method, where deferred income taxes are recognized to represent the tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. We evaluate the likelihood of realizing the benefit of deferred tax assets, and if required, record a valuation allowance to reduce the total deferred tax asset, net of valuation allowance, to an amount that will more likely than not be realized. The Company classifies interest and penalties (if applicable) as income tax expense in the statements of operations.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Refer to Note 14 - Income Taxes for additional information.
Goodwill
Goodwill represents the excess of the purchase price of an acquired business over the fair value of identifiable net assets acquired, and is allocated to identified reporting units. Goodwill is not amortized but is evaluated for impairment on an annual basis or more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value. Our methodology for conducting this goodwill impairment evaluation includes both a qualitative and quantitative assessment.
The Company has the option to initially perform an assessment of qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. The qualitative factors may include, but are not limited to, economic conditions, industry and market considerations, cost factors, overall financial performance of the entity or a reporting unit and other company and entity-level or reporting unit-specific events. If it is determined that it is more likely than not that the fair value of the reporting unit is less than its carrying amount, we then perform a quantitative assessment. If the carrying values of the reporting units exceed their fair value, an impairment loss is recognized and the carrying amount of goodwill is adjusted.
Refer to Note 8 - Goodwill and Other Intangible Assets for additional information.
Other Intangible Assets
Other intangible assets with definite lives are amortized over the estimated useful life of the asset and consist of software amortized over a period not to exceed seven years. Other intangible assets with indefinite lives primarily consist of state insurance licenses, and are not amortized but are reviewed annually in the Company’s impairment evaluation. They will be tested for impairment more frequently if an event occurs or circumstances change to indicate the fair value of indefinite-lived other intangible assets is less than the carrying value.
Refer to Note 8 - Goodwill and Other Intangible Assets for additional information.
Separate Accounts
The Company has issued VA and life insurance contracts through its separate accounts, which represent funds maintained to meet specific investment objectives of policyholders who direct the investments and bear the investment risk, with the exception of any contractual minimum guarantees made by the Company with respect to certain accounts, which are considered market risk benefits. Separate account assets are legally segregated and are not subject to claims that arise out of any other business of the Company. The Company’s separate account products include the variable account value portion of VA, variable life insurance products and individual, institutional, and governmental investment contracts. The Company has reinsured certain separate account policies on a modified coinsurance basis to unaffiliated reinsurers.
We report separate account assets as a summary total based on the fair value of the underlying investments. A corresponding summary total separate account liabilities is reported at an amount equal to separate account assets, and represents the account balance to be returned to the contractholder. The investment risk is solely borne by the contractholders and investment income and investment related and unrealized gains and losses of the separate accounts directly accrue to the contractholders; therefore, they are not recognized in the statements of operations. The Company recognizes fee income for investment management, certain administrative services and cost of insurance charges.
Refer to Note 9 - Separate Accounts for additional information and Note 12 - Market Risk Benefits for further information.
Reserve for Future Policy Benefits
Reserve for future policy benefits represent estimated insurance liabilities and primarily consist of the liability for future policy benefits (“LFPB”), deferred profit liability (“DPL”) related to life-contingent payout annuities, and additional liabilities for ULSG contracts. Reserve for Future Policy Benefits also consists of traditional long-duration insurance reserves for whole life and guaranteed term life insurance and other contracts.
Liability for Future Policy Benefits
The LFPB includes reserves for life-contingent contract annuitizations, including structured settlements and terminal funding agreements and traditional life insurance contracts. Insurance contracts are grouped into cohorts based on issue year and contract type for purposes of recognizing the LFPB. For contracts acquired through an inforce reinsurance arrangement or business combination, multiple issue years prior to the acquisition date are generally aggregated for purposes of identifying a single, issue-year cohort.
The LFPB is calculated using standard actuarial methods, which consider the present value of future benefits and related expenses to be paid, less the present value of the portion of future premiums required. Such calculations are measured using updated cash flow and discount rate assumptions. The Company updates the LFPB at least quarterly for actual

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
experience and future cash flow assumptions are evaluated at least annually. Cash flow assumptions include, among others, mortality and lapse rates, and are reviewed and updated, as needed, following the Company’s assumption review in the third quarter. Cash flow assumptions may be updated more frequently, if necessary, based on trending experience and future expectations. The effect on the LFPB attributable to updates for actual experience and updates in cash flow assumptions are both recorded as benefits and losses. However, actual experience (e.g., paid claims) is reported as benefits and losses while remeasurement of the LFPB for the effect of cash flow assumption updates is reported as a separate remeasurement gain (loss).
The LFPB is computed at amounts that, with additions from interest on such reserves compounded annually at assumed rates, are expected to be sufficient to meet the Company’s policy obligations at their maturities or in the event of an insured’s death.
Cash flows are discounted using an upper-medium grade (or low credit risk), fixed-income instrument yield (the equivalent of a Single A corporate bond rate). We establish the upper-medium grade yield for each cohort as of contract inception. The contract inception date is identified as the acquisition date for contracts acquired through an inforce reinsurance arrangement or business combination. For contracts issued evenly throughout a reporting period (or subsequent annuitizations for life-contingent payout annuities), a weighted-average discount rate is calculated on a quarterly basis. Reserve accretion in subsequent measurement periods calculated using the locked-in yield curve established at contract inception is recorded as benefit expense through net income.
The LFPB is additionally remeasured each reporting period using current upper-medium grade yields, and the effect on the LFPB attributable to changes in the discount rate is recorded in OCI. The Company maximizes the use of observable data as of each valuation date when developing an upper-medium grade yield curve designed to reflect the duration characteristics of the insurance liabilities.
Deferred Profit Liability
The DPL is recognized at contract inception of limited-payment contracts and represents the profit margin in premiums paid over a shorter duration than the claim payment period. The DPL accretes interest similar to the LFPB and is amortized in a constant relationship with expected future benefits payments for annuity contracts and insurance in force for life contracts. Amortization is recognized in benefits and losses within the statements of operations.
Consistent with the LFPB, the Company updates the DPL at least quarterly for actual experience, and future cash flow assumptions are reviewed and updated, as needed, following the Company’s assumptions review in the third quarter. Cash flow assumptions may be updated more frequently, if necessary, based on trending experience and future expectations. Consistent with the LFPB, actual experience is reported as benefits and losses while the effect on the DPL attributable to updates in cash flow assumptions is reported as a separate remeasurement loss (gain) within benefits and losses in the statements of operations.
Refer to Note 10 - Reserve for Future Policy Benefits for additional information.
Additional Liability for Universal Life with Secondary Guarantees
Reserves for such ULSG benefits are included within the reserve for future policy benefits on the balance sheets, as they provide additional protection against policy termination and may continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges.
Additional liabilities for other insurance benefits are determined by estimating the expected present value of the benefits in excess of the policyholder’s expected account value in proportion to the present value of total expected contract assessments and investment margin. Present values are discounted at the contract rate, and interest accrues on the liability using the same rate. The reserve is reduced by the amount of cumulative excess payments but is never reduced below zero. Consistent with the LFPB, the reserve calculation is updated on a quarterly basis for actual experience, and future cash flow assumptions are reviewed and updated, as needed, following the Company’s assumptions review in the third quarter. Consistent with the LFPB, actual experience is reported as benefits and losses while the effect on the additional liabilities attributable to updates in cash flow assumptions is reported as a separate remeasurement loss (gain) within benefits and losses in the statements of operations.
Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable primarily consists of policyholder account balances (“PABs”), URR, negative VOBA, and other balances. Refer to the Reinsurance and VOBA policy sections above for additional information on URR and negative VOBA. Other balances primarily include FIA host offsets, which are amounts used to offset the value of the MRB at contract inception, and is further described in the MRB policy section below.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Policyholder Account Balance
PABs represent the fixed contract value that has accrued to the benefit of the policyholder as of the balance sheet date and are applicable for contracts with explicit account values, including VA, fixed annuities, corporate-owned life insurance (“COLI”), and other universal life-type products (“UL”). This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. The liability recognized for non-life contingent payout annuities, including structured settlements, is measured as the present value of future payments using the effective yield at contract inception. Significant changes in experience or assumptions related to PABs for UL-type products may require the Company to establish premium deficiency reserves. Premium deficiency reserves, if any, are established based on current assumptions without considering a provision for adverse deviation. Changes in or deviations from the assumptions used can significantly affect the Company’s reserve levels and results from operations.
FIA contract balances appreciate based on a minimum guaranteed credited rate or the performance of market indices, and generally protect the contract owner against loss of principal and may include living withdrawal benefits or enhanced annuitization benefits. FIAs allow the policyholder to elect a fixed interest rate return or an equity market index.
For FIA contracts where an equity market index is elected, the account value attributable to equity performance, which is not clearly and closely related to the host insurance contract, is recognized as an embedded derivative. The liability reported on the balance sheets is equal to the sum of the fair value of the embedded derivative and the host contract. The host contract, identified as the non-variable guaranteed minimum contract value, is initially measured as the contract inception account value less a host contract adjustment equal to the initial fair value of the embedded derivative. The host contract adjustment is subsequently accreted over the underlying policy’s expected life. The fair value of the embedded derivative is measured as the present value of cash flows attributable to the indexed strategies, and is derived using assumptions to estimate future account values. The embedded derivative cash flows are discounted using a rate that reflects our own credit rating.
Refer to Note 11 - Other Policyholder Funds and Benefits Payable and Note 5 - Fair Value Measurements for additional information.
Market Risk Benefits
The Company historically issued and assumes via reinsurance certain guarantees and product features on VA and FIA products which protect the contractholder from, and expose the Company to, other-than-nominal capital market risk. The Company recognizes these features as MRBs, which include guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum income benefit (“GMIB”) for VA products, as well as guaranteed lifetime withdrawal benefit (“GLWB”), as well as expected annuitization benefits for FIA products.
MRBs are measured at the individual contract level and multiple MRBs within a single contract are measured and recognized as a single, compound MRB. MRBs are carried at fair value and may be recognized as a liability or an asset, and are reported separately as MRB liabilities or assets on the balance sheets as there is no legal right of offset between contracts.
The fair value of MRBs is measured as the present value of expected future benefits payments to contractholder, less the present value of expected fees attributable to the MRB, if applicable. The cash flows associated with MRBs are discounted utilizing a risk-free discount rate, plus an applicable credit spread for the instrument-specific credit risk (“ISCR”). To estimate the appropriate credit spread, the Company considers its own credit risk for directly written and assumed contracts and the reinsurer’s credit risk for MRBs that are reinsured. Changes in the fair value of MRBs are recorded as a change in market risk benefits within net income, excluding portions attributed to changes in the Company’s own credit risk, which are recorded in OCI. For MRBs that are reinsured, changes in the MRB attributable to changes in the reinsurer’s nonperformance risk are recognized as part of the change in market risk benefits recorded through net income.
At contract inception, we assess the fees and assessments collectible from the policyholder and allocate them to the extent they are attributable to the MRB. If attributed fees are sufficient to cover the projected benefits, a non-option based valuation model is used. If attributed fees are insufficient to cover the projected benefits (or there are no explicit fees collectible from the policyholder), an option-based valuation model is used. MRBs calculated using an option-based model are measured and recognized at contract inception and for FIA contracts, an equivalent contra-liability, referred to as a host offset, is recognized in other policyholder funds and benefits payable on the balance sheets.
Upon annuitization of the contract or the extinguishment of the account balance, the MRB, related annuity contract and unamortized deferred costs are derecognized, including amounts within AOCI, and a LFPB for the remaining payout annuity contract is established, if applicable.
Directly written and assumed MRBs are not reduced for those riders that are ceded under reinsurance agreements. Instead, ceded MRBs are measured at fair value and are separately recorded in reinsurance recoverables on the balance sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Refer to Note 12 - Market Risk Benefits for additional information.
Revenue Recognition
For investment and universal life-type contracts, amounts collected from policyholders are considered deposits and are not included in revenue. Policy charges and fee income for VA, FIA, fixed annuities and other universal life-type contracts primarily consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders’ account balances and are recognized in the period in which services are provided. For traditional life products, premiums are recognized as revenue when due from policyholders.
Adoption of New Accounting Standards
Targeted Improvements to the Accounting for Long-Duration Contracts (ASU 2018-12)
Refer to Note 2 - Adoption of Long-Duration Targeted Improvements for additional information.
Business Combinations – Contract Assets and Contract Liabilities from Contracts with Customers (ASU 2021-08)
ASU 2021-08 applies to business combinations on or after January 1, 2023 and modifies how acquiring entities measure contract assets and contract liabilities from contracts with customers held by the acquiree. Such balances will be measured in a manner consistent with how the acquiree recognized and measured them in its pre-acquisition financial statements. We adopted these updates effective January 1, 2023, and it did not have an impact on our financial statements as the Company did not enter into any business combinations in 2023.
Financial Instruments – Credit Losses (Topic 326) – Troubled Debt Restructurings and Vintage Disclosures (ASU 2022-02)
ASU 2022-02 modified guidance for troubled debt restructurings and expanded disclosure requirements to present write-off of financing receivables disaggregated by year of origination (i.e., vintage). We adopted these updates effective January 1, 2023, and it did not have a material effect on our financial statements.
Reference Rate Reform (Topic 848) (ASU 2020-04, ASU 2021-01, and ASU 2022-06)
ASU 2020-04 and ASU 2021-01 provided practical expedients as codified within Topic 848 which were intended to ease operational burdens related to modifications to certain contracts, hedges and derivatives compelled due to reference rate reform. Each ASU was effective at issuance, adopted by the Company in prior years, and did not have a material effect on our financial statements. ASU 2022-06 deferred the sunset of Topic 848 from December 31, 2022 to December 31, 2024, at which point the practical expedients within Topic 848 will no longer be available. The Company will continue to evaluate the impact of reference rate reform on contract modifications and hedging relationships.
Derivatives and Hedging: Fair Value Hedging - Portfolio Layer Method (ASU 2022-01)
ASU 2022-01 expanded the scope of financial assets that are qualified for use in a portfolio layer hedging strategy. We adopted these updates effective January 1, 2023, and it did not have a material effect on our financial statements.
Recently Issued Accounting Standards
Fair Value Measurements of Equity Securities Subject to Contractual Sale Restrictions (ASU 2022-03)
ASU 2022-03 applies to both holders and issuers of equity and equity-linked securities measured at fair value, and clarifies that a contractual sales restriction is not considered in measurement. The amendments are effective for the Company in fiscal years beginning after December 15, 2023, and interim periods within those fiscal years, with early adoption permitted. The Company will adopt the provisions of ASU 2022-03 in the first quarter of 2024 and does not expect it to have a material effect on the financial statements.
Segment Reporting - Improvements to Reportable Segment Disclosures (ASU 2023-07)
ASU 2023-07 will require additional disclosures regarding segment expenses and additional information regarding the Company's Chief Operating Decision Maker. The ASU also clarifies the expanded disclosures will be applicable to entities with a single reportable segment. The amendments are effective for the Company in fiscal years beginning after December 15, 2023, and interim periods within those fiscal years, with early adoption permitted. The Company will adopt the provisions of ASU 2023-07 in the first quarter of 2024 and does not expect it to have a material effect on the financial statements.
Income Taxes - Improvements to Income Tax Disclosures (ASU 2023-09)
ASU 2023-09 will require additional disclosures with respect to taxes paid and the Company's effective tax rate reconciliation for federal, state, and foreign income taxes. The amendments are effective for the Company in fiscal years beginning after December 15, 2024, with early adoption permitted. The Company is currently evaluating the impact of this guidance on the financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Adoption of Long-Duration Targeted Improvements
The FASB issued ASU 2018-12 Targeted Improvements to the Accounting for Long-Duration Contracts (“LDTI”) in August 2018, which impacted the recognition, measurement, presentation, and disclosure requirements for certain long-duration contracts issued by an insurance company. The guidance is intended to improve the timeliness of recognizing changes in the LFPB, by requiring annual or more frequent updates of insurance assumptions and modifying rates used to discount future cash flows. Further, the guidance amends the accounting for certain market-based options or guarantees associated with account balance contracts, simplify the amortization of DAC and other balances amortized on a basis consistent with DAC, and improve the effectiveness of the required disclosures.
The Company adopted the update effective as of January 1, 2023 and applied the retrospective method as of July 1, 2021, the date of the Sixth Street Acquisition. At the acquisition date, VOBA and negative VOBA balances were established for the difference between the fair value of the insurance contract assets and liabilities. Upon adoption, the LFPB and contractual features that meet the criteria for MRBs were adjusted to conform to LDTI, with an offsetting adjustment made to VOBA or negative VOBA. No adjustments were recorded to AOCI or retained earnings upon the initial adoption. As such, the Company retrospectively adjusted prior period amounts shown in the annual financial statements to reflect the new guidance.
The following table presents the Successor Company rollforward of life-contingent payout annuities from the acquired balance measured before adoption, to the opening balance as of the adoption date:

Balance as of July 1, 2021	$14,613
Change in discount rate assumptions	(2,280)
Change in cash flow assumptions and other activity	(554)
Adjusted balance as of July 1, 2021	$11,779

Less: reinsurance recoverables	(2,938)
Adjusted balance as of July 1, 2021, net of reinsurance	$8,841
The previously reported and adjusted gross reserve balances in the table above exclude certain fully reinsured life-contingent payout annuities, traditional life insurance reserves, and other reserves of $0.9 billion and $1.1 billion, respectively.
The following table presents a rollforward of MRB liabilities associated with VA, from the acquired balance measured before adoption, to the opening balance as of the adoption date:

Balance as of July 1, 2021	$—
Addition of existing balances [1]	261
Fair value adjustments	399
Adjusted balance as of July 1, 2021	$660

Less: ceded market risk benefits [2]	(776)
Adjusted balance as of July 1, 2021, net of reinsurance	$(116)
[1]Associated reserves were previously recorded within reserve for future policy benefits and other policyholder funds and benefits payable on the balance sheets.
[2]Included within reinsurance recoverables on the balance sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Adoption of Long-Duration Targeted Improvements (continued)
The following table presents a rollforward of VOBA associated with VA and negative VOBA associated with life-contingent payout annuities, from the acquired balance measured before adoption, to the opening balance as of the adoption date:

	Value of Business Acquired	Negative VOBA [1]
Balance, as of July 1, 2021	$565	$17
Establishment of market risk benefits	(200)
Change in discount rate assumptions for the liability for future policy benefits [2]		2,280
Change in cash flow assumptions and other activity for the liability for future policy benefits		554
Adjusted balance, as of July 1, 2021	$365	$2,851
[1]Included within other policyholder funds and benefits payable on the balance sheets.
[2]Relates to the change from a risk-free discount rate to a upper-medium grade (or low credit risk), fixed-income instrument yield.
The following table summarizes the effects of adoption on the applicable financial statement line items on the balance sheet as of December 31, 2022 (Successor Company):

	Reported	Adoption	Adjusted
Assets
Reinsurance recoverables	$40,400	$(1,177)	$39,223
Market risk benefits	—	325	325
Value of business acquired and deferred acquisition costs	518	(22)	496
Deferred income taxes	1,120	(241)	879
Other assets	453	(12)	441
Total assets	$152,866	$(1,127)	$151,739

Liabilities and Stockholder's Equity
Liabilities
Reserve for future policy benefits	$21,432	$(2,694)	$18,738
Other policyholder funds and benefits payable	31,320	507	31,827
Market risk benefits	—	1,204	1,204
Funds withheld liability	10,485	(11)	10,474
Other liabilities	2,018	(1,037)	981
Total liabilities	152,510	(2,031)	150,479

Stockholder's Equity
Accumulated other comprehensive loss	(2,166)	507	(1,659)
Retained earnings	639	397	1,036
Total stockholder's equity	356	904	1,260

Total liabilities and stockholder's equity	$152,866	$(1,127)	$151,739

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Adoption of Long-Duration Targeted Improvements (continued)
The following table summarizes the effects of adoption on the applicable financial statement line items in the statement of operations for the year ended December 31, 2022 (Successor Company):

	Reported	Adoption	Adjusted
Revenues
Premiums	$109	$(10)	$99
Policy charges and fee income	506	$3	509
Investment and derivative related losses, net	(10)	(66)	(76)
Total revenues	1,383	(73)	1,310

Benefits, Losses, and Expenses
Benefits and losses	606	(85)	521
Change in market risk benefits	—	(295)	(295)
Amortization value of business acquired and deferred acquisition costs	79	(18)	61
Total benefits, losses, and expenses	986	(398)	588

Income before income taxes	397	325	722

Income tax expense	38	69	107
Net income	$359	$256	$615

The following table summarizes the effects of adoption on the applicable financial statement line items in the statement of operations for the period of July 1, 2021 to December 31, 2021 (Successor Company):

	Reported	Adoption	Adjusted
Revenues
Premiums	$31	$(5)	$26
Policy charges and fee income	410	24	434
Investment and derivative related losses, net	(20)	(30)	(50)
Total revenues	919	(11)	908

Benefits, Losses, and Expenses
Benefits and losses	285	(124)	161
Change in market risk benefits	—	2	2
Amortization value of business acquired and deferred acquisition costs	90	(66)	24
Insurance operating costs and other expenses	213	(1)	212
Total benefits, losses, and expenses	588	(189)	399

Income before income taxes	331	178	509

Income tax expense	51	37	88
Net income	$280	$141	$421

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Adoption of Long-Duration Targeted Improvements (continued)
The following table summarizes the effects of adoption on the applicable financial statement line items in the statement of comprehensive loss for the year ended December 31, 2022 (Successor Company):

	Reported	Adoption	Adjusted
Net income	$359	$256	$615

Other comprehensive loss
Unrealized loss on available-for-sale securities	(2,129)	(477)	(2,606)
Gain related to discount rate for reserve for future policy benefits	—	873	873
Gain related to credit risk for market risk benefits	—	96	96
Other comprehensive loss	(2,156)	492	(1,664)

Comprehensive loss	$(1,797)	$748	$(1,049)
The following table summarizes the effects of adoption on the applicable financial statement line items in the statement of comprehensive loss for the period of July 1, 2021 to December 31, 2021 (Successor Company):

	Reported	Adoption	Adjusted
Net income	$280	$141	$421

Other comprehensive income
Unrealized loss on available-for-sale securities	(10)	(6)	(16)
Gain related to discount rate for reserve for future policy benefits	—	(14)	(14)
Gain related to credit risk for market risk benefits	—	35	35
Other comprehensive income (loss)	(10)	15	5

Comprehensive income	$270	$156	$426
The following table summarizes the effects of adoption on the applicable financial statement line items in the statement of cash flows for the year ended December 31, 2022 (Successor Company):

	Reported	Adoption	Adjusted
Net income	$359	$256	$615
Adjustments to reconcile net income to net cash provided by operating activities
Investment and derivative related losses, net	10	66	76
Amortization of value of business acquired and deferred acquisition costs	79	(18)	61
Amortization of unearned revenue reserve	(33)	(35)	(68)
Deferred income tax expense	56	68	124
Interest credited on investment and universal life-type contracts	534	(53)	481
Change in market risk benefits	—	(295)	(295)
Other operating activities, net	(38)	(2)	(40)

Change in operating assets and liabilities
Reinsurance recoverables	(758)	17	(741)
Reserve for future policy benefits	230	(2)	228
Other assets and liabilities	93	(2)	91
Net cash provided by operating activities	$880	$—	$880

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Adoption of Long-Duration Targeted Improvements (continued)
The following table summarizes the effects of adoption on the applicable financial statement line items in the statement of cash flows for the period of July 1, 2021 to December 31, 2021 (Successor Company):

	Reported	Adoption	Adjusted
Net income	$280	$141	$421
Adjustments to reconcile net income to net cash used for operating activities
Investment and derivative related losses, net	20	30	50
Amortization of value of business acquired and deferred acquisition costs	90	(66)	24
Amortization of unearned revenue reserve	—	—	—
Deferred income tax expense	138	36	174
Change in market risk benefits	—	2	2
Other operating activities, net	(208)	(65)	(273)

Change in operating assets and liabilities
Reinsurance recoverables	(63)	34	(29)
Reserve for future policy benefits	(40)	(113)	(153)
Other assets and liabilities	(132)	1	(131)
Net cash used for operating activities	$(376)	$—	$(376)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments

Available-for-Sale Debt Securities
The following table presents the balances of AFS debt securities, by major security type:

	Amortized Cost	Allowance for Credit Losses	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
As of December 31, 2023 (Successor Company)
Fixed maturities, available-for-sale
Asset-backed securities	$376	$—	$3	$(16)	$363
Collateralized loan obligations	970	(2)	3	(5)	966
Commercial mortgage-backed securities	1,639	(7)	—	(186)	1,446
Corporate bonds	11,245	(7)	22	(1,715)	9,545
Foreign government and agencies	442	—	10	(48)	404
Municipal bonds	961	—	—	(158)	803
Residential mortgage-backed securities	508	—	—	(63)	445
U.S. Treasury bonds	1,194	—	—	(312)	882
Total fixed maturities, available-for-sale	$17,335	$(16)	$38	$(2,503)	$14,854

Short-term investments, available-for-sale	$28	—	—	—	$28

As of December 31, 2022 (Successor Company)
Fixed maturities, available-for-sale
Asset-backed securities	$276	$—	$—	$(22)	$254
Collateralized loan obligations	703	—	—	(27)	676
Commercial mortgage-backed securities	1,724	—	1	(211)	1,514
Corporate bonds	12,565	—	2	(2,326)	10,241
Foreign government and agencies	377	—	—	(62)	315
Municipal bonds	1,309	—	—	(269)	1,040
Residential mortgage-backed securities	503	—	—	(86)	417
U.S. Treasury bonds	1,232	—	—	(306)	926
Total fixed maturities, available-for-sale	$18,689	$—	$3	$(3,309)	$15,383

The following table presents the balances of AFS debt securities, by contractual maturity:

	Successor Company
	As of December 31, 2023		As of December 31, 2022
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
One year or less	$392	$378	$445	$437
Over one year through five years	2,305	2,178	2,392	2,214
Over five years through ten years	3,351	2,960	4,438	3,732
Over ten years	7,822	6,144	8,209	6,140
Structured securities	3,493	3,222	3,205	2,860
Total	$17,363	$14,882	$18,689	$15,383

Estimated maturities may differ from contractual maturities due to call or prepayment provisions. Due to the potential for variability in payment speeds (i.e., prepayments or extensions).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
The following tables present the Company’s unrealized loss aging for AFS debt securities, by major security type and length of time that the securities were in a continuous unrealized loss position:

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
As of December 31, 2023 (Successor Company)
Fixed maturities, available-for-sale
Asset-backed securities	$75	$(2)	$181	$(14)	$256	$(16)
Collateralized loan obligations	238	(1)	296	(4)	534	(5)
Commercial mortgage-backed securities	43	(4)	1,373	(182)	1,416	(186)
Corporate bonds	376	(32)	8,299	(1,683)	8,675	(1,715)
Foreign government and agencies	1	—	290	(48)	291	(48)
Municipal bonds	8	(1)	794	(157)	802	(158)
Residential mortgage-backed securities	—	—	408	(63)	408	(63)
U.S. Treasury bonds	6	(4)	870	(308)	876	(312)
Total fixed maturities, available-for-sale	$747	$(44)	$12,511	$(2,459)	$13,258	$(2,503)

As of December 31, 2022 (Successor Company)
Fixed maturities, available-for-sale
Asset-backed securities	$96	$(5)	$162	$(17)	$258	$(22)
Collateralized loan obligations	644	(27)	11	—	655	(27)
Commercial mortgage-backed securities	819	(102)	682	(109)	1,501	(211)
Corporate bonds	6,659	(1,544)	3,412	(782)	10,071	(2,326)
Foreign government and agencies	185	(41)	128	(21)	313	(62)
Municipal bonds	859	(219)	180	(50)	1,039	(269)
Residential mortgage-backed securities	123	(20)	293	(66)	416	(86)
U.S. Treasury bonds	864	(293)	63	(13)	927	(306)
Total fixed maturities, available-for-sale	$10,249	$(2,251)	$4,931	$(1,058)	$15,180	$(3,309)

As of December 31, 2023, fixed maturities, AFS in an unrealized loss position consisted of 3,643 instruments and were primarily depressed due to increasing interest rates and/or widening credit spreads since the purchase and/or application of pushdown accounting dates. As of December 31, 2023, 67% of these fixed maturities were depressed less than 20% of cost or amortized cost.
The Company neither has an intention to sell nor does it expect to be required to sell the fixed maturities. The decision to record credit losses on fixed maturities, AFS in the form of an ACL requires us to make qualitative and quantitative estimates of expected future cash flows. Actual cash flows could deviate significantly from our expectations resulting in realized losses in future periods.
Sales
Sales of AFS debt securities in 2023 were primarily a result of strategic asset allocations, tactical changes to the portfolio driven by changing market conditions, and duration and liquidity management. Proceeds from sales of AFS debt securities were $1,304 for the year ended December 31, 2023 (Successor Company), $5,897 for the year ended December 31, 2022 (Successor Company), $2,372 for the period of December 31, 2021 (Successor Company) and $1,007 for the six months ended June 30, 2021 (Predecessor Company).
Allowance for Credit Losses
Developing the Company’s best estimate of expected future cash flows for ACL on AFS debt securities is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions regarding the future performance. Cash flows are discounted at the effective yield that is used to record interest income. The Company's considerations include, but are not limited to (a) changes in the financial condition of the issuer and/or the underlying collateral, (b) whether the issuer is current on contractually obligated interest and principal payments, (c) credit

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
ratings, (d) payment structure of the security and (e) the extent to which the fair value has been less than the amortized cost of the security.
For non-structured securities, assumptions include, but are not limited to: economic and industry-specific trends and fundamentals, instrument-specific developments including changes in credit ratings, industry earnings multiples and the issuer’s ability to restructure, access capital markets, and execute asset sales.
For structured securities, assumptions include, but are not limited to, various performance indicators such as historical and projected default and recovery rates, credit ratings, current and projected delinquency rates, loan-to-value ratios ("LTV"), average cumulative collateral loss rates that vary by vintage year, prepayment speeds, and property value declines. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value.
The following presents a rollforward of the ACL for AFS debt securities, by major security type:

	Collateralized Loan Obligations	Commercial Mortgage-Backed Securities	Corporate Bonds	Total
Balance as of January 1, 2022 (Successor Company)	$—	$—	$—	$—
Initial credit losses	—	—	1	1
Write-offs	—	—	(1)	(1)
Balance as of December 31, 2022 (Successor Company) [1]	—	—	—	—

Initial credit losses	2	7	8	17
Reduction for sales	—	—	(1)	(1)
Balance at December 31, 2023 (Successor Company)[1]	$2	$7	$7	$16
[1]As of December 31, 2023 and 2022 (Successor Company), the Company held no PCD AFS debt securities.

Net Investment Income
Net investment income by asset class consists of the following:

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
	2023	2022
Fixed maturities [1]	$695	$620	$174	$243
Equity securities	11	10	10	2
Mortgage loans	80	74	32	45
Policy loans	90	82	36	40
Investment funds	116	168	259	216
Other investments [2]	(381)	(146)	1	1
Investment expense	(21)	(30)	(14)	(13)
Total net investment income	$590	$778	$498	$534
[1]    Includes net investment income on short-term investments and excludes amounts related to fixed maturities where the FVO was elected.
[2]    Includes income from derivatives that qualify for hedge accounting and hedge fixed maturities along with income on assets from the COLI block of business. Includes the accretion using a risk-free rate on the book value of investment portfolios of modified coinsurance arrangements

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
Investment and Derivative Related Losses, Net
Investment and derivative related losses, net by asset class consists of the following:

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
	2023	2022
Available-for-sale debt securities
Gross gains on sales	1	2	14	55
Gross losses on sales	(194)	(532)	(20)	(8)
Net realized gain/loss on other disposals	(12)	—	—	—
Net realized investment related gains (losses) on available-for-sale debt securities	$(205)	$(530)	$(6)	$47

Provision for credit losses on fixed maturities, available-for-sale	(16)	(1)	—	—
Net recognized investment related losses on fair value option fixed maturities	(11)	(21)	—	—
Net realized investment related gains (losses) on equity securities	12	5	19	—
Net unrealized investment related gains (losses) on equity securities still held at the end of the period	(8)	(24)	(3)	—
Provision for credit losses on mortgage loans	(11)	(3)	—	6
Net recognized investment related gains on fair value option investment funds	41	16	—	—
Embedded derivatives [1]	198	1,014	15	80
Freestanding derivatives [1]	(926)	(297)	(73)	(379)
Fixed indexed annuities hedge program	22	(247)	—	—
Other, net	(25)	12	(2)	4
Investment and derivative related losses, net	$(929)	$(76)	$(50)	$(242)
[1]     Refer to the Non-Qualifying Derivatives section of Note 4 - Derivatives for additional information.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
Accrued Interest Receivable
Accrued interest receivable recorded in other assets on the balance sheets consists of the following, by asset class:

	Successor Company
	As of December 31,
	2023	2022
Available-for-sale debt securities	$161	$182
Mortgage loans	6	8

Mortgage Loans
The following table presents the Company’s mortgage loans, by geographic location:

	Successor Company
	December 31, 2023		December 31, 2022
	Amortized Cost	Percent of Total	Amortized Cost	Percent of Total
East North Central	$87	4.3%	$74	2.9%
East South Central	34	1.7%	32	1.3%
Middle Atlantic	175	8.6%	194	7.7%
Mountain	176	8.6%	185	7.3%
New England	70	3.4%	82	3.2%
Pacific	462	22.6%	535	21.1%
South Atlantic	621	30.3%	694	27.4%
West North Central	40	1.9%	—	—%
West South Central	213	10.4%	180	7.1%
Other [1]	167	8.2%	559	22.0%
Total mortgage loans	$2,045	100%	$2,535	100%
[1]    Primarily represents loans collateralized by multiple properties in various regions.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
The following table presents the Company’s mortgage loans, by property type:

	Successor Company
	December 31, 2023		December 31, 2022
	Amortized Cost	Percent of Total	Amortized Cost	Percent of Total
Commercial
Industrial	$711	34.8%	$787	31.0%
Multifamily	617	30.2%	669	26.4%
Office	340	16.6%	383	15.1%
Retail	377	18.4%	443	17.5%
Single Family	—	—%	253	10.0%
Total mortgage loans	$2,045	100%	$2,535	100%

Allowance for Credit Losses
The Company reviews mortgage loans on a quarterly basis to estimate the ACL, with changes in the ACL recorded in investment and derivative related losses, net. Apart from an ACL recorded on individual mortgage loans where the borrower is experiencing financial difficulties, the Company records an ACL on the pool of mortgage loans based on lifetime expected credit losses. The Company utilizes a third-party forecasting model to estimate lifetime expected credit losses at a loan level under multiple economic scenarios. The scenarios use macroeconomic data provided by an internationally recognized economics firm that generates forecasts of varying economic factors such as GDP growth, unemployment and interest rates. The economic scenarios are projected over 10 years. The first two years to four years of the 10-year period assume a specific modeled economic scenario (including moderate upside, moderate recession and severe recession scenarios) and then revert to historical long-term assumptions over the remaining period. Using these economic scenarios, the forecasting model projects property-specific operating income and capitalization rates used to estimate the value of a future operating income stream. The operating income and the property valuations derived from capitalization rates are compared to loan payment and principal amounts to create debt-service coverage ratios ("DSCRs") and LTVs over the forecast period. The Company's process also considers qualitative factors. The model overlays historical data about mortgage loan performance based on DSCRs and LTVs and projects the probability of default, amount of loss given a default and resulting expected loss through maturity for each loan under each economic scenario. Economic scenarios are probability-weighted based on a statistical analysis of the forecasted economic factors and qualitative analysis. The Company records the change in the ACL on mortgage loans based on the weighted-average expected credit losses across the selected economic scenarios. When a borrower is experiencing financial difficulty, including when foreclosure is probable, the Company measures an ACL on individual mortgage loans. The ACL is established for any shortfall between the amortized cost of the loan and the fair value of the collateral less costs to sell. Estimates of collectibility from an individual borrower require the use of significant management judgment and include the probability and timing of borrower default and loss severity estimates. In addition, cash flow projections may change based upon new information about the borrower's ability to pay and/or the value of underlying collateral such as changes in projected property value estimates. As of December 31, 2023 and 2022 (Successor Company), the Company did not have any mortgage loans for which an ACL was established on an individual basis.
There were no mortgage loans held-for-sale as of December 31, 2023 and 2022 (Successor Company). In addition, as of December 31, 2023 and 2022 (Successor Company), the Company had no mortgage loans that have had extensions or restructurings other than what is allowable under the original terms of the contract. As of December 31, 2023 and 2022 (Successor Company), the Company held no PCD mortgage loans.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
The following table presents a rollforward of the ACL for mortgage loans:

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
	2023	2022
Beginning balance	$15	$12	$—	$17
Cumulative effect of pushdown accounting	—	—	12	—
Adjusted beginning balance ACL	15	12	12	17
Current-period provision	11	3	—	(6)
Ending balance	$26	$15	$12	$11

The increase in the allowance for the year ended December 31, 2023 (Successor Company) was primarily attributable to changes in market conditions and an update in assumptions. The increase in the allowance for the year ended December 31, 2022 (Successor Company) was primarily attributable to the deteriorating economic conditions and the potential impact on real estate property valuations and, to a lesser extent, net additions of new loans. The increase in the allowance for the period of July 1, 2021 to December 31, 2021 (Successor Company) was the result of pushdown accounting. The decrease in the allowance for the six months ended June 30, 2021 (Predecessor Company), is the result of improved economic scenarios, including improved GDP growth and unemployment, and higher property valuations as compared to the prior periods.
Credit Quality Indicators
The weighted-average LTV ratio at origination of the Company’s mortgage loans held as of December 31, 2023 (Successor Company) was 60%. LTV ratios compare the loan amount to the value of the underlying property collateralizing the loan with property values based on appraisals performed at origination. Factors considered in estimating property values include, among other things, actual and expected property cash flows, geographic market data and the ratio of the property's net operating income to its value. DSCR compares a property’s net operating income to the borrower’s principal and interest payments which are updated no less than annually through reviews of underlying properties.
The following represents the LTV ratio and DSCR for mortgage loans, by origination year:

As of December 31, 2023 (Successor Company)
	2023	2022	2021	2020	2019	Prior	Total
Amortized cost for loan-to-values:
Greater than 80%	$—	$56	$16	$—	$—	$48	$120
65% to 80%	—	81	137	23	27	175	443
Less than 65%	19	235	198	49	165	816	1,482
Total	19	372	351	72	192	1,039	2,045

Amortized cost for debt-service coverage ratios:
Greater than 1.50x	—	239	301	72	171	952	1,735
1.15x to 1.50x	3	50	29	—	13	87	182
0.95x to 1.15x	16	19	16	—	8	—	59
Less than 0.95x	—	64	5	—	—	—	69
Total	19	372	351	72	192	1,039	2,045

Average loan-to-value for debt-service coverage ratios:
Greater than 1.50x	—%	54.3%	58.6%	55.9%	54.2%	49.4%	52.4%
1.15x to 1.50x	51.6%	38.6%	62.2%	—%	69.5%	61.5%	55.7%
0.95x to 1.15x	39.8%	77.5%	84.3%	—%	76.9%	—%	68.8%

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Less than 0.95x	—%	77.1%	50.3%	—%	—%	—%	75.2%
Weighted average	42.7%	57.4%	59.7%	56.2%	56.3%	50.4%	54.0%

As of December 31, 2022 (Successor Company)
	2022	2021	2020	2019	2018	Prior	Total
Amortized cost for loan-to-values:
Greater than 80%	$54	$—	$—	$—	$—	$41	$95
65% to 80%	10	21	14	27	116	60	248
Less than 65%	461	379	166	220	181	785	2,192
Total	525	400	180	247	297	886	2,535

Amortized cost for debt-service coverage ratios:
Greater than 1.50x	229	372	175	225	181	762	1,944
1.15x to 1.50x	27	28	—	14	74	122	265
0.95x to 1.15x	16	—	—	8	42	—	66
Less than 0.95x	—	—	5	—	—	2	7
Not applicable [1]	253	—	—	—	—	—	253
Total	525	400	180	247	297	886	2,535

Weighted average loan-to-value for debt-service coverage ratios:
Greater than 1.50x	51.1%	53.9%	34.4%	45.1%	51.7%	51.3%	49.6%
1.15x to 1.50x	29.2%	55.6%	—%	65.0%	65.4%	52.0%	54.4%
0.95x to 1.15x	50.1%	—%	—%	72.8%	71.7%	—%	66.7%
Less than 0.95x	—%	—%	50.0%	—%	—%	47.3%	50.8%
Not applicable [1]	60.9%	—%	—%	—%	—%	—%	60.9%
Weighted average	54.6%	54.0%	34.8%	47.1%	57.9%	51.4%	51.7%
[1]Represents certain construction and other mortgage loans in which rent is not collected.
Past-Due Mortgage Loans
Mortgage loans are considered past due if a payment of principal or interest is not received according to the contractual terms of the loan agreement, which typically includes a grace period. As of December 31, 2023 and 2022 (Successor Company), the Company held no mortgage loans considered past due.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
Repurchase Agreements and Other Collateral Transactions
The Company enters into securities financing transactions as a way to earn additional income or manage liquidity, primarily through repurchase agreements.
Repurchase Agreements
From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. The maturity of these transactions is generally of ninety days or less. Repurchase agreements include master netting provisions that provide both parties the right to offset claims and apply securities held by them with respect to their obligations in the event of a default. Although the Company has the contractual right to offset claims, the Company's current positions do not meet the specific conditions for net presentation.
Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred under specified conditions and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company's balance sheets. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in fixed maturities, AFS with the obligation to repurchase those securities recorded in other liabilities on the Company's balance sheets. As noted above, the Company’s current positions do not permit net presentation, however, the following presents the potential effect of rights of setoff associated with repurchase agreements:

	Successor Company
	As of December 31,
	2023	2022
Gross amounts recognized	$(421)	$(564)
Gross amounts not offset:
Financial instruments [1]	439	577
Net amount	$18	$13
[1]Included within fixed maturities and short-term investments on the Company's balance sheets.
Refer to Note 4 - Derivatives the potential effect of rights of set-off associated with recognized derivative assets and liabilities.
Other Collateral Transactions
The Company is required by law to deposit securities with government agencies in certain states in which it conducts business. As of December 31, 2023 and 2022 (Successor Company), the fair value of securities on deposit was $22 and $20, respectively.
For disclosure of collateral in support of derivative transactions, refer to the Derivative Collateral Arrangements section of Note 4 - Derivatives.
Variable Interest Entities
As of December 31, 2023 and 2022, the Company did not hold any investment in a VIE for which it was the primary beneficiary.
The Company’s maximum exposure to loss as of December 31, 2023 and 2022 of non-consolidated VIE included in investment funds on the Company's balance sheets is limited to $1,428 and $1,300, respectively. The Company’s maximum exposure to loss as of December 31, 2023 and 2022 of non-consolidated VIEs included in fixed maturities on the Company's balance sheets is limited to $4,124 and $323, respectively. As of December 31, 2023 and 2022, the Company had outstanding commitments totaling $939 and $410, respectively, whereby the Company is committed to fund these investments and may be called by the VIE during the commitment period to fund the purchase of new investments and partnership expenses. These investments are generally of a passive nature in that the Company does not take an active role in management.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
Equity Method Investments
The majority of the Company's investment funds, including hedge funds, mortgage and real estate funds, and private equity and other funds, are accounted for under the equity method of accounting. The Company recognized total equity method income of $116 and $168 for the years ended December 31, 2023 and 2022 (Successor Company). Equity method income is reported in net investment income. The Company’s maximum exposure to loss as of December 31, 2023 (Successor Company) is limited to the total carrying value of $1.4 billion. In addition, the Company has outstanding commitments totaling approximately $559 related to as of December 31, 2023 (Successor Company).
For the year ended December 31, 2023 (Successor Company), aggregate net investment income from investment funds exceeded 10% of the Company’s pre-tax net income. Accordingly, the Company is disclosing summarized financial data in the subsequent table which reflects the latest available financial information. This aggregated summarized financial data does not represent the Company’s proportionate share of the investment's assets or earnings.

	Successor Company
	As of December 31,
(in billions)	2023	2022
Total assets	$176.4	$172.7
Total liabilities	29.4	28.6
Net income	12.7	6.6
Concentration of Credit Risk
The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk. The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk. The following table discloses the Company’s investment exposure to any credit concentration risk of a single issuer greater than 10% of the Company's shareholder’s equity, other than the U.S. government and certain U.S. government agencies:

Market Value
Pacific Investment Management Inc.	$370
Morgan Stanley	263
Wells Fargo & Company	256
J.P. Morgan Chase & Co.	229
Citigroup	180
Madison Capital Funding	179
Deutsche Telekom	157
Strategic Partners Fund VIII L.P.	145
Bank Of America Corp.	134
UBS	128
Comm Mortgage Trust	115
HSBC Holdings Plc	113
Goldman Sachs Group Inc.	105

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives
The Company utilizes a variety of OTC, OTC-cleared and exchange traded derivative instruments as a part of its overall risk management strategy as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, credit spread, issuer default and currency exchange rate exposures or movements. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company’s investment policies.
Derivatives Designated and Qualifying as Hedging Instruments
Some of the Company's derivatives satisfy hedge accounting requirements as outlined in Note 1 - Basis of Presentation and Significant Accounting Policies of these financial statements. Typically, these hedging instruments include interest rate swaps and, to a lesser extent, foreign currency swaps where the terms or expected cash flows of the hedged item closely match the terms of the swap. The interest rate swaps are typically used to manage interest rate duration of certain fixed maturity securities or liability contracts. The hedge strategies by hedge accounting designation include:
Cash Flow Hedges
Interest rate swaps are predominantly used to manage portfolio duration and better match cash receipts from assets with cash disbursements required to fund liabilities. These derivatives primarily convert interest receipts on floating-rate fixed maturity securities to fixed rates. Foreign currency swaps are used to convert foreign currency-denominated cash flows related to certain investment receipts and liability payments to U.S. dollars in order to reduce cash flow fluctuations due to changes in currency rates.
Derivatives Not Designated as Hedging Instruments
Derivative relationships that do not qualify for hedge accounting (“non-qualifying strategies”) primarily include the hedge program for the Company's VA products, as well as the hedging and replication strategies that utilize credit default swaps. In addition, hedges of interest rate, foreign currency and equity risk of certain fixed maturities, equities and liabilities do not qualify for hedge accounting.
The non-qualifying strategies include:
Interest Rate Swaps, Swaptions and Futures
The Company uses interest rate swaps, swaptions and futures to manage interest rate duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of December 31, 2023 (Successor Company), there were no interest rate swaps in offsetting relationships and as of December 31, 2022 (Successor Company), the notional amount of interest rate swaps in offsetting relationships was $276.
Foreign Currency Swaps and Forwards
The Company enters into foreign currency swaps to convert the foreign currency exposures of certain foreign currency-denominated fixed maturity investments to U.S. dollars. The Company also enters into foreign currency forwards to hedge non-U.S. dollar denominated cash.
Credit Contracts
Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in the value of fixed maturity securities. Credit default swaps are also used to assume credit risk related to an individual entity or referenced index as a part of replication transactions. These contracts require the Company to pay or receive a periodic fee in exchange for compensation from the counterparty or the Company should the referenced security issuers experience a credit event, as defined in the contract. In addition, the Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward.
Macro Hedge Program
The Company utilizes equity swaps, options and futures as well as interest rate swaps to provide protection against the statutory tail scenario risk to the Company's statutory surplus arising from higher GMWB and GMDB claims, as well as lower VA fee revenue.
Embedded Derivatives
The Company has assumed through reinsurance certain FIA products with index-based crediting that constitutes an embedded derivative. The cedant hedges this risk and provides the benefits of this hedging as part of the reinsurance settlements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)
The Company formerly offered, and subsequently fully reinsured, certain UL products with index-linked features that also constitute an embedded derivative.
Ceded Modified Coinsurance Reinsurance Contracts
As of December 31, 2023 and 2022 (Successor Company), the Company had approximately $877 and $645, respectively, of invested assets supporting other policyholder funds and benefits payable reinsured under a modified coinsurance arrangement in connection with the sale of the Individual Life business, which was structured as a reinsurance transaction. The assets are primarily held in trust accounts established by the Company. The Company pays or receives cash quarterly to settle the operating results of the reinsured business, including the investment results. As a result of this modified coinsurance arrangement, the Company has an embedded derivative that transfers to the reinsurer certain unrealized changes in fair value of investments subject to interest rate and credit risk. The notional amount of the embedded derivative reinsurance contracts are the reinsured liabilities which are generally measured on a statutory basis and equivalent to the book value of the identified invested assets which support the reinsured reserves. The identified underlying is the total return on the identified invested assets which support the reinsured reserves. A funds withheld liability is recorded for funds contractually withheld by the Company under funds withheld modified coinsurance arrangements in which the Company is the cedant.
Derivative Balance Sheet Classification
For reporting purposes, the Company has elected to offset within assets or liabilities based upon the net of the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty under a master netting agreement, which provides the Company with the legal right of offset. The following fair value amounts do not include income accruals or related cash collateral receivables and payables, which are netted with derivative fair value amounts to determine balance sheet presentation. Derivatives in the Company’s separate accounts, where the associated gains and losses accrue directly to policyholders are not included in the table below. The Company’s derivative instruments are held for risk management purposes, unless otherwise noted in the following table. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company’s derivative activity. Notional amounts are not necessarily reflective of credit risk. The following tables exclude investments that contain an embedded credit derivative for which the Company has elected the FVO.
The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks they are utilized to manage. The fair value amounts below represent the value of derivative contracts prior to taking into account the netting effects of master netting agreements, accrued interest, and cash collateral.
The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks they are utilized to manage. The fair value amounts below represent the value of derivative contracts prior to taking into account the netting effects of master netting agreements, accrued interest, and cash collateral.

	Notional Amount	Fair Value
		Net	Assets	Liabilities
As of December 31, 2023
Designated and qualifying as hedges
Cash flow hedges
Interest rate swaps	$250	$(29)	$—	$29

Not designated as hedges
Embedded derivatives
Funds withheld on modified coinsurance [2] [3]	—	302	—	(302)
Fixed indexed annuities [2] [3]	—	(135)	406	541
Other [2] [3]	—	—	(5)	(5)
Total embedded derivatives	—	167	401	234

Freestanding derivatives [1]
Variable annuities macro hedge program	10,340	5	151	146
Foreign currency swaps and forwards	202	12	12	—
Interest rate swaps, swaptions, and futures	1,087	(188)	—	188

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

	Notional Amount	Fair Value
		Net	Assets	Liabilities
Credit derivatives	500	10	10	—
Total freestanding derivatives	12,129	(161)	173	334

Total not designated as hedges	12,129	6	574	568

Total derivatives	$12,379	$(23)	$574	$597

As of December 31, 2022
Designated and qualifying as hedges
Cash flow hedges [1]
Interest rate swaps	$250	$—	$—	$—

Not designated as hedges
Embedded derivatives
Funds withheld on modified coinsurance [2] [3]	—	726	129	(597)
Fixed indexed annuities [2] [3]	—	(81)	243	324
Other [2] [3]	—	—	(29)	(29)
Total embedded derivatives	—	645	343	(302)

Freestanding derivatives [1]
Variable annuities macro hedge program	22,823	211	506	295
Foreign currency swaps and forwards	161	15	16	1
Interest rate swaps, swaptions, and futures	1,363	(1)	3	4
Credit derivatives	500	4	4	—
Total freestanding derivatives	24,847	229	529	300

Total not designated as hedges	24,847	874	872	(2)

Total derivatives	$25,097	$874	$872	$(2)
[1]Represents the gross fair value of freestanding derivatives excluding collateral and accrued income which are recorded in other investments and other liabilities on the balance sheets.
[2]For certain assumed and ceded reinsurance agreements the notional value is not indicative of the volume of activity. Refer to Note 6 - Reinsurance for additional information regarding the activity which generated the value of the embedded derivative.
[3]These derivatives are not held for risk management purposes. Assets are recorded in reinsurance recoverables and liabilities in other policyholder funds and benefits payable.
Offsetting of Derivative Assets/Liabilities
The following table presents the gross fair value amounts, inclusive of income accruals, amounts offset, and the net position of derivative instruments eligible for offset on the Company's balance sheets. Amounts offset include fair value amounts, income accruals and related cash collateral receivables and payables associated with derivative instruments that are traded under a common master netting agreement, as described in the preceding discussion. Also included in the tables are financial collateral receivables and payables, which are contractually permitted to be offset upon an event of default, although are disallowed for offsetting under US GAAP.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)
The following presents the effect or potential effect of rights of set-off associated with recognized derivative assets and liabilities:

	As of December 31, 2023		As of December 31, 2022
	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Gross amounts recognized [1]	$202	$(386)	$529	$(300)
Gross amounts offset [2]	(167)	329	(446)	195
Net amount presented [3]	35	(57)	83	(105)

Gross amounts not offset:
Cash collateral [2]	(30)	30	—	—
Net amount	5	(27)	83	(105)

Off-balance sheet securities collateral [4]	(1)	58	(68)	103
Net amount	$4	$31	$15	$(2)
[1]Represents the fair value of freestanding derivatives inclusive of accrued income.
[2]Excludes collateral associated with exchange-traded derivative instruments included in other assets.
[3]Derivative assets and liabilities, including cash collateral and accrued interest, are presented on the Company's balance sheets in other investments and other liabilities, respectively.
[4]Non-cash collateral received excludes initial margin and is not recognized on our balance sheets unless the obligor (transferor) has defaulted under the terms of the secured contract and is no longer entitled to redeem the pledged asset.
Refer to Note 3 - Investments for the effect of rights of set-off associated with repurchase agreements.
Cash Flow Hedges
For derivative instruments that are designated and qualify as cash flow hedges, the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
As of December 31, 2023 (Successor Company), there were no before tax deferred net losses on derivative instruments expected to be reclassified from AOCI to earnings over the next twelve months. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to net investment income over the term of the investment cash flows.
For all periods presented, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.
Refer to Note 18 - Accumulated Other Comprehensive Income (Loss) for details regarding amounts recorded in and reclassified from AOCI for cash flow hedges.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)
Non-Qualifying Derivatives
For non-qualifying, including embedded derivatives that are required to be bifurcated from their host contracts, the gain or loss on the derivative is recognized within investment and derivative related losses, net as follows:

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
	2023	2022
Embedded derivatives
Modified coinsurance	$247	$809	$15	$22
Fixed indexed annuities	(54)	200	—	—
GMWB reinsurance contracts	—	—	—	(24)
GMWB and other products	5	5	—	82
Total embedded derivatives	198	1,014	15	80

Freestanding derivatives
Variable annuities macro hedge program	(897)	(1)	(100)	(301)
Foreign currency swaps and forwards	(1)	7	5	(2)
Interest rate swaps, swaptions, and futures	(40)	(306)	21	(76)
Credit derivatives	12	3	1	—
Total freestanding derivatives	(926)	(297)	(73)	(379)

Total	$(728)	$717	$(58)	$(299)
Credit Risk Assumed through Credit Derivatives
The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that are permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.

	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Underlying Referenced Credit Obligation [1]		Offsetting Notional Amount	Offsetting Fair Value
				Type	Average Credit Rating
Basket credit default swaps [3] with investment grade risk exposure:
As of December 31, 2023	$500	$10	5 years	Corporate Credit	BBB+	$—	$—
As of December 31, 2022	$500	$4	5 years	Corporate Credit	BBB+	$—	$—
[1]The average credit ratings are based on availability and are generally the midpoint of the available ratings among Moody’s, S&P, and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.
[2]Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements and applicable law which include collateral posting requirements. There is no additional specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.
[3]Comprised of swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)
Derivative Collateral Arrangements
The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2023 and 2022 (Successor Company), the Company pledged cash collateral with a fair value of $265 and $5, respectively, associated with derivative instruments. The collateral receivable has been recorded in other assets or other liabilities on the Company's balance sheets, as determined by the Company's election to offset on the balance sheet. As of December 31, 2023 and 2022 (Successor Company), the Company also pledged securities collateral associated with derivative instruments with a fair value of $58 and $106, respectively, which have been included in fixed maturities, AFS on the balance sheets. The counterparties have the right to sell or re-pledge these securities. In addition, as of December 31, 2023 and 2022 (Successor Company), the Company has pledged initial margin of cash related to OTC-cleared and exchange traded derivatives with a fair value of $42 and $15, respectively, which is recorded in other investments or other assets on the Company's balance sheets. As of December 31, 2023 and 2022 (Successor Company), the Company has pledged initial margin of securities related to OTC-cleared and exchange traded derivatives with a fair value of $130 and $187, respectively, which are included within fixed maturities, AFS on the Company's balance sheets.
As of December 31, 2023 and 2022 (Successor Company), the Company accepted cash collateral associated with derivative instruments of $89 and $262, respectively, which was invested and recorded on the balance sheets in fixed maturities, AFS and short-term investments with corresponding amounts recorded in other investments or other liabilities as determined by the Company's election to offset on the balance sheet. The Company also accepted securities collateral as of December 31, 2023 and 2022 (Successor Company) with a fair value of $1 and $79, respectively, which the Company has the right to sell or repledge. As of December 31, 2023 and 2022 (Successor Company), the Company had not repledged securities and did not sell any securities. The non-cash collateral accepted was held in separate custodial accounts and was not included on the Company's balance sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Fair Value Measurements
The Company carries certain financial assets and liabilities at estimated fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants. Our fair value framework includes a hierarchy that gives the highest priority to the use of quoted prices in active markets, followed by the use of market observable inputs, followed by the use of unobservable inputs. The fair value hierarchy levels are as follows:
Level 1    Fair values based primarily on unadjusted quoted prices for identical assets or liabilities, in active markets that the Company has the ability to access at the measurement date.
Level 2    Fair values primarily based on observable inputs, other than quoted prices included in Level 1, or based on prices for similar assets and liabilities.
Level 3    Fair values derived when one or more of the significant inputs are unobservable (including assumptions about risk). With little or no observable market, the determination of fair value uses considerable judgment and represents the Company’s best estimate of an amount that could be realized in a market exchange for the asset or liability. Also included are securities that are traded within illiquid markets and/or priced by independent brokers.
Net Asset Value ("NAV") – Other invested assets within separate accounts are typically measured using NAV as a practical expedient in determining fair value and are not classified in the fair value hierarchy. The carrying value reflects the pro rata ownership percentage as indicated by NAV in the investment’s financial statements, which may be adjusted if it’s determined NAV is not calculated consistent with investment company fair value principles. The underlying investments may have significant unobservable inputs, which may include but are not limited to, comparable multiples and weighted average cost of capital rates applied in valuation models or a discounted cash flow model.
The Company will classify the financial asset or liability by level based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable inputs (e.g., changes in interest rates) and unobservable inputs (e.g., changes in risk assumptions) are used to determine the fair value of assets and liabilities that the Company has classified within Level 3.
The following presents the hierarchy for our assets and liabilities measured at fair value on a recurring basis:

	Total	NAV / Netting [1]	Level 1	Level 2	Level 3
As of December 31, 2023
Assets
Fixed maturities
Asset-backed securities	$363	$—	$—	$313	$50
Collateralized loan obligations	966	—	—	847	119
Commercial mortgage-backed securities	1,446	—	—	1,440	6
Corporate bonds	9,545	—	—	8,054	1,491
Foreign government and agencies	404	—	—	404	—
Municipal bonds	803	—	—	803	—
Residential mortgage-backed securities	445	—	—	412	33
U.S. Treasury bonds	882	—	—	882	—
Total fixed maturities, available-for-sale	14,854	—	—	13,155	1,699

Fair value option fixed maturities	252	—	—	27	225
Total fixed maturities	15,106	—	—	13,182	1,924

Equity securities	182	—	9	150	23
Investment funds	238	—	—	—	238

Other investments
Freestanding derivatives [1]	35	(138)	11	22	140

Short-term investments	1,181	—	661	52	468

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Fair Value Measurements (continued)

	Total	NAV / Netting [1]	Level 1	Level 2	Level 3
Reinsurance recoverables
Fixed indexed annuities hedge program	193	—	—	—	193
Reinsurance recoverable for FIA embedded derivative	406	—	—	—	406
Ceded other embedded derivative	(5)	—	—	—	(5)
Ceded market risk benefits	648	—	—	—	648
Total reinsurance recoverables	1,242	—	—	—	1,242

Market risk benefits	578	—	—	—	578
Separate account assets	89,514	200	54,877	34,389	48
Total assets	$108,076	$62	$55,558	$47,795	$4,661

Liabilities
Other policyholder funds and benefits payable
Fixed indexed annuities embedded derivatives	$541	$—	$—	$—	$541
Other embedded derivative	(5)	—	—	—	(5)
Total other policyholder funds and benefits payable	536	—	—	—	536

Market risk benefits	1,074	—	—	—	1,074

Funds withheld liability
Modified coinsurance embedded derivative	(110)	—	—	(110)	—
Related party modified coinsurance embedded derivative	(192)	—	—	(192)	—
Fixed indexed annuities hedge program retrocession	145	—	—	—	145
Total funds withheld liability	(157)	—	—	(302)	145

Other liabilities
Freestanding derivatives [1]	57	(306)	11	284	68

Total liabilities	$1,510	$(306)	$11	$(18)	$1,823

As of December 31, 2022
Assets
Fixed maturities
Asset-backed securities	$254	$—	$—	$213	$41
Collateralized loan obligations	676	—	—	567	109
Commercial mortgage-backed securities	1,514	—	—	1,237	277
Corporate bonds	10,241	—	—	9,622	619
Foreign government and agencies	315	—	—	311	4
Municipal bonds	1,040	—	—	1,039	1
Residential mortgage-backed securities	417	—	—	400	17
U.S. Treasury bonds	926	—	—	926	—
Total fixed maturities, available-for-sale	15,383	—	—	14,315	1,068

Fair value option fixed maturities	331	—	—	25	306
Total fixed maturities	15,714	—	—	14,340	1,374

Equity securities	179	—	—	155	24

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Fair Value Measurements (continued)

	Total	NAV / Netting [1]	Level 1	Level 2	Level 3
Investment funds	58	—	—	—	58

Other investments
Freestanding derivatives [1]	83	(112)	—	40	155

Short-term investments	1,489	—	742	610	137
Reinsurance recoverables
Fixed indexed annuities hedge program	49	—	—	—	49
Reinsurance recoverable for FIA embedded derivative	243	—	—	—	243
Funds withheld embedded derivative	129	—	—	129	—
Ceded other embedded derivatives	(29)	—	—	—	(29)
Ceded market risk benefits	894	—	—	—	894
Total reinsurance recoverables	1,286	—	—	129	1,157

Market risk benefits	325	—	—	—	325
Separate account assets	87,255	288	53,775	33,139	53
Total assets	$106,389	$176	$54,517	$48,413	$3,283

Liabilities
Other policyholder funds and benefits payable
Fixed indexed annuities embedded derivatives	$324	$—	$—	$—	$324
Other embedded derivative	(29)	—	—	—	(29)
Total other policyholder funds and benefits payable	295	—	—	—	295

Market risk benefits	1,204	—	—	—	1,204

Funds withheld liability
Modified coinsurance embedded derivative	(597)	—	—	(597)	—
Fixed indexed annuities hedge program retrocession	37	—	—	—	37
Total funds withheld liability	(560)	—	—	(597)	37

Other liabilities
Freestanding derivatives [1]	105	139	—	(41)	7

Total liabilities	$1,044	$139	$—	$(638)	$1,543
[1]“Netting” represents the fair value of freestanding derivatives as well as cash collateral and accrued income offset under master netting agreements. Refer to Note 4 - Derivatives for additional information regarding offsetting of derivatives.
Valuation Techniques
The Company generally determines fair values using valuation techniques that use prices, rates, and other relevant information evident from market transactions involving identical or similar instruments. Valuation techniques also include, where appropriate, estimates of future cash flows that are converted into a single discounted amount using current market expectations. The Company uses a "waterfall" approach comprised of the following pricing sources and techniques, which are listed in priority order:
•Quoted prices, unadjusted, for identical assets or liabilities in active markets, which are classified as Level 1.
•Prices from third-party pricing services, which primarily utilize a combination of techniques. These services utilize recently reported trades of identical, similar, or benchmark securities making adjustments for market observable inputs

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Fair Value Measurements (continued)
available through the reporting date. If there are no recently reported trades, they may use a discounted cash flow technique to develop a price using expected cash flows based upon the anticipated future performance of the underlying collateral discounted at an estimated market rate. Both techniques develop prices that consider the time value of future cash flows and provide a margin for risk, including liquidity and credit risk. Most prices provided by third-party pricing services are classified as Level 2 because the inputs used in pricing the securities are observable. However, some securities that are less liquid or trade less actively are classified as Level 3. Additionally, certain long-dated securities, such as municipal securities and bank loans, include benchmark interest rate or credit spread assumptions that are not observable in the marketplace and are thus classified as Level 3.
•Internal matrix pricing is a valuation process internally developed for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. Internal pricing matrices determine credit spreads that, when combined with risk-free rates, are applied to contractual cash flows to develop a price. The Company develops credit spreads using market based data for public securities adjusted for credit spread differentials between public and private securities, which are obtained from a survey of multiple private placement brokers. The market-based reference credit spread considers the issuer’s sector, financial strength, and term to maturity, using an independent public security index, while the credit spread differential considers the non-public nature of the security. Securities priced using internal matrix pricing are classified as Level 2 because the significant inputs are observable or can be corroborated with observable data.
•Independent broker quotes, which are typically non-binding use inputs that can be difficult to corroborate with observable market based data. Brokers may use present value techniques using assumptions specific to the security types, or they may use recent transactions of similar securities. Due to the lack of transparency in the process that brokers use to develop prices, valuations that are based on independent broker quotes are classified as Level 3.
The fair value of freestanding derivative instruments is determined primarily using a discounted cash flow model or option model technique and incorporates counterparty credit risk. In some cases, quoted market prices for exchange-traded and OTC cleared derivatives may be used and in other cases independent broker quotes may be used. The pricing valuation models primarily use inputs that are observable in the market or can be corroborated by observable market data. The valuation of certain derivatives may include significant inputs that are unobservable, such as volatility levels, and reflect the Company’s view of what other market participants would use when pricing such instruments.
Fair values for FIA embedded derivatives are classified as Level 3 in the fair value hierarchy and are calculated using internally developed models that utilize significant unobservable inputs because active, observable markets do not exist for these items.
Valuation Inputs
Quoted prices for identical assets in active markets are considered Level 1 and consist of on-the-run U.S. Treasuries, money market funds, exchange-traded equity securities, open-ended mutual funds, certain short-term investments, and exchange traded futures and option contracts.
Primary observable and unobservable inputs for level 2 and level 3 fair value measurements are described below.
Fixed Maturities
Structured Securities
Primary observable inputs include: benchmark yields and spreads; monthly payment information; collateral performance, which varies by vintage year and includes delinquency rates, loss severity rates and refinancing assumptions; and credit default swap indices. Primary observable inputs specific to ABS, CLOs, and RMBS include: estimates of future principal prepayments, derived from the characteristics of the underlying structure; and prepayment speeds previously experienced at the interest rate levels projected for the collateral.
Primary unobservable inputs include: independent broker quotes; and credit spreads and interest rates beyond the observable curves. Primary unobservable inputs specific to less liquid securities or those that trade less actively, including subprime RMBS include: estimated cash flows; credit spreads, which include illiquidity premium; constant prepayment rates; constant default rates; and loss severity.
Corporate Bonds
Includes private placement securities for which the Company has elected the fair value option.
Primary observable inputs include: benchmark yields and spreads; reported trades, bids, offers of the same or similar securities; issuer spreads; and credit default swap curves. Primary observable specific to investment grade privately placed securities that utilize internal matrix pricing include credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Fair Value Measurements (continued)
Primary unobservable inputs include: independent broker quotes; credit spreads beyond the observable curve; and interest rates beyond the observable curve. Primary unobservable inputs specific to below investment grade privately placed securities and private bank loans include credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature.
Foreign Government and Agencies, Municipal Bonds, and U.S. Treasury Bonds
Primary observable inputs include: benchmark yields and spreads; issuer credit default swap curves; political events in emerging market economies; Municipal Securities Rulemaking Board reported trades and material event notices; and issuer financial statements.
Primary unobservable inputs include credit spreads and interest rates beyond the observable curves.
Equity Securities
Primary observable inputs include quoted prices in markets that are not active.
Primary unobservable inputs include internal discounted cash flow models utilizing earnings multiples or other cash flow assumptions.
Investment Funds
There are no primary observable inputs.
Primary unobservable inputs include: prices of privately traded securities; and characteristics of privately traded securities, including yield, duration and spread duration. For equity method investments not held at fair value, the carrying value of the investment is based on the latest capital statement received by the Company for their investment.
Freestanding Derivatives
Credit Derivatives
Primary observable inputs include: swap yield curves; and credit default swap curves.
Foreign Currency Derivatives
Primary observable inputs include: the swap yield curve; currency spot and forward rates; and cross currency basis curves.
Interest Rate Derivatives
Primary observable inputs include the swap yield curve.
Primary unobservable inputs include: independent broker quotes; interest rate volatility; and the swap curve beyond 30 years.
Short-Term Investments
Primary observable inputs include: benchmark yields and spreads; reported trades, bids, and offers; issuer spreads and credit default swap curves; and material event notices and new issue money market rates.
Primary unobservable inputs include independent broker quotes.
Fixed Indexed Annuities Embedded Derivatives
Primary observable inputs include: risk-free rates as represented by the Eurodollar futures, LIBOR deposits and swap rates to derive forward curve rates; correlations of 10 years of observed historical returns across underlying well-known market indices; correlations of historical index returns compared to separate account fund returns; and equity index levels.
Primary unobservable inputs include: market implied equity volatility assumptions; credit standing adjustment assumptions; option budgets; and assumptions about policyholder behavior, such as withdrawal utilization, withdrawal rates, lapse rates, and reset elections.
The fair value for the FIA embedded derivatives are calculated as an aggregation of the following components: Best Estimate Benefits; Credit Standing Adjustment; and Margins. The Company believes the aggregation of these components results in an amount that a market participant in an active liquid market would require, if such a market existed. Each component described in the following discussion is unobservable in the marketplace and requires subjectivity by the Company in determining its value.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Fair Value Measurements (continued)
Best Estimate Benefits
The Best Estimate Benefits are calculated based on actuarial and capital market assumptions related to projected cash flows, including the present value of benefits and related contract charges, over the lives of the contracts, incorporating unobservable inputs including expectations concerning policyholder behavior.
Credit Standing Adjustment
The credit standing adjustment is an estimate of the adjustment to the fair value that market participants would require in determining fair value to reflect the risk will not be fulfilled. The Company incorporates a blend of estimates of peer company and reinsurer bond spreads and credit default spreads from capital markets.
Margins
The behavior risk margin adds a margin that market participants would require, in determining fair value, for the risk that the Company’s assumptions about policyholder behavior could differ from actual experience. The behavior risk margin is calculated by taking the difference between adverse policyholder behavior assumptions and best estimate assumptions.
Separate Account Assets
Separate account assets include fixed maturities, equity securities (largely consisted of mutual funds), mortgage loans, short-term investments, and other invested assets (largely consisted of investment funds and freestanding derivatives) that are valued in the same manner, and using the same pricing sources and inputs, as those investments held by the Company.
For other invested assets in which fair value represents a share of the NAV 34% and 53% were subject to significant liquidation restrictions as of December 31, 2023 (Successor Company) and December 31, 2022 (Predecessor Company), respectively. As of December 31, 2023 (Successor Company) and December 31, 2022 (Predecessor Company), there were no investment funds that did not allow any form of redemption.
Separate account assets classified as Level 3 primarily include long-dated bank loans, subprime RMBS and commercial mortgage loans.
The following summarizes the significant unobservable inputs for level 3 fixed maturities, freestanding derivatives, and FIA embedded derivatives:

Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Range	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
As of December 31, 2023
Asset-backed securities
$50	Discounted cash flows	Spread	251bps to 426bps	316bps	Decrease

Collateralized loan obligations [3]:
$59	Option model	Spread	268bps to 270bps	269bps	Decrease

Commercial mortgage-backed securities:
$6	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	1,041bps to 1,041bps	1,041bps	Decrease

Corporate bonds [3]:
$1,421	Discounted cash flows	Spread	49bps to 894bps	246bps	Decrease

Residential mortgage-backed securities [3]:
$14	Discounted cash flows	Spread [5]	387bps to 387bps	387bps	Decrease

Fair value option fixed maturities
$225	Discounted cash flows	Spread	2bps to 312bps	166bps	Decrease

Macro hedge program [3]:
$(2)	Option model	Equity volatility	10.81% to 31.73%	17.9%	Increase

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Fair Value Measurements (continued)

Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Range	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
$84		Interest rate volatility	0.22% to 2.86%	1.2%	Increase

Fixed indexed annuities embedded derivatives:
$541		Withdrawal rates [6]	0.0% to 15.9%	1.7%	Decrease
		Lapse rates [7]	0.3% to 30.0%	6.4%	Decrease
		Option budgets [8]	0.1% to 3.8%	1.5%	Increase
		Credit standing adjustment [9]	0.6% to 2.5%	1.6%	Decrease

As of December 31, 2022
Collateralized loan obligations [3]:
$109	Discounted cash flows	Spread	55 bps to 337 bps	325bps	Decrease

Commercial mortgage-backed securities:
$277	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	419 bps to 1,001 bps	534bps	Decrease

Corporate bonds [3]:
$901	Discounted cash flows	Spread	71 bps to 719 bps	309bps	Decrease

Residential mortgage-backed securities [3]:
$13	Discounted cash flows	Spread [5]	62 bps to 227 bps	138bps	Decrease
		Constant prepayment rate [5]	2% to 10%	6.0%	Decrease
		Constant default rate [5]	1% to4%	2.0%	Decrease
		Loss severity [5]	10% to 65%	25.0%	Decrease

Variable annuities macro hedge program [3]:
$65	Option model	Equity volatility	18% to 64%	26.0%	Increase
97		Interest rate volatility	1% to 1%	1.0%	Increase

Fixed indexed annuities embedded derivatives:
$324		Withdrawal rates [6]	0.0% to 15.9%	1.7%	Decrease
		Lapse rates [7]	1.0%to 25.0%	6.5%	Decrease
		Option budgets [8]	0.5% to 3.8%	1.6%	Increase
		Credit standing adjustment [9]	0.4% to 3.1%	1.7%	Decrease
[1]The weighted average is determined based on the fair value of the securities.
[2]Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[3]Excludes securities for which the Company bases fair value on broker quotations.
[4]Decrease for above market rate coupons and increase for below market rate coupons.
[5]Generally, a change in the assumption used for the constant default rate would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumption used for constant prepayment rate and would have resulted in wider spreads.
[6]Range represents assumed annual percentage of allowable amount withdrawn.
[7]Range represents assumed annual percentages of policyholders electing a full surrender.
[8]Range represents assumed annual budget for index options.
[9]Range represents Company credit spreads.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Fair Value Measurements (continued)
Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis
The Company uses derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified within the same fair value hierarchy level as the associated asset or liability. Therefore, the realized and unrealized gains and losses on derivatives reported in the Level 3 rollforwards may be offset by realized and unrealized gains and losses of the associated assets and liabilities in other line items of the financial statements.
The following tables present a reconciliation of the beginning and ending balances for Level 3 assets and liabilities measured at fair value on a recurring basis. Assets and liabilities are transferred in and/or out of Level 3 on the date the event or change in circumstances that caused the transfer occurs. The Company evaluates, at least annually, its valuation processes to determine if changes in circumstances has occurred that would result in a transfer between levels. Transfers in and/or out of Level 3 are primarily attributable to the availability of market observable information and the re-evaluation of the observability of pricing inputs. During the 2023 review of the inputs, the Company deemed the spread inputs to be unobservable, and transferred those private securities included in corporate bonds from Level 2 to Level 3.

	Beginning Balance	Total Realized and Unrealized Gains (Losses) in		Net Purchases, Sales, and Settlements	Net Transfers	Ending Balance
		Net Income (Loss)	Other Comprehensive Loss [2]
Year Ended December 31, 2023
Fixed maturities, available-for-sale:
Asset-backed securities	$41	$—	$1	$8	$—	$50
Collateralized loan obligations	109	—	1	9	—	119
Commercial mortgage-backed securities	277	—	6	(65)	(212)	6
Corporate bonds	619	(3)	(68)	497	446	1,491
Foreign government and agencies	4	—	—	—	(4)	—
Municipal bonds	1	—	—	—	(1)	—
Residential mortgage-backed securities	17	—	—	31	(15)	33

Fair value option fixed maturities	306	(24)	—	80	(137)	225
Equity securities	24	—	—	(1)	—	23
Investment funds	58	36	—	7	137	238
Embedded derivatives [1]:
Fixed indexed annuities	(81)	(54)	—	34	(34)	(135)
Other	—	5	—	(5)	—	—

Freestanding derivatives [1]:
Interest rate derivatives	—	(10)	—	—	—	(10)
Variable annuities macro hedge program	148	(498)	—	432	—	82

Short-term investments	137	—	—	368	(37)	468
Fixed indexed annuities hedge program [1]	12	22	—	14	—	48
Ceded market risk benefits	894	(246)	—	—	—	648
Separate account assets	53	3	—	(3)	(5)	48

Year Ended December 31, 2022
Fixed maturities, available-for-sale:
Asset-backed securities	$—	$—	$(2)	$46	$(3)	$41
Collateralized loan obligations	159	—	(1)	26	(75)	109
Commercial mortgage-backed securities	276	—	(26)	34	(7)	277

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Fair Value Measurements (continued)

	Beginning Balance	Total Realized and Unrealized Gains (Losses) in		Net Purchases, Sales, and Settlements	Net Transfers	Ending Balance
		Net Income (Loss)	Other Comprehensive Loss [2]
Corporate bonds	665	(2)	(43)	(15)	14	619
Foreign government and agencies	—	—	(1)	5	—	4
Municipal bonds	1	—	—	—	—	1
Residential mortgage-backed securities	74	—	(1)	(23)	(33)	17

Fair value option fixed maturities	—	(21)	—	327	—	306
Equity securities	21	6	—	(3)	—	24
Investment funds	—	16	—	42	—	58
Embedded derivatives [1]:
Fixed indexed annuities	(524)	200	—	262	(19)	(81)
Other	—	5	—	(5)	—	—

Freestanding derivatives [1]:
Interest rate derivatives	—	22	—	(22)	—	—
Variable annuities macro hedge program	(188)	74	—	262	—	148
						—
Short-term investments	75	—	—	112	(50)	137
Fixed indexed annuities hedge program [1]	—	(22)	—	34	—	12
Ceded market risk benefits	737	157	—	—	—	894
Separate account assets	79	(2)	—	76	(100)	53
[1]Derivative instruments and the FIA hedge program are reported in this table on a net basis for asset (liability) positions.
[2]Recorded in unrealized gain (loss) on available-for-sale securities in the statements of comprehensive income.
The following presents the amount, for recurring fair value measurements categorized within Level 3 of the fair value hierarchy, of the total realized and unrealized gains (losses) for the period included in net income (loss) as shown in the table above:

	Net Investment Income	Investment and Derivative Related Losses, Net	Other [3]	Net Income (Loss)
Year Ended December 31, 2023
Fixed maturities, available-for-sale:
Corporate bonds	$(3)	$—	$—	$(3)

Fair value option fixed maturities	—	(24)	—	(24)
Investment funds	—	36	—	36
Embedded derivatives:
Fixed indexed annuities	—	(54)	—	(54)
Other	—	5	—	5

Freestanding derivatives:
Interest rate derivatives	—	(10)	—	(10)
Variable annuities macro hedge program	—	(498)	—	(498)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Fair Value Measurements (continued)

	Net Investment Income	Investment and Derivative Related Losses, Net	Other [3]	Net Income (Loss)
Fixed indexed annuities hedge program	—	22	—	22
Ceded market risk benefits	—	—	(246)	(246)
Separate account assets [2]	—	3	—	3

Year Ended December 31, 2022
Fixed maturities, available-for-sale:
Corporate bonds	$(2)	$—	$—	$(2)

Fair value option fixed maturities	—	(21)	—	(21)
Equity securities	—	6	—	6
Investment funds	—	16	—	16
Embedded derivatives:
Fixed indexed annuities	—	200	—	200
Other	—	5	—	5

Freestanding derivatives:
Interest rate derivatives	—	22	—	22
Variable annuities macro hedge program	—	74	—	74

Fixed indexed annuities hedge program	—	(22)	—	(22)
Ceded market risk benefits	—	—	157	157
Separate account assets [2]	—	(2)	—	(2)
[1]The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company.
[2]Includes both market and non-market impacts in deriving realized and unrealized gains (losses).
[3]Other represents change in MRBs for ceded MRBs and benefits and losses for FIA embedded derivatives.
The following represents the gross components of net purchases, sales, and settlements, and net transfers shown above:

	Purchases	Settlements	Sales	Net	Transfers in	Transfers out	Net
Year Ended December 31, 2023
Fixed maturities, available-for-sale:
Asset-backed securities	$25	$(17)	$—	$8	$—	$—	$—
Collateralized loan obligations	59	—	(50)	9	—	—	—
Commercial mortgage-backed securities	1	—	(66)	(65)	—	(212)	(212)
Corporate bonds	674	(177)	—	497	488	(42)	446
Foreign government and agencies	—	—	—	—	—	(4)	(4)
Municipal bonds	—	—	—	—	—	(1)	(1)
Residential mortgage-backed securities	33	(2)	—	31	—	(15)	(15)

Fair value option fixed maturities	94	—	(14)	80	—	(137)	(137)
Equity securities	3	—	(4)	(1)	—	—	—
Investment funds	13	(6)	—	7	137	—	137
Embedded derivatives:

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Fair Value Measurements (continued)

	Purchases	Settlements	Sales	Net	Transfers in	Transfers out	Net
Fixed indexed annuities	42	(8)	—	34	(42)	8	(34)
Other	—	(5)	—	(5)	—	—	—

Freestanding derivatives:
Interest rate derivatives	—	—	—	—	—	—	—
Variable annuities macro hedge program	72	—	360	432	—	—	—

Short-term investments	528	(160)	—	368	—	(37)	(37)
Fixed indexed annuities hedge program	32	(18)	—	14	—	—	—
Separate account assets	$123	$—	$(126)	$(3)	$43	$(48)	$(5)

Year Ended December 31, 2022
Fixed maturities, available-for-sale:
Asset-backed securities	$52	$(6)	$—	$46	$—	$(3)	$(3)
Collateralized loan obligations	80	(54)	—	26	—	(75)	(75)
Commercial mortgage-backed securities	68	(34)	—	34	—	(7)	(7)
Corporate bonds	132	(137)	(10)	(15)	20	(6)	14
Foreign government and agencies	5	—	—	5	—	—	—
Municipal bonds	—	—	—	—	—	—	—
Residential mortgage-backed securities	22	(26)	(19)	(23)	—	(33)	(33)

Fair value option fixed maturities	327	—	—	327	—	—	—
Equity securities	8	(11)	—	(3)	—	—	—
Investment funds	42	—	—	42	—	—	—
Embedded derivatives:
Fixed indexed annuities	291	(29)	—	262	(41)	22	(19)
Other	—	(5)	—	(5)	—	—	—

Freestanding derivatives:
Interest rate derivatives	—	(22)	—	(22)	—	—	—
Variable annuities macro hedge program	351	(89)	—	262	—	—	—

Short-term investments	192	(80)	—	112	—	(50)	(50)
Fixed indexed annuities hedge program	86	(52)	—	34	—	—	—
Separate account assets	$99	$—	$(23)	$76	$—	$(100)	$(100)

The following presents the amount, for recurring fair value measurements categorized within Level 3 of the fair value hierarchy still held at the end of the period, of the total unrealized gains (losses) for the period included in net income (loss) and OCI:

	Year Ended December 31,
	2023		2022
	Net Income (Loss)	Other Comprehensive Loss [1]	Net Income (Loss)	Other Comprehensive Loss [1]
Fixed maturities, available-for-sale:
Asset-backed securities	$—	$(1)	$—	$(2)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Fair Value Measurements (continued)

	Year Ended December 31,
	2023		2022
	Net Income (Loss)	Other Comprehensive Loss [1]	Net Income (Loss)	Other Comprehensive Loss [1]
Collateralized loan obligations	—	—	—	(1)
Commercial mortgage-backed securities	—	(2)	—	(26)
Corporate bonds	—	(171)	(2)	(43)
Residential mortgage-backed securities	—	—	—	(2)

Fair value option fixed maturities	9	—	(21)	—
Investment funds	(22)	—	16	—
Embedded derivatives:
Other	5	—	5	—

Freestanding derivatives:
Interest rate derivatives	(11)	—	(3)	—
Variable annuities macro hedge program	(216)	—	42	—

Fixed indexed annuities hedge program	22	—	(22)	—
Ceded market risk benefits	(246)	—	157	—
Separate account assets	$3	$—	$(2)	$—
[1]Recorded in unrealized gain (loss) on available-for-sale securities in the statements of comprehensive income.
The following presents the carrying amount and fair value of the Company’s financial assets and liabilities not carried at fair value:

		As of December 31,
	Fair Value Hierarchy Level	2023		2022
		Carrying Amount	Fair Value	Carrying Amount	Fair Value
Assets
Policy loans	Level 2	$1,528	$1,528	$1,495	$1,495
Mortgage loans	Level 3	2,019	1,814	2,520	2,232

Liabilities
Other policyholder funds and benefits payable [1]	Level 3	$9,921	$8,305	$10,675	$8,666
Funds withheld liability	Level 2	10,367	10,367	11,034	11,034
[1]This amount includes contracts accounted for as investment contracts in the scope of ASC 944 and excludes contracts accounted for as insurance contracts, such as our group accident and health, universal life insurance contracts, COLI, and certain FIA and VA contracts with death or other additional benefits.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
6. Reinsurance
The Company assumes reinsurance from unaffiliated insurers to provide our counterparties with risk management solutions. In addition, the Company cedes reinsurance to affiliated and unaffiliated insurers to enable the Company to manage capital and risk exposure. The Company's historical reinsurance cessions provided a level of risk mitigation desired by prior ownership. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly monitors the financial condition and ratings of its reinsurers and structures agreements to provide collateral funds where necessary.
The following summarizes premiums, policy charges and fee income by direct, assumed and ceded insurance types, in the consolidated statements of operations:

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
	2023	2022
Premiums, policy charges and fee income
Direct	$2,212	$2,283	$1,197	$1,210
Reinsurance assumed	413	210	69	64
Reinsurance ceded	(1,891)	(1,885)	(806)	(812)
Total premiums, policy charges and fee income	$734	$608	$460	$462
Insurance recoveries on ceded reinsurance agreements, which reduce death and other benefits, were $1,670 and $1,648 for the years ended December 31, 2023 and 2022 (Successor Company), $782 for the period of July 1, 2021 to December 31, 2021 (Successor Company) and $958 for the six months ended June 30, 2021 (Predecessor Company). In addition, the Company has reinsured a portion of the risk associated with VA and the associated GMDB and GMWB risks.
Assumed Reinsurance
Guardian
On November 1, 2022, the Company entered into a reinsurance agreement with Guardian to reinsure $7.1 billion in VA reserves, primarily comprised of contracts with living withdrawal benefit and death benefit riders. The Company assumed 100% of $439 in general account reserves on a coinsurance basis and 100% of $6.7 billion in separate account assets and liabilities, as well as the associated MRB on a modified coinsurance basis. The Company acquired general account assets to support the assumed reserves and received $121 in cash from Guardian upon closing, relating to a ceding commission of $65 and cash settlements. As part of this transaction, the Company entered into an administration services agreement for the reinsured block and will ultimately administer the reinsured block within two years following the close of the transaction. The separate account assets and liabilities are reported on a net basis on the Company's balance sheets and the Company earns income on the assumed separate account assets.
The following table summarizes the impacts of the Guardian transaction at inception:

Liabilities assumed	$481
Less: ceding commission received and other settlements	(65)
Less: assets received	(464)
Net gain on reinsurance	$(48)

Unearned revenue reserve	48
Allianz
On December 30, 2021, the Company entered into a reinsurance agreement with Allianz to assume approximately $8 billion of FIA reserves. Certain of the FIA contracts included living withdrawal benefits. The Company paid $693 to Allianz upon closing, primarily relating to a ceding commission of $866, offset by cash settlements. The Company will participate in an aggregated hedging pool administered by Allianz, whereby the Company will pay Allianz a fee in order to participate in the pool and will receive an index credit payout based on the level of participation in the pool. Allianz will continue to service and administer the policies reinsured under the agreement as the direct insurer of the business.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
6. Reinsurance (continued)
The following table summarizes the impacts of the Allianz transaction on the Successor Company:

Liabilities assumed [1]	$7,355
Net ceding commission paid	866
Less: assets received	(8,849)
Net gain on reinsurance	$(628)

Unearned revenue reserve	628
[1]Includes certain adjustments to FIA MRBs of approximately $0.8 billion.
As part of the Allianz reinsurance transaction, the Company maintains a coinsurance trust for the benefit of Allianz. As of
December 31, 2023, there was $6.4 billion of fixed income securities, $58 of short-term investments and $202 of cash in the coinsurance trust. As of December 31, 2022, there were $6.2 billion of fixed income securities, $199 of short-term investments and $130 of cash in the coinsurance trust.
Other Assumed Reinsurance
On July 29, 2022, the Company executed a flow reinsurance agreement with Allianz. Under the terms of the transaction, the Company assumes certain FIA contracts issued by Allianz after August 2, 2022 on a coinsurance basis. Allianz will continue to service and administer the policies reinsured under the agreement as the direct insurer of the business.
Ceded Reinsurance
Reinsurance recoverables include balances due from reinsurance companies and are presented net of ACL. The ACL represents an estimate of expected credit losses over the lifetime of the contracts that reflect management’s best estimate of reinsurance cessions that may be uncollectible in the future due to reinsurers’ inability to pay. Reinsurance recoverables include an estimate of the amount of policyholder benefits that may be ceded under the terms of the reinsurance agreements. Amounts recoverable from reinsurers are estimated in a manner consistent with assumptions used for the underlying policy benefits. Accordingly, the Company’s estimate of reinsurance recoverables is subject to similar risks and uncertainties as the estimate of the gross reserve for future policy benefits.
The following summarizes reinsurance recoverables by reinsurer for the Successor Company:

	As of December 31,
	2023	2022
Prudential Financial, Inc. [1]	$14,383	$14,313
Massachusetts Mutual Life Insurance Company [1]	5,967	6,672
Commonwealth Annuity and Life Insurance Company [1]	6,531	7,243
TR Re [2]	9,468	9,613
Other reinsurers	1,375	1,403
Gross reinsurance recoverables	37,724	39,244

Allowance for credit losses	(18)	(21)
Reinsurance recoverables, net	$37,706	$39,223
[1]The Company's obligations to its direct policyholders that have been reinsured are primarily secured by invested assets held in trust.
[2]The Company's obligations to its direct policyholders reinsured to TR Re are secured by invested assets held by the Company in segregated portfolios.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
6. Reinsurance (continued)
Allowance for Credit Losses
The Company closely monitors the financial condition, ratings and current market information of all its counterparty reinsurers and records an ACL considering the credit quality of the reinsurer, the invested assets in trust, and the period over which the recoverable balances are expected to be collected. Counterparty risk is assessed on a pooled basis in cases of shared risk characteristics, and separately for individual reinsurers when it is more relevant. The Company evaluates historical events, current conditions, and reasonable and supportable forecasts in developing its ACL estimate. Where its contracts permit, the Company secures future claim obligations with various forms of collateral, including irrevocable letters of credit, secured trusts and funds held accounts. The ACL is estimated using a probability of default and loss given default model applied to the amount of reinsurance recoverables, net of collateral, exposed to loss. The probability of default factor is assigned based on each reinsurer's credit rating. The Company reassesses and updates credit ratings on a quarterly basis. The probability of default factors encompass historical industry defaults for liabilities with similar durations to the reinsured liabilities as estimated through multiple economic cycles. The loss given default factors are based on a study of historical recovery rates for general creditors of corporations through multiple economic cycles.
Affiliated Reinsurance
On December 31, 2022 (Successor Company), the Company retroceded 75% of the business assumed from Allianz to TR Re on a modified coinsurance basis. As a result of the retrocession, the Company recorded a deferred gain of $511.
On December 31, 2021 (Successor Company), the Company reinsured certain payout and VA business to TR Re on a modified coinsurance and coinsurance funds withheld basis. As a result of the reinsurance agreement, the Company recorded a deferred loss of $129.
The following presents the impacts from affiliated reinsurance on the Successor Company's statements of operations:

	Years Ended December 31,
	2023	2022
Revenues
Premiums	$(56)	$(27)
Policy charges and fee income	(304)	(320)
Net investment income	(380)	(136)
Investment related gains	361	696
Total revenues	(379)	213

Benefits, Losses, and Expenses
Benefits and losses	(276)	(117)
Change in market risk benefits	77	4
Amortization of deferred acquisition costs	14	19
Insurance operating costs and other expenses	(136)	(119)
Total benefits, losses and expenses	(321)	(213)

Income (loss) before income taxes	(58)	426

Income tax expense (benefit)	(12)	90
Net income (loss)	$(46)	$336
For the period of July 1, 2021 through December 31, 2021 (Successor Company), there was not a material impact on the statements of operations from the Company's affiliated reinsurance arrangement entered into in 2021.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves and Other Balances
The following presents a Successor Company rollforward of DAC by product and VOBA associated with VA:

	Deferred Acquisition Costs			Value of Business Acquired	Total
	Variable Annuities	Payout Annuities	Fixed Indexed Annuities
Balance as of January 1, 2022	$94	$112	$—	$341	$547
Additions	—	—	22	—	22
Amortization	(12)	(7)	—	(42)	(61)
Impact of reinsurance	—	—	(12)	—	(12)
Balance as of December 31, 2022	82	105	10	299	496

Balance as of January 1, 2023	82	105	10	299	496
Additions	—	—	64	—	64
Amortization	(12)	(5)	(1)	(37)	(55)
Impact of reinsurance	—	—	(48)	—	(48)
Balance as of December 31, 2023	$70	$100	$25	$262	$457

The following presents a Successor Company rollforward by product of negative VOBA:

	Fixed Annuities [1]	Payout Annuities [2]	Corporate Owned Life Insurance [1]	Total
Balance as of January 1, 2022	$939	$2,782	$195	$3,916
Additions	—	—	—	—
Amortization	(136)	(137)	(32)	(305)
Balance as of December 31, 2022	803	2,645	163	3,611
Less: reinsurance recoverables	(670)	(939)	—	(1,609)
Balance as of December 31, 2022, net of reinsurance	133	1,706	163	2,002

Balance as of January 1, 2023	803	2,645	163	3,611
Additions	—	—	—	—
Amortization	(141)	(133)	(29)	(303)
Balance as of December 31, 2023	662	2,512	134	3,308
Less: reinsurance recoverables	(552)	(893)	—	(1,445)
Balance as of December 31, 2023, net of reinsurance	$110	$1,619	$134	$1,863
[1]Recorded in other policyholder funds and benefits payable on the balance sheets. Reinsurance balances are included in reinsurance recoverables.
[2]Recorded in reserve for future policy benefits on the balance sheets. Reinsurance balances are included in reinsurance recoverables.
`

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves and Other Balances (continued)

The following presents a Successor Company rollforward of URR, by product, as well as other balances amortized on a basis consistent with DAC, which are included in other policyholder funds and benefits payable and other liabilities, respectively, on the balance sheets:

	Unearned Revenue Reserves				Other Balances [1]
	Variable Annuities	Fixed Indexed Annuities	Payout Annuities	Total
Balance as of January 1, 2022	$—	$628	$76	$704	$845
Additions	48	511	—	559	—
Amortization	(1)	(62)	(5)	(68)	(76)
Balance as of December 31, 2022	47	1,077	71	1,195	769

Additions	—	—	—	—	36
Amortization	(5)	(109)	(4)	(118)	(74)
Balance as of December 31, 2023	$42	$968	$67	$1,077	$731
[1]    Relates to adjustments associated with FIA MRBs recorded in other policyholder funds and benefits payable.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Goodwill and Other Intangible Assets
The carrying amount of goodwill was $97 as of December 31, 2023 and 2022 (Successor Company). There were no additions or impairments recorded for the years ended December 31, 2023 and 2022 (Successor Company), July 1 through December 31, 2021 (Successor Company), and the six months ended June 30, 2021 (Predecessor Company).
The following presents the Company‘s amortizing internally developed software recorded in Goodwill and other intangible assets, net on the balance sheets:

	As of December 31,
	2023	2022
Gross carrying amount	$41	$41
Accumulated amortization	(15)	(9)
Net carrying value	$26	$32
The total amortization expense for other intangible assets recorded within insurance operating costs and other expenses on the statements of operations was $6 and $6 for the years ended December 31, 2023 and 2022, respectively (Successor Company), $3 for the period of July 1, 2021 to December 31, 2021 (Successor Company) and $3 for the six months ended June 30, 2021 (Predecessor Company).
As of December 31, 2023, total amortization expense for other intangible assets is expected to be as follows for each of the next five years:

Year Ended December 31,
2024	$6
2025	6
2026	6
2027	6
2028	2
Indefinite-lived other intangible assets consisting of state insurance licenses were $26 and $26 as of December 31, 2023 (Successor Company) and 2022 (Successor Company). No additions or impairments were recorded for the years ended December 31, 2023 and 2022 (Successor Company), July 1 through December 31, 2021 (Successor Company), and the six months ended June 30, 2021 (Predecessor Company).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
9. Separate Accounts
The following table presents the aggregate fair value of assets, by major investment asset category, supporting separate accounts:

	As of December 31,
	2023	2022
Fixed maturities	$28,283	$27,485
Equity securities (including mutual funds)	55,678	53,832
Cash and cash equivalents	2,521	1,722
Short-term investments	1,001	2,184
Investment receivables, net [2]	1,814	1,751
Other invested assets [1]	217	281
Separate account assets	$89,514	$87,255
[1]Primarily relates to investments in hedge funds.
[2]Includes trade receivables on investment sales executed in the ordinary course of business where the carrying amount approximates fair value, net of investment income due and accrued.

The following table presents a rollforward of separate account liabilities by product:

	Variable Annuities	Corporate-Owned Life Insurance	Other [1]	Total
Balance as of January 1, 2022	$34,985	$48,497	$28,110	$111,592
Premiums and deposits	233	277	713	1,223
Policy charges	(451)	(643)	(280)	(1,374)
Surrenders and withdrawals	(3,081)	(169)	(2,061)	(5,226)
Benefit payments	(137)	(345)	(131)	(613)
Investment performance	(5,442)	(4,926)	(4,905)	(15,273)
Net transfers from (to) general account	51	(2,693)	(284)	(2,926)
Other	(9)	—	(54)	(63)
Balance as of December 31, 2022	$26,149	$39,998	$21,108	$87,255

Balance as of January 1, 2023	$26,149	$39,998	$21,108	$87,255
Premiums and deposits	204	287	1,414	1,905
Policy charges	(417)	(660)	(330)	(1,407)
Surrenders and withdrawals	(3,111)	(142)	(3,606)	(6,859)
Benefit payments	(128)	(381)	(161)	(670)
Investment performance	4,313	2,502	3,650	10,465
Net transfers from (to) general account	9	(1,177)	(7)	(1,175)
Balance as of December 31, 2023	$27,019	$40,427	$22,068	$89,514

Cash surrender value [2] as of:
December 31, 2022	26,081	36,192	21,094	83,367
December 31, 2023	26,948	37,731	22,053	86,732
[1]Represents separate account liabilities that are fully reinsured to third parties on a modified coinsurance basis.
[2]CSV represents the amount of the contractholders’ account balance distributable at the consolidated balance sheet date, less certain surrender charges.
Not reflected in the tables above are separate account assets and liabilities associated with Guardian contracts assumed on a modified coinsurance basis of $6.4 billion and $6.6 billion as of December 31, 2023 and 2022, respectively.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Reserves for Future Policy Benefits

The following table summarizes the Company’s reserve for future policy benefits recognized on the consolidated balance sheets:

	As of December 31,
	2023	2022
Life-contingent payout annuities [1]	$8,674	$8,560
Additional liabilities for other insurance benefits	6,787	6,253
Deferred profit liability	119	37
Negative VOBA [2]	2,512	2,645
Other reserves [3]	1,287	1,243
Reserve for future policy benefits	$19,379	$18,738
[1]See “Liability for Future Policy Benefits” section below for further information.
[2]Refer to Note 7 - Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances for additional details related to negative VOBA.
[3]Represents reserves for fully reinsured traditional life insurance of $0.8 billion December 31, 2023 and 2022, as well as COLI, other universal life-type products, and short-duration contracts, which are all excluded from the tables below.
Liability for Future Policy Benefits
Significant assumptions and inputs to the calculation of the LFPB for life-contingent payout annuities primarily include assumptions for discount rates, mortality and other policyholder data, including certain demographic data. These assumptions are derived from both policyholder data and experience and industry data and the Company will adjust policyholder data and experience to reflect market data, where necessary. The Company does not include any expense assumptions in the calculation of the LFPB. Annually, the Company reviews all significant cash flow assumptions, such as mortality, unless emerging experience indicates a more frequent review is necessary. As part of its annual review process, the Company assesses trends in both policyholder experience and industry data and updates the assumptions in the liability calculation, as necessary.
A single-A interest rate curve is utilized to discount the cash flows used to calculate the LFPB. The discount rate reflects market observable inputs from upper-medium grade fixed income instrument yields and is reflective of the duration of the liabilities and is updated for market data. The updated cash flows used in the liability calculation are discounted using a forward rate curve.
In 2023, there were significant updates for favorable mortality for certain reserves, as a result of the Company’s assumption update. These updates resulted in lower reserves, which were offset by a deferred profit liability. There were no significant changes in inputs or assumptions made in 2022.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Reserves for Future Policy Benefits (continued)
The Company’s LFPBs consists only of the liability associated with limited pay annuities (e.g., single premium immediate annuities) with life contingencies. As this business has no future expected premiums, the following table presents a rollforward of the present value of expected future policy benefits for life-contingent payout annuities:

	Year Ended December 31,
	2023	2022
Beginning balance	$8,335	$11,617
Beginning balance at original discount rate	11,048	11,571
Effect of actual variances from expected experience due to mortality	(17)	2
Effect of changes in cash flow assumptions	(90)	(23)
Adjusted beginning balance at original discount rate	10,941	11,550

Issuances [1]	147	138
Interest accrual [2]	127	62
Benefit payments	(697)	(702)
Ending balance at original discount rate	10,518	11,048

Cumulative effect of changes in discount rate assumptions	(2,059)	(2,713)
Ending balance	8,459	8,335

Other business [3]	215	225
Adjusted ending balance	8,674	8,560

Less: reinsurance recoverables	(5,083)	(4,992)
Adjusted ending balance, net of reinsurance	$3,591	$3,568
[1]Issuances are included within premiums in the statements of operations.
[2]Interest accretion (expense) is recorded as a component of benefits and losses in the statements of operations.
[3]Represents fully reinsured blocks, whose activity is not included in the table above.
The following is a reconciliation of premiums to the statements of operations:

	Year Ended December 31,
	2023	2022
Life-contingent payout annuities	$147	$138
Reconciling items [1]	(59)	(39)
Total premiums	$88	$99
[1]Reconciling items represent premiums related to fully reinsured traditional life insurance and other lines of business, net of reinsured premiums.
The following presents supplemental disclosures related to the present value of expected future policy benefits for life-contingent payout annuities:

	Year Ended December 31,
	2023	2022
Undiscounted expected future benefits and expenses	$18,127	$18,696

Weighted-average duration of the liability (in years)	11.9	11.7
Weighted-average interest accretion rate	1.3%	0.6%
Weighted-average discount rate	4.9%	5.3%

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
11. Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable consists of the following:

	As of December 31,
	2023	2022
Policyholder account balances [1]	$28,107	$30,364
Unearned revenue reserves [2]	1,077	1,195
Negative VOBA [2]	796	966
Other reserves [3]	(478)	(698)
Other policyholder funds and benefits payable	$29,502	$31,827
[1]Refer to the subsequent tables for a rollforward of PABs.
[2]Refer to Note 7 - Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances for a rollforward of URR and negative VOBA.
[3]Includes the following items which are excluded from the subsequent tables:
•the FIA embedded derivative and unaccreted host contract adjustments;
•adjustments associated with FIA MRBs; and
•the embedded derivative associated with the index-linked features of certain fully reinsured UL products.
Refer to Note 5 - Fair Value Measurements for rollforwards of the embedded derivatives and Note 7 - Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances for a rollforward of adjustments associated with FIA MRBs.
The following presents a rollforward of the policyholder account value, by product:

	Variable Annuities	Fixed Deferred Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities	Universal Life and Other	Total
Balance as of January 1, 2022	$2,649	$3,069	$7,241	$2,367	$1,957	$17,283
Deposits	447	1	188	233	—	869
Policy charges	(1)	—	(12)	—	(22)	(35)
Surrenders and other benefits	(291)	(420)	(661)	(332)	(125)	(1,829)
Transfers from (to) separate accounts	33	—	—	9	55	97
Interest credited	82	82	71	32	93	360
Other	1	—	21	—	1	23
Balance as of December 31, 2022	2,920	2,732	6,848	2,309	1,959	16,768

Other business [1]	—	812	—	—	12,784	13,596
Adjusted balance	$2,920	$3,544	$6,848	$2,309	$14,743	$30,364

Less: reinsurance recoverables	(1,169)	(3,054)	(4,946)	(1,723)	(12,940)	(23,832)
Adjusted balance, net of reinsurance	$1,751	$490	$1,902	$586	$1,803	$6,532

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
11. Other Policyholder Funds and Benefits Payable (continued)

	Variable Annuities	Fixed Deferred Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities	Universal Life and Other	Total
Balance as of January 1, 2023	$2,920	$2,732	$6,848	$2,309	$1,959	$16,768
Deposits	2	—	469	243	2	716
Policy charges	(1)	—	(11)	—	(23)	(35)
Surrenders and other benefits	(535)	(549)	(830)	(320)	(84)	(2,318)
Transfers from (to) separate accounts	—	—	—	7	42	49
Interest credited	84	72	105	25	95	381
Other	—	1	5	(3)	(2)	1
Balance as of December 31, 2023	2,470	2,256	6,586	2,261	1,989	15,562

Other business [1]	—	790	—	—	11,755	12,545
Adjusted balance	$2,470	$3,046	$6,586	$2,261	$13,744	$28,107

Less: reinsurance recoverables	(993)	(2,640)	(4,764)	(1,574)	(11,925)	(21,896)
Adjusted balance, net of reinsurance	$1,477	$406	$1,822	$687	$1,819	$6,211
[1]Represents the account value of fully reinsured blocks whose activity is not included in the table above. These blocks were reinsured prior to 2022.
The following table presents the weighted-average crediting rate, NAR, and CSV for PABs, by product:

	Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities	Universal Life and Other	Total
As of December 31, 2023
Weighted-average crediting rate	3.5%	2.9%	1.6%	1.1%	4.8%	2.4%
Net amount at risk [1]	$—	$—	$—	$—	$915	$915
Cash surrender value [2]	$2,456	$2,198	$6,437	$—	$521	$11,612

As of December 31, 2022
Weighted-average crediting rate	3.1%	2.8%	1.0%	1.4%	4.8%	2.2%
Net amount at risk [1]	$—	$—	$—	$—	$947	$947
Cash surrender value [2]	$2,910	$2,649	$6,696	$—	$532	$12,787
[1]NAR is generally defined as the current guarantee amount in excess of the current account balance at the balance sheet date. The NAR associated with MRBs are presented within Note 12 - Market Risk Benefits. NAR for Variable Annuities is based on total account balances and includes both policyholder account balances and separate account balances.
[2]CSV represents the amount of the contractholder’s account balance distributable at the consolidated balance sheet date, less certain surrender charges.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
11. Other Policyholder Funds and Benefits Payable (continued)
The following presents the balance of account values by range of guaranteed minimum crediting rates (“GMCR”) and the related range of difference, in basis points, between rates being credited to policyholders and the respective guaranteed minimums.

	Range of Guaranteed Minimum Crediting Rate	At Guaranteed Minimum	1 Basis Point to 50 Basis Points Above	51 Basis Points to 150 Basis Points Above	Greater than 150 Basis Points Above	Total
As of December 31, 2023
Variable Annuities	Less than 2.0%	$60	$96	$—	$—	$156
	2.0% - 4.0%	2,122	143	49	—	2,314
	Greater than 4.0%	—	—	—	—	—
	Total	2,182	239	49	—	2,470

Fixed Deferred Annuities	Less than 2.0%	7	2	2	3	14
	2.0% - 4.0%	1,928	73	225	10	2,236
	Greater than 4.0%	6	—	—	—	6
	Total	1,941	75	227	13	2,256

Fixed Indexed Annuities	Less than 2.0%	136	—	119	416	671
	2.0% - 4.0%	560	3	11	—	574
	Greater than 4.0%	—	—	—	—	—
	Total	696	3	130	416	1,245

Universal Life and Other	Less than 2.0%	—	—	—	—	—
	2.0% - 4.0%	757	—	—	—	757
	Greater than 4.0%	1,232	—	—	—	1,232
	Total	$1,989	$—	$—	$—	$1,989

As of December 31, 2022
Variable Annuities	Less than 2.0%	$175	$20	$—	$—	$195
	2.0% - 4.0%	2,544	178	3	—	2,725
	Greater than 4.0%	—	—	—	—	—
	Total	2,719	198	3	—	2,920

Fixed Deferred Annuities	Less than 2.0%	13	3	2	—	18
	2.0% - 4.0%	2,634	35	38	—	2,707
	Greater than 4.0%	7	—	—	—	7
	Total	2,654	38	40	—	2,732

Fixed Indexed Annuities	Less than 2.0%	160	1	88	136	385
	2.0% - 4.0%	857	6	12	—	875
	Greater than 4.0%	—	—	—	—	—
	Total	1,017	7	100	136	1,260

Universal Life and Other	Less than 2.0%	—	—	—	—	—
	2.0% - 4.0%	749	—	—	—	749
	Greater than 4.0%	1,210	—	—	—	1,210
	Total	$1,959	$—	$—	$—	$1,959

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Market Risk Benefits
The following table presents a reconciliation of the gross MRB, by product and asset and liability position:

	As of December 31,
	2023			2022
	Variable Annuities	Fixed Indexed Annuities	Total	Variable Annuities	Fixed Indexed Annuities	Total
Asset position	$576	$2	$578	$321	$4	$325
Liability position	529	545	1,074	711	493	1,204
Net asset	$47	$—	$—	$—	$—	$—
Net liability	$—	$543	$496	$390	$489	$879
The following table presents a rollforward of the net MRB liability, by product:

	Variable Annuities	Fixed Indexed Annuities	Total
Balance as of January 1, 2022	$617	$845	$1,462
Balance at January 1, 2022, before effect of changes in the instrument-specific credit risk	661	845	1,506
Issuances	10	—	10
Interest accrual	9	15	24
Attributed fees collected	232	8	240
Benefit payments	(109)	(72)	(181)
Effect of changes in interest rates	(709)	(248)	(957)
Effect of changes in equity markets	477	(40)	437
Effect of changes in equity index volatility	120	1	121
Actual policyholder behavior different from expected behavior	(142)	11	(131)
Effect of changes in future expected policyholder behavior	5	—	5
Effect of changes in other future expected assumptions	(30)	(1)	(31)
Balance as of December 31, 2022, before effect of changes in the instrument-specific credit risk	$524	$519	$1,043

Cumulative effect of changes in the instrument-specific credit risk	(134)	(30)	(164)
Balance as of December 31, 2022	$390	$489	$879

Less: ceded market risk benefits	(527)	(367)	(894)
Balance as of December 31, 2022, net of reinsurance	$(137)	$122	$(15)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Market Risk Benefits (continued)

	Variable Annuities	Fixed Indexed Annuities	Total
Balance as of January 1, 2023	$390	$489	$879
Balance as of January 1, 2023, before effect of changes in the instrument-specific credit risk	524	519	1,043
Issuances	(10)	—	(10)
Interest accrual	13	29	42
Attributed fees collected	295	7	302
Benefit payments	(107)	(58)	(165)
Effect of changes in interest rates	(19)	(12)	(31)
Effect of changes in equity markets	(619)	19	(600)
Effect of changes in equity index volatility	(128)	2	(126)
Actual policyholder behavior different from expected behavior	17	13	30
Effect of changes in future expected policyholder behavior	(10)	21	11
Effect of changes in future expected assumptions	5	(8)	(3)
Balance as of December 31, 2023, before effect of changes in the instrument-specific credit risk	$(39)	$532	$493

Cumulative effect of changes in the instrument-specific credit risk	(8)	11	3
Balance as of December 31, 2023	$(47)	$543	$496

Less: ceded market risk benefits	(240)	(408)	(648)
Balance, net of reinsurance	$(287)	$135	$(152)

The following table presents the NAR and weighted average attained age of contractholders for MRBs, by product:

	Variable Annuities	Fixed Indexed Annuities	Total
As of December 31, 2022
Net amount at risk [1]	$976	$213	$1,189
Weighted average attained age of contractholders (in years)	74.1	71.8	72.8

As of December 31, 2023
Net amount at risk [1]	$389	$195	$584
Weighted average attained age of contractholders (in years)	74.4	72.4	72.2
[1]NAR is generally defined as the current guarantee amount in excess of the current account balance at the balance sheet date, net of reinsurance impacts. For products with multiple guarantees, the net amount at risk is based on the benefit with the highest net amount at risk. The VA net amount at risk represents the death benefit portion of the contract, as contracts with a withdrawal benefit also contain a death benefit. The FIA net amount of risk represents the withdrawal portion of the contract. The total represents the combined net amount at risk of VA and FIA.

The Company’s MRBs primarily relate to VA contracts with GMDB, GMIB, and GMWB guarantee features and FIA contracts with GLWB features and two-tier annuitization benefits. As described in Note 1 - Basis of Presentation and Significant Accounting Policies, MRBs and the related reinsurance are calculated using fair value measurement principles, which considers the price paid that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The fair value of these MRBs are calculated as the present value of expected benefit payments, less the present value of expected fees attributable to the MRB. The determination of the fair value of MRBs requires the use of inputs related to fees and assessments, and assumptions in determining the expected benefits, in excess of the projected account balance.
Fair values for VA and FIA contract benefits are calculated using internally developed models because active, observable markets do not exist for the MRB. Many of these assumptions are established using accepted actuarial valuation methods and are considered unobservable inputs to the fair value measurement. Therefore, the fair value estimate of MRBs are

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Market Risk Benefits (continued)
classified as a level 3 measurement within the fair value hierarchy and the determination of the significant inputs included in the fair value measurement requires the use of management’s judgment. Assumptions are mostly based on policyholder experience and pricing assumptions, which are updated for actual experience, if necessary.
The significant inputs to the valuation models for these MRBs include actuarially determined assumptions for contractholder behavior, as well as lapse rates, benefit utilization rates, surrender rates, and mortality rates. In addition, significant inputs include capital market assumptions, such as interest rate levels and market volatility assumptions.
Variable Annuities
The Company’s VA contracts include variable insurance contracts both entered into directly between the Company and an individual policyholder or assumed through reinsurance with other insurers, including assumed separate account products. Products provide a current or future income stream based on the value of the individual's contract at annuitization, and can include a variety of guaranteed minimum death and withdrawal benefits.
The Company's VA contracts sold to individuals mostly provide GMDBs during the accumulation period that is generally equal to the greater of (a) the contract value at death or (b) premium payments less any prior withdrawals and may include adjustments that increase the benefit, such as for maximum anniversary value ("MAV"). In addition, some of the VA contracts provide a GMWB, whereby if the account value is reduced to a specified level through a combination of market declines and withdrawals, the contractholder is entitled to a guaranteed remaining balance, which is generally equal to premiums less withdrawals. Many policyholders with a GMDB also have a GMWB. These benefits are not additive as policyholders that have a product with both guarantees can receive, at most, the greater of the GMDB or GMWB.
Fixed Indexed Annuities
FIA contracts the Company assumes represent annuity contracts issued by another insurance company under which the Company assumes through reinsurance a quota share of the liabilities. These annuity contracts have a cash value that appreciates based on a GMCR, or the performance of various equity market indices, such as the S&P 500. FIAs generally protect the contract owner against loss of principal and may include GMWBs or enhanced annuitization benefits.
For FIA contracts, assumptions include projected equity returns which impact cash flows attributable to indexed strategies, implied equity volatilities, expected index credits and future equity option costs.
The models are based on a risk neutral valuation framework and incorporate risk premiums inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. A risk margin is incorporated within the discount rate to reflect uncertainty in the projected cash flows, as well as credit spreads to reflect nonperformance risk, for the Company and reinsurer for the Company's reinsurance transaction.
The following table summarizes the unobservable inputs for MRBs, net of reinsured balances (refer to Note 5 - Fair Value Measurements for a rollforward of ceded MRBs):

Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Range	Weighted Average	Impact of Increase in Input on Fair Value [1]
As of December 31, 2023
Variable annuities (net of reinsurance):
$(287)	Discounted cash flows	Withdrawal utilization [2]	1.0% to 46.0%	15.6%	Increase
		Withdrawal rates [3]	0.0% to 8.0%	4.3%	Increase
		Lapse rates [4]	0.0% to 40.0%	6.0%	Decrease
		Market volatility [5]	10.5% to 26.9%	20.4%	Increase
		Nonperformance risk [6]	0.6% to 2.5%	1.6%	Decrease
		Mortality rate [7]	0.0% to 62.5%	1.4%	Decrease
Fixed indexed annuities:
$135	Discounted cash flows	Withdrawal utilization [2]	0.0% to 42.4%	2.7%	Increase
		Withdrawal rates [3]	2.3% to 8.3%	4.5%	Increase
		Lapse rates [4]	0.0% to 30.0%	3.5%	Decrease
		Market volatility [5]	4.9% to 25.6%	16.7%	Increase
		Nonperformance risk [6]	0.6% to 2.5%	1.7%	Increase
		Mortality rate [7]	0.0% to 40.0%	2.5%	Decrease
		Option budgets [8]	0.0% to 3.8%	1.9%	Increase

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Market Risk Benefits (continued)

Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Range	Weighted Average	Impact of Increase in Input on Fair Value [1]

As of December 31, 2022
Variable annuities (net of reinsurance):
$(137)	Discounted cash flows	Withdrawal utilization [2]	1.8% to 63.0%	22.5%	Increase
		Withdrawal rates [3]	0.0% to 8.0%	4.0%	Increase
		Lapse rates [4]	0.0% to 40.0%	4.5%	Decrease
		Market volatility [5]	18.5% to 28.4%	23.3%	Increase
		Nonperformance risk [6]	0.4% to 3.2%	2.2%	Decrease
		Mortality rate [7]	0.0% to 100.0%	1.3%	Decrease
Fixed indexed annuities:
$122	Discounted cash flows	Withdrawal utilization [2]	0.0% to 29.1%	3.5%	Increase
		Withdrawal rates [3]	0.0% to 20.0%	5.6%	Increase
		Lapse rates [4]	0.5% to 36.0%	4.6%	Decrease
		Market volatility [5]	4.5% to 23.6%	15.8%	Increase
		Nonperformance risk [6]	0.4% to 3.2%	2.2%	Increase
		Mortality rate [7]	0.0% to 39.8%	3.1%	Decrease
		Option budgets [8]	0.5% to 3.8%	2.0%	Increase
[1]Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[2]Range represents assumed percentages of policyholders taking withdrawals.
[3]Range represents assumed annual percentage of allowable amount withdrawn.
[4]Range represents assumed annual percentages of policyholders electing a full surrender.
[5]Range represents implied market volatilities for equity indices based on multiple pricing sources.
[6]Range represents Company credit spreads.
[7]Mortality rates vary by age and by demographic characteristics, such as gender. The range shown reflects the mortality rate for policyholders. Mortality rate assumptions are set based on policyholder experience.
[8]Range represents assumed annual budget for index options.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Debt

Collateralized Advances
The Company is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based business and enhance liquidity management. FHLBB membership requires the Company to own member stock and advances require the purchase of activity stock. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. The Company would need to seek the prior approval of the CTDOI in order to exceed these limits. As of December 31, 2023 (Successor Company), the Company had no advances outstanding under the FHLBB facility.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
14. Income Taxes

The following table presents the components of income tax expense (benefit) reported in the Company consolidated statements of operations:

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
Income Tax Expense (Benefit)	2023	2022
Current - U.S. Federal	$(2)	$(17)	$(86)	$—
Deferred - U.S. Federal	(37)	124	174	30
Total income tax (benefit) expense	$(39)	$107	$88	$30
Deferred tax assets and liabilities on the consolidated balance sheet consist of the following:

	Successor Company
	December 31, 2023	December 31, 2022
Deferred Tax Assets
Tax basis deferred policy acquisition costs	$142	$129
VOBA and reserves	174	141
Net operating loss carryover	28	1
Employee benefits	4	4
Foreign tax credit carryover	22	16
Net unrealized loss on investments	523	703
Deferred reinsurance gain	239	264
Total deferred tax assets	1,132	1,258
Valuation Allowance	—	—
Net Deferred Tax Assets	1,132	1,258
Deferred Tax Liabilities
Investment related items	(295)	(366)
Other	(9)	(13)
Total deferred tax liabilities	(304)	(379)
Net deferred tax asset	$828	$879
The statute of limitations on the examination of federal tax returns is closed through the 2019 tax year, with the exception of net operating loss ("NOL") carryforwards utilized in open tax years. Management believes that an adequate provision has been made on the financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years. As of December 31, 2023 and 2022, the Company had no reserves for uncertain tax positions. As of December 31, 2023 and 2022, there were no unrecognized tax benefits that if recognized would affect the effective tax rate and that had a reasonable possibility of significantly increasing or decreasing within the next 12 months.
The Company classifies interest and penalties (if applicable) as income tax expense on the consolidated financial statements. The Company recognized no interest expense for the years ended December 31, 2023 and 2022, the period of July 1, 2021 to December 31, 2021, and the six months ended June 30, 2021. The Company had no interest payable as of December 31, 2023 and 2022. The Company does not believe it would be subject to any penalties in any open tax years and, therefore, has not recorded any accrual for penalties.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
14. Income Taxes (continued)
The Company believes it is more likely than not that all deferred tax assets will be fully realized. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, making investments which have specific tax characteristics and business considerations such as asset-liability matching.
Net deferred income taxes include the future tax benefits associated with the net operating loss carryover and foreign tax credit carryover as follows:
Net Operating Loss Carryover
As of December 31, 2023 and 2022, the net deferred tax asset included the expected tax benefit related to NOLs of $132 and $3, respectively. The NOLs were generated in 2018 and subsequent years. The losses do not expire, but their utilization in any carryforward year is limited to 80% of taxable income in that year. As of December 31, 2023 and 2022, $62 and $3, respectively, of the losses are also subject to Internal Revenue Code Section 382, which may limit the amount that can be utilized in any carryforward year.
Given the Company's expected future earnings, the Company believes sufficient taxable income will be generated in the future to utilize its NOL carryover. Although the Company believes there will be sufficient future taxable income to fully recover the remainder of the loss carryover, the Company's estimate of the likely realization may change over time.
Foreign Tax Credit Carryover
As of December 31, 2023 and 2022, the net deferred tax asset included the expected tax benefit attributable to foreign tax credit carryovers of $22 and $16, respectively.
A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows.

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
	2023	2022
Tax provision at U.S. Federal statutory rate	$1	$152	$107	$45
Dividends received deduction ("DRD")	(34)	(38)	(16)	(14)
Foreign related investments	(6)	(7)	(2)	(1)
Other	—	—	(1)	—
Provision for income taxes	$(39)	$107	$88	$30
The separate account DRD is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds and the Company’s taxable income before the DRD. The Company evaluates its DRD computations on a quarterly basis.
Corporate Alternative Minimum Tax ("CAMT")
The Inflation Reduction Act of 2022 introduced a 15% CAMT among other tax provisions. The provisions had an effective date beginning after December 31, 2022. Generally, the CAMT imposes a minimum tax on the adjusted financial statement income ("AFSI") of certain corporations with average annual AFSI over a three-year period in excess of $1 billion ("applicable corporations"). The Company has determined that it is not an applicable corporation and therefore not subject to CAMT for the period ending December 31, 2023. Since enactment of the CAMT, the US Treasury Department and the IRS continue to issue guidance to the public. The Company will continue to evaluate the guidance and assess its impact, if any in future years.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
15. Commitments and Contingencies
Contingencies Relating to Corporate Litigation and Regulatory Matters
Management evaluates each contingent matter separately. A loss is recorded if probable and reasonably estimable. Management establishes reserves for these contingencies at its “best estimate,” or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated liability at the low end of the range of losses.
Litigation
The Company is involved in claims litigation arising in the ordinary course of business with respect to life and annuity contracts. The Company accounts for such activity through the establishment of reserves for future policy benefits. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.
On August 15, 2023, Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company (collectively “Talcott Resolution”) were named as defendants in two putative class action lawsuits in the United States District Courts for the District of Connecticut and the District of Massachusetts. These cases are captioned as follows: Casey v. Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company, et al. (CT) and Guitang v. Talcott Resolution Life Insurance Company (MA). The lawsuits relate to data security events involving the MOVEit file transfer system (“MOVEit Cybersecurity Incident”). The MOVEit file transfer system is software used by a broad range of companies to move sensitive electronic data. PBI Research Services (“PBI”), a third-party service provider for Talcott Resolution, uses the MOVEit file transfer system in the performance of its services. PBI has used the software on behalf of Talcott Resolution to, among other things, search various databases to identify the deaths of insured persons and annuitants under life insurance policies and annuity contracts, respectively, as required by applicable law. Plaintiffs seek to represent various classes and subclasses of Talcott Resolution insurance policy and annuity contract holders whose data allegedly was accessed or potentially accessed in connection with the MOVEit Cybersecurity Incident. Plaintiffs allege that Talcott Resolution breached a purported duty to safeguard their sensitive data from unauthorized access. The complaints assert claims for, among other things, negligence, negligence per se, breach of contract, unjust enrichment, and violations of various consumer protection statutes, and the Plaintiffs seek declaratory and injunctive relief, compensatory and punitive damages, restitution, attorneys’ fees and costs, and other relief. On October 4, 2023, the Joint Panel on Multidistrict Litigation issued an order consolidating all actions relating to the MOVEit Cybersecurity Incident before a single federal judge in the United States District Court for the District of Massachusetts. We intend to vigorously defend these actions.
The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s consolidated financial condition, results of operations or cash flows in particular quarterly or annual periods.
Unfunded Commitments
As of December 31, 2023, the Company had outstanding commitments totaling $1,055, of which $559 was committed to investment funds, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, $380 of the outstanding commitments are primarily related to various funding obligations associated with private debt. The remaining outstanding commitments of $116 are related to mortgage loans.
Guaranty Fund and Other Insurance-Related Assessments
In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.
Liabilities for guaranty funds and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities on the consolidated balance sheets. As of December 31, 2023 and 2022 (Successor Company), the liability balance was $4 and $4, respectively. As of December 31, 2023 and 2022 (Successor Company) amounts related to premium tax offsets of $1 and $1, respectively, were included in other assets on the consolidated balance sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
15. Commitments and Contingencies (continued)
Derivative Commitments
Certain of the Company’s derivative agreements contain provisions that are tied to the financial strength ratings, as set by nationally recognized statistical agencies or risked-based capital ("RBC") tests, of the individual legal entity that entered into the derivative agreement. If the legal entity’s financial strength were to fall below certain ratings, the counterparties to the derivative agreements could demand immediate and ongoing full collateralization and in certain instances enable the counterparties to terminate the agreements and demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the legal entity’s ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the legal entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that were in a net liability position as of December 31, 2023 (Successor Company) was $294. Of this $294, the legal entities have posted collateral of $461 in the normal course of business. This could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of the collateral that is posted, when required, would be primarily in the form of U.S. Treasury bills, U.S. Treasury notes and government agency securities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
16. Related Party Transactions

Intercompany Liquidity Agreements
In 2022, the Company entered into several short-term affiliated intercompany liquidity agreements, permitting TL to borrow a maximum of $1.5 billion and lend a maximum of $500 and the Company's subsidiary to borrow a maximum of $600 and lend a maximum of $200. As of December 31, 2023 and 2022 (Successor Company), the Company did not borrow any amounts under the intercompany liquidity agreements.
As of December 31, 2023 (Successor Company), the Company’s affiliate had outstanding amounts borrowed of $440 from the Company. During 2023, an affiliate repaid $160 associated with previously issued loans.
Parent Company Transactions
As of December 31, 2023 and 2022 (Successor Company), the Company had no direct employees as it is managed by TLI, the Company's indirect parent, pursuant to an Intercompany Services and Cost Allocation Agreement ("reimbursement agreement") between the Company, TLI and other Company affiliates. Effective July 1, 2021, the reimbursement agreement was modified to reflect a cost-plus reimbursement model. The impact of this revision was not material to the Company.
TLI's wholly-owned subsidiary Talcott Administration Services Company, LLC ("TASC") provides insurance administration services and support for the Company and became a related party on October 21, 2021. For the years ended December 31, 2023 and 2022 (Successor Company) and the period from October 1, 2021 to December 31, 2021 (Successor Company), fees incurred for these services were $52, $53 and $14, respectively.
For information related to affiliated reinsurance arrangements with the Company's parent company, TR Re, see Note 1 - Basis of Presentation and Significant Accounting Policies and Note 6 - Reinsurance of Notes to Consolidated Financial Statements.
For information related to capital contributions to the parent company, see the Dividends section of Note 17 - Statutory Results of Notes to Consolidated Financial Statements.
Sixth Street Transactions
As a result of the Sixth Street Acquisition described in Note 1 - Basis of Presentation and Significant Accounting Policies, the Company considers entities affiliated with Sixth Street as related parties. As described below, since the date of the Sixth Street Acquisition, the Company has entered into certain agreements with and made certain investments in Sixth Street affiliates.
The Company has investment management service agreements with a Sixth Street affiliate, in order to diversify the Company’s investment management capabilities and to leverage the specialty knowledge of Sixth Street with respect to certain asset classes. For the years ended December 31, 2023 and 2022 (Successor Company) and the period of July 1, 2021 to December 31, 2021 (Successor Company), the Company recorded expenses related to these agreements of $2, $1 and $0, respectively. As of December 31, 2023 and 2022 (Successor Company), amounts payable under the agreements were $1 and $0, respectively.
For the years ended December 31, 2023 and 2022 (Successor Company), the Company made certain investments totaling $87 and $12, respectively, that are issued and controlled by Sixth Street affiliates. The Company was not determined to be the primary beneficiary for these investments. As of December 31, 2023 and 2022 (Successor Company), outstanding commitments for these investments were $118 and $49, respectively.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
17. Statutory Results

The Company and its domestic insurance subsidiaries prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from U.S. GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP vary between domestic and foreign jurisdictions. The principal differences are that statutory financial statements do not reflect deferred policy acquisition and value of business acquired costs and limit deferred income taxes, predominately use interest rate and mortality assumptions prescribed by the NAIC for life benefit reserves, generally carry bonds at amortized cost and present reinsurance assets and liabilities net of reinsurance. For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".
Statutory net income (loss) and statutory capital for the Company's U.S. insurance subsidiaries are as follows:

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
(In millions)	2023	2022
Combined statutory net income (loss)	$48	$441	$(426)	$(2)

	Successor Company
	As of December 31,
	2023	2022
Statutory capital [1]	$2,188	$2,738
[1]    The Company relies upon a prescribed practice allowed by Connecticut state laws that allow the Company to receive a reinsurance reserve credit for reinsurance treaties that provide for a limited right of unilateral cancellation by the reinsurer. The benefit from this prescribed practice was approximately $27 and $40 as of December 31, 2023 and 2022 (Successor Company), respectively.
Statutory accounting practices do not consolidate the net income (loss) of subsidiaries that report under U.S. GAAP. The combined statutory net income (loss) above represents the total statutory net income (loss) of the Company and its other insurance subsidiaries. Statutory accounting principles require that ceding commissions paid on reinsurance transactions be expensed in the period incurred, affecting statutory net loss, where U.S. GAAP allows for the deferral of these amounts.
Regulatory Capital Requirements
The Company's U.S. insurance companies' states of domicile impose RBC requirements. The requirements provide a means of measuring the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations based on its size and risk profile. Regulatory compliance is determined by a ratio of a company's total adjusted capital (“TAC”) to its authorized control level RBC (“ACL RBC”). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences (“Company Action Level”) is two times the ACL RBC. The adequacy of a company's capital is determined by the ratio of a company's TAC to its Company Action Level, known as the "RBC ratio." The Company and all of its operating insurance subsidiaries had RBC ratios in excess of the minimum levels required by the applicable insurance regulations. The RBC ratios for the Company and its principal life insurance operating subsidiaries were all in excess of 300% of their Company Action Levels as of December 31, 2023 and 2022 (Successor Company) .The reporting of RBC ratios is not intended for the purpose of ranking any insurance company, or for use in connection with any marketing, advertising or promotional activities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
17. Statutory Results (continued)
Dividends
The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer’s policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a domiciled insurer exceeds the insurer’s earned surplus or certain other thresholds as calculated under applicable state insurance law, the dividend requires the prior approval of the domestic regulator. In addition to statutory limitations on paying dividends, the Company also takes other items into consideration when determining dividends from subsidiaries. These considerations include, but are not limited to, expected earnings and capitalization of the subsidiary, regulatory capital requirements and liquidity requirements of the individual operating company.
The Company is permitted to pay up to a maximum of $571 in dividends and the Company's subsidiaries are permitted to pay up to a maximum of $429 in dividends, as determined by the above mentioned insurance regulations.
On July 6, 2023 (Successor Company), TL's subsidiary declared and paid TL a dividend of $95 and the Company declared and paid a $575 dividend to its parent, TR Re.
On December 29, 2023 (Successor Company), the Company's subsidiary, American Maturity Life Insurance Company ("AML"), declared and paid TL a dividend of $36.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
18. Changes in and Reclassifications From Accumulated Other Comprehensive Income

The following provides the details and changes in AOCI:

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
	2023	2022
Unrealized gain or loss on AFS securities, without an ACL:
Beginning balance	$(2,622)	$(16)	$—	$1,282
Other comprehensive income (loss) before reclassifications	310	(3,710)	(21)	(301)
Reclassification adjustments	544	412	2	(47)
Income tax benefit (expense)	(179)	692	3	73
Ending balance	(1,947)	(2,622)	(16)	1,007

Gain related to discount rate for reserve for future policy benefits:
Beginning balance	859	(14)	—	—
Other comprehensive income (loss) before reclassifications	(268)	1,105	(18)	—
Income tax benefit (expense)	56	(232)	4	—
Ending balance	647	859	(14)	—

Gain related to credit risk for market risk benefits:
Beginning balance	131	35	—	—
Other comprehensive income (loss) before reclassifications	(168)	121	44	—
Income tax benefit (expense)	35	(25)	(9)	—
Ending balance	(2)	131	35	—

Unrealized gain (loss) on cash flow hedges:
Beginning balance	(27)	—	—	(1)
Other comprehensive income (loss) before reclassifications	5	(34)	—	—
Reclassification adjustments	—	—	—	1
Income tax benefit (expense)	(1)	7	—	—
Ending balance	(23)	(27)	—	—

Accumulated other comprehensive income (loss):
Beginning balance	(1,659)	5	—	1,281
Other comprehensive income (loss) before reclassifications	(121)	(2,518)	5	(301)
Reclassification adjustments	544	412	2	(46)
Income tax benefit (expense)	(89)	442	(2)	73
Ending balance	$(1,325)	$(1,659)	$5	$1,007

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
19. Revenue from Contracts with Customers
The Company recognizes revenue from contracts with customers when, or as, goods or services are transferred to customers in an amount that reflects the consideration that an entity is expected to receive in exchange for those goods or services.

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
(In millions)	2023	2022
Administration and distribution services fees	$94	$76	$45	$44
The Company earns revenues from these contracts primarily for administrative and distribution services fees from offering certain fund families as investment options in its variable annuity products. Fees are primarily based on the average daily net asset values of the funds and are recorded in the period in which the services are provided and collected monthly. Fluctuations in domestic and international markets and related investment performance, volume and mix of sales and redemptions of the funds, and other changes to the composition of assets under management are all factors that ultimately have a direct effect on fee income earned.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
20. Subsequent Event
The Company has evaluated subsequent events through April 24, 2024, the date the consolidated financial statements were issued. On January 1, 2024, the Company sold its subsidiary AML to TLI. As noted in Note 17 - Statutory Results, prior to the sale, AML paid TL a dividend of $36.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Talcott Resolution Life Insurance Company
Opinion on the Financial Statement Schedules
We have audited the consolidated financial statements of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2023 and 2022, and for each of the years ended December 31, 2023 and 2022 (Successor Company), and the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company), and have issued our report thereon dated April 24, 2024 (which report expresses an unqualified opinion). Our audits also included the financial statement schedules I, IV, and V. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statement schedules based on our audits. In our opinion, such financial statement schedules, when considered in relation to the financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ DELOITTE & TOUCHE LLP

Hartford, CT
April 24, 2024

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SCHEDULE I
SUMMARY OF INVESTMENTS—OTHER THAN INVESTMENTS IN RELATED PARTIES
($ in millions)

	Successor Company
	As of December 31, 2023
Type of Investment	Cost [1]	Fair Value	Amount at Which Shown on Balance Sheet
Fixed Maturities
Bonds and notes:
U.S. government and government agencies and authorities (guaranteed and sponsored)	$1,340	$1,010	$1,010
States, municipalities and political subdivisions	961	803	803
Foreign governments	442	404	404
Public utilities	1,599	1,331	1,331
All other corporate bonds	9,637	8,205	8,205
All other mortgage-backed and asset-backed securities	3,347	3,092	3,092
Total fixed maturities, available-for-sale	17,326	14,845	14,845
Fixed maturities, at fair value using fair value option	230	225	225
Total fixed maturities	17,556	15,070	15,070
Equity Securities
Common stocks:
Industrial, miscellaneous and all other	21	22	22
Non-redeemable preferred stocks	182	160	160
Total equity securities, at fair value	203	182	182
Mortgage loans	2,045		2,019
Policy loans	1,534		1,534
Other investments	35	35	35
Short-term investments	741	741	741
Investment funds, at fair value using fair value option	262	232	232
Investment funds accounted for under the equity method	1,145		1,145
Total investments	$23,521		$20,958
[1]    Cost of fixed maturity securities, including those accounted for using the FVO, represents amortized costs. For equity securities, cost represents original cost. For investment funds, including those accounted for using the FVO, cost represents original cost adjusted for equity in earnings and distributions. Cost of mortgage loans represents the amortized cost and excludes the allowance for credit losses ("ACL") of $26. For further information, refer to Schedule V - Valuation and Qualifying Accounts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SCHEDULE IV
REINSURANCE
($ In millions)

	Direct Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
For the Year Ended December 31, 2023 (Successor Company)
Life insurance in-force	$214,278	$150,452	$147	$63,973	—%
Insurance Revenues
Life insurance and annuities	$2,201	$1,880	$413	$734	56%
Accident health insurance	11	11	—	—	—%
Total insurance revenues	$2,212	$1,891	$413	$734	56%
For the Year Ended December 31, 2022 (Successor Company)
Life insurance in-force	$222,398	$158,750	$155	$63,803	—%
Insurance Revenues
Life insurance and annuities	$2,271	$1,873	$210	$608	35%
Accident health insurance	12	12	—	—	—%
Total insurance revenues	$2,283	$1,885	$210	$608	35%
For the Period of July 1, 2021 to December 31, 2021 (Successor Company)
Life insurance in-force	$232,607	$166,822	$158	$65,943	—%
Insurance Revenues
Life insurance and annuities	$1,194	$803	$69	$460	15%
Accident health insurance	3	3	—	—	—%
Total insurance revenues	$1,197	$806	$69	$460	15%
For the Six Months Ended June 30, 2021 to December 31, 2021 (Predecessor Company)
Life insurance in-force	$236,517	$170,776	$166	$65,907	—%
Insurance Revenues
Life insurance and annuities	$1,202	$804	$64	$462	14%
Accident health insurance	8	8	—	—	—%
Total insurance revenues	$1,210	$812	$64	$462	14%

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SCHEDULE V
VALUATION AND QUALIFYING ACCOUNTS
($ In millions)

For the Year Ended December 31, 2023 (Successor Company)
2023	Balance January 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance December 31,
Allowance for credit losses ("ACL") on fixed maturities, AFS	$—	$17	$(1)	$16
ACL on mortgage loans	15	11	—	26
ACL on reinsurance recoverables	21	—	(3)	18
For the Year Ended December 31, 2022 (Successor Company)
2022	Balance January 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance December 31,
Allowance for credit losses ("ACL") on fixed maturities, AFS	$—	$1	$(1)	$—
ACL on mortgage loans	12	3	—	15
ACL on reinsurance recoverables	35	—	(14)	21
For the Period of July 1, 2021 to December 31, 2021 (Successor Company)
2021	Balance July 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance December 31,
ACL on fixed maturities, AFS	$—	$—	$—	$—
ACL on mortgage loans	12	—	—	12
ACL on reinsurance recoverables	34	1	—	35

For the Six Months Ended June 30, 2021 (Predecessor Company)
2021	Balance January 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance June 30,
ACL on fixed maturities, AFS	$1	$—	$—	$1
ACL on mortgage loans	17	(6)	—	11
ACL on reinsurance recoverables	7	—	—	7

PART C
OTHER INFORMATION
ITEM 27. FINANCIAL STATEMENTS AND EXHIBITS
(a)	All financial statements are included in Part A and Part B of this Registration Statement.
(b)(1)
Resolution of the Board of Directors authorizing the establishment of the Separate Account incorporated by reference to Post-Effective Amendment No. 24, to Registration Statement No. 033-59541 filed on April 22,
2011.

(b)(2)	Not applicable.
(b)(3)(a)	Principal Underwriter Agreement incorporated by reference to Post-Effective Amendment No. 28, to Registration Statement No. 033-59541 filed on April 22, 2013.
(b)(3)(b)	Form of Sales Agreement incorporated by reference to Post-Effective Amendment No. 28, to Registration Statement No. 033-59541 filed on April 22, 2013.
(b)(4)	Form of Group Variable Annuity Contract incorporated by reference to Post-Effective Amendment No. 24, to Registration Statement No. 033-59541 filed on April 22, 2011
(b)(5)	Form of the Application incorporated by reference to Post-Effective Amendment No. 24, to Registration Statement No. 033-59541 filed on April 22, 2011
(b)(6)(a)	Articles of Incorporation of Talcott Resolution incorporated by reference to Post-Effective Amendment No. 64, to Registration Statement No. 333-72042 filed on April 30, 2019.
(b)(6)(b)	Amended and Restated Bylaws of Talcott Resolution incorporated by reference to Post-Effective Amendment No. 64, to Registration Statement No. 333-72042 filed on April 30, 2019.
(b)(7)(a)	Reinsurance Agreement incorporated by reference to Post-Effective Amendment No. 28, to Registration Statement No. 033-59541 filed on April 22, 2013.
(b)(7)(b)	Reinsurance Agreement dated as of December 31, 2020, is incorporated by reference to Post-Effective Amendment No. 37 to Registration Statement No. 033-59541 filed on April 30, 2021.
(b)(8)(a)	Administrative Services Agreement dated as of December 31, 2020, is incorporated by reference to Post- Effective Amendment No. 37 to Registration Statement No. 033-59541 filed on April 30, 2021.

(b)(8)(b)	Fund Participation Agreement — Fidelity Distributors Corporation incorporated by reference to Post-Effective Amendment No. 25, to Registration Statement No. 033-59541 filed on April 23, 2012.
(b)(8)(c)
Fund Participation Agreement — Hartford Securities Distribution Company, Inc. incorporated by reference to
Post-Effective Amendment No. 25, to Registration Statement No. 033-59541 filed on April 23, 2012.

(b)(8)(c)(i)
Fund Participation Agreement Amendment Nos. 1 and 2 — Hartford Securities Distribution Company, Inc.
incorporated by reference to Post-Effective Amendment No. 54, to Registration Statement No. 333-72042 filed on September 22, 2015.

(b)(8)(d)	Fund Participation Agreement — American Century Investment Services, Inc. incorporated by reference to Post-Effective Amendment No. 31, to Registration Statement No. 033-59541 filed on April 28, 2015.
(i) Amendment Nos. 12 and 13, is incorporated by reference to Post-Effective Amendment No. 37 to Registration Statement No. 033-59541 filed on April 30, 2021.
(b)(8)(e)	Fund Participation Agreement — Calvert Asset Management Company, Inc. incorporated by reference to Post- Effective Amendment No. 31, to Registration Statement No. 033-59541 filed on April 28, 2015.
(b)(8)(f)	Fund Participation Agreement — HIMCO Distribution Services Company incorporated by reference to Post- Effective Amendment No. 31, to Registration Statement No. 033-59541 filed on April 28, 2015.

(b)(10)(a)	Opinion and Consent of Christopher Grinnell, Vice President and Associate General Counsel is filed herewith.
(b)(10)(b)	Consent of Deloitte & Touche LLP (Hartford, CT) is filed herewith.
(b)(10)(c)	Written Consent of Eversheds Sutherland (US) LLP is filed herewith.
(b)(10)(d)	Consent of Deloitte & Touche LLP (Hartford, CT) is filed herewith.
(b)(11)	Not applicable.
(b)(12)	Not applicable.
(b)(99)	Copy of Power of Attorney is filed herewith.

033-59541 HV-2025
ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR
NAME	POSITION
David Bell	Assistant Secretary and Chief Information Security Officer
Ellen T. Below	Executive Vice President and Chief Communications Officer and Head of Community Involvement
Jeremy Billiel	Assistant Vice President and Treasurer
Matthew Bjorkman	Vice President and Chief Auditor
John B. Brady	Vice President and Chief Actuary, Appointed Actuary
Christopher S. Conner	Assistant Vice President, Chief Compliance Officer of Separate Accounts, AML Compliance Officer and Sanctions Compliance Officer
Christopher B. Cramer	Senior Vice President, Corporate Secretary and Chief Tax Officer
James Cubanski	Vice President
Christopher J. Dagnault	Vice President
Glenn Gadzik	Vice President and Actuary
Emily Golovicher	Vice President
Christopher M. Grinnell	Vice President and Associate General Counsel
Oliver Jakob	Director
Donna R. Jarvis	Vice President and Actuary
James Kosinski	Vice President and Chief Risk Officer
Diane Krajewski	Vice President, Chief Human Resources Officer and Head of Operations
Jessica Kubat	Vice President
Lindsay Mastroianni	Vice President and Controller
Craig D. Morrow	Vice President and Head of Valuation
James O’Grady	Executive Vice President and Chief Investment Officer, Director
Lisa M. Proch	Chief Legal Officer and Chief Compliance Officer, Director
Samir Srivastava	Vice President and Chief Information Officer, Director
Robert W. Stein	Director
Ronald K. Tanemura	Director
Xiaobo Zhou	Assistant Vice President and Head of Pricing
Unless otherwise indicated, the principal business address of each of the above individuals is 1 American Row, Hartford, CT 06103.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
The Separate Accounts of Talcott Resolution Life Insurance Company (“TL”) and Talcott Resolution Life and Annuity Insurance Company (“TLA”) are the listed Registrants. TL and TLA are the Depositors. Entities that are controlled by TAO Insurance Holdings, LLC, which controls the Depositors, are listed below, along with entities that are owned or controlled by the Depositors.
Alan Waxman and Anthony M. Muscolino (Individuals) (1)
TAO Insurance Holdings, LLC (DE) (2)
TAO Sutton Holdings, LLC (CYM) (3)
Talcott Financial Group Investments, LLC (BMU)
Talcott Financial Group, Ltd. (BMU)
Talcott Re FinCo, Ltd. (BMU)
Talcott Re Holdings, Ltd. (BMU)
Talcott Life Re, Ltd. (BMU)
Talcott Life & Annuity Re, Ltd. (CYM)
Sutton Cayman Holdings, Ltd. (CYM)
Talcott Financial Group GP, LLC (DE)
Talcott Holdings, LP (DE)
Talcott Acquisition, Inc. (DE)
Talcott Resolution Life, Inc. (DE)
American Maturity Life Insurance Company (CT)
TR Re, Ltd. (BMU)
Talcott Administration Services Company, LLC (DE)
LIAS Administration Fee Issuer LLC (DE)
Talcott Resolution Life Insurance Company (CT) (4)
(1)
Pursuant to the operating agreement of TAO Insurance Holdings, LLC, Alan Waxman, as a member of TAO Insurance Holdings, LLC, has the authority to appoint the managing member of TAO Insurance Holdings, LLC and has appointed A. Michael Muscolino.
(2)
TAO Insurance Holdings, LLC is the managing member of TAO Sutton Holdings, LLC and TAO Sutton Parent, LLC (DE) and Sixth Street TAO Management, LLC.
(3)
TAO Sutton Parent, LLC and certain additional co-investment vehicles hold 100% of the passive, non-voting economic interest in TAO Sutton Holdings, LLC. 11 parallel investment vehicles known as the TAO Funds hold 100% of the passive, non-voting economic interest in TAO Sutton Parent, LLC. TAO Insurance Holdings, LLC is the managing member of TAO Sutton Parent LLC with 100% voting control. All of the TAO Funds and co-investment vehicles are under the ultimate control of Alan Waxman and/or Michael Muscolino. None of the co-investors investing through either the TAO Funds or the co-investment vehicles hold any voting securities of the identified entities or have the ability to appoint directors. Certain of the TAO Funds are also indirect owners Klaverblad Levensverzekering N.V., Lifetri, Uitvaartverzekeringen N.V., and Lifetri Verzekeringen N.V.
(4)
The following entities are wholly-owned subsidiaries of Talcott Resolution Life Insurance Company and are under common control: Talcott Resolution International Life Reassurance Corporation (CT), Talcott Resolution Life and Annuity Insurance Company (CT), and 21 Church Street R, LLC (DE). Talcott Resolution Life and Annuity Insurance Company (CT) owns 100% of Talcott Resolution Distribution Company, Inc. (CT) and Talcott Resolution Comprehensive Employee Benefit Service Company (CT).

ITEM 30. INDEMNIFICATION
Section 33-776 of the Connecticut General Statutes states that: “a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive.”
Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a “Proceeding”) because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by-laws, each an “Officer”), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses

(including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person’s official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation’s Certificate, in each case, as determined in accordance with the procedures set forth in the by-laws. For purposes of the by- laws, a “Covered Entity” shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
ITEM 31. PRINCIPAL UNDERWRITERS
(a)
MMLD acts as principal underwriter for the following investment companies:
Talcott Resolution Life Insurance Company - Separate Account Two
Talcott Resolution Life Insurance Company - Separate Account Two (DC Variable Account I)
Talcott Resolution Life Insurance Company - Separate Account Two (DC Variable Account II)
Talcott Resolution Life Insurance Company - Separate Account Two (QP Variable Account)
Talcott Resolution Life Insurance Company - Separate Account Two (NQ Variable Account)
Talcott Resolution Life Insurance Company - Separate Account Eleven
Talcott Resolution Life Insurance Company - Separate Account Twelve
(b)
Officers and Member Representatives of MML Distributors, LLC
NAME	POSITIONS AND OFFICES WITH UNDERWRITER	PRINCIPAL BUSINESS ADDRESS
Alyssa O’Connor	Assistant Secretary	*
Edward K. Duch, III	Vice President, Chief Legal Officer and Secretary	*
James Puhala	Chief Compliance Officer	*
Jeffrey Sajdak	Assistant Treasurer	*
Julieta Sinisgalli	Assistant Treasurer	*
Kelly Pirrotta	AML Compliance Officer	*
Kevin LaComb	Assistant Treasurer	*
Mario Morton	Registration Manager and Continuing Education Officer	*
Keith McDonagh	Member Representative, MassMutual Holding LLC and Massachusetts Mutual Life Insurance Company	*

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	PRINCIPAL BUSINESS ADDRESS
Frank Rispoli	Chief Financial Officer and Treasurer	*
Pablo Cabrera	Assistant Treasurer	*
Paul LaPiana	Chief Executive Officer and President	*
Stephen Alibozek	Entity Contracting Officer	*
Vincent Baggetta	Chief Risk Officer	*
*
Address: 1295 State Street, Springfield, MA 01111
ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Empower Annuity Insurance Company of America (“Empower”), as sub-administrator at 8515 East Orchard Road, Greenwood Village, Colorado 80111
ITEM 33. MANAGEMENT SERVICES
All management contracts are discussed in Part A and Part B of this registration statement.
ITEM 34. FEE REPRESENTATION
The Depositor represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.
ITEM 35. ADDITIONAL REPRESENTATION
The Company is relying the relief provided in ING Life Insurance and Annuity Company (Aug. 30, 2012) and American Council of Life Insurance, (Nov. 28, 1988) with respect to the sale of the Contracts to fund 403(b) plans and has complied with the terms of these letters.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Hartford, and State of Connecticut on this 26th of April, 2024.
TALCOTT RESOLUTION LIFE INSURANCE COMPANY - SEPARATE ACCOUNT TWO (Registrant)
By:	/s/ Lisa M. Proch
Lisa M. Proch, Chief Legal Officer and Chief Compliance Officer, Director

TALCOTT RESOLUTION LIFE INSURANCE COMPANY (Depositor)
By:	/s/ Lisa M. Proch
Lisa M. Proch, Chief Legal Officer and Chief Compliance Officer, Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons and in the capacity and on the date indicated.
Signature	Title	Date
/s/ Lisa M. Proch	Chief Legal Officer and Chief Compliance Officer, Director (Serving the Function of Principal Executive Officer)*	April 26, 2024
Lisa M. Proch*
/s/ James O’Grady	Executive Vice President, Chief Investment Officer, Director*	April 26, 2024
James O’Grady*
/s/ Oliver Jakob	Director*	April 26, 2024
Oliver Jakob*
/s/ Samir Srivastava	Vice President, Chief Information Officer, Director*	April 26, 2024
Samir Srivastava*
/s/ Robert W. Stein	Director*	April 26, 2024
Robert W. Stein*
/s/ Ronald K. Tanemura	Director*	April 26, 2024
Ronald K. Tanemura*

Signature		Title	Date
/s/ Lindsay Mastroianni		Vice President and Controller (Serving the Functions of Principal Financial Officer and Principal Accounting Officer)*	April 26, 2024
Lindsay Mastroianni*

*By:	/s/ Mike Knowles	Attorney-in-Fact	April 26, 2024
Mike Knowles

033-59541

EXHIBIT INDEX
Exhibit	Description
(b)(10)(a)	Opinion and Consent of Christopher Grinnell, Vice President and Associate General Counsel.
(b)(10)(b)	Consent of Deloitte & Touche LLP (Hartford, CT).
(b)(10)(c)	Written Consent of Eversheds Sutherland (US) LLP.
(b)(10)(d)	Consent of Deloitte & Touche LLP (Hartford, CT).
(b)(99)	Powers of Attorney for the officers listed in the Signatures section of this registration statement filing.